October 31, 2002

News,
Analysis and
Information

Annual Report

Value Fund
Diversified Stock Fund
Stock Index Fund
Growth Fund
Established Value Fund
Special Value Fund
Small Company Opportunity Fund
International Fund
Nasdaq-100 Index(R) Fund
LifeChoice Conservative Investor Fund
LifeChoice Moderate Investor Fund
LifeChoice Growth Investor Fund
Balanced Fund
Convertible Fund
Real Estate Fund
Intermediate Income Fund
Fund for Income
National Municipal Bond Fund
New York Municipal Bond Fund
Ohio Municipal Bond Fund

Victory Funds
LOGO (R)

The Victory Portfolios

Table of Contents

Shareholder Letter                                          3

Fund Review and Commentary                                  4

Introduction to Victory Equity Funds                        4
Introduction to Victory Specialty Funds                    15
Introduction to Victory Taxable Fixed Income Funds         22
Introduction to Victory Tax-Exempt Fixed Income Funds      25
Introduction to the Financial Statements                   28
How to Read Your Financial Statement                       29

Financial Statements                                       31

The Victory Equity Funds

   Value Fund
      Schedules of Investments                             31
      Statement of Assets and Liabilities                  46
      Statement of Operations                              47
      Statements of Changes in Net Assets                  48
      Financial Highlights                                 50

   Diversified Stock Fund
      Schedules of Investments                             33
      Statement of Assets and Liabilities                  46
      Statement of Operations                              47
      Statements of Changes in Net Assets                  48
      Financial Highlights                              51-52

   Stock Index Fund
      Schedules of Investments                             35
      Statement of Assets and Liabilities                  46
      Statement of Operations                              47
      Statements of Changes in Net Assets                  48
      Financial Highlights                                 53

   Growth Fund
      Schedules of Investments                             42
      Statement of Assets and Liabilities                  46
      Statement of Operations                              47
      Statements of Changes in Net Assets                  49
      Financial Highlights                                 54

   Established Value Fund
      Schedules of Investments                             44
      Statement of Assets and Liabilities                  46
      Statement of Operations                              47
      Statements of Changes in Net Assets                  49
      Financial Highlights                                 55

Victory Capital Management Inc., a subsidiary of KeyCorp, is the investment adviser to the Victory Funds. The Victory Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc. receives fees for its services from the Victory Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at victoryfunds.com or call
1-800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

                               NOT FDIC INSURED

                Shares of the Victory Funds are not insured by
             the FDIC, are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Victory Funds
LOGO (R)

Call Victory at:
800-539-FUND (800-539-3863)

Visit our web site at:
www.victoryfunds.com

   Special Value Fund
      Schedules of Investments                             56
      Statement of Assets and Liabilities                  65
      Statement of Operations                              66
      Statements of Changes in Net Assets                  67
      Financial Highlights                                 68

   Small Company Opportunity Fund
      Schedules of Investments                             58
      Statement of Assets and Liabilities                  65
      Statement of Operations                              66
      Statements of Changes in Net Assets                  67
      Financial Highlights                              69-70

   International Fund
      Schedules of Investments                             60
      Statement of Assets and Liabilities                  65
      Statement of Operations                              66
      Statements of Changes in Net Assets                  67
      Financial Highlights                                 71

   Nasdaq-100 Index(R) Fund
      Schedules of Investments                             63
      Statement of Assets and Liabilities                  65
      Statement of Operations                              66
      Statements of Changes in Net Assets                  67
      Financial Highlights                                 72

The Victory Specialty Funds

   LifeChoice Conservative Investor Fund
      Schedules of Investments                             73
      Statement of Assets and Liabilities                  76
      Statement of Operations                              77
      Statements of Changes in Net Assets                  78
      Financial Highlights                                 79

   LifeChoice Moderate Investor Fund
      Schedules of Investments                             74
      Statement of Assets and Liabilities                  76
      Statement of Operations                              77
      Statements of Changes in Net Assets                  78
      Financial Highlights                                 80

   LifeChoice Growth Investor Fund
      Schedules of Investments                             75
      Statement of Assets and Liabilities                  76
      Statement of Operations                              77
      Statements of Changes in Net Assets                  78
      Financial Highlights                                 81

   Balanced Fund
      Schedules of Investments                             82
      Statement of Assets and Liabilities                  92
      Statement of Operations                              93
      Statements of Changes in Net Assets                  94
      Financial Highlights                                 95

   Convertible Fund
      Schedules of Investments                             87
      Statement of Assets and Liabilities                  92
      Statement of Operations                              93
      Statements of Changes in Net Assets                  94
      Financial Highlights                                 96

   Real Estate Fund
      Schedules of Investments                             91
      Statement of Assets and Liabilities                  92
      Statement of Operations                              93
      Statements of Changes in Net Assets                  94
      Financial Highlights                                 97

The Victory Taxable Fixed Income Funds

   Intermediate Income Fund
      Schedules of Investments                             98
      Statement of Assets and Liabilities                 103
      Statement of Operations                             104
      Statements of Changes in Net Assets                 105
      Financial Highlights                                106

   Fund for Income
      Schedules of Investments                            101
      Statement of Assets and Liabilities                 103
      Statement of Operations                             104
      Statements of Changes in Net Assets                 105
      Financial Highlights                            107-108

The Victory Tax-Exempt Fixed Income Funds

   National Municipal Bond Fund
      Schedules of Investments                            109
      Statement of Assets and Liabilities                 120
      Statement of Operations                             121
      Statements of Changes in Net Assets                 122
      Financial Highlights                                123

   New York Municipal Bond Fund
      Schedules of Investments                            112
      Statement of Assets and Liabilities                 120
      Statement of Operations                             121
      Statements of Changes in Net Assets                 122
      Financial Highlights                                124

   Ohio Municipal Bond Fund
      Schedules of Investments                            114
      Statement of Assets and Liabilities                 120
      Statement of Operations                             121
      Statements of Changes in Net Assets                 122
      Financial Highlights                                125

Notes to Financial Statements                             126

Report of Independent Accountants                         142

Letter to our Shareholders

Thank you for the confidence you've exhibited in the Victory Funds throughout The last 12 months. It has been a difficult investment environment that has caused many investors to re-examine their financial goals and question their asset allocations.

Equity markets showed a constant pattern of withdrawals and bond managers saw interest in their products rebound to unexpected levels. Interest rates continued downward yet money market funds saw strong inflows as quality and safety were themes that played well in an otherwise volatile time.

Throughout this difficult period, our adviser, Victory Capital Management Inc., has worked diligently to stay true to its course. Each of the Funds is established to invest in particular types of stocks or bonds, which are defined in each of the prospectuses. Though the markets did not always reward us, the Funds were kept fully invested in a manner consistent with our stated philosophy. One of Victory's basic tenets is the belief in independent, fundamental research; our analysts focused time and effort on identifying securities that might present opportunities in an uncertain environment. Similarly, we gave a great deal of attention to both credit quality and interest rate trends as we managed our bond and money market funds. All of these factors support our goal of producing highly competitive performance on a long-term, risk-adjusted basis.

Adding to the complexity of the economic environment over the last 12 months was the highly publicized management difficulties at a number of major companies. These issues further shook the confidence of investors but also led quickly to increased focus on corporate governance and the need for knowledgeable oversight by directors and trustees. The mutual fund industry has been affected by these regulatory changes; our trustees are working hard to become familiar with the requirements and to ensure that investors' interests are served.

You will find detailed information about the Funds, as well as informational and educational articles on our Web site (www.victoryfunds.com). You may also contact our shareholder servicing center at 1-800-539-3863.

Thank you for choosing the Victory Funds.

/s/ Kathleen A. Dennis
Kathleen A. Dennis
President
Victory Funds

Introduction to
Equity Funds

The Investment Process

The Victory Equity Funds that are managed according to the "diversified" style attempt to remain flexible in order to adjust to changing market conditions.

The Victory Equity Funds that are managed according to a "value" style seek to outperform an appropriate market benchmark while maintaining broad market sector exposure. The approach to managing these funds is to target stocks that are statistically inexpensive (low P/Es, low price-to-book, high-yield stocks) and find situations where investor sentiment is improving as evidenced by upward earnings revisions and positive earnings events.

The Victory Equity Funds that are managed according to the "growth" style subscribe to the philosophy of "Growth At a Reasonable Price" (GARP). They seek to identify stocks believed to have future return prospects greater than the overall market.

The Victory Equity Funds that are not actively managed include the Stock Index Fund and the Nasdaq-100 Index(R) Fund. These Funds attempt to duplicate the performance of the S&P 500 Index and NASDAQ-100 Index,(R) respectively.

                                 Value Funds

                           EQUITY RESEARCH UNIVERSE

                               VALUE MANAGEMENT

            Valuation > Statistical Cheapness > Earnings Revisions

                              buy/sell decisions

                                 VALUE FUNDS

                              Victory Value Fund
                        Victory Established Value Fund
                          Victory Special Value Fund
                     Victory Small Company Opportunity Fund



                              Diversified Funds

                           EQUITY RESEARCH UNIVERSE

                            DIVERSIFIED MANAGEMENT

                                Value > Growth

                         Market Condition Assessment

                              buy/sell decisions

                              DIVERSIFIED FUNDS

                        Victory Diversified Stock Fund


                                 Growth Funds

                           EQUITY RESEARCH UNIVERSE

                              GROWTH MANAGEMENT

          Return Prospects > Statistical Valuation >Risk Assessment

                              buy/sell decisions

                                 GROWTH FUNDS

                             Victory Growth Fund
                         Victory International Fund*

* As of July 7, 2002, the Victory International Fund was managed in a value style.

The Victory Equity Funds

Value Fund

The equity markets were buffeted by a number of crosscurrents during the fiscal year. The economy, which at the beginning of the fiscal year was in recession, was clearly in recovery by first calendar quarter end. While a recovery had been widely anticipated, it was generally expected to occur later in the year. Moreover, the magnitude of the initial stages of the recovery was greater than expected. By early summer, however, concerns emerged that the sharp decline in equity prices might weaken consumer confidence and lead to a slowdown in consumer spending. By the end of the summer, it was apparent that consumer spending, the driving force behind the economic recovery, was faltering and capital spending was not improving as much as hoped. As a result, many economists reduced their estimates for fourth quarter Gross Domestic Product. Moreover, reduced economic growth expectations, combined with decidedly negative third quarter earnings preannouncements from a number of well-respected companies across a variety of industries, led to downward revisions to 2002 and 2003 earnings estimates.

In addition to the uncertainties associated with a downturn in the economic cycle, investors' confidence was strained by a host of other issues. Perhaps most significant were accounting and corporate governance scandals at a number of high-profile companies. Escalating tensions between nuclear-armed India and Pakistan further unnerved investors, as did continued violence in the Middle East and the potential of a U.S. invasion of Iraq. The ongoing national terrorism alerts also kept Americans mindful of the potential for additional terrorist attacks on U.S. citizens and institutions.

Reflecting these crosscurrents, the equity market declined for the second consecutive year. All three major market indices -- the S&P 500*, the DJIA** and the NASDAQ*** -- posted double-digit percentage declines. Technology and telecommunications issues led the market's decline. The technology-heavy NASDAQ fell 21.0% during the year ended October 31, and now has declined nearly 75% from its high on March 10, 2000. The more broadly diversified S&P 500 Index declined 15.1%, while the DJIA dropped 5.6%. Surprisingly, unlike last year when value stocks significantly outperformed growth stocks, value stocks performed in line with growth stocks. The S&P BARRA Value Index**** was down 15.8% for the year.

Consistent with the declines in the broad market, the Value Fund declined 17.2% (Class A shares at net asset value) during fiscal year 2002. Performance modestly lagged the S&P 500 Index return of -15.1%, in part

(Continued on next page)

Value Fund
vs. S&P 500*

(Dollars in thousands)

                 Value Fund      Value Fund
                Class A @ MOP   Class A @ NAV      S&P 500

12/3/93              9425            10000          10000
1/31/94              9841            10442          10340
3/31/94              9081            9635           9621
5/31/94              9432            10008          9904
6/30/94              9251            9815           9661
7/31/94              9508            10088          9979
8/31/94              9852            10453          10388
9/30/94              9570            10153          10134
10/31/94             9733            10327          10361
11/30/94             9445            10021          9984
12/31/94             9555            10138          10132
1/31/95              9791            10388          10395
2/28/95              10185           10806          10800
3/31/95              10443           11080          11119
4/30/95              10651           11301          11446
5/31/95              11067           11742          11904
6/30/95              11184           11867          12180
7/31/95              11503           12205          12584
8/31/95              11613           12322          12616
9/30/95              12011           12744          13148
10/31/95             11901           12627          13101
11/30/95             12502           13265          13676
12/31/95             12777           13557          13940
1/31/96              13181           13985          14414
2/29/96              13243           14051          14548
3/31/96              13602           14432          14688
4/30/96              13737           14575          14904
5/31/96              13955           14807          15289
6/30/96              14033           14889          15347
7/31/96              13449           14270          14669
8/31/96              13773           14613          14978
9/30/96              14428           15308          15822
10/31/96             14836           15741          16258
11/30/96             15903           16873          17487
12/31/96             15640           16594          17140
1/31/97              16332           17328          18211
2/28/97              16453           17456          18354
3/31/97              15812           16777          17600
4/30/97              16429           17431          18650
5/31/97              17464           18529          19786
6/30/97              18122           19227          20674
7/31/97              19556           20749          22318
8/31/97              18552           19684          21067
9/30/97              19519           20709          22221
10/31/97             18877           20029          21479
11/30/97             19707           20909          22473
12/31/97             19942           21159          22859
1/31/98              20147           21376          23112
2/28/98              21484           22795          24779
3/31/98              22519           23893          26048
4/30/98              22712           24098          26309
5/31/98              22326           23688          25857
6/30/98              23008           24412          26908
7/31/98              22839           24232          26621
8/31/98              19699           20900          22778
9/30/98              21312           22612          24231
10/31/98             22739           24126          26202
11/30/98             23933           25393          27792
12/31/98             25194           26731          29391
1/31/99              25917           27498          30621
2/28/99              25382           26930          29669
3/31/99              25901           27482          30857
4/30/99              27522           29201          32051
5/31/99              27016           28664          31294
6/30/99              28353           30083          33034
7/31/99              27369           29038          31999
8/31/99              26891           28532          31841
9/30/99              25784           27357          30968
10/31/99             27290           28955          32928
11/30/99             27299           28964          33604
12/31/99             27983           29690          35576
1/31/2000            26923           28565          33788
2/29/2000            25471           27025          33149
3/31/2000            28395           30127          36392
4/30/2000            27970           29676          35297
5/31/2000            28362           30092          34573
6/30/2000            27808           29504          35425
7/31/2000            27579           29261          34871
8/31/2000            29083           30857          37037
9/30/2000            28565           30307          35082
10/31/2000           29563           31367          34934
11/30/2000           28039           29749          32179
12/31/2000           29190           30970          32337
1/31/2001            29842           31663          33484
2/28/2001            28499           30237          30431
3/31/2001            27300           28965          28503
4/30/2001            29087           30862          30718
5/31/2001            29472           31270          30924
6/30/2001            28371           30102          30171
7/31/2001            28121           29836          29874
8/31/2001            26658           28284          28004
9/30/2001            24487           25981          25740
10/31/2001           24950           26472          26233
11/30/2001           26490           28106          28246
12/31/2001           26667           28294          28493
1/31/2002            26285           27888          28078
2/28/2002            26157           27753          27536
3/31/2002            27146           28803          28572
4/30/2002            25655           27220          26839
5/31/2002            25548           27107          26642
6/30/2002            23821           25274          24744
7/31/2002            21644           22964          22816
8/31/2002            21686           23009          22965
9/30/2002            19114           20281          20469
10/31/2002           20656           21916          22271

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                      VALUE FUND               VALUE FUND
                        Class A                  Class G

                              Maximum
                  Net Asset   Offering         Net Asset
                  Value       Price            Value

One Year          -17.21%     -21.98%          -17.50%
Three Year         -8.87%     -10.65%             N/A
Five Year           1.82%       0.62%             N/A
Since Inception     9.21%       8.48%           -9.43%

The inception date for Class A is December 3, 1993.
The inception date for Class G is December 15, 1999.
The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

The Victory Equity Funds
reflecting the weak performance of value stocks, but also reflecting the negative contribution of stock selection. The Fund's performance relative to the S&P 500 was aided by sector allocation. Most noteworthy were the Fund's overweighted positions in the Basic Industry and Financial sectors, which were the two best performing sectors for the year. The Fund's underweight in the Technology sector, which has been in place for several years now, continued to benefit performance as Technology ranked among the worst performing sectors during the fiscal year. The Utilities sector posted the largest decline of the eight sectors and the Fund's overweight in that sector modestly detracted from what was otherwise a very positive contribution from sector allocation.

While an overweight position in Utilities detracted from performance, stock selection within the sector offset the negative contribution as the Fund's focus on regulated gas and electric companies Cinergy, FPL Group, Exelon, and Constellation Energy, proved extremely beneficial. In addition to the Utilities sector, stock selection was also positive in the Capital Goods, Consumer Staples and Consumer Cyclicals sector, particularly in the miscellaneous industrial and food/beverage industry groups. In the miscellaneous industrial group, overweight positions in Emerson Electric and Textron, two of the few companies in the group to record positive returns for the trailing year, proved quite beneficial, while underweighting General Electric and avoiding Tyco International Ltd. also provided a relative boost to performance. Likewise, positions in Wendy's International, Sara Lee and Anheuser-Busch Cos. all outperformed the return for the food/beverage industry group.

In spite of the solid performance of these companies, stock selection had an overall negative effect on performance relative to the S&P 500, and was most detrimental in the Financial sector. Entering the year, it was our position that the economy would begin to respond positively to enormous fiscal and monetary stimuli that was put in place during 2001. Accordingly, our focus within the Financial sector was on attractively valued money center banks and brokerage firms, which we believed would benefit from a rebound in the economy and the capital markets. However, during the year, regional banks, thrifts and consumer finance companies outperformed money center banks and brokers as the capital markets remained weak.

Fiscal year 2002 was indeed challenging for equity investors. However, looking forward, there are reasons to be optimistic. In difficult environments like we are experiencing, it is vitally important to focus on fundamentals and it is our conviction that fundamentals remain firm. While its rate of growth is moderate by historical standards, the economy continues to expand. We believe the fiscal and monetary policy enacted to date should help ensure continued economic recovery. Moreover, the low inflation we are experiencing permits the enactment of additional monetary and fiscal stimuli if necessary to stimulate growth. We expect the economy to grow at a rate of 2.5% in 2002, followed by growth of 3.1% in 2003. Earnings are also expected to grow nicely. While 2003 S&P 500 earnings estimates have slipped modestly, they remain decidedly positive and should benefit from ongoing cost cutting as well as underlying growth. Lastly, the market's valuation has improved substantially.

While recent market action is disconcerting, historically, extreme levels of investor pessimism are frequently more indicative of a market bottom than a sign of ominous things to come. An examination of the investment fundamentals suggests this may, in fact, be the case. At present, we find the Basic Industry, Capital Goods and Utilities sectors attractive. We continue to take a conservative posture with respect to the Consumer Cyclicals and Technology sectors principally because of their valuations.

While the market may remain volatile for some time and could decline further, we consider it is very good time to invest in equities and those investors with reasonable time horizons will be amply rewarded. We also think a value orientation should do well given our expectation for continued improvement in the economy.

----------------------------------------------------------------------------
*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

**The
Dow Jones Industrial Average (DJIA) is an unmanaged index, made up of 30 stocks. These stocks tend to be those of the largest, most established firms and represent a range of industries. An investor cannot invest directly in an index.

***The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is a disproportionately tech-heavy index. An investor cannot invest directly in an index.

****The S&P Barra Value Index is an unmanaged index, generally representative of all the stocks in the Standard & Poor's 500 that have lower price-to-book ratios. An investor cannot invest directly in an index.

Fund holdings and investment policies are subject to change.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.

The Victory Equity Funds

Diversified Stock Fund

The extraordinary events of fiscal 2002 provided the backdrop for a difficult investing year. After two consecutive years of defeating the index by a sizeable margin, the Diversified Stock Fund declined 16.8% (Class A Shares at net asset value), slightly below the S&P 500* benchmark decline of 15.1%. Importantly, the Fund's longer-term three- and five-year record of outperformance remains intact.

The Fund began the year auspiciously enough with gains through March as the market prematurely anticipated the beneficial effects of stimulative monetary policy. When it became apparent the growth in the economy was primarily the result of inventory accumulation and not final sales, the market began to succumb. The downward movement accelerated throughout the summer as accounting scandals, corporate governance problems, and fears of war and terrorism were overlaid on an already vulnerable economic foundation. By early October, signs of despair and capitulation were rampant. At this time of maximum pessimism, as markets are want to do, the S&P 500 rallied to gain 8.5%, posting the best October performance since 1982.

The market played no favorites in the fiscal year, evidenced by declines in all eight sectors and the relative parity to which value and growth stocks performed. The best performing sector for the fiscal year was Basic Industry, which declined 3.7%, and the Diversified Fund's double-weighted position in this sector worked to its favor. Despite underweighting in the utilities sector it was a leading detractor from performance. The Fund also emphasized positions within the Capital Goods' sector, and superior stock selection in this group helped performance in the fiscal year.

Despite the slow recovery, the economy is in better condition than last year at this time, as lower interest rates have had some time to work through the system. Corporate executives are making no promises for 2003, but in a world where companies are measured on their ability to deliver on expectations, the conservative outlook now projected is gratifying. We are optimistic the economy will continue to improve as we move through fiscal 2003, and with valuations and expectations at these low levels, the market can begin to price in better times. Our conviction remains in the Capital Goods and Basic Industry sectors, and we have aggressively increased positions in Technology, believing these stocks will perform well in anticipation of any acceleration in end user demand. The Fund's mantra remains as its name implies, well diversified in all economic sectors, with a bias toward stocks with low expectations, favorable valuations, and a catalyst for price improvement. The basic investment philosophy has enabled the fund (Class A Shares at net asset value) to deliver superior returns, since the inception of the fund it has outperformed the S&P 500, 11.40% compared to 9.90%.

Diversified Stock Fund
vs. S&P 500*

(Dollars in thousands)

              Diversified Stock    Diversified Stock
               Class A @ MOP        Class A @ NAV        S&P 500

10/31/92            9425               10000              10000
11/30/92            9797               10395              10341
12/31/92            9908               10512              10468
1/31/93             9916               10521              10555
2/28/93             9971               10580              10699
3/31/93             10114              10731              10925
4/30/93             9979               10587              10661
5/31/93             10249              10875              10946
6/30/93             10215              10838              10978
7/31/93             10279              10906              10934
8/31/93             10686              11338              11349
9/30/93             10611              11258              11262
10/31/93            10748              11403              11495
11/30/93            10611              11258              11385
12/31/93            10896              11561              11523
1/31/94             11273              11960              11914
2/28/94             10896              11561              11591
3/31/94             10524              11167              11086
4/30/94             10678              11329              11228
5/31/94             11002              11673              11412
6/30/94             10744              11399              11132
7/31/94             11015              11687              11498
8/31/94             11459              12158              11969
9/30/94             11272              11960              11677
10/31/94            11536              12240              11939
11/30/94            11172              11854              11504
12/31/94            11327              12018              11675
1/31/95             11616              12324              11978
2/28/95             12100              12838              12444
3/31/95             12444              13203              12812
4/30/95             12786              13566              13189
5/31/95             13335              14148              13716
6/30/95             13509              14334              14035
7/31/95             13936              14787              14500
8/31/95             14041              14897              14537
9/30/95             14492              15376              15150
10/31/95            14251              15121              15096
11/30/95            14985              15899              15759
12/31/95            15333              16269              16062
1/31/96             15767              16728              16609
2/29/96             16166              17152              16763
3/31/96             16388              17388              16924
4/30/96             16788              17812              17174
5/31/96             17120              18164              17617
6/30/96             16971              18006              17684
7/31/96             16226              17216              16902
8/31/96             16604              17617              17259
9/30/96             17454              18519              18230
10/31/96            18121              19227              18733
11/30/96            19623              20820              20149
12/31/96            19124              20291              19750
1/31/97             20187              21419              20984
2/28/97             20149              21378              21148
3/31/97             19533              20724              20279
4/30/97             20118              21345              21490
5/31/97             21457              22767              22798
6/30/97             22156              23508              23820
7/31/97             23982              25445              25715
8/31/97             23004              24407              24275
9/30/97             24366              25852              25604
10/31/97            23190              24605              24749
11/30/97            24097              25568              25895
12/31/97            24533              26029              26339
1/31/98             24577              26076              26631
2/28/98             26378              27987              28551
3/31/98             27586              29269              30013
4/30/98             28188              29907              30315
5/31/98             27161              28818              29794
6/30/98             27870              29570              31004
7/31/98             27385              29056              30674
8/31/98             23626              25068              26240
9/30/98             25691              27258              27920
10/31/98            27736              29428              30192
11/30/98            28885              30647              32021
12/31/98            30211              32055              33867
1/31/99             31242              33148              35283
2/28/99             30322              32172              34186
3/31/99             31588              33515              35554
4/30/99             33927              35997              36931
5/31/99             33467              35509              36059
6/30/99             35008              37144              38060
7/31/99             34161              36245              36871
8/31/99             33663              35717              36689
9/30/99             31859              33803              35683
10/31/99            33113              35133              37941
11/30/99            34249              36339              38713
12/31/99            36543              38773              40993
1/31/2000           35374              37532              38933
2/29/2000           35070              37210              38196
3/31/2000           38731              41094              41933
4/30/2000           36500              38727              40671
5/31/2000           36500              38727              39837
6/30/2000           36240              38451              40819
7/31/2000           35915              38106              40181
8/31/2000           38798              41165              42676
9/30/2000           37227              39498              40423
10/31/2000          38702              41063              40253
11/30/2000          35771              37953              37079
12/31/2000          37038              39298              37261
1/31/2001           39866              42298              38583
2/28/2001           37947              40262              35064
3/31/2001           35931              38123              32843
4/30/2001           38910              41284              35395
5/31/2001           39971              42409              35633
6/30/2001           38708              41070              34765
7/31/2001           39163              41552              34423
8/31/2001           36587              38819              32268
9/30/2001           33066              35083              29662
10/31/2001          34280              36371              30228
11/30/2001          37415              39698              32547
12/31/2001          37384              39664              32832
1/31/2002           37254              39526              32353
2/28/2002           37228              39499              31729
3/31/2002           38043              40364              32922
4/30/2002           36144              38349              30926
5/31/2002           35415              37576              30698
6/30/2002           32486              34468              28512
7/31/2002           29727              31540              26290
8/31/2002           29649              31457              26462
9/30/2002           26317              27922              23586
10/31/2002          28534              30274              25662

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                          DIVERSIFIED             DIVERSIFIED              DIVERSIFIED            DIVERSIFIED
                             STOCK                   STOCK                    STOCK               STOCK
                            Class A                 Class B                  Class C              Class G

                                 Maximum                  Contingent                 Contingent
                     Net Asset   Offering    Net Asset    Deferred      Net Asset    Deferred     Net Asset
                     Value       Price       Value        Charges       Value        Charges      Value

One Year             -16.76%     -21.56%     -17.77%      -20.96%         N/A          N/A        -17.30%
Three Year            -4.84%      -6.71%      -5.88%       -6.55%         N/A          N/A         -5.24%
Five Year              4.23%       3.01%       3.13%        3.03%         N/A          N/A           N/A
Ten Year              11.71%      11.06%        N/A          N/A          N/A          N/A           N/A
Since Inception       11.40%      10.90%       7.77%        7.77%        5.71%        4.17%        -3.15%

The inception date for Class A is October 20, 1989.
The inception date for Class B is March 1, 1996.
The inception date for Class C is March 1, 2002.
The inception date for Class G is March 26, 1999.

---------------------------------------------------------------------------
*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and a maximum contingent deferred sales charge
(CDSC) of 5.00% for Class B Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have beenlower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.

The Victory Equity Funds

Stock Index Fund

The S&P 500* continued its correction from 2000 highs and for the second year in a row posted a negative total return -- down 15.1% for the year ended October 31, 2002. This is the first time we have seen consecutive down years in the S&P since 1973-74. Despite an accommodative monetary policy, a reduced threat of terrorism, and resilient consumer spending (specifically housing and autos), the economy has been slow to recover and investors have been slow to return. Initially, uncertainty following September 11th and how it would affect an already weak economy sparked investor fears. Later, corporate accounting scandals at several major companies, as well as the threat of war in Iraq, heightened those fears and slowed economic momentum. The downturn had a slight affect on index composition weightings with the largest shifts in Information Technology (from 16.5% to 14.3%) and Financials (from 17.7% to 20.7%). While corporate earnings and stock valuations are still a concern, improvements are beginning to show -- albeit on lower expectations. Positive earnings surprises have outpaced negative ones by more than a 4 to 1 margin and valuations are much closer to historical averages. From a long-term perspective, those market slowdowns have historically been short-lived and the outlook for future positive returns remains strong. Of course, past performance does not predict future results.

As an Index fund, our objective is to match the performance of the benchmark index (the S&P 500). During a period of high mutual fund outflows, we believe, our full replication strategy, improved cost control, and cash flow management have minimized tracking error. The Stock Index Fund performed in line with the Fund's objective and posted a return of -15.75% (Class A Shares at net asset value) for the year ended October 31, 2002.

----------------------------------------------------------------------------
*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.

Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Victory Capital Management Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.


Stock Index Fund
vs. S&P 500*

(Dollars in thousands)

              Stock Index     Stock Index
             Class A @ MOP  Class A @ NAV     S&P 500

12/3/93          9425          10000           10000
1/31/94          9785          10382           10340
3/31/94          9099          9654            9621
5/31/94          9355          9926            9904
6/30/94          9130          9687            9661
7/31/94          9426          10001           9979
8/31/94          9798          10396           10388
9/30/94          9559          10143           10134
10/31/94         9770          10367           10361
11/30/94         9425          10000           9984
12/31/94         9561          10145           10132
1/31/95          9803          10401           10395
2/28/95          10170         10791           10800
3/31/95          10464         11102           11119
4/30/95          10775         11432           11446
5/31/95          11193         11876           11904
6/30/95          11431         12129           12180
7/31/95          11812         12533           12584
8/31/95          11842         12564           12616
9/30/95          12322         13074           13148
10/31/95         12283         13033           13101
11/30/95         12814         13596           13676
12/31/95         13049         13845           13940
1/31/96          13491         14314           14414
2/29/96          13602         14432           14548
3/31/96          13746         14585           14688
4/30/96          13938         14788           14904
5/31/96          14271         15142           15289
6/30/96          14340         15215           15347
7/31/96          13701         14537           14669
8/31/96          13975         14828           14978
9/30/96          14747         15647           15822
10/31/96         15155         16080           16258
11/30/96         16257         17249           17487
12/31/96         15943         16916           17140
1/31/97          16917         17949           18211
2/28/97          17043         18083           18354
3/31/97          16327         17323           17600
4/30/97          17295         18350           18650
5/31/97          18347         19466           19786
6/30/97          19149         20317           20674
7/31/97          20649         21909           22318
8/31/97          19498         20687           21067
9/30/97          20557         21811           22221
10/31/97         19878         21091           21479
11/30/97         20758         22025           22473
12/31/97         21109         22397           22859
1/31/98          21346         22648           23112
2/28/98          22847         24241           24779
3/31/98          23975         25437           26048
4/30/98          24213         25690           26309
5/31/98          23782         25233           25857
6/30/98          24731         26240           26908
7/31/98          24447         25938           26621
8/31/98          20886         22160           22778
9/30/98          22256         23614           24231
10/31/98         24052         25519           26202
11/30/98         25462         27015           27792
12/31/98         26955         28600           29391
1/31/99          28034         29744           30621
2/28/99          27146         28802           29669
3/31/99          28223         29945           30857
4/30/99          29292         31079           32051
5/31/99          28579         30323           31294
6/30/99          30168         32009           33034
7/31/99          29211         30993           31999
8/31/99          29045         30817           31841
9/30/99          28262         29986           30968
10/31/99         30042         31875           32928
11/30/99         30619         32487           33604
12/31/99         32409         34386           35576
1/31/2000        30764         32641           33788
2/29/2000        30180         32022           33149
3/31/2000        33105         35125           36392
4/30/2000        32094         34053           35297
5/31/2000        31416         33333           34573
6/30/2000        32174         34136           35425
7/31/2000        31667         33599           34871
8/31/2000        33612         35663           37037
9/30/2000        31818         33759           35082
10/31/2000       31657         33589           34934
11/30/2000       29162         30941           32179
12/31/2000       29290         31077           32337
1/31/2001        30318         32167           33484
2/28/2001        27537         29216           30431
3/31/2001        25774         27346           28503
4/30/2001        27764         29458           30718
5/31/2001        27942         29647           30924
6/30/2001        27152         28808           30171
7/31/2001        26877         28516           29874
8/31/2001        25172         26708           28004
9/30/2001        23134         24546           25740
10/31/2001       23561         24999           26233
11/30/2001       25350         26897           28246
12/31/2001       25558         27117           28493
1/31/2002        25167         26703           28078
2/28/2002        24671         26177           27536
3/31/2002        25590         27151           28572
4/30/2002        24024         25490           26839
5/31/2002        23828         25282           26642
6/30/2002        22128         23478           24744
7/31/2002        20379         21622           22816
8/31/2002        20514         21766           22965
9/30/2002        18276         19391           20469
10/31/2002       19850         21061           22271


Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            Average Annual Total Return
                              As of October 31, 2002

                           STOCK INDEX              STOCK INDEX
                             Class A                Class G

                                   Maximum
                      Net Asset    Offering         Net Asset
                      Value        Price            Value

One Year              -15.75%      -20.58%          -15.88%
Three Year            -12.90%      -14.60%          -13.08
Five Year              -0.03%       -1.20%             N/A
Since Inception         8.72%        8.00%          -12.35%

The inception date for Class A is December 3, 1993.
The inception date for Class G is July 2, 1999.

The Victory Equity Funds

Growth Fund

It was a disappointing year for most of the major equity indexes as investor confidence waned in the face of a challenging global environment. Even though the U.S. economy has shown improvement over the last several quarters, concerns over the sustainability of that economic growth have pressured equity performance. Factors leading to this uneasiness include: a potential slowing in consumer spending, sluggish corporate earnings growth, continued corporate malfeasance, and growing geopolitical fallout. Although these issues are risks that will likely create volatility in the market, we believe the economy has enough stimuli to avoid a "double-dip" recession. Low interest rates, record mortgage refinancings, tax cuts, and real income growth should support consumer spending, while sustainable productivity growth, cost cutting and inventory rebuilding should help corporate profitability and spending. Therefore economic recovery is expected through the remainder of this year and well into the next.

For the year, the Growth Fund was down 16.4% (Class A Shares at net asset value) versus the S&P 500*, which was down 15.1%, but performed favorably relative to the Russell 1000 Growth Index**, which was down 19.6% and held its own against the other major growth index, the S&P BARRA Growth Index***, which declined 15.0%. Performance was helped by the portfolio's significant overweight in Consumer Staples, which was one of the best performing sectors in the market. Technology continued to be a drag on performance, as the portfolio remained slightly overweight in this underperforming group.

Nearly as important as the strong sector performance in Consumer Staples was the superior stock selection, led by positions in Pharmacia Corp., Anheuser Busch Companies Inc., Kraft Foods Inc. and Wm Wrigley Jr. Co. An underweight in the Financial sector hurt performance, as the group was relatively strong for the year. Security selection was also negative in Financial as economic improvement trailed expectations, hurting the portfolio's financial conglomerate, investment banking and insurance company investments.

Stock picking added to performance in the Capital Goods sector as 3M Co., Emerson Electric Co. and United Technologies Corp. were part of the outperformance. An underweight in the Utilities sector was a major positive for performance, as it was the worst performing sector in the S&P 500, down 36.7%. The overweight in Technology was a negative with the sector down 29.8% for the year, especially disappointing considering its 50%+ decline last year. However, Technology security selection was a positive for the portfolio due to positions in Dell Computer Corp. and First Data Corp. Stocks that pressured Technology performance include Texas Instruments Inc., Cisco Systems Inc., and Sun Microsystems Inc.

The portfolio  remained  overweight in the growth sectors of the market:
Consumer Staples, Technology and Capital Goods, giving the portfolio its growth bias. Recently the weighting in Consumer Staples was raised to take advantage of attractive valuations and potential fundamental improvement. The industries within Consumer Staples that may see improving earnings momentum next year are drug and health care. Zimmer Holdings Inc. and Medtronic Inc. were Consumer Staple positions added to the Fund.

The Growth Fund is a large capitalization portfolio invested in high quality growth stocks. The Fund's philosophy is to buy companies that have positive or improving fundamentals, above average revenue and earnings growth, and strong profitability potential. The goal of this philosophy is to generate above average returns with below average risk. Recent underperformance by the growth investment style has significantly narrowed the valuation disparity between growth and value. Therefore, we believe growth stock valuations have become more intriguing, and with an economic and earnings rebound expected we think the growth product offers investors long-term opportunity.

-----------------------------------------------------------------------------
*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

**The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

***The S&P Barra Growth Index is an unmanaged index, generally representative of all the stocks in the Standard & Poor's 500 that have higher price-to-book ratios. An investor cannot invest directly in an index. Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index. The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Growth Fund
vs. S&P 500*

(Dollars in thousands)

                    Growth Fund         Growth Fund
                   Class A @ MOP       Class A @ NAV         S&P 500

12/3/93                 9425               10000              10000
1/31/94                 9789               10387              10340
3/31/94                 9126               9682               9621
5/31/94                 9466               10044              9904
6/30/94                 9133               9690               9661
7/31/94                 9389               9962               9979
8/31/94                 9740               10334              10388
9/30/94                 9443               10019              10134
10/31/94                9729               10322              10361
11/30/94                9472               10050              9984
12/31/94                9412               9986               10132
1/31/95                 9604               10190              10395
2/28/95                 9920               10525              10800
3/31/95                 10131              10750              11119
4/30/95                 10401              11035              11446
5/31/95                 10737              11392              11904
6/30/95                 10972              11641              12180
7/31/95                 11289              11978              12584
8/31/95                 11203              11886              12616
9/30/95                 11755              12473              13148
10/31/95                11726              12442              13101
11/30/95                12199              12944              13676
12/31/95                12374              13129              13940
1/31/96                 12747              13525              14414
2/29/96                 12878              13664              14548
3/31/96                 12998              13791              14688
4/30/96                 13200              14005              14904
5/31/96                 13654              14487              15289
6/30/96                 13819              14662              15347
7/31/96                 13324              14137              14669
8/31/96                 13587              14416              14978
9/30/96                 14452              15334              15822
10/31/96                14735              15634              16258
11/30/96                15888              16858              17487
12/31/96                15461              16404              17140
1/31/97                 16368              17367              18211
2/28/97                 16516              17523              18354
3/31/97                 15732              16691              17600
4/30/97                 16756              17778              18650
5/31/97                 17843              18932              19786
6/30/97                 18576              19710              20674
7/31/97                 19886              21099              22318
8/31/97                 18524              19654              21067
9/30/97                 19508              20698              22221
10/31/97                19022              20182              21479
11/30/97                20004              21224              22473
12/31/97                20308              21547              22859
1/31/98                 20897              22172              23112
2/28/98                 22152              23504              24779
3/31/98                 23171              24584              26048
4/30/98                 23386              24812              26309
5/31/98                 22933              24332              25857
6/30/98                 24313              25797              26908
7/31/98                 24347              25833              26621
8/31/98                 20953              22232              22778
9/30/98                 22684              24068              24231
10/31/98                24461              25953              26202
11/30/98                25965              27549              27792
12/31/98                27859              29559              29391
1/31/99                 28892              30655              30621
2/28/99                 27945              29650              29669
3/31/99                 28683              30433              30857
4/30/99                 29470              31268              32051
5/31/99                 28536              30277              31294
6/30/99                 30467              32325              33034
7/31/99                 29421              31216              31999
8/31/99                 29421              31216              31841
9/30/99                 28474              30211              30968
10/31/99                30393              32247              32928
11/30/99                31013              32905              33604
12/31/99                32847              34851              35576
1/31/2000               31323              33234              33788
2/29/2000               30651              32521              33149
3/31/2000               33518              35563              36392
4/30/2000               32614              34604              35297
5/31/2000               31994              33946              34573
6/30/2000               33041              35056              35425
7/31/2000               32240              34207              34871
8/31/2000               34061              36139              37037
9/30/2000               32188              34152              35082
10/31/2000              32072              34028              34934
11/30/2000              29610              31417              32179
12/31/2000              29241              31025              32337
1/31/2001               30034              31867              33484
2/28/2001               27010              28658              30431
3/31/2001               24903              26422              28503
4/30/2001               26915              28557              30718
5/31/2001               27038              28687              30924
6/30/2001               26176              27773              30171
7/31/2001               25902              27482              29874
8/31/2001               24027              25493              28004
9/30/2001               22550              23925              25740
10/31/2001              23261              24680              26233
11/30/2001              25145              26679              28246
12/31/2001              25145              26679              28493
1/31/2002               24939              26460              28078
2/28/2002               24375              25863              27536
3/31/2002               25018              26545              28572
4/30/2002               23273              24692              26839
5/31/2002               22778              24167              26642
6/30/2002               20881              22155              24744
7/31/2002               19822              21032              22816
8/31/2002               19932              21148              22965
9/30/2002               17764              18847              20469
10/31/2002              19455              20642              22271

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                             Average Annual Total Return
                                As of October 31, 2002

                            GROWTH FUND                GROWTH FUND
                             Class A                   Class G

                                      Maximum
                     Net Asset        Offering          Net Asset
                     Value            Price             Value

One Year             -16.36%          -21.19%           -16.77%
Three Year           -13.82%          -15.51%              N/A
Five Year              0.45%           -0.73%              N/A
Since Inception        8.47%            7.76%           -15.93%

The inception date for Class A is December 3, 1993.
The inception date for Class G is December 15, 1999.

The Victory Equity Funds

Established Value Fund

The financial markets have continued to trend lower over the past twelve months as investors' assess the uncertainties surrounding the domestic economy, the geopolitical landscape and corporate credibility. This has resulted in negative total returns for the major market indices as evidenced by the -5.58% return for the Dow Jones Industrial Average*, -15.11% return for the S&P 500**and the -21.03% return for the NASDAQ*** for the year ended October 31, 2002. Mid cap stocks provided superior relative performance versus the broad market as the Russell Midcap Index**** returned -8.02% during the same period. Mid caps have enjoyed superior earnings growth and valuation characteristics as compared to the large cap equity class. Value has been the preferred style over the past twelve months, the Russell Mid-Cap Value Index***** handily out performed the Russell Mid-Cap Growth Index****** -2.98% versus -17.63%. Despite the recent negative market returns, it is important to note that while equity investors have been challenged over the past several years, we believe history has shown that patient investors have been rewarded over the long-term.

The Fund has performed very well over the past fiscal year ended October 31, 2002. The total return for the Fund was -0.67% (Class G Shares at net asset value) versus -8.02% for the benchmark Russell Midcap Index. The portfolio has clearly benefited from its value bias as investors have favored those issues with attractive valuations. The strong performance can also be attributed to the Fund's exposure to consumer related issues through most of the period, as consumer spending remained resilient in the face of a slowing economy. The portfolio maintained overweights in Consumer Staples and Consumer Discretionary. Relative outperformance came from consumer products, beverages, restaurants, retailers and apparel makers. Financials, another Fund overweight, also provided stellar returns for the portfolio as a favorable interest rate setting provided the backdrop. Among the most significant positive impacts on the Fund's performance was the Health Care sector where the portfolio had its largest relative overweight in the managed care industry. A favorable pricing environment coupled with enrollment growth lead to solid earnings growth and impressive stock gains over the year. We have been steadily reducing the portfolio's exposure to the group into the positive price momentum as the shares' valuations are beginning to adequately reflect the strong fundamentals. Relative underweighted exposure to Technology also paid handsomely as it was the worst performing sector in the index for the year. The returns of the Fund were somewhat tempered by our relative overweight in Capital Goods which performed poorly during the period as the economic recovery did not materialize as strongly as anticipated.

We continue to diligently seek out compelling long-term and short-term total return opportunities in order to enhance overall total returns for the Fund.

----------------------------------------------------------------------------
*The Dow Jones Industrial Average is an unmanaged index, made up of 30 stocks. These stocks tend to be those of the largest, most established firms and represent a range of industries. An investor cannot invest directly in an index.

**The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid-to-large-size companies. An investor cannot invest directly in an index.

***The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is a disproportionately tech-heavy index. An investor cannot invest directly in an index.

****The Russell Midcap Index is a broad-based unmanaged index, measuring the performance of medium capitalization domestically traded common stocks.
The Fund has designated the Russell Midcap Index as its benchmark because the index reflects the Funds investment style and strategy better than the S&P 500 Index, which measures performance of large capitalization domestically traded common stocks. Index returns do not include brokerage commissions, sales charges, or other fees and it is not possible to invest directly in an index

*****Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

******Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Established Value Fund
vs. Russell Midcap Index****

(Dollars in thousands)

                     Established Value
                      Class G @ NAV      Russell Midcap Index

10/31/92                  10000                 10000
11/30/92                  10358                 10504
12/31/92                  10525                 10786
1/31/93                   10954                 11001
2/28/93                   11134                 11014
3/31/93                   11494                 11372
4/30/93                   11330                 11071
5/31/93                   11590                 11422
6/30/93                   11932                 11552
7/31/93                   12154                 11607
8/31/93                   12519                 12123
9/30/93                   12584                 12170
10/31/93                  12671                 12180
11/30/93                  12498                 11898
12/31/93                  12711                 12328
1/31/94                   12991                 12669
2/28/94                   12957                 12496
3/31/94                   12711                 11964
4/30/94                   12610                 12046
5/31/94                   12514                 12062
6/30/94                   12266                 11705
7/31/94                   12525                 12107
8/31/94                   13120                 12681
9/30/94                   12691                 12371
10/31/94                  12912                 12466
11/30/94                  12518                 11916
12/31/94                  12752                 12070
1/31/95                   12816                 12318
2/28/95                   13302                 12955
3/31/95                   13725                 13326
4/30/95                   14171                 13527
5/31/95                   14526                 13972
6/30/95                   14876                 14441
7/31/95                   15455                 15142
8/31/95                   15618                 15374
9/30/95                   15927                 15721
10/31/95                  15788                 15370
11/30/95                  16167                 16134
12/31/95                  16124                 16228
1/31/96                   16657                 16570
2/29/96                   16991                 16959
3/31/96                   17134                 17205
4/30/96                   17588                 17692
5/31/96                   17868                 17959
6/30/96                   17696                 17690
7/31/96                   16943                 16595
8/31/96                   17377                 17385
9/30/96                   18279                 18244
10/31/96                  18535                 18390
11/30/96                  19450                 19510
12/31/96                  19239                 19311
1/31/97                   20160                 20034
2/28/97                   20154                 20003
3/31/97                   19729                 19153
4/30/97                   20229                 19630
5/31/97                   21283                 21062
6/30/97                   22172                 21751
7/31/97                   23714                 23565
8/31/97                   23430                 23310
9/30/97                   24253                 24640
10/31/97                  22948                 23681
11/30/97                  23446                 24245
12/31/97                  23597                 24913
1/31/98                   23717                 24444
2/28/98                   25380                 26355
3/31/98                   25583                 27605
4/30/98                   25635                 27674
5/31/98                   25568                 26817
6/30/98                   25287                 27189
7/31/98                   24461                 25892
8/31/98                   21196                 21751
9/30/98                   21943                 23158
10/31/98                  23593                 24737
11/30/98                  24148                 25909
12/31/98                  25041                 27428
1/31/99                   25211                 27382
2/28/99                   24613                 26470
3/31/99                   25323                 27298
4/30/99                   28200                 29316
5/31/99                   27529                 29231
6/30/99                   28894                 30263
7/31/99                   28264                 29430
8/31/99                   27342                 28668
9/30/99                   26498                 27659
10/31/99                  27752                 28970
11/30/99                  27456                 29804
12/31/99                  29317                 32427
1/31/2000                 26806                 31354
2/29/2000                 25286                 33765
3/31/2000                 28023                 35700
4/30/2000                 28188                 34010
5/31/2000                 28225                 33109
6/30/2000                 26738                 34089
7/31/2000                 28271                 33706
8/31/2000                 30281                 36935
9/30/2000                 30557                 36407
10/31/2000                30878                 35847
11/30/2000                30513                 32620
12/31/2000                31745                 35103
1/31/2001                 31636                 35668
2/28/2001                 31068                 33496
3/31/2001                 30552                 31419
4/30/2001                 32676                 34105
5/31/2001                 33055                 34740
6/30/2001                 32199                 34413
7/31/2001                 32030                 33429
8/31/2001                 30623                 32142
9/30/2001                 27196                 28266
10/31/2001                26756                 29385
11/30/2001                28537                 31847
12/31/2001                29670                 33128
1/31/2002                 30357                 32929
2/28/2002                 30794                 32580
3/31/2002                 32349                 34535
4/30/2002                 32373                 33865
5/31/2002                 32174                 33482
6/30/2002                 30793                 31239
7/31/2002                 28005                 28190
8/31/2002                 28130                 28345
9/30/2002                 25463                 25729
10/31/2002                26576                 27028


Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares..

                         Average Annual Total Return
                            As of October 31, 2002

                               ESTABLISHED VALUE          ESTABLISHED VALUE
                                   Class A                    Class G

                                           Maximum
                            Net Asset      Offering           Net Asset
                            Value          Price              Value

One Year                    -0.32%         -6.06%             -0.67%
Three Year                    N/A            N/A              -1.43%
Five Year                     N/A            N/A               2.98%
Ten Year                      N/A            N/A              10.27%
Since Inception             -1.75%         -4.06%             11.65%

The inception date for Class A is May 5, 2000.
The inception date for Class G is August 16, 1983.

The Victory Equity Funds

Special Value Fund

This past year will be remembered for the damage inflicted on investor confidence by the likes of Enron, WorldCom, Tyco and Adelphia. The result was the worst bear market since the 1930's, as the S&P 500* declined 15%, and the NASDAQ** declined 21% in the fiscal year alone. Midcap stocks, defined by the S&P 400 MidCap***, held up reasonably well, declining by only 5% for the year. Midcap value stocks outperformed midcap growth stocks for the second consecutive year, as two of the three best performing sectors were value oriented (Energy, +12%, and Financials, +6%), while the growth oriented Technology sector was by far the worst performing sector, declining by 30%.

The Special Value Fund declined 1.6% (Class A Shares at net asset value) in the fiscal year and outperformed the S&P 400 MidCap. Our outperformance can be attributed to both sector allocation and security selection. We were correctly overweight in two of the best performing sectors (Energy and Financials), and significantly underweight in the worst (Technology). We enjoyed strong performances from a number of securities, including Financials (North Fork Bancorp, +42%, and AMBAC Financial Group, +30%), to Healthcare (Dentsply International, +25%, and Steris Corp., +20%), and Consumer Cyclicals (Westwood One, +53%, Belo Corp., +37%, and Jones Apparel Group, +25%). Securities that were detractors from performance include, Technology (Broadwing Inc -75%), Energy (Teco Energy -42%), and Financial (Greater Bay Bankcorp -33%)

We enter the new fiscal year faced with an economy that has unquestionably rebounded from recession, but one where the pace of recovery has disappointed investors. A cautious corporate sector has held back capital spending at a time when the consumer, the engine of economic growth, shows signs of strain. Despite interest rates hovering near 40-year lows, the market expects additional interest rate cuts by the Federal Reserve before the end of the calendar year, a clear sign of weakness. Worries persist about the ongoing fight against terrorism and it appears we are heading into a war with Iraq. Pessimism abounds and expectations are low. While we recognize all these risks, we are optimistic mid-cap stocks have found levels where economic and profit growth will drive values higher. We continue to emphasize groups tied to an improving profit cycle (Capital Goods, Energy, Basic Industry, and, increasingly, Technology), where the level of pessimism has reached an extreme. We are underweight in the Consumer Cyclical and Financial sectors where valuations are no longer as attractive.

-----------------------------------------------------------------------------

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is disproportionately tech-heavy index. An investor cannot invest directly in an index.

*** The Standard & Poor's 400 MidCap Index (S&P 400 MidCap) is an unmanaged index, generally representative of domestically traded common stocks of mid-sized companies. An investor cannot invest directly in an index.


Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Special Value Fund
vs. S&P 400 MidCap***

(Dollars in thousands)

                         Special Value     Special Value
                        Class A @ MOP      Class A @ NAV       S&P 400 Mid Cap

12/3/93                     9425               10000                10000
1/31/94                     9941               10547                10708
3/31/94                     9598               10183                10067
4/30/94                     9550               10133                10142
5/31/94                     9645               10233                10045
6/30/94                     9453               10030                 9700
8/31/94                    10070               10684                10553
9/30/94                     9897               10501                10356
10/31/94                    9983               10592                10470
11/30/94                    9516               10097                 9997
12/31/94                    9828               10428                10089
1/31/95                     9867               10469                10194
2/28/95                    10366               10998                10729
3/31/95                    10625               11273                10915
4/30/95                    10847               11508                11134
5/31/95                    11059               11733                11403
6/30/95                    11250               11937                11867
7/31/95                    11714               12429                12486
8/31/95                    11937               12665                12717
9/30/95                    12033               12767                13025
10/31/95                   11781               12499                12690
11/30/95                   12256               13004                13244
12/31/95                   12462               13222                13211
1/31/96                    12622               13392                13403
2/29/96                    12871               13657                13858
3/31/96                    13012               13805                14024
4/30/96                    13392               14209                14453
5/31/96                    13442               14262                14648
6/30/96                    13525               14350                14428
7/31/96                    12913               13701                13452
8/31/96                    13485               14308                14228
9/30/96                    13978               14831                14848
10/31/96                   14209               15076                14891
11/30/96                   14972               15885                15730
12/31/96                   14857               15764                15748
1/31/97                    15180               16106                16339
2/28/97                    15299               16232                16204
3/31/97                    14938               15849                15514
4/30/97                    15197               16124                15916
5/31/97                    16471               17476                17308
6/30/97                    16960               17995                17794
7/31/97                    18063               19165                19556
8/31/97                    18020               19119                19532
9/30/97                    18802               19949                20655
10/31/97                   18055               19157                19756
11/30/97                   18250               19364                20049
12/31/97                   18986               20144                20827
1/31/98                    18459               19585                20430
2/28/98                    19536               20728                22123
3/31/98                    20337               21578                23121
4/30/98                    20196               21428                23543
5/31/98                    19564               20757                22483
6/30/98                    19114               20280                22625
7/31/98                    17695               18775                21746
8/31/98                    14506               15391                17698
9/30/98                    15125               16048                19350
10/31/98                   16030               17008                21079
11/30/98                   16547               17556                22131
12/31/98                   17262               18315                24805
1/31/99                    16131               17115                23840
2/28/99                    15295               16228                22591
3/31/99                    15407               16347                23223
4/30/99                    16601               17614                25054
5/31/99                    16922               17954                25163
6/30/99                    17531               18600                26510
7/31/99                    17038               18077                25947
8/31/99                    16384               17384                25057
9/30/99                    15702               16660                24283
10/31/99                   16158               17144                25521
11/30/99                   16568               17579                26861
12/31/99                   17045               18085                28457
1/31/2000                  16509               17517                27655
2/29/2000                  16235               17226                29591
3/31/2000                  18800               19947                32067
4/30/2000                  18734               19877                30947
5/31/2000                  18617               19752                30561
6/30/2000                  18039               19140                31010
7/31/2000                  18628               19765                31500
8/31/2000                  20396               21640                35017
9/30/2000                  20577               21832                34777
10/31/2000                 20996               22277                33598
11/30/2000                 19943               21159                31062
12/31/2000                 21259               22556                33438
1/31/2001                  21725               23051                34183
2/28/2001                  21104               22391                32232
3/31/2001                  20220               21454                29836
4/30/2001                  22071               23418                33127
5/31/2001                  22942               24342                33899
6/30/2001                  22609               23988                33762
7/31/2001                  22749               24136                33259
8/31/2001                  21939               23278                32171
9/30/2001                  19594               20789                28169
10/31/2001                 20201               21433                29415
11/30/2001                 21447               22756                31603
12/31/2001                 22519               23892                33236
1/31/2002                  22519               23892                33063
2/28/2002                  22710               24095                33104
3/31/2002                  24177               25652                35470
4/30/2002                  24455               25947                35305
5/31/2002                  24386               25873                34709
6/30/2002                  23170               24583                32169
7/31/2002                  20894               22169                29052
8/31/2002                  20981               22261                29199
9/30/2002                  19292               20469                26846
10/31/2002                 19883               21096                28009



Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                          SPECIAL VALUE         SPECIAL VALUE
                             Class A               Class G

                                       Maximum
                       Net Asset       Offering         Net Asset
                       Value            Price            Value

  One Year               -1.57%          -7.22%          -1.90%
  Three Year              7.16%           5.06%           N/A
  Five Year               1.95%           0.74%           N/A
  Since Inception         8.74%           8.02%           6.85%

The inception date for Class A is December 3, 1993.

The inception date for Class G is December 21, 1999.

                           The Victory Equity Funds

Small Company Opportunity Fund

The financial markets have continued to trend lower over the past twelve months as investors' assess the uncertainties surrounding the domestic economy, the geopolitical landscape and corporate credibility. This has resulted in negative total returns for the major market indices as evidenced by the -5.58% return for the Dow Jones Industrial Average*, -15.11% return for the S&P 500** and the -21.03% return for the NASDAQ*** for the year ended October 31, 2002. Small cap stocks have fared modestly better than the broad large cap market as the Russell 2000 Index**** has returned -11.57% over the past year. This relative outperformance can be attributed to superior earnings growth, attractive valuations, transparent capital structures and lack of negative headlines that plagued many large cap companies during the period. It is important to note that while equity investors have been challenged over the past several years, history has shown that patient investors have been rewarded over the long-term.

The Fund has performed well relative to the domestic equity universe by returning -0.21% (Class G Shares at net asset value) versus -11.57% for the Russell 2000 Index, and -2.52% for the Russell 2000 Value Index***** for the fiscal year ended October 31, 2002. Both sector allocation and stock selection have been an integral part of the Fund's strong relative performance. An underweighted posture in Technology through most of the fiscal year attributed to the solid performance. The sector was the worst performing sector within the benchmark as a pickup in capital spending continued to be delayed. The Fund's overweighted exposure to Financials also boosted returns as the group was among the best performing sectors in the small cap universe. An accommodative Federal Reserve and record mortgage refinancing helped propel shares from this sector. From an industry perspective, strong performance came from the managed care providers, hospital operators, community banks, trucking, and homebuilders.

During the course of the year, we have shifted the portfolio from a defensive positioning to an economic recovery posture and back to modestly defensive. These decisions were influenced by a combination of economic readings and relative market opportunities among sectors within the index. We believe the strategy attributed to the Fund's solid performance as economically sensitive issues were amongst the best performing areas in the second quarter only to be among the worst performers during the third quarter of the year. We continue to diligently seek out compelling long-term and short-term total return opportunities in order to enhance overall total returns for the Fund.

----------------------------------------------------------------------------

     * The Dow Jones Industrial Average is an unmanaged index, made up of 30 stocks. These stocks tend to be those of the largest, most established firms and represent a range of industries. An investor cannot invest directly in an index.

     ** The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

     *** The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is a disproportionately tech-heavy index. An investor cannot invest directly in an index.

     **** The Russell 2000 Index (Russell 2000) is an unmanaged index, generally representative of the general performance of domestically traded common stocks of small- to mid-sized companies. An investor cannot invest directly in an index.

    ***** The Russell 2000 Value Index is an unmanaged index, generally representative of the performance of domestically traded common stocks of small- to mid-sized companies with lower price-to-book ratios and lower forecasted growth values.

An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. Holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Small Company Opportunity Fund
vs. Russell 2000 Index****

(Dollars in thousands)

                     Small Company Opportunity    Russell 2000 Index
                           Class G @ NAV

10/31/92                       10000                  10000
11/30/92                       10492                  10765
12/31/92                       10923                  11140
1/31/93                        11281                  11517
2/28/93                        11099                  11251
3/31/93                        11275                  11616
4/30/93                        11036                  11297
5/31/93                        11149                  11797
6/30/93                        11412                  11870
7/31/93                        11521                  12034
8/31/93                        11843                  12554
9/30/93                        12215                  12908
10/31/93                       12318                  13241
11/30/93                       11874                  12805
12/31/93                       12132                  13243
1/31/94                        12231                  13658
2/28/94                        12237                  13609
3/31/94                        11841                  12890
4/30/94                        12112                  12967
5/31/94                        12184                  12821
6/30/94                        11704                  12386
7/31/94                        11785                  12589
8/31/94                        12421                  13291
9/30/94                        12285                  13246
10/31/94                       12177                  13194
11/30/94                       11800                  12661
12/31/94                       11868                  13001
1/31/95                        11990                  12837
2/28/95                        12276                  13371
3/31/95                        12324                  13601
4/30/95                        12603                  13904
5/31/95                        12869                  14143
6/30/95                        13403                  14877
7/31/95                        14099                  15734
8/31/95                        14359                  16059
9/30/95                        14640                  16346
10/31/95                       14380                  15615
11/30/95                       14955                  16271
12/31/95                       15044                  16700
1/31/96                        15100                  16682
2/29/96                        15525                  17202
3/31/96                        15773                  17552
4/30/96                        16482                  18491
5/31/96                        16769                  19220
6/30/96                        16354                  18430
7/31/96                        15399                  16821
8/31/96                        16251                  17797
9/30/96                        16577                  18493
10/31/96                       16628                  18208
11/30/96                       17746                  18958
12/31/96                       17972                  19455
1/31/97                        18502                  19844
2/28/97                        18588                  19363
3/31/97                        17739                  18449
4/30/97                        18105                  18501
5/31/97                        19265                  20559
6/30/97                        20269                  21440
7/31/97                        21561                  22437
8/31/97                        21674                  22951
9/30/97                        22820                  24631
10/31/97                       22690                  23549
11/30/97                       22772                  23396
12/31/97                       23576                  23806
1/31/98                        23332                  23430
2/28/98                        24813                  25162
3/31/98                        25193                  26200
4/30/98                        25211                  26345
5/31/98                        24371                  24926
6/30/98                        24249                  24978
7/31/98                        22871                  22956
8/31/98                        19220                  18499
9/30/98                        19408                  19946
10/31/98                       20588                  20760
11/30/98                       21173                  21847
12/31/98                       21942                  23199
1/31/99                        21051                  23508
2/28/99                        19648                  21604
3/31/99                        19629                  21941
4/30/99                        21260                  23907
5/31/99                        21544                  24256
6/30/99                        22435                  25353
7/31/99                        21572                  24658
8/31/99                        20397                  23745
9/30/99                        19952                  23750
10/31/99                       19942                  23846
11/30/99                       20606                  24734
12/31/99                       21705                  28131
1/31/2000                      20132                  27679
2/29/2000                      20189                  32250
3/31/2000                      21961                  30123
4/30/2000                      22132                  28311
5/31/2000                      22056                  26661
6/30/2000                      23364                  28985
7/31/2000                      23515                  28052
8/31/2000                      25544                  30193
9/30/2000                      25288                  29305
10/31/2000                     24890                  27997
11/30/2000                     23907                  25123
12/31/2000                     26629                  27281
1/31/2001                      26699                  28701
2/28/2001                      25068                  26818
3/31/2001                      23869                  25506
4/30/2001                      25060                  27501
5/31/2001                      25480                  28177
6/30/2001                      26651                  29175
7/31/2001                      26131                  27573
8/31/2001                      24880                  26682
9/30/2001                      22378                  23090
10/31/2001                     22818                  24442
11/30/2001                     23470                  26334
12/31/2001                     24698                  27959
1/31/2002                      24720                  27668
2/28/2002                      24677                  26910
3/31/2002                      26562                  29073
4/30/2002                      28042                  29338
5/31/2002                      27318                  28036
6/30/2002                      26540                  26645
7/31/2002                      23887                  22621
8/31/2002                      24041                  22563
9/30/2002                      22155                  20943
10/31/2002                     22769                  21614

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                           Average Annual Total Return
                              As of October 31, 2002

                       SMALL COMPANY         SMALL COMPANY
                        OPPORTUNITY           OPPORTUNITY
                         Class A               Class G

                                      Maximum
                   Net Asset          Offering        Net Asset
                     Value              Price            Value

  One Year           0.29%            -5.48%             -0.21%
  Three Year         4.85%             2.80%              4.52%
  Five Year           N/A               N/A               0.07%
  Ten Year            N/A               N/A               8.58%
  Since Inception    5.22%             3.51%              8.80%

The inception date for Class A is March 26, 1999.

The inception date for Class G is August 16, 1983.

                           The Victory Equity Funds

International Fund

The International Fund posted a total return of -17.4% (Class A Shares at net asset value) for the year ended October 31, 2002, under-performing the MSCI All Country World Free ex U.S. Total Return Index (MSCI Free xUSA Index)*, which was down -11.2% for the same period.

A significant portion of the relative underperformance of the Fund occurred during the first eight months of the 12-month reporting period, when the Fund posted a negative return of -1.3%, relative to its benchmark's rise of 4.6%. In the remainder of the fiscal year, the Fund declined by 16.1%, while the MSCI Free xUSA Index benchmark was down 15.7%.

The underperformance of the Fund is attributable mainly to stock selection. During the first half of 2002, concerns over earnings sustainability arose amongst the larger capitalized companies in Europe. This negatively impacted the Fund due to its large-cap growth orientation and its exposure primarily to companies in the Capital Goods and Technology sectors. The Fund moved to a more defensive posture during the course of the year, focusing on higher growth stocks in traditionally stable sectors, such as Consumer Staples and Pharmaceuticals. However, the impact of falling equity markets extended its reach across most economic sectors, further negatively impacting the portfolio.

During the latter part of the fiscal year, management addressed the issue of the volatility of the Fund's returns in recent years. In keeping with Victory's goal of maximizing risk-adjusted returns, we made the decision to change to Templeton Investment Counsel as the Fund's sub-advisor, as of July 1, 2002, with the conviction that in the long run it could provide positive relative investment returns. Templeton plans to employ a "bottom-up," value-oriented, and long-term investment philosophy.

During 2002, the global equity markets continued to be impacted by the ills of 2001. The expected economic recovery in the United States failed to materialize, and with it, the anticipated global recovery. Financial and geo-political risks influenced not only economic policymakers, but also investors. While economic activity was sufficient to alleviate a recession, continued downward revisions of U.S. Gross Domestic Product growth estimates indicated increasing pressure on the economy. The significant declines in interest rates during 2001 resulted in a weakened U.S. dollar, especially against the euro, as interest rate differentials increased. Oil prices hovered at highs as uncertainty about the Middle East remained. Confidence in the U.S. corporate sector continued to be shaken due to management improprieties.

The faltering U.S. recovery had almost immediate consequences on other economic regions. In Europe, equity markets fell as the outlook for industrial companies mirrored those of their U.S. counterparts. Earnings uncertainties and debt levels gave rise to the imposition of cost controls, ultimately raising unemployment. Financial companies began to feel the effect of declining equity prices and rising bad debts on their capital levels. In addition, the once buoyant consumer, now faced with economic uncertainty, reigned in spending. In Japan, an already delicate economic situation became even more tenuous. Political bickering, a financial system mired in bad debts and an economy facing another bout of recession/deflation, led to the sole hope that exports might lead to a much-needed domestic economic recovery.

The outlook remains clouded and the risk appetite of investors remains low. The continued weakness of the U.S. recovery forced the hand of policymakers to further reduce interest rates, which, in turn, placed pressure on other major economies to re-evaluate their own monetary policies. Financial markets are looking for signs indicating a corporate sector recovery. However, in the absence of a rise in demand for goods and services, consumers are expected to bear the burden of any recovery.

We believe the Fund is well positioned for the current difficult economic and market environment. The portfolio is well diversified by both region and sector, and we remain convinced in the long-term realization of the intrinsic values of our holdings.

-------------------------------------------------------------------------------

* The MSCI Free xUSA Index is an unmanaged index, generally representative of all developed and emerging markets in the Morgan Stanley universe excluding the USA, with free versions of countries where they exist. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International investing is subject to certain factors such as currency exchange rate volatility, possible political, social and economic instability, foreign taxation and differences in auditing and other financial standards.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


International Fund
vs. MSCI Free xUSA Index*

(Dollars in thousands)

                    International         International            MSCI Free
                    Class A @ MOP         Class A @ NAV            XUSA Index

10/31/92                 9425                  10000                  10000
11/30/92                 9372                   9944                  10073
12/31/92                 9404                   9978                  10136
1/31/93                  9383                   9955                  10131
2/28/93                  9573                  10157                  10453
3/31/93                 10164                  10784                  11343
4/30/93                 11145                  11825                  12398
5/31/93                 11293                  11982                  12668
6/30/93                 11019                  11691                  12478
7/31/93                 11378                  12072                  12903
8/31/93                 12243                  12990                  13571
9/30/93                 12359                  13113                  13256
10/31/93                12591                  13359                  13702
11/30/93                11800                  12520                  12541
12/31/93                12781                  13561                  13441
1/31/94                 13510                  14334                  14561
2/28/94                 13499                  14323                  14498
3/31/94                 12992                  13785                  13878
4/30/94                 13288                  14099                  14443
5/31/94                 13087                  13886                  14371
6/30/94                 13193                  13998                  14539
7/31/94                 13415                  14233                  14702
8/31/94                 13763                  14602                  15072
9/30/94                 13583                  14412                  14635
10/31/94                14058                  14916                  15099
11/30/94                13087                  13886                  14368
12/31/94                13129                  13930                  14469
1/31/95                 12195                  12939                  13901
2/28/95                 12106                  12845                  13896
3/31/95                 12884                  13670                  14756
4/30/95                 13240                  14048                  15305
5/31/95                 13218                  14024                  15155
6/30/95                 13529                  14354                  14913
7/31/95                 13996                  14850                  15819
8/31/95                 13773                  14614                  15242
9/30/95                 14007                  14861                  15530
10/31/95                13707                  14543                  15128
11/30/95                13785                  14626                  15557
12/31/95                14141                  15004                  16170
1/31/96                 14219                  15087                  16269
2/29/96                 14219                  15087                  16321
3/31/96                 14408                  15287                  16670
4/30/96                 14831                  15735                  17167
5/31/96                 14586                  15476                  16879
6/30/96                 14708                  15606                  16956
7/31/96                 14308                  15181                  16464
8/31/96                 14297                  15169                  16532
9/30/96                 14681                  15576                  16983
10/31/96                14480                  15364                  16875
11/30/96                15093                  16013                  17575
12/31/96                15032                  15949                  17336
1/31/97                 14766                  15667                  16800
2/28/97                 14824                  15728                  17059
3/31/97                 14870                  15777                  17081
4/30/97                 14985                  15900                  17190
5/31/97                 15655                  16610                  18328
6/30/97                 16278                  17271                  19311
7/31/97                 16462                  17466                  19670
8/31/97                 15505                  16451                  18226
9/30/97                 16439                  17442                  19254
10/31/97                15355                  16291                  17806
11/30/97                15262                  16193                  17610
12/31/97                15382                  16320                  17783
1/31/98                 15799                  16763                  18546
2/28/98                 16695                  17714                  19759
3/31/98                 17628                  18703                  20413
4/30/98                 17923                  19016                  20576
5/31/98                 17947                  19042                  20473
6/30/98                 17796                  18881                  20586
7/31/98                 18301                  19417                  20726
8/31/98                 15567                  16516                  18083
9/30/98                 15086                  16007                  17572
10/31/98                16244                  17235                  19406
11/30/98                17266                  18320                  20394
12/31/98                18070                  19173                  21181
1/31/99                 18032                  19132                  21189
2/28/99                 17485                  18551                  20662
3/31/99                 17956                  19051                  21530
4/30/99                 18478                  19605                  22458
5/31/99                 17637                  18713                  21328
6/30/99                 18542                  19673                  22166
7/31/99                 19076                  20240                  22809
8/31/99                 19522                  20713                  22880
9/30/99                 19751                  20956                  23131
10/31/99                21025                  22308                  24031
11/30/99                22989                  24392                  24877
12/31/99                25646                  27211                  27171
1/31/2000               23671                  25115                  25524
2/29/2000               24140                  25613                  26252
3/31/2000               24680                  26186                  27333
4/30/2000               22975                  24377                  25920
5/31/2000               21796                  23125                  25298
6/30/2000               22620                  24000                  26398
7/31/2000               21582                  22899                  25395
8/31/2000               21994                  23336                  25733
9/30/2000               20602                  21859                  24405
10/31/2000              19721                  20924                  23744
11/30/2000              18570                  19703                  22792
12/31/2000              19251                  20426                  23594
1/31/2001               19073                  20237                  23639
2/28/2001               17548                  18619                  21769
3/31/2001               16381                  17380                  20302
4/30/2001               17386                  18447                  21727
5/31/2001               16981                  18017                  21029
6/30/2001               16300                  17294                  20180
7/31/2001               15781                  16743                  19827
8/31/2001               15359                  16296                  19301
9/30/2001               13916                  14764                  17358
10/31/2001              14061                  14919                  17783
11/30/2001              14337                  15212                  18484
12/31/2001              14337                  15212                  18604
1/31/2002               13575                  14403                  17659
2/28/2002               13397                  14214                  17768
3/31/2002               14143                  15005                  18722
4/30/2002               14289                  15160                  18844
5/31/2002               14516                  15401                  19108
6/30/2002               13883                  14730                  18338
7/31/2002               12764                  13543                  16517
8/31/2002               12683                  13457                  16495
9/30/2002               10996                  11667                  14750
10/31/2002              11612                  12321                  15526


Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              Average Annual Total Return
                                 As of October 31, 2002

                         INTERNATIONAL       INTERNATIONAL
                            Class A             Class G

                                   Maximum
                      Net Asset    Offering        Net Asset
                      Value        Price             Value

  One Year            -17.42%      -22.17%          -17.67%
  Three Year          -17.95%      -19.56%          -18.18
  Five Year            -5.43%       -6.54%             N/A
  Ten Year              2.11%        1.51%             N/A
  Since Inception       1.37%        0.89%          -11.00%

                           The Victory Equity Funds

Nasdaq-100 Index(R) Fund

The Nasdaq 100 Index(R) continued its correction from 2000 highs and for the second consecutive year posted a negative total return, down 27.44% for the year ended October 31, 2002. This is the first time we have seen consecutive down years in the Nasdaq 100 Composite Index* since its inception. Despite an accommodative monetary policy, a reduced threat of terrorism, and resilient consumer spending (specifically in housing and autos), the economy has been slow to recover and investors have been slow to return. Initially, uncertainty following September 11th and how it would affect an already weak economy sparked investor fears. Later, corporate accounting scandals at several major companies as well as the threat of war in Iraq heightened those fears and slowed economic momentum. Specifically, the heavy technology-weighted Nasdaq 100 Index has been hurt by the lack of spending on information technology by businesses. As a result, we saw slight changes in the index composition weightings with the largest shifts in Information Technology (from 67.2% to 62.0%) and Consumer Discretionary (from 9.9% to 13.9%). While corporate earnings and stock valuations are still a concern, improvements are beginning to show -- albeit on lower expectations. Positive earnings surprises have outpaced negative ones by more than a 4 to 1 margin and valuations are much closer to historical averages. From a long-term perspective, these market slowdowns have been short-lived and the outlook for consistent positive returns remains strong.

As an Index fund, our objective is to match the performance of the benchmark index (the Nasdaq 100). During a period of high mutual fund outflows, our full replication strategy, improved cost control, and cash flow management have minimized tracking error. The Nasdaq 100 Index(R) Fund performed in line with the Fund's objective and posted a return of -27.53% (Class A Shares at net asset value) for the year ended October 31, 2002.

-------------------------------------------------------------------------------

* The Nasdaq-100 Index(R) (NASDAQ 100) is an unmanaged index, generally representative of large capitalization equity securities heavily weighted in the technology sector. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of the Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Victory Portfolios. The product has not been passed on by the Corporations as to their legality or suitability. The product is not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

The Fund's concentration in technology stocks entails specific risks including that technology stocks have historically experienced a high level of price volatility. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price fluctuations.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Nasdaq-100 Index(R) Fund
vs. Nasdaq-100 Index(R)*

(Dollars in thousands)

                               Nasdaq-100       Nasdaq-100      Nasdaq-100
                               Index(R)         Index(R)        Index(R)
                               Fund Class       Fund Class
                               A @ MOP          A @ NAV

7/31/2000                         9425            10000            10000
8/31/2000                        10763            11420            11297
9/30/2000                         9453            10030             9893
10/31/2000                        8699             9230             9094
11/30/2000                        6701             7110             6945
12/31/2000                        6226             6605             6488
1/31/2001                         6907             7328             7184
2/28/2001                         5109             5421             5287
3/31/2001                         4244             4503             4359
4/30/2001                         4983             5287             5140
5/31/2001                         4851             5146             4987
6/30/2001                         4927             5227             5078
7/31/2001                         4538             4814             4665
8/31/2001                         3959             4200             4072
9/30/2001                         3133             3324             3237
10/31/2001                        3655             3878             3781
11/30/2001                        4262             4522             4422
12/31/2001                        4215             4472             4369
1/31/2002                         4139             4391             4295
2/28/2002                         3664             3888             3766
3/31/2002                         3883             4119             4025
4/30/2002                         3427             3636             3538
5/31/2002                         3237             3435             3348
6/30/2002                         2810             2981             2913
7/31/2002                         2582             2740             2666
8/31/2002                         2525             2679             2611
9/30/2002                         2231             2367             2307
10/31/2002                        2649             2810             2742

Graph reflects investment growth of a hypothetical $10,000 investment. Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                  Average Annual Total Return
                                     As of October 31, 2002

                    NASDAQ-100             NASDAQ-100                 NASDAQ-100
                    Class A                Class C                    Class G

                                Maximum                  Contingent
                    Net Asset   Offering   Net Asset     Deferred     Net Asset
                    Value       Price      Value         Charges      Value

  One Year          -27.53%     -31.62%      N/A            N/A       -27.53%
  Since Inception   -43.09%     -44.56%    -27.72%        -28.44%     -43.12%

The inception date for Class A and Class G is August 1, 2000.

The inception date for Class C is March 1, 2002.

Introduction to
Specialty Funds

                            The Investment Process

The Victory Specialty Funds either represent an integrated investment approach combining the broader asset classes or an entirely unique investment category. Some of our specialty funds mix their exposure in equities, fixed income investments and other asset classes in order to achieve a more "balanced" or integrated investment approach. Our asset allocation series or "lifestyle" funds take this diversification to another level and invest in other mutual funds covering the broader asset class in an attempt to provide investors with a complete investment program. The other Specialty Funds within our fund family each represent a unique investment niche or asset class. Specialty Funds typically fall between equity and fixed income investments in terms of risk and reward potential.

LifeChoice Funds

The LifeChoice Funds are a series of three asset allocation mutual funds that offer a simple way to choose an investment that may match the personal goals, risk tolerance, and time horizon of an individual investor. Each LifeChoice Fund is set up as a "fund of funds," which means that an investment in one is an investment in a package of equity, specialty, fixed income, and money market mutual funds. The mix of funds, including both proprietary Victory Funds and select "other" funds, varies based on the objective of the particular LifeChoice Fund, whether it's conservative-, moderate- or growth-orientated. Essentially, each LifeChoice Fund offers a single solution, a complete investment program that attempts to meet an investor's individual lifestyle.

Balanced Fund

The Balanced Fund's objective is to seek to provide both current income and capital appreciation for investors. The challenge of this Fund is to find the right "balance" between common stocks and fixed income securities. A "value" style is adhered to when identifying stocks which are believed to be undervalued in relation to their earnings potential. Relative value is the primary emphasis of the fixed income investment decision process.

Convertible Fund

A three pronged analysis is conducted before including any security in the Convertible Fund.

     An equity analysis is done on the common stocks to evaluate the underlying company's growth rates, competitive advantage and management teams.

     A fixed income evaluation is conducted. This helps measure the volatility of the securities under consideration and can also help predict how the securities will react in varying interest rate environments.

     Those securities that make it through the first two steps must then undergo a convertible analysis to determine if they are undervalued in the current market.

Real Estate Fund

The Real Estate Fund employs a "bottom-up" portfolio strategy and seeks to produce competitive total returns by focusing on capital preservation and:
     o    identifying undervalued securities
     o    examining dividend and cash flow factors
     o    evaluating a firm's business acumen
     o analyzing superior prospects for high current income and capital appreciation.

The Victory Specialty Funds

LifeChoice Conservative Investor Fund
LifeChoice Moderate Investor Fund
LifeChoice Growth Investor Fund

For the fiscal year, all three LifeChoice Funds accomplished their most broad objective, which is to deliver performance that falls between the S&P 500* and the Lehman Aggregate Bond Index**. However, in an extended declining market such as we have experienced during the past three fiscal years, these roles are reversed -- the Lehman Aggregate (with a 5.89% return for the fiscal year) becomes the high benchmark and the S&P 500 (with a -15.11% return) becomes the low measure. Also, this fiscal year, for the most part, has been characterized by across-the-board negative performance for all types of equities, minimizing some of the asset allocation benefit achieved in the past two fiscal years. Still, in the short-term, the trailing one-year performance numbers of the LifeChoice Funds fall in line with these broader market indicators. For the period, the bond-heavy Conservative Investor Fund returned -4.61%, the more-balanced Moderate Investor Fund ended the period with a -8.14% return, and the Growth Investor Fund followed in line with other equity-heavy portfolios returning -12.82%. Clearly while each Fund's return is negative, asset allocation has helped minimize the downside.

The traditional fixed income markets were the place to be again in 2002. Positive results were delivered by all of the fixed income and money market allocations. For example, the Victory Fund for Income and the Victory Intermediate Income Fund delivered returns of 5.89% and 4.54%, respectively. Results from allocations to specialty asset classes were mixed for the year, with the Victory Real Estate Fund posting a positive return of 1.37% and the Victory Convertible Fund posting a negative one of -8.74%.

As previously mentioned, the equity markets generally were down across the board. The best performance came from the small and mid-cap value allocations. The Victory Small Company Opportunity Fund delivered a 0.29% return and second best was delivered by Victory Special Value Fund with a -1.57% return. At the opposite end of the spectrum our large-cap and international allocations were pretty closely grouped, returning between -16.36% and -17.42%. Fund selection changes during the year had a positive impact by minimizing the downside. In the first quarter, we split our international allocation between two funds: one representing the value style, and the other growth. The addition of the Dreyfus International Value Fund helped minimize the downside even though it had a negative return due to the growth style continuing to perform poorly relative to value. Likewise in the second quarter, we removed the Berger Small Cap Growth Fund due to poor performance, and allocated this position to the Victory Small Company Opportunity Fund, which, as previously mentioned, had a positive return for the period. The only other actions taken through the remainder of the fiscal year affecting the portfolios were rebalances back to target allocations and a slight increase in equity exposure. These minor changes had a slight negative impact for the period since equities continued to under perform for longer than we expected.

Over the past five years, asset allocation has gone from being a quaint idea that was no longer relevant to once again a sound investment practice. The dramatic market events of the past three years have reminded investors of the importance of proper asset allocation and diversification. During these dramatic market

                                                     (Continued on next page)

The Victory Specialty Funds

LifeChoice Conservative Investor Fund
LifeChoice Moderate Investor Fund
LifeChoice Growth Investor Fund (Continued)

swings, the LifeChoice Funds have not wavered from their goal of providing simple all-inclusive investment options for investors. In general, the LifeChoice Allocation Committee continues to believe that a well-diversified, risk-adverse, long-term approach to portfolio management, with assets properly allocated among the various asset classes, will position the Fund's style to take advantage of the best, while minimizing the worst areas of the market over the long-term.

-------------------------------------------------------------------------------

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is an unmanaged index, generally representative of longer-term (greater than 1 year), investment-grade fixed-income securities. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions. Total returns for more than one year are average annual total returns.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

The Fund's investments in funds which contain specialty (real estate), international, below investment grade ("junk bond"), and small cap securities may present increased risk.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains.


LifeChoice Conservative Investor Fund

LifeChoice Conservative Investor Fund
vs. Lehman Aggregate** & S&P 500*

(Dollars in thousands)

                     LifeChoice        Lehman Aggregate        S&P 500
                     Conservative
                     @ NAV

12/31/96               10000                10000                10000
1/31/97                10110                10031                10625
2/28/97                10110                10056                10708
3/31/97                 9939                 9944                10268
4/30/97                10091                10093                10881
5/31/97                10434                10188                11544
6/30/97                10676                10309                12062
7/31/97                11093                10587                13021
8/31/97                10920                10497                12291
9/30/97                11286                10652                12964
10/31/97               11122                10806                12531
11/30/97               11163                10856                13111
12/31/97               11271                10966                13336
1/31/98                11333                11106                13484
2/28/98                11624                11098                14456
3/31/98                11905                11136                15197
4/30/98                11967                11194                15350
5/31/98                11831                11300                15086
6/30/98                11925                11396                15699
7/31/98                11725                11420                15531
8/31/98                10902                11606                13289
9/30/98                11205                11878                14137
10/31/98               11418                11815                15287
11/30/98               11738                11882                16214
12/31/98               11999                11918                17148
1/31/99                12088                12003                17865
2/28/99                11798                11794                17310
3/31/99                11993                11859                18003
4/30/99                12420                11897                18699
5/31/99                12330                11792                18257
6/30/99                12538                11755                19273
7/31/99                12390                11705                18669
8/31/99                12288                11699                18577
9/30/99                12153                11835                18068
10/31/99               12359                11878                19211
11/30/99               12525                11877                19606
12/31/99               12913                11820                20756
1/31/2000              12736                11781                19713
2/29/2000              12996                11924                19340
3/31/2000              13462                12081                21232
4/30/2000              13212                12046                20593
5/31/2000              13141                12041                20171
6/30/2000              13560                12291                20668
7/31/2000              13536                12403                20345
8/31/2000              14076                12583                21513
9/30/2000              13934                12662                20468
10/31/2000             13789                12746                20381
11/30/2000             13311                12954                18774
12/31/2000             13797                13194                18866
1/31/2001              14114                13410                19535
2/28/2001              13645                13527                17754
3/31/2001              13284                13595                16629
4/30/2001              13820                13538                17922
5/31/2001              13935                13620                18042
6/30/2001              13819                13671                17603
7/31/2001              13819                13977                17429
8/31/2001              13549                14137                16338
9/30/2001              12930                14302                15017
10/31/2001             13177                14601                15305
11/30/2001             13563                14400                16479
12/31/2001             13592                14308                16624
1/31/2002              13511                14424                16381
2/28/2002              13470                14564                16065
3/31/2002              13746                14322                16669
4/30/2002              13637                14600                15659
5/31/2002              13582                14724                15543
6/30/2002              13212                14851                14436
7/31/2002              12661                15030                13311
8/31/2002              12758                15284                13398
9/30/2002              12237                15531                11942
10/31/2002             12569                15461                12993


Graph reflects investment growth of hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                                  LIFECHOICE
                             CONSERVATIVE INVESTOR

                                    Net Asset
                                    Value

  One Year                          -4.61%
  Three Year                         0.56%
  Five Year                          2.48%
  Since Inception                    4.00%

The inception date for the LifeChoice Conservative Investor Fund is December 31, 1996.

                         The Victory Specialty Funds

LifeChoice Moderate Investor Fund

LifeChoice Moderate Investor Fund
vs. Lehman Aggregate(2) & S&P 500(1)

(Dollars in thousands)

                     LifeChoice           Lehman Aggregate           S&P 500
                     Moderate @ NAV

12/31/96                10000                  10000                  10000
1/31/97                 10140                  10031                  10625
2/28/97                 10250                  10056                  10708
3/31/97                  9953                   9944                  10268
4/30/97                 10094                  10093                  10881
5/31/97                 10576                  10188                  11544
6/30/97                 10877                  10309                  12062
7/31/97                 11352                  10587                  13021
8/31/97                 11130                  10497                  12291
9/30/97                 11619                  10652                  12964
10/31/97                11324                  10806                  12531
11/30/97                11365                  10856                  13111
12/31/97                11483                  10966                  13336
1/31/98                 11514                  11106                  13484
2/28/98                 11977                  11098                  14456
3/31/98                 12354                  11136                  15197
4/30/98                 12447                  11194                  15350
5/31/98                 12199                  11300                  15086
6/30/98                 12308                  11396                  15699
7/31/98                 11995                  11420                  15531
8/31/98                 10704                  11606                  13289
9/30/98                 11063                  11878                  14137
10/31/98                11462                  11815                  15287
11/30/98                11923                  11882                  16214
12/31/98                12382                  11918                  17148
1/31/99                 12447                  12003                  17865
2/28/99                 12034                  11794                  17310
3/31/99                 12253                  11859                  18003
4/30/99                 12733                  11897                  18699
5/31/99                 12646                  11792                  18257
6/30/99                 13029                  11755                  19273
7/31/99                 12876                  11705                  18669
8/31/99                 12755                  11699                  18577
9/30/99                 12564                  11835                  18068
10/31/99                12885                  11878                  19211
11/30/99                13199                  11877                  19606
12/31/99                13781                  11820                  20756
1/31/2000               13467                  11781                  19713
2/29/2000               13746                  11924                  19340
3/31/2000               14411                  12081                  21232
4/30/2000               14002                  12046                  20593
5/31/2000               13850                  12041                  20171
6/30/2000               14338                  12291                  20668
7/31/2000               14220                  12403                  20345
8/31/2000               14938                  12583                  21513
9/30/2000               14691                  12662                  20468
10/31/2000              14549                  12746                  20381
11/30/2000              13825                  12954                  18774
12/31/2000              14375                  13194                  18866
1/31/2001               14750                  13410                  19535
2/28/2001               14078                  13527                  17754
3/31/2001               13534                  13595                  16629
4/30/2001               14196                  13538                  17922
5/31/2001               14326                  13620                  18042
6/30/2001               14125                  13671                  17603
7/31/2001               14073                  13977                  17429
8/31/2001               13656                  14137                  16338
9/30/2001               12819                  14302                  15017
10/31/2001              13069                  14601                  15305
11/30/2001              13634                  14400                  16479
12/31/2001              13715                  14308                  16624
1/31/2002               13564                  14424                  16381
2/28/2002               13481                  14564                  16065
3/31/2002               13874                  14322                  16669
4/30/2002               13638                  14600                  15659
5/31/2002               13555                  14724                  15543
6/30/2002               13024                  14851                  14436
7/31/2002               12259                  15030                  13311
8/31/2002               12328                  15284                  13398
9/30/2002               11557                  15531                  11942
10/31/2002              12005                  15461                  12993

Graph reflects investment growth of hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

(2) The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is an unmanaged index, generally representative of longer-term (greater than 1 year), investment-grade fixed-income securities. An investor cannot invest directly in an index.

                         Average Annual Total Return
                            As of October 31, 2002

                                  LIFECHOICE
                               MODERATE INVESTOR

                                    Net Asset
                                    Value

  One Year                          -8.14%
  Three Year                        -2.33%
  Five Year                          1.17%
  Since Inception                    3.18%

The inception date for the LifeChoice Moderate Investor Fund is December 31,
1996.



LifeChoice Growth Investor Fund

LifeChoice Growth Investor Fund
vs. Lehman Aggregate(2) & S&P 500(1)

(Dollars in thousands)

                  LifeChoice         Lehman Aggregate         S&P 500
                  Growth @ NAV

12/31/96               10000                10000                10000
1/31/97                10200                10031                10625
2/28/97                10170                10056                10708
3/31/97                9918                 9944                 10268
4/30/97                10109                10093                10881
5/31/97                10741                10188                11544
6/30/97                11105                10309                12062
7/31/97                11609                10587                13021
8/31/97                11347                10497                12291
9/30/97                11951                10652                12964
10/31/97               11497                10806                12531
11/30/97               11547                10856                13111
12/31/97               11691                10966                13336
1/31/98                11670                11106                13484
2/28/98                12307                11098                14456
3/31/98                12795                11136                15197
4/30/98                12908                11194                15350
5/31/98                12568                11300                15086
6/30/98                12684                11396                15699
7/31/98                12323                11420                15531
8/31/98                10679                11606                13289
9/30/98                11084                11878                14137
10/31/98               11608                11815                15287
11/30/98               12142                11882                16214
12/31/98               12720                11918                17148
1/31/99                12730                12003                17865
2/28/99                12230                11794                17310
3/31/99                12472                11859                18003
4/30/99                13050                11897                18699
5/31/99                12952                11792                18257
6/30/99                13472                11755                19273
7/31/99                13319                11705                18669
8/31/99                13177                11699                18577
9/30/99                12925                11835                18068
10/31/99               13387                11878                19211
11/30/99               13852                11877                19606
12/31/99               14680                11820                20756
1/31/2000              14202                11781                19713
2/29/2000              14482                11924                19340
3/31/2000              15381                12081                21232
4/30/2000              14809                12046                20593
5/31/2000              14598                12041                20171
6/30/2000              15127                12291                20668
7/31/2000              14916                12403                20345
8/31/2000              15830                12583                21513
9/30/2000              15456                12662                20468
10/31/2000             15291                12746                20381
11/30/2000             14223                12954                18774
12/31/2000             14872                13194                18866
1/31/2001              15280                13410                19535
2/28/2001              14265                13527                17754
3/31/2001              13480                13595                16629
4/30/2001              14417                13538                17922
5/31/2001              14549                13620                18042
6/30/2001              14269                13671                17603
7/31/2001              14084                13977                17429
8/31/2001              13449                14137                16338
9/30/2001              12266                14302                15017
10/31/2001             12558                14601                15305
11/30/2001             13324                14400                16479
12/31/2001             13458                14308                16624
1/31/2002              13241                14424                16381
2/28/2002              13068                14564                16065
3/31/2002              13621                14322                16669
4/30/2002              13245                14600                15659
5/31/2002              13100                14724                15543
6/30/2002              12377                14851                14436
7/31/2002              11406                15030                13311
8/31/2002              11421                15284                13398
9/30/2002              10382                15531                11942
10/31/2002             10948                15461                12993

Graph reflects investment growth of hypothetical $10,000 investment. Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

(2) The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is an unmanaged index, generally representative of longer-term (greater than 1 year), investment-grade fixed-income securities. An investor cannot invest directly in an index.

                         Average Annual Total Return
                            As of October 31, 2002

                                  LIFECHOICE
                                GROWTH INVESTOR

                                    Net Asset
                                    Value

  One Year                          -12.82%
  Three Year                         -6.48%
  Five Year                           0.97%
  Since Inception                     1.56%

The inception date for the LifeChoice Growth Investor Fund is December 31,
1996.

                                                  The Victory Specialty Funds

Balanced Fund

Fiscal 2002 marked another difficult year for the equity markets. Concerns about the sustainability of the economic recovery as well as the quality of corporate earnings weighed heavily on the market's performance. Continued terrorist alerts and the potential of a U.S. invasion of Iraq further contributed to the volatility. All eight S&P 500 sectors recorded negative returns for the year.

The Fund ended the year with an asset allocation of 58% equities, 40% fixed income, and 2% cash. The underweight position in equities maintained throughout the year proved to be very beneficial to overall portfolio returns in 2002. The market's decline has been widespread with the S&P 500* and the NASDAQ** posting double digit declines.

Throughout the year the Balanced Fund was overweight in Basic Industry, Capital Goods, Energy, Financial, and Utilities sectors; and underweight in Consumer Cyclicals, Consumer Staples, and Technology. As to sector allocation, the equity portfolio benefited most from an overweight in Basic Industry and an underweight in the Technology sector, which were the best and worst performing sectors for the year. The overweight position in the Utilities sector which was the worst performing sector, had the largest negative impact on performance. In the case of stock selection, holdings in Bank of America, Viacom, Allstate, Pharmacia, and Sera Lee were top contributors to performance. Holdings in El Paso, AOL, Time Warner, Honeywell, Wyeth, and Duke Energy negatively impacted performance.

The near-term environment for the equity markets is likely to remain volatile. However, given the current level of interest rates, inflation and earnings outlook, equity valuations appear more attractive. The economy should continue to expand at a moderate, though volatile pace. Stimulative fiscal and monetary policy should help ensure continued economic growth. Relative to the S&P 500, the equity portfolio continues to remain overweight in the value-oriented Financial, Energy and Utilities sectors. We believe that the Basic Industry and Capital Goods sectors are poised to outperform as the economy recovers. Our largest underweight position versus the S&P 500 remains the Technology sector, as Technology spending will likely lag a recovery in the overall economy.

In regards to the fixed income portion of the portfolio, given the economic concerns following September 11th, the Federal Reserve continued to aggressively ease rates by lowering the Federal Funds' rate from 3% to 1.75%, a 40 year low. It is not surprising then, given the equity market melt down and easy monetary policy, that interest rates dropped dramatically:

      Maturity         10/31/01    10/31/02     Change

      3 Month           2.00%       1.45%      (0.55)%
      6 Month           1.94%       1.41%      (0.53)%
      2 Year            2.42%       1.67%      (0.75)%
      5 Year            3.47%       2.73%      (0.74)%
      10 Year           4.23%       3.89%      (0.34)%
      30 Year           4.87%       4.99%       0.11%

In this environment, corporate bonds performed very poorly as their spreads to U.S. treasuries widened dramatically over the last twelve months. The negative performance generated by several of the Balanced Fund's holdings could not be offset by positive contributions from the overweight positions in mortgage-backed and asset-backed securities that were maintained over the entire period. The Fund maintained duration neutrality throughout the year reflecting the emphasis on building the Fund's value with yield contribution rather than market-timing strategies.

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is a disproportionately tech-heavy index. An investor cannot invest directly in an index.

*** The Lipper Balanced Fund Index (Lipper Balanced) is generally representative of the 30 largest funds within the Lipper Balanced Fund investment category. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns.

Balanced Fund
vs. S&P 500* & Lipper Balanced***

(Dollars in thousands)

                       Balanced       Balanced         Lipper        S&P 500
                       Class A         Class A        Balanced
                        @ MOP          @ NAV

12/10/93                 9425           10000           10000          10000
1/31/94                  9623           10210           10434          10340
3/31/94                  9072            9626            9858           9621
5/31/94                  9209            9770            9956           9904
6/30/94                  9096            9651            9783           9661
7/31/94                  9294            9861           10004           9979
8/31/94                  9507           10087           10254          10388
9/30/94                  9268            9833           10069          10134
10/31/94                 9371            9943           10100          10361
11/30/94                 9190            9751            9865           9984
12/31/94                 9296            9863            9960          10132
1/31/95                  9483           10062           10084          10395
2/28/95                  9800           10398           10377          10800
3/31/95                  9966           10574           10561          11119
4/30/95                 10192           10814           10759          11446
5/31/95                 10555           11199           11103          11904
6/30/95                 10619           11267           11300          12180
7/31/95                 10805           11464           11539          12584
8/31/95                 10861           11524           11629          12616
9/30/95                 11156           11837           11907          13148
10/31/95                11173           11854           11877          13101
11/30/95                11509           12211           12246          13676
12/31/95                11724           12439           12438          13940
1/31/96                 11966           12696           12663          14414
2/29/96                 11893           12619           12669          14548
3/31/96                 12056           12791           12717          14688
4/30/96                 12110           12848           12801          14904
5/31/96                 12213           12958           12932          15289
6/30/96                 12303           13053           12975          15347
7/31/96                 12048           12783           12641          14669
8/31/96                 12204           12948           12840          14978
9/30/96                 12662           13435           13315          15822
10/31/96                12991           13784           13597          16258
11/30/96                13691           14527           14231          17487
12/31/96                13430           14249           14057          17140
1/31/97                 13848           14693           14487          18211
2/28/97                 13891           14739           14540          18354
3/31/97                 13560           14387           14118          17600
4/30/97                 13934           14784           14542          18650
5/31/97                 14472           15355           15137          19786
6/30/97                 14874           15781           15630          20674
7/31/97                 15653           16608           16520          22318
8/31/97                 15068           15988           15995          21067
9/30/97                 15651           16606           16633          22221
10/31/97                15462           16406           16330          21479
11/30/97                15803           16767           16629          22473
12/31/97                16050           17029           16875          22859
1/31/98                 16176           17163           16993          23112
2/28/98                 16741           17762           17667          24779
3/31/98                 17237           18288           18208          26048
4/30/98                 17398           18460           18335          26309
5/31/98                 17336           18393           18196          25857
6/30/98                 17665           18743           18527          26908
7/31/98                 17639           18716           18315          26621
8/31/98                 16376           17375           16737          22778
9/30/98                 17177           18225           17459          24231
10/31/98                17712           18793           18113          26202
11/30/98                18287           19402           18776          27792
12/31/98                18924           20079           19468          29391
1/31/99                 19230           20403           19780          30621
2/28/99                 18849           19999           19304          29669
3/31/99                 19205           20376           19781          30857
4/30/99                 19793           21000           20429          32051
5/31/99                 19500           20689           20114          31294
6/30/99                 20026           21248           20670          33034
7/31/99                 19628           20825           20283          31999
8/31/99                 19464           20652           20070          31841
9/30/99                 19161           20330           19813          30968
10/31/99                19789           20996           20387          32928
11/30/99                19878           21090           20606          33604
12/31/99                20220           21454           21216          35576
1/31/2000               19748           20953           20683          33788
2/29/2000               19418           20602           20633          33149
3/31/2000               20623           21881           21848          36392
4/30/2000               20291           21529           21447          35297
5/31/2000               20274           21511           21246          34573
6/30/2000               20328           21568           21585          35425
7/31/2000               20324           21564           21526          34871
8/31/2000               21132           22421           22487          37037
9/30/2000               20822           22092           22014          35082
10/31/2000              21124           22412           21994          34934
11/30/2000              20567           21822           21196          32179
12/31/2000              21236           22532           21723          32337
1/31/2001               21561           22876           22184          33484
2/28/2001               20895           22169           21322          30431
3/31/2001               20402           21646           20634          28503
4/30/2001               21108           22396           21500          30718
5/31/2001               21260           22557           21691          30924
6/30/2001               20826           22097           21359          30171
7/31/2001               20898           22173           21344          29874
8/31/2001               20267           21504           20736          28004
9/30/2001               19419           20604           19740          25740
10/31/2001              19750           20955           20070          26233
11/30/2001              20278           21515           20869          28246
12/31/2001              20351           21593           21020          28493
1/31/2002               20114           21341           20835          28078
2/28/2002               20046           21269           20694          27536
3/31/2002               20341           21582           21146          28572
4/30/2002               19817           21026           20639          26839
5/31/2002               19839           21049           20629          26642
6/30/2002               19124           20291           19749          24744
7/31/2002               18223           19335           18737          22816
8/31/2002               18418           19542           18929          22965
9/30/2002               17407           18469           17799          20469
10/31/2002              18159           19267           18541          22271

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                  BALANCED FUND         BALANCED FUND
                     Class A               Class G

                                Maximum
                   Net Asset    Offering       Net Asset
                   Value        Price            Value

  One Year           -8.05%     -13.32%         -8.40%
  Three Year         -2.82%      -4.72%          N/A
  Five Year           3.27%       2.05%          N/A
  Since Inception     7.66%       6.94%         -3.33%

The inception date for Class A is December 10, 1993.

The inception date for Class G is December 15, 1999.

Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.

The Victory Specialty Funds

Convertible Fund

Over the past fiscal year, the convertible asset class provided investors with a defensive alternative to the more volatile equity market. Through a combination of a healthy current yield plus the protection of the underlying bond "floor", convertibles avoided the steep declines exhibited by the S&P 500* and the NASDAQ**. In fact, the dominant trend to note within the convertible market was the continual decline of the overall equity sensitivity. Since the last Fund review, the delta (a measure of equity sensitivity with 1.0 being the highest sensitivity and 0.01 the lowest) has fallen to historic lows and currently stands at 0.30, meaning convertibles now capture, on average, 30% of the underlying stock movement. Consequently, the convertible market, as measured by the Merrill Lynch Convertible Value Index***, fell 9.93% compared to -15.10% and -21.03% for the S&P 500 and the NASDAQ, respectively. The Convertible Fund returned -8.74% (Class A Shares at net asset value) over the same time period. Given its strong comparative performance during the current bear market, the Fund now ranks in the 36 percentile out of 63 funds in the Lipper peer group for the trailing three-years ended October 31, 2002.

Although the convertible market continues to lose its equity sensitivity or delta, this factor has not changed our strategy or philosophy of investing. We continue to employ a balanced approach relative to the market in terms of the three objectives or category types (equity alternatives, total return and yield or bond-like alternatives), and this factor continues to be the most influential determinate of our performance results. Throughout the year, the Fund has been positioned conservatively. The weighted average delta ranged from a high of 0.45 to a low of 0.29, and at most times was either slightly higher or equal to the overall market. The Fund currently carries a 0.33 delta, matching the index. Additionally, the two other factors influencing performance were the dedication to high credit quality and the above market current yield. Currently carrying a BBB-weighted average credit rating versus the market's BBB- average, the fund's concentration in higher quality credits aided performance as these securities considerably outperformed their lower quality counterparts during the year. Finally, the Fund's consistent yield advantage compared to the Merrill Lynch Convertible Value Index provided a cushion, offsetting some of the damage from falling prices.

Going forward, we believe convertibles remain an attractive investment vehicle in a below-normal to normal equity environment. In the event of a rapidly rising equity market, we believe convertibles will participate but not likely match equity returns. Given the attractive convertible and equity valuations that both now exist, we are taking this opportunity to add more sensitivity to the Fund through higher delta securities. However, the Fund will maintain its weighted average investment grade rating, yield advantage, and balanced approach.

-------------------------------------------------------------------------------

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is a disproportionately tech-heavy index. An investor cannot invest directly in an index.

*** The Merrill Lynch Convertible Value Index is an unmanaged index, generally representative of convertible preferred shares and convertible bonds with underlying stocks that have a lower price-to-book ratios. An investor cannot invest directly in an index.

**** The Lipper Convertible Securities Fund Index is an unmanaged index, generally representative of convertible bonds and convertible preferred shares. Lipper Mutual Fund Indices are equally weighted and composed of the largest mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

Convertible Fund
vs. S&P 500* & Lipper Convertible Securities Fund Index****

(Dollars in thousands)

                       Convertible   Convertible   Lipper Conv     S&P500
                       Class A       Class A       Securities
                       @ MOP         @ NAV

10/31/92                9425          10000          10000          10000
11/30/92                9408           9982          10248          10341
12/31/92                9692          10283          10459          10468
1/31/93                 9904          10509          10694          10555
2/28/93                10126          10744          10695          10699
3/31/93                10383          11017          11045          10925
4/30/93                10518          11160          10974          10661
5/31/93                10725          11379          11220          10946
6/30/93                10833          11493          11312          10978
7/31/93                11024          11696          11380          10934
8/31/93                11361          12054          11692          11349
9/30/93                11407          12102          11778          11262
10/31/93               11600          12308          11955          11495
11/30/93               11517          12220          11849          11385
12/31/93               11638          12348          12011          11523
1/31/94                11762          12480          12316          11914
2/28/94                11619          12328          12210          11591
3/31/94                11343          12035          11780          11086
4/30/94                11217          11901          11630          11228
5/31/94                11140          11819          11615          11412
6/30/94                11130          11809          11518          11132
7/31/94                11267          11955          11705          11498
8/31/94                11415          12111          12037          11969
9/30/94                11454          12153          11941          11677
10/31/94               11414          12110          11919          11939
11/30/94               11015          11687          11586          11504
12/31/94               10888          11552          11572          11675
1/31/95                10940          11607          11679          11978
2/28/95                11212          11896          11957          12444
3/31/95                11526          12229          12233          12812
4/30/95                11833          12555          12444          13189
5/31/95                12067          12803          12713          13716
6/30/95                12120          12859          12981          14035
7/31/95                12443          13202          13371          14500
8/31/95                12788          13568          13470          14537
9/30/95                12992          13785          13675          15150
10/31/95               12829          13611          13452          15096
11/30/95               13265          14074          13855          15759
12/31/95               13534          14360          14010          16062
1/31/96                14033          14889          14260          16609
2/29/96                14101          14961          14482          16763
3/31/96                14305          15178          14622          16924
4/30/96                14374          15251          14960          17174
5/31/96                14557          15445          15203          17617
6/30/96                14511          15397          15011          17684
7/31/96                14104          14965          14474          16902
8/31/96                14581          15471          14987          17259
9/30/96                14988          15902          15464          18230
10/31/96               15365          16302          15538          18733
11/30/96               15953          16927          16071          20149
12/31/96               16124          17108          16062          19750
1/31/97                16387          17387          16541          20984
2/28/97                16549          17559          16468          21148
3/31/97                16271          17264          16143          20279
4/30/97                16347          17345          16264          21490
5/31/97                16967          18002          17037          22798
6/30/97                17537          18607          17578          23820
7/31/97                18280          19395          18390          25715
8/31/97                18228          19340          18387          24275
9/30/97                18806          19953          19206          25604
10/31/97               18496          19624          18725          24749
11/30/97               18547          19679          18659          25895
12/31/97               18760          19905          18777          26339
1/31/98                18704          19845          18805          26631
2/28/98                19226          20399          19630          28551
3/31/98                20042          21265          20237          30013
4/30/98                19971          21189          20330          30315
5/31/98                19514          20705          19921          29794
6/30/98                19679          20880          19843          31004
7/31/98                19218          20391          19476          30674
8/31/98                17418          18480          17211          26240
9/30/98                17579          18652          17459          27920
10/31/98               17812          18899          17955          30192
11/30/98               18264          19379          18681          32021
12/31/98               18613          19749          19303          33867
1/31/99                19194          20365          19931          35283
2/28/99                19000          20159          19238          34186
3/31/99                19404          20587          19680          35554
4/30/99                20004          21225          20608          36931
5/31/99                19899          21113          20695          36059
6/30/99                20532          21784          21425          38060
7/31/99                20258          21494          21236          36871
8/31/99                20030          21251          21047          36689
9/30/99                19585          20780          20851          35683
10/31/99               20032          21254          21546          37941
11/30/99               20133          21362          22626          38713
12/31/99               20800          22069          24765          40993
1/31/2000              20882          22156          24855         38933
2/29/2000              21999          23341          27213         38196
3/31/2000              22463          23833          27442         41933
4/30/2000              22480          23851          26220         40671
5/31/2000              22595          23974          25262         39837
6/30/2000              23739          25187          26761         40819
7/31/2000              23605          25045          26157         40181
8/31/2000              25144          26678          28152         42676
9/30/2000              24863          26380          27621         40423
10/31/2000             24153          25627          26691         40253
11/30/2000             22439          23808          24366         37079
12/31/2000             23756          25205          25960         37261
1/31/2001              24446          25937          26764         38583
2/28/2001              23085          24493          25293         35064
3/31/2001              22574          23952          24423         32843
4/30/2001              23968          25431          25801         35395
5/31/2001              24085          25554          25744         35633
6/30/2001              23902          25360          25401         34765
7/31/2001              23630          25071          25048         34423
8/31/2001              22930          24328          24449         32268
9/30/2001              21542          22856          22702         29662
10/31/2001             22167          23519          23321         30228
11/30/2001             22832          24225          24317         32547
12/31/2001             22844          24237          24737         32832
1/31/2002              22549          23924          24454         32353
2/28/2002              22234          23591          23969         31729
3/31/2002              22981          24383          24853         32922
4/30/2002              22624          24004          24639         30926
5/31/2002              22228          23584          24451         30698
6/30/2002              21484          22795          23276         28512
7/31/2002              20446          21694          21677         26290
8/31/2002              20566          21821          21922         26462
9/30/2002              19827          21036          21183         23586
10/31/2002             20230          21464          21577         25662


Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          Average Annual Total Return
                              As of October 31, 2002

                        CONVERTIBLE            CONVERTIBLE
                          Class A               Class G

                                    Maximum
                     Net Asset      Offering         Net Asset
                     Value          Price            Value

  One Year            -8.74%         -13.97%          -8.90%
  Three Year           0.33%          -1.63%            N/A
  Five Year            1.81%           0.61%            N/A
  Ten Year             7.94%           7.30%            N/A
  Since Inception      8.83%           8.39%          -0.25%

The inception date for Class A is April 14, 1988.

The inception date for Class G is December 21, 1999.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Rating of assets is as of October 31, 2002 and is subject to change without notice.

A significant amount of the Fund's assets may be comprised of below-investment grade securities, sometimes known as "junk bonds." These securities generally offer higher yields than investment grade securities but carry a higher risk of default and may be considered speculative.

Lipper rankings are based on total return and do not reflect sales charges. Fee waivers and reimbursements may have increased total returns and ratings. As of October 31, 2002 the Convertible Fund ranked 51/71, 23/63, 24/49 and 8/17 for the 1, 3, 5 and 10 years respectively.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.

                                                  The Victory Specialty Funds

Real Estate Fund

The last twelve months have been extremely difficult for equity investors, and real estate securities have provided some refuge from the turbulence in the broader market. The equity market faced a multitude of issues in the fiscal year, ranging from corporate malfeasance to earnings estimate reductions associated with an elongated economic recovery. Real Estate Investment Trust ("REIT") shares were able to escape the negative headlines, and combining this with higher dividend yields, lower volatility, and favorable earnings momentum, attracted the attention of investors. In addition, the stability of cash flows from the underlying leases on the properties owned by REITs was welcome in the uncertain economic environment. The Real Estate Fund returned 1.4% (Class A Shares at net asset value) under its MSREIT Index* benchmark, which improved 6.7% in the fiscal year. Importantly, the Fund reached its five-year mark in fiscal 2002, and outperformed the index over this time frame, returning 3.77% (Class A Shares at net asset value) versus 3.0% for the index.

After a strong first half, the office sector struggled from rising unemployment claims and some high-profile bankruptcies within the corporate sector. Earnings estimates were revised downward as vacancies began to rise in a multitude of geographic markets. The Fund favored office property owners in supply constrained areas with a diverse mix of credit worthy tenants, mitigating some of the risk of the slower economy. In addition, we are emphasizing companies with less leases rolling over in the next 12 months, as tenants have much more leverage in this environment.

Within the REIT industry, retail was the best performing sector. The resiliency of the consumer has driven the demand for space, as retailers continue to fuel growth with square footage expansion plans. This has had a positive impact on the earnings of the retail REITs, and the increasing demand for retail properties from pension funds and private investors has driven asset values up, helping share price performance. The Real Estate Fund was underweight the retail sector, anticipating that the consumer would not be able to withstand the pressures of a struggling economy, and the credit of select retail tenants would come under some pressure.

Looking forward, we are optimistic about the prospects for real estate securities, but not as confident the magnitude of the outperformance can continue. The traction REITs have gained as an asset class, becoming a larger consideration in asset allocation strategies. Asset values also have been driven up by pension funds' demand to diversify equity exposure. Conversely, REITs have been a pillar of strength versus the broader market for the past three years, as the S&P 500** suffered through significant declines.

Fundamentals have weakened in the real estate industry, as office/industrial REITs work through an extended period of job loss and lower manufacturing activity, and the apartment sector works through an overhang in supply in certain geographical markets and the diminishing demand generally associated with reduced employment levels. Despite the weaker fundamentals, stocks are trading close to net asset value, resulting in a higher risk/reward tradeoff. We are selectively buying companies that are trading at a discount to net asset value, with high quality management teams and strong balance sheets, resulting in less risk to dividends. Our emphasis remains in the office/industrial sector and our largest underweight remains in the retail sector.

-------------------------------------------------------------------------------

* The Morgan Stanley REIT Index (MSREIT Index) is an unmanaged index, generally representative of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. An investor cannot invest directly in an index.

** The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.


Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investments in this Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Real Estate Fund
vs. MSREIT Index*

(Dollars in thousands)

                   Real Estate           Real Estate         MSREIT Index
                   Class A @ MOP         Class A @ NAV

4/30/97                 9425                10000                10000
5/31/97                 9661                10250                10301
6/30/97                10170                10790                10845
7/31/97                10745                11400                11139
8/31/97                10763                11420                11064
9/30/97                11844                12567                12110
10/31/97               11538                12242                11783
11/30/97               11681                12394                11957
12/31/97               11996                12728                12229
1/31/98                11899                12625                12054
2/28/98                11812                12533                11860
3/31/98                12097                12835                12141
4/30/98                11755                12472                11711
5/31/98                11609                12317                11609
6/30/98                11636                12346                11608
7/31/98                10878                11541                10778
8/31/98                 9952                10560                 9773
9/30/98                10413                11048                10379
10/31/98               10164                10784                10186
11/30/98               10363                10995                10346
12/31/98               10265                10891                10162
1/31/99                10153                10773                 9889
2/28/99                10032                10644                 9726
3/31/99                10073                10688                 9673
4/30/99                10951                11619                10608
5/31/99                11175                11857                10833
6/30/99                10949                11617                10632
7/31/99                10722                11376                10297
8/31/99                10670                11321                10198
9/30/99                10377                11010                 9771
10/31/99               10167                10787                 9548
11/30/99                9905                10509                 9407
12/31/99               10325                10955                 9699
1/31/2000              10399                11034                 9760
2/29/2000              10357                10988                 9605
3/31/2000              10954                11622                 9957
4/30/2000              11444                12143                10626
5/31/2000              11658                12369                10724
6/30/2000              12091                12828                10990
7/31/2000              12997                13790                11986
8/31/2000              12641                13412                11495
9/30/2000              13054                13850                11848
10/31/2000             12510                13273                11286
11/30/2000             12836                13619                11484
12/31/2000             13480                14302                12300
1/31/2001              13107                13906                12353
2/28/2001              13008                13801                12141
3/31/2001              13021                13815                12240
4/30/2001              13231                14038                12524
5/31/2001              13462                14284                12805
6/30/2001              14244                15113                13577
7/31/2001              14021                14876                13284
8/31/2001              14378                15255                13776
9/30/2001              14181                15046                13225
10/31/2001             13695                14531                12782
11/30/2001             14294                15166                13527
12/31/2001             14589                15479                13878
1/31/2002              14429                15309                13846
2/28/2002              14623                15515                14120
3/31/2002              15412                16353                15030
4/30/2002              15459                16402                15126
5/31/2002              15620                16573                15318
6/30/2002              15886                16856                15758
7/31/2002              15179                16105                14874
8/31/2002              15214                16142                14899
9/30/2002              14605                15496                14357
10/31/2002             13883                14730                13636


Graph reflects investment growth of a hypothetical $10,000 investment. Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                REAL ESTATE        REAL ESTATE        REAL ESTATE
                FUND               FUND               FUND
                Class A            Class C            Class G

                                Maximum              Contingent
                     Net Asset  Offering  Net Asset  Deferred    Net Asset
                     Value      Price     Value      Charges     Value

  One Year            1.37%     -4.46%      N/A        N/A        1.11%
  Three Year         10.94%      8.78%      N/A        N/A         N/A
  Five Year           3.77%      2.54%      N/A        N/A         N/A
  Since Inception     7.29%      6.14%    -5.39%     -6.32%      13.27%

The inception date for Class A is April 30, 1997. The inception date for Class C is March 1, 2002.

The inception date for Class G is December 15, 1999.

Introduction to
Taxable Fixed Income Funds

                           The Investment Process

Selecting fixed income securities involves ongoing analysis not only of the bonds available in the marketplace, but of interest rates, yield curves, relative values and sector weightings. To conduct their security selection, the experienced fixed income management team follows a disciplined and tested process.

The investment advisor assigns a relative value to each economic sector by utilizing its in-house analytical capabilities as well as a wide range of outside research. It considers the broad economic environment in making duration decisions for each of the Victory Funds. The portfolio managers have developed a proprietary process to identify those securities that have strong potential for income and total return. They are active managers, continually monitoring portfolio holdings for shifts in value that will affect buy and sell decisions.

                       Fixed Income Securities Universe

                           Credit Screening Process

                         Duration and Maturity Screen

                            Intermediate-Term Pool

   Yield Curve Shape and
   Movement Analysis                            Relative Value Analysis
                                         Supply and Demand Scarcity; Regulatory
                                          Changes; New Products or Securities;
                                            New Issues; Technical Innovation;
                                           Sector Analysis; Investor Sentiment

                           Intermediate-Term Funds
                             Victory Intermediate
                                 Income Fund
                           Victory Fund for Income

     Research.

     Before any fixed income security can be considered for purchase by a portfolio manager, it must pass a stringent internal credit review process. As part of this process, credit analysts review the structure and credit ratings of the individual securities as well as the financial statements of the organizations that issue them.

     No large duration bets are taken.

     To keep the interest rate sensitivity of the Victory Funds' fixed income portfolios consistent with the market, a security benchmark is chosen that is appropriate for a given portfolio. The portfolio is then managed to keep its duration as close as possible to that of the given benchmark.

     Relative Value.

     The portfolio managers for the Victory Funds combine both technical research and market experience to seek to identify inefficiencies and anomalies in the marketplace. Inefficiencies give the portfolio manager the opportunity to purchase securities for the portfolio that may provide higher yields or total returns. Differences in relative value are a function of securities' yield differentials (e.g. between corporate, government and mortgage/asset backed securities), caused by regulatory changes, forces of supply and demand, and investor sentiments.

                                       The Victory Taxable Fixed Income Funds

Intermediate Income Fund

As investment managers, we often use history as a guide to determine the probable outcome of our investment decisions. We look at a plethora of economic data in order to hypothesize what the future may hold and how that might affect the Fund's portfolio. Had some soothsayer approached us on October 31, 2001 and said the U.S. economy would grow at a 3% annual rate, inflation would decrease from 2.6% to 1.5%, and post September 11th unemployment would remain below 6%, we never would have predicted what actually occurred in the financial markets over the next 12 months ended October 31, 2002.

The soothsayer's economic forecast was exactly what the economy delivered, but the financial markets returns did not reflect such an environment. Given the scandals that overwhelmed Corporate America and the ensuing media attention comparing all corporate leaders to the misdeeds of a few, it is not surprising investors reacted negatively. Over the one-year period ended October 31, 2002, the S&P 500* was down 15.1%, following on the previous 12-month period's return of -24.9%. Given the economic concerns following September 11th, the Federal Reserve continued to aggressively ease by lowering the Federal Funds' rate from 3% to 1.75%, a 40 year low. It is not surprising then, given the equity market melt down and easy monetary policy, that interest rates dropped dramatically:

      Maturity        10/31/01    10/31/02     Change

      3 Month           2.00%       1.45%      (0.55)%
      6 Month           1.94%       1.41%      (0.53)%
      2 Year            2.42%       1.67%      (0.75)%
      5 Year            3.47%       2.73%      (0.74)%
      10 Year           4.23%       3.89%      (0.34)%
      30 Year           4.87%       4.99%       0.11%

In this environment, corporate bonds performed very poorly as their spreads to U.S. treasuries widened dramatically over the last twelve months. For the fiscal year, the Intermediate Income Fund (Class A Shares at net asset value) performance lagged that of the benchmark, Lehman Brothers Intermediate Government/Corporate Bond Index, (4.54% versus 5.91%.) The negative impact of several holdings could not be offset by positive contributions from the overweight positions in mortgage-backed and asset-backed securities that were maintained over the entire period. The Fund maintained duration neutrality throughout the year reflecting the emphasis on building the Fund's value with yield contribution rather than market-timing strategies.

-------------------------------------------------------------------------------

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Int Gov't/Corp) is an unmanaged index, generally representative of investment-grade corporate debt securities and U.S. Treasury and U.S. government agency debt securities that mature in one to ten years. An investor cannot invest directly in an index. Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge applicable to Class A Shares. (Prior to May 1, 2001, the Class A maximum sales charge was 5.75%) Total returns for more than one year are average annual total returns.

Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 2.00% sales charge.

Intermediate Income Fund
vs. Lehman Int Gov't/Corp**

(Dollars in thousands)

                  Intermediate             Intermediate             Lehman Int
                  Income                   Income                   Govt/Corp
                  Class A @ MOP            Class A @ NAV

12/10/93              9800                    10000                    10000
1/31/94               9879                    10081                    10111
4/30/94               9529                     9723                     9731
5/31/94               9528                     9723                     9737
6/30/94               9532                     9727                     9739
7/31/94               9641                     9838                     9879
8/31/94               9654                     9851                     9910
9/30/94               9559                     9754                     9819
10/31/94              9557                     9752                     9817
11/30/94              9509                     9703                     9773
12/31/94              9547                     9741                     9807
1/31/95               9704                     9902                     9973
2/28/95               9868                    10069                    10179
3/31/95               9928                    10130                    10238
4/30/95              10040                    10245                    10364
5/31/95              10339                    10550                    10677
6/30/95              10396                    10608                    10749
7/31/95              10392                    10604                    10750
8/31/95              10487                    10702                    10848
9/30/95              10551                    10767                    10927
10/31/95             10669                    10886                    11049
11/30/95             10796                    11017                    11194
12/31/95             10886                    11108                    11311
1/31/96              10983                    11207                    11409
2/29/96              10842                    11063                    11275
3/31/96              10779                    10998                    11217
4/30/96              10725                    10944                    11177
5/31/96              10700                    10919                    11169
6/30/96              10808                    11029                    11287
7/31/96              10828                    11049                    11321
8/31/96              10826                    11047                    11330
9/30/96              10967                    11191                    11488
10/31/96             11154                    11382                    11691
11/30/96             11274                    11504                    11845
12/31/96             11218                    11447                    11769
1/31/97              11257                    11487                    11815
2/28/97              11272                    11502                    11837
3/31/97              11185                    11413                    11755
4/30/97              11311                    11542                    11894
5/31/97              11384                    11617                    11992
6/30/97              11484                    11718                    12102
7/31/97              11718                    11957                    12348
8/31/97              11646                    11884                    12286
9/30/97              11782                    12022                    12429
10/31/97             11893                    12135                    12566
11/30/97             11917                    12161                    12594
12/31/97             12009                    12254                    12695
1/31/98              12164                    12412                    12861
2/28/98              12160                    12409                    12851
3/31/98              12185                    12434                    12893
4/30/98              12245                    12495                    12957
5/31/98              12340                    12592                    13052
6/30/98              12419                    12673                    13136
7/31/98              12452                    12706                    13182
8/31/98              12665                    12924                    13389
9/30/98              12956                    13220                    13725
10/31/98             12880                    13142                    13712
11/30/98             12856                    13118                    13711
12/31/98             12911                    13174                    13766
1/31/99              12977                    13242                    13842
2/28/99              12765                    13026                    13638
3/31/99              12886                    13149                    13740
4/30/99              12914                    13178                    13782
5/31/99              12794                    13055                    13676
6/30/99              12771                    13031                    13686
7/31/99              12773                    13034                    13673
8/31/99              12764                    13024                    13684
9/30/99              12878                    13141                    13812
10/31/99             12857                    13119                    13847
11/30/99             12849                    13111                    13864
12/31/99             12815                    13077                    13819
1/31/2000            12782                    13043                    13769
2/29/2000            12888                    13151                    13882
3/31/2000            13038                    13304                    14027
4/30/2000            12989                    13254                    13995
5/31/2000            12985                    13250                    14017
6/30/2000            13210                    13479                    14264
7/31/2000            13306                    13577                    14373
8/31/2000            13446                    13720                    14542
9/30/2000            13573                    13850                    14675
10/31/2000           13628                    13906                    14742
11/30/2000           13815                    14097                    14942
12/31/2000           14095                    14383                    15217
1/31/2001            14302                    14594                    15467
2/28/2001            14433                    14728                    15613
3/31/2001            14532                    14829                    15733
4/30/2001            14493                    14789                    15691
5/31/2001            14558                    14855                    15780
6/30/2001            14606                    14905                    15838
7/31/2001            14915                    15219                    16167
8/31/2001            15056                    15363                    16329
9/30/2001            15305                    15617                    16567
10/31/2001           15545                    15863                    16842
11/30/2001           15376                    15690                    16673
12/31/2001           15288                    15600                    16581
1/31/2002            15370                    15683                    16667
2/28/2002            15481                    15797                    16800
3/31/2002            15228                    15538                    16544
4/30/2002            15464                    15780                    16818
5/31/2002            15607                    15926                    16986
6/30/2002            15718                    16039                    17132
7/31/2002            15797                    16119                    17335
8/31/2002            16034                    16361                    17593
9/30/2002            16320                    16653                    17908
10/31/2002           16251                    16583                    17838

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              Average Annual Total Return
                                 As of October 31, 2002

                       INTERMEDIATE INCOME   INTERMEDIATE INCOME
                             Class A               Class G

                                       Maximum
                        Net Asset      Offering         Net Asset
                        Value          Price            Value

  One Year              4.54%           2.50%            4.24%
  Three Year            8.12%           7.40%            N/A
  Five Year             6.44%           6.01%            N/A
  Since Inception       5.85%           5.62%            8.20%

The inception date for Class A is December 10, 1993.

The inception date for Class G is December 21, 1999.

The Victory Taxable Fixed Income Funds

Fund for Income

As investment managers, we often use history as a guide to determine the probable outcome of our investment decisions. We look at a plethora of economic data in order to hypothesize what the future may hold and how that might affect the Fund's portfolio. Had some soothsayer approached us on October 31, 2001 and said the U.S. economy would grow at a 3% annual rate, inflation would decrease from 2.6% to 1.5%, and post September 11th unemployment would remain below 6%, we never would have predicted what actually occurred in the financial markets over the next twelve months ended October 31, 2002.

The soothsayer's economic forecast was exactly what the economy delivered, but the financial market's returns did not reflect such an environment. Given the scandals that overwhelmed Corporate America and the ensuing media attention comparing all corporate leaders to the misdeeds of a few, it is not surprising investors reacted negatively. Over the one-year period ended October 31, 2002, the S&P 500* was down 15.1%, following on the previous 12-month period's return of -24.9%. Given the economic concerns following September 11th, the Federal Reserve continued to aggressively ease by lowering the Federal Funds' rate from 3% to 1.75%, a 40 year low. It is not surprising then, given the equity market melt down and easy monetary policy, that interest rates dropped dramatically:

      Maturity         10/31/01    10/31/02    Change

      3 Month           2.00%       1.45%      (0.55)%
      6 Month           1.94%       1.41%      (0.53)%
      2 Year            2.42%       1.67%      (0.75)%
      5 Year            3.47%       2.73%      (0.74)%
      10 Year           4.23%       3.89%      (0.34)%
      30 Year           4.87%       4.99%       0.11%

In this environment, we believe shareholders in the Fund for Income benefited from our continued emphasis on the borrower. Falling interest rates led to a stampede of borrowers seeking to refinance their mortgage loans. By focusing on borrowers who have consistently been unwilling or unable to refinance efficiently, the Fund was able to weather the refinancing blizzard. For example, more than 10% of the Fund's assets have old loans with rates of 8.5% or higher, while less than 2% of the GNMA universe of securities is backed by such loans. Also, roughly 25% of the Fund's assets are backed by loans restricting borrowers' ability to refinance their mortgages. This focus allowed the Fund to maintain a portfolio with a competitive coupon and a stable maturity able to deliver monthly dividends that only dropped 5% in an environment where the five-year U.S. Treasury bond dropped 21%. Additionally, while the fund (Class A Shares at net asset value) performed slightly behind the Lehman GNMA Index** for the fiscal year, (5.89% versus 6.31%), the fund's return over the past year compared favorably to the Lipper Ginnie Mae*** universe median (5.45%).

Our philosophy continues to focus on stabilizing and protecting our shareholders' investments while adding incremental value. We are convinced this objective in a conservative low-risk manner rewards our investors with relatively stable long-term returns and stable investment income. Our results deliver what we believe is the role of fixed investing.

-------------------------------------------------------------------------------

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The Lehman GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities. The Fund has designated the Lehman GNMA Index as its benchmark because that index better reflects the Fund's investment style and strategy. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

*** The Lipper Ginnie Mae universe consists of securities that are issued and guaranteed by an agency of the U.S. Government-the Government National Mortgage Association (GNMA).

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.


Effective March 26, 1999, the Gradison Government Income Fund merged into the Fund for Income. For periods prior to that time, the performance shown is that of the Gradison Government Income Fund. Performance of Class A and Class G shares will differ due to differences in sales charge structure and class expense.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 2.00% sales charge.

Fund for Income
vs. Lehman GNMA Index**

(Dollars in thousands)

            Fund for Income Class G @ NAV       Lehman GNMA Index

10/31/92                10000                         10000
11/30/92                10004                         10046
12/31/92                10136                         10174
1/31/93                 10305                         10302
2/28/93                 10421                         10406
3/31/93                 10469                         10463
4/30/93                 10545                         10501
5/31/93                 10558                         10573
6/30/93                 10697                         10659
7/31/93                 10750                         10704
8/31/93                 10826                         10730
9/30/93                 10844                         10739
10/31/93                10895                         10757
11/30/93                10840                         10742
12/31/93                10905                         10842
1/31/94                 11021                         10928
2/28/94                 10900                         10873
3/31/94                 10572                         10580
4/30/94                 10492                         10507
5/31/94                 10511                         10537
6/30/94                 10463                         10521
7/31/94                 10642                         10726
8/31/94                 10654                         10760
9/30/94                 10485                         10608
10/31/94                10451                         10591
11/30/94                10390                         10561
12/31/94                10503                         10678
1/31/95                 10721                         10900
2/28/95                 11003                         11187
3/31/95                 11056                         11242
4/30/95                 11198                         11408
5/31/95                 11592                         11756
6/30/95                 11664                         11836
7/31/95                 11643                         11861
8/31/95                 11758                         11983
9/30/95                 11874                         12101
10/31/95                11991                         12200
11/30/95                12145                         12340
12/31/95                12309                         12498
1/31/96                 12379                         12586
2/29/96                 12242                         12491
3/31/96                 12179                         12460
4/30/96                 12089                         12428
5/31/96                 12045                         12386
6/30/96                 12182                         12548
7/31/96                 12206                         12595
8/31/96                 12209                         12601
9/30/96                 12388                         12811
10/31/96                12645                         13070
11/30/96                12835                         13259
12/31/96                12741                         13189
1/31/97                 12804                         13291
2/28/97                 12828                         13338
3/31/97                 12692                         13206
4/30/97                 12858                         13423
5/31/97                 12993                         13561
6/30/97                 13119                         13721
7/31/97                 13367                         13970
8/31/97                 13310                         13940
9/30/97                 13481                         14126
10/31/97                13642                         14272
11/30/97                13669                         14317
12/31/97                13806                         14446
1/31/98                 13960                         14586
2/28/98                 13966                         14618
3/31/98                 14004                         14679
4/30/98                 14064                         14764
5/31/98                 14167                         14865
6/30/98                 14243                         14927
7/31/98                 14299                         15011
8/31/98                 14528                         15129
9/30/98                 14770                         15308
10/31/98                14694                         15294
11/30/98                14740                         15381
12/31/98                14823                         15444
1/31/99                 14862                         15554
2/28/99                 14769                         15504
3/31/99                 14859                         15599
4/30/99                 14912                         15674
5/31/99                 14840                         15595
6/30/99                 14779                         15533
7/31/99                 14748                         15430
8/31/99                 14717                         15426
9/30/99                 14920                         15674
10/31/99                14963                         15767
11/30/99                14971                         15773
12/31/99                14937                         15741
1/31/2000               14855                         15600
2/29/2000               15010                         15799
3/31/2000               15225                         16049
4/30/2000               15201                         16035
5/31/2000               15225                         16092
6/30/2000               15469                         16390
7/31/2000               15541                         16477
8/31/2000               15762                         16726
9/30/2000               15886                         16881
10/31/2000              15972                         17006
11/30/2000              16184                         17246
12/31/2000              16424                         17491
1/31/2001               16676                         17776
2/28/2001               16790                         17856
3/31/2001               16890                         17963
4/30/2001               16848                         17994
5/31/2001               16946                         18143
6/30/2001               17004                         18195
7/31/2001               17297                         18507
8/31/2001               17407                         18642
9/30/2001               17622                         18895
10/31/2001              17863                         19147
11/30/2001              17706                         18988
12/31/2001              17611                         18931
1/31/2002               17761                         19120
2/28/2002               17914                         19315
3/31/2002               17688                         19132
4/30/2002               18035                         19468
5/31/2002               18163                         19597
6/30/2002               18305                         19754
7/31/2002               18543                         19985
8/31/2002               18708                         20125
9/30/2002               18956                         20290
10/31/2002              18898                         20354


Graph reflects investment growth of a hypothetical $10,000 investment. Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              Average Annual Total Return
                                  As of October 31, 2002

                FUND                   FUND                        FUND
                FOR INCOME             FOR INCOME                  FOR INCOME
                Class A                Class C                     Class G
                            Maximum                  Contingent
                Net Asset   Offering   Net Asset     Deferred      Net Asset
                Value       Price      Value         Charges       Value

  One Year         5.89%     3.81%       N/A           N/A          5.80%
  Three Year       8.10%     7.38%       N/A           N/A          8.09%
  Five Year         N/A       N/A        N/A           N/A          6.73%
  Ten Year          N/A       N/A        N/A           N/A          6.57%
  Since Inception  6.92%     6.32%      5.17%         4.17%         7.82%

The inception date for Class A is March 26, 1999. The inception date for Class C is March 1, 2002.

The inception date for Class G is September 16, 1987.

Introduction to
Tax-Exempt Fixed Income Funds

                            The Investment Process

The Victory Funds offer a series of Municipal investment strategies that can help you manage your investments. The investment advisor's fixed income specialists maintain a close watch on the credit ratings of the issuers of holdings in the Victory Funds. In addition, our portfolio management team continuously assesses new municipal issues from across the nation for special values and incremental returns.

The portfolio managers of the Victory Funds utilize a three-dimensional approach to managing municipal portfolios.

     Research.

     Credit analysis of municipal securities and issuers is an on-going process. Portfolio managers and credit analysts review over 2,000 existing issues annually in addition to up to 500 new issues each year. Analysts review important factors such as the structure of the offering and the financial status of the issuing entity, as well as any underlying credit enhancements, including insurance and letters of credit.

     No large duration bets are taken.

     Portfolios are carefully managed to keep their duration consistent with their appropriate benchmark.

     Relative Value.

     The portfolio manager seeks to identify inefficiencies in the marketplace that may result in an increase in the relative value of the securities both in the portfolio and available in the market place. Differences in relative value of municipal securities are created by factors such as geographic and economic trends, regulatory changes, forces of supply and demand and investor sentiment.

          The portfolio management team for the Victory Municipal Funds seeks to keep the municipal portfolios fully invested while focusing on maintaining superior credit quality and adequate liquidity.


                        Tax-Exempt Securities Universe
                       2000+ issues reviewed per year;
                       500 new issues reviewed per year

                       Issue and Issuer Credit Quality

                         Duration and Maturity Screen

 Intermediate-Term Pool                              Long-Term Pool

                                Relative Value
               Scarcity/Liquidity; Geographic/Economic Trends;
            Positive Curve Convexity; New Issues; Sector Analysis

Intermediate-Term Funds                              Long-Term Fund

    Victory New York                           Victory National Municipal
  Municipal Bond Fund                                  Bond Fund

 Victory Ohio Municipal
       Bond Fund

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund
New York Municipal Bond Fund
Ohio Municipal Bond Fund

The year ended October 31, 2002 was the third straight year of good performance in the municipal bond fund universe. An abundance of new issues provided ample opportunity for relative value trading opportunities throughout the year. The large new issuance is expected to exceed $300 billion and beat the previous record set in 1993 for new issue supply. The large calendar of bonds was due in part to refunding deals to take advantage of lower rates, and the continued need to fund the nation's infrastructure.

The National Municipal Bond Fund continues to perform well within its peer group, Lipper Intermediate Municipal Debt Funds*. As of October 31, 2002, the Fund's Class A shares ranked in the second quartile out of 132 funds in the Lipper peer group for the one-year period, first quartile out of 102 for the three-year period, and first quartile out of 95 for the five-year period.

The New York Municipal Bond Fund continues to be managed for income. The Fund invests in high quality, mostly insured New York bonds weighted towards the longer end of the curve. This strategy continues to generate a strong income stream. The longer duration of this Fund helped give it the best total return of the three funds over the last twelve months of falling rates.

The Ohio Municipal Bond Fund also had a good year and continues to outperform most of its peer group, Lipper Ohio Municipal Debt Funds**. As of October 31, 2002, the Fund's Class A shares ranked in the second quartile out of 43 funds for the one-year period, the first quartile out of 41 for the three-year period, first quartile out of 38 for the five-year period and first quartile out of 15 for the ten-year period.

During the year 2002, municipal bonds lived up to their reputation as a safer haven for risk adverse investors. The equity markets continued their downward trend as the ailing economy continued to put pressure on corporate earnings and investor sentiment remained skittish. By investing in high quality municipals, all three funds managed to avoid the credit problems faced by many taxable bond funds that faced downward price pressure on their funds due to deteriorating corporate credits.

With the Federal Reserve holding fed funds rates around 1.75%, there is not much room left for the Fed to stimulate the economy through further rate cuts, although we believe one more cut before the end of 2002 is likely. Inflation appears to be in check for the time being. With interest rates at 30- to 40-year lows, there is obviously some downside risk in bonds. Then again, economists generally have not been very successful in market timing calls and higher rates are by no means a sure thing for next year.

In all three funds, we continue to focus on high quality bonds with the majority of our assets currently rated AAA due to bond insurance. We believe this strategy has served our investors well and will continue to do so as we progress into another year of economic uncertainty. In all three funds, we have focused on security selection as our method of enhancing total return for the funds. This involved buying undervalued bonds and selling into inquires***. We continue to try to limit credit risk by investing in securities rated "A" or better.

-------------------------------------------------------------------------------

* The Lipper Intermediate Municipal Debt Funds is a group of municipal debt funds with issues that have dollar-weighted average maturities of five to ten years.

** The Lipper Ohio Municipal Debt Funds is a group of municipal debt funds with issues that have dollar-weighted average maturities of five to ten years and are exempt from taxation in Ohio.

*** Inquires can be defined as outside parties that contact the fund management regarding the availability of bonds with specific characteristics.

**** The Lehman Brothers 7-year Muni Bond Fund Index (Lehman 7 Yr Muni) is an unmanaged index, generally representative of investment grade muni bonds with maturities of 6-8 years, weighted according to the total market value of each bond in the index. An investor cannot invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge applicable to Class A Shares (prior to May 1, 2001, the Class A maximum sales charge was 5.75%). Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Certain investors may be subject to Federal alternative minimum tax rates.


National Municipal Bond Fund

National Municipal Bond Fund
vs. Lehman 7-Yr Muni****

(Dollars in thousands)

                    National Muni         National Muni        Lehman 7-Yr Muni
                    Class A @ MOP         Class A @ NAV

2/3/94                   9800                10000                10000
2/28/94                  9653                 9850                 9783
3/31/94                  9445                 9638                 9522
4/30/94                  9523                 9718                 9592
5/31/94                  9578                 9773                 9640
6/30/94                  9549                 9744                 9623
7/31/94                  9678                 9875                 9759
8/31/94                  9723                 9922                 9809
9/30/94                  9526                 9721                 9716
10/31/94                 9348                 9538                 9618
11/30/94                 9142                 9328                 9478
12/31/94                 9309                 9499                 9622
1/31/95                  9588                 9784                 9802
2/28/95                  9793                 9993                10022
3/31/95                  9911                10114                10126
4/30/95                  9924                10127                10153
5/31/95                 10195                10403                10423
6/30/95                 10183                10391                10413
7/31/95                 10327                10537                10546
8/31/95                 10453                10667                10670
9/30/95                 10508                10723                10711
10/31/95                10657                10875                10804
11/30/95                10784                11005                10923
12/31/95                10954                11178                10980
1/31/96                 11056                11282                11087
2/29/96                 11076                11302                11049
3/31/96                 10911                11134                10942
4/30/96                 10887                11110                10922
5/31/96                 10899                11122                10906
6/30/96                 10961                11185                10990
7/31/96                 11076                11302                11081
8/31/96                 11063                11289                11087
9/30/96                 11154                11382                11187
10/31/96                11277                11507                11307
11/30/96                11467                11701                11496
12/31/96                11442                11675                11462
1/31/97                 11448                11682                11503
2/28/97                 11551                11787                11597
3/31/97                 11416                11649                11448
4/30/97                 11498                11732                11507
5/31/97                 11667                11905                11652
6/30/97                 11793                12034                11764
7/31/97                 12117                12365                12037
8/31/97                 11987                12232                11952
9/30/97                 12131                12379                12078
10/31/97                12191                12440                12149
11/30/97                12251                12501                12192
12/31/97                12444                12698                12342
1/31/98                 12543                12799                12472
2/28/98                 12574                12831                12483
3/31/98                 12574                12830                12483
4/30/98                 12476                12731                12410
5/31/98                 12709                12968                12593
6/30/98                 12761                13021                12628
7/31/98                 12792                13053                12670
8/31/98                 13014                13280                12862
9/30/98                 13165                13434                13028
10/31/98                13185                13455                13048
11/30/98                13206                13475                13083
12/31/98                13228                13498                13111
1/31/99                 13409                13683                13302
2/28/99                 13326                13598                13227
3/31/99                 13316                13588                13222
4/30/99                 13358                13630                13254
5/31/99                 13274                13545                13189
6/30/99                 13076                13343                12998
7/31/99                 13170                13438                13086
8/31/99                 13149                13417                13056
9/30/99                 13140                13408                13104
10/31/99                13055                13321                13049
11/30/99                13157                13426                13145
12/31/99                13111                13378                13092
1/31/2000               13063                13329                13061
2/29/2000               13157                13426                13114
3/31/2000               13382                13655                13300
4/30/2000               13320                13591                13251
5/31/2000               13285                13556                13222
6/30/2000               13621                13899                13517
7/31/2000               13812                14094                13687
8/31/2000               14017                14303                13866
9/30/2000               13955                14240                13825
10/31/2000              14107                14395                13942
11/30/2000              14267                14558                14008
12/31/2000              14659                14958                14282
1/31/2001               14748                15049                14525
2/28/2001               14809                15112                14535
3/31/2001               14980                15285                14653
4/30/2001               14800                15103                14521
5/31/2001               15022                15329                14687
6/30/2001               15144                15453                14760
7/31/2001               15375                15689                14945
8/31/2001               15632                15951                15170
9/30/2001               15595                15913                15166
10/31/2001              15814                16136                15319
11/30/2001              15580                15898                15149
12/31/2001              15459                15775                15025
1/31/2002               15704                16024                15307
2/28/2002               15874                16198                15508
3/31/2002               15611                15929                15168
4/30/2002               15925                16250                15541
5/31/2002               16032                16359                15630
6/30/2002               16187                16517                15816
7/31/2002               16404                16738                16010
8/31/2002               16575                16914                16210
9/30/2002               16914                17259                16530
10/31/2002              16620                16960                16277

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      Average Annual Total Return
                                         As of October 31, 2002

                            NATIONAL MUNI BOND            NATIONALMUNI BOND
                                  Class A                      Class G

                                             Maximum
                            Net Asset        Offering         Net Asset
                            Value            Price            Value

  One Year                  5.10%            2.99%            5.06%
  Three Year                8.38%            7.65%            N/A
  Five Year                 6.39%            5.97%            N/A
  Since Inception           6.23%            5.99%            8.40%

The inception date for Class A is February 3, 1994.

The inception date for Class G is December 17, 1999.

                                    The Victory Tax-Exempt Fixed Income Funds

New York Municipal Bond Fund

New York Municipal Bond Fund
vs. Lehman 10-Yr Muni*

(Dollars in thousands)

                       NY Muni              NY Muni                Lehman
                       Class A @ MOP        Class A @ NAV          10-Yr Muni

10/31/92                 9800                  10000                  10000
11/30/92                10036                  10241                  10183
12/31/92                10139                  10346                  10301
1/31/93                 10244                  10453                  10475
2/28/93                 10600                  10817                  10859
3/31/93                 10513                  10728                  10700
4/30/93                 10616                  10833                  10802
5/31/93                 10705                  10923                  10840
6/30/93                 10833                  11054                  11053
7/31/93                 10898                  11120                  11081
8/31/93                 11110                  11337                  11310
9/30/93                 11223                  11452                  11449
10/31/93                11288                  11518                  11468
11/30/93                11177                  11405                  11374
12/31/93                11391                  11623                  11616
1/31/94                 11507                  11742                  11759
2/28/94                 11299                  11529                  11436
3/31/94                 10976                  11200                  11000
4/30/94                 10954                  11177                  11121
5/31/94                 11021                  11246                  11210
6/30/94                 10991                  11215                  11161
7/31/94                 11127                  11354                  11349
8/31/94                 11134                  11361                  11393
9/30/94                 11025                  11250                  11239
10/31/94                10900                  11122                  11075
11/30/94                10702                  10921                  10866
12/31/94                10869                  11091                  11061
1/31/95                 11092                  11319                  11348
2/28/95                 11337                  11568                  11669
3/31/95                 11433                  11666                  11827
4/30/95                 11463                  11697                  11841
5/31/95                 11705                  11943                  12216
6/30/95                 11717                  11956                  12140
7/31/95                 11795                  12036                  12319
8/31/95                 11862                  12104                  12486
9/30/95                 11944                  12188                  12566
10/31/95                12079                  12325                  12711
11/30/95                12214                  12464                  12881
12/31/95                12315                  12566                  12960
1/31/96                 12378                  12630                  13091
2/29/96                 12355                  12607                  13037
3/31/96                 12189                  12437                  12875
4/30/96                 12173                  12422                  12830
5/31/96                 12185                  12433                  12794
6/30/96                 12262                  12513                  12916
7/31/96                 12387                  12640                  13040
8/31/96                 12435                  12688                  13040
9/30/96                 12535                  12791                  13174
10/31/96                12626                  12883                  13340
11/30/96                12765                  13025                  13610
12/31/96                12746                  13006                  13548
1/31/97                 12753                  13013                  13601
2/28/97                 12849                  13111                  13729
3/31/97                 12737                  12996                  13545
4/30/97                 12819                  13081                  13645
5/31/97                 12934                  13198                  13839
6/30/97                 13034                  13300                  13991
7/31/97                 13283                  13554                  14385
8/31/97                 13199                  13468                  14245
9/30/97                 13301                  13572                  14426
10/31/97                13354                  13626                  14502
11/30/97                13403                  13677                  14569
12/31/97                13516                  13792                  14799
1/31/98                 13590                  13867                  14964
2/28/98                 13591                  13868                  14962
3/31/98                 13619                  13897                  14952
4/30/98                 13559                  13836                  14869
5/31/98                 13744                  14025                  15122
6/30/98                 13807                  14089                  15178
7/31/98                 13841                  14123                  15202
8/31/98                 14061                  14348                  15467
9/30/98                 14216                  14506                  15697
10/31/98                14170                  14460                  15704
11/30/98                14224                  14514                  15751
12/31/98                14236                  14526                  15800
1/31/99                 14360                  14653                  16041
2/28/99                 14327                  14619                  15897
3/31/99                 14327                  14620                  15889
4/30/99                 14352                  14645                  15932
5/31/99                 14296                  14588                  15820
6/30/99                 14161                  14450                  15526
7/31/99                 14185                  14475                  15630
8/31/99                 14106                  14394                  15572
9/30/99                 14050                  14336                  15625
10/31/99                13924                  14208                  15516
11/30/99                14030                  14316                  15685
12/31/99                13953                  14238                  15603
1/31/2000               13920                  14204                  15539
2/29/2000               14076                  14363                  15662
3/31/2000               14349                  14642                  15966
4/30/2000               14267                  14558                  15886
5/31/2000               14211                  14501                  15792
6/30/2000               14513                  14809                  16222
7/31/2000               14684                  14984                  16446
8/31/2000               14844                  15147                  16701
9/30/2000               14750                  15051                  16624
10/31/2000              14898                  15202                  16794
11/30/2000              14997                  15303                  16884
12/31/2000              15414                  15729                  17281
1/31/2001               15461                  15777                  17504
2/28/2001               15508                  15824                  17534
3/31/2001               15653                  15972                  17683
4/30/2001               15384                  15698                  17465
5/31/2001               15553                  15871                  17656
6/30/2001               15686                  16007                  17762
7/31/2001               15988                  16315                  18005
8/31/2001               16320                  16653                  18313
9/30/2001               16080                  16409                  18287
10/31/2001              16236                  16568                  18514
11/30/2001              16052                  16380                  18275
12/31/2001              15825                  16148                  18081
1/31/2002               16179                  16510                  18423
2/28/2002               16469                  16805                  18687
3/31/2002               15988                  16314                  18302
4/30/2002               16331                  16664                  18726
5/31/2002               16427                  16762                  18814
6/30/2002               16574                  16912                  19047
7/31/2002               16853                  17197                  19301
8/31/2002               17170                  17520                  19552
9/30/2002               17672                  18033                  20019
10/31/2002              17177                  17528                  19655

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is an unmanaged index, generally representative of investment-grade municipal bonds with maturities of 8-12 years. An investor cannot invest directly in an index.

                             Average Annual Total Return
                                As of October 31, 2002

                             NY MUNI BOND          NY MUNI BOND
                                Class A               Class G

                                    Maximum
                     Net Asset      Offering        Net Asset
                     Value          Price            Value

  One Year           5.80%          3.67%            5.38%
  Three Year         7.25%          6.54%             N/A
  Five Year          5.17%          4.74%             N/A
  Ten Year           5.77%          5.56%             N/A
  Since Inception    6.16%          5.98%            7.05%

The inception date for Class A is February 11, 1991.

The inception date for Class G is December 21, 1999.



Ohio Municipal Bond Fund

Ohio Municipal Bond Fund
vs. Lehman 10-Yr Muni*

(Dollars in thousands)

                   Ohio Muni                Ohio Muni                Lehman
                   Class A @ MOP            Class A @ NAV            10-Yr Muni

10/31/92              9425                    10000                   10000
11/30/92              9604                    10190                   10183
12/31/92              9710                    10302                   10301
1/31/93               9828                    10428                   10475
2/28/93               10181                   10802                   10859
3/31/93               10023                   10635                   10700
4/30/93               10163                   10783                   10802
5/31/93               10219                   10842                   10840
6/30/93               10416                   11052                   11053
7/31/93               10401                   11035                   11081
8/31/93               10616                   11264                   11310
9/30/93               10804                   11463                   11449
10/31/93              10815                   11475                   11468
11/30/93              10692                   11344                   11374
12/31/93              10938                   11605                   11616
1/31/94               11087                   11764                   11759
2/28/94               10764                   11420                   11436
3/31/94               10383                   11017                   11000
4/30/94               10439                   11076                   11121
5/31/94               10578                   11223                   11210
6/30/94               10503                   11144                   11161
7/31/94               10662                   11313                   11349
8/31/94               10696                   11348                   11393
9/30/94               10534                   11177                   11239
10/31/94              10374                   11006                   11075
11/30/94              10218                   10842                   10866
12/31/94              10450                   11087                   11061
1/31/95               10753                   11409                   11348
2/28/95               11066                   11741                   11669
3/31/95               11148                   11829                   11827
4/30/95               11167                   11849                   11841
5/31/95               11531                   12234                   12216
6/30/95               11424                   12121                   12140
7/31/95               11511                   12213                   12319
8/31/95               11671                   12383                   12486
9/30/95               11739                   12455                   12566
10/31/95              11930                   12658                   12711
11/30/95              12113                   12852                   12881
12/31/95              12302                   13052                   12960
1/31/96               12364                   13119                   13091
2/29/96               12304                   13055                   13037
3/31/96               12103                   12841                   12875
4/30/96               12072                   12809                   12830
5/31/96               12079                   12816                   12794
6/30/96               12188                   12931                   12916
7/31/96               12327                   13079                   13040
8/31/96               12331                   13083                   13040
9/30/96               12497                   13259                   13174
10/31/96              12629                   13400                   13340
11/30/96              12851                   13635                   13610
12/31/96              12833                   13616                   13548
1/31/97               12793                   13573                   13601
2/28/97               12901                   13688                   13729
3/31/97               12714                   13489                   13545
4/30/97               12802                   13583                   13645
5/31/97               12987                   13779                   13839
6/30/97               13108                   13908                   13991
7/31/97               13471                   14292                   14385
8/31/97               13309                   14121                   14245
9/30/97               13480                   14303                   14426
10/31/97              13559                   14386                   14502
11/30/97              13627                   14458                   14569
12/31/97              13843                   14688                   14799
1/31/98               13984                   14837                   14964
2/28/98               13965                   14817                   14962
3/31/98               13973                   14826                   14952
4/30/98               13883                   14730                   14869
5/31/98               14160                   15024                   15122
6/30/98               14219                   15086                   15178
7/31/98               14235                   15103                   15202
8/31/98               14492                   15376                   15467
9/30/98               14701                   15598                   15697
10/31/98              14668                   15563                   15704
11/30/98              14719                   15617                   15751
12/31/98              14750                   15650                   15800
1/31/99               14914                   15824                   16041
2/28/99               14827                   15732                   15897
3/31/99               14829                   15733                   15889
4/30/99               14867                   15774                   15932
5/31/99               14756                   15656                   15820
6/30/99               14541                   15429                   15526
7/31/99               14592                   15482                   15630
8/31/99               14489                   15373                   15572
9/30/99               14462                   15344                   15625
10/31/99              14332                   15206                   15516
11/30/99              14446                   15328                   15685
12/31/99              14357                   15233                   15603
1/31/2000             14268                   15138                   15539
2/29/2000             14439                   15320                   15662
3/31/2000             14729                   15628                   15966
4/30/2000             14626                   15518                   15886
5/31/2000             14512                   15397                   15792
6/30/2000             14914                   15824                   16222
7/31/2000             15132                   16055                   16446
8/31/2000             15363                   16301                   16701
9/30/2000             15275                   16207                   16624
10/31/2000            15456                   16399                   16794
11/30/2000            15570                   16520                   16884
12/31/2000            16039                   17018                   17281
1/31/2001             16169                   17156                   17504
2/28/2001             16245                   17236                   17534
3/31/2001             16358                   17356                   17683
4/30/2001             16071                   17051                   17465
5/31/2001             16263                   17255                   17656
6/30/2001             16399                   17399                   17762
7/31/2001             16674                   17692                   18005
8/31/2001             16979                   18015                   18313
9/30/2001             16878                   17908                   18287
10/31/2001            17086                   18129                   18514
11/30/2001            16867                   17896                   18275
12/31/2001            16703                   17722                   18081
1/31/2002             16985                   18021                   18423
2/28/2002             17237                   18289                   18687
3/31/2002             16808                   17833                   18302
4/30/2002             17164                   18211                   18726
5/31/2002             17271                   18325                   18814
6/30/2002             17437                   18501                   19047
7/31/2002             17675                   18754                   19301
8/31/2002             17869                   18959                   19552
9/30/2002             18210                   19321                   20019
10/31/2002            17902                   18994                   19655


Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is an unmanaged index, generally representative of investment-grade municipal bonds with maturities of 8-12 years. An investor cannot invest directly in an index.

                         Average Annual Total Return
                            As of October 31, 2002

                 OHIO MUNI BOND        OHIO MUNI BOND
                     Class A               Class G

                                   Maximum
                        Net Asset  Offering      Net Asset
                        Value      Price         Value

  One Year              4.77%        2.66%        4.75%
  Three Year            7.70%        6.96%        7.70%
  Five Year             5.71%        5.29%         N/A
  Ten Year              6.63%        6.42%         N/A
  Since Inception       6.96%        6.79%        5.31%

The inception date for Class A is May 18, 1990.

The inception date for Class G is March 26, 1999.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index. The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares.

Fund holdings and investment policies are subject to change.

Rankings shown are for Class A Shares; rankings of other Class Shares may differ. Past performance does not guarantee future results.

Lipper rankings are based on total return and do not reflect sales charges. Fee waivers and reimbursements may have increased total returns and ratings. As of October 31, 2002 the National Municipal Bond Fund ranked 49/132, 5/102 and 4/95 for the 1, 3 and 5 years respectively. As of October 31, 2002 the Ohio Municipal Bond Fund ranked 11/43, 7/41, 5/38 and 3/15 for the 1, 3, 5 and 10 years respectively. The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 2.00% sales charge.

Introduction to the
Financial Statements

On the next two pages you will find a guide on "How To Read Your Victory Financial Statement." Since financial statements are designed to provide you with detailed information regarding the Victory Funds, we encourage you to review the guide to ensure that you can find the information that you need.

The actual Financial Statements for The Victory Portfolios follow the "how-to" guide. They provide comprehensive financial information for each fund, including: a Schedule of Investments (which shows the underlying securities), Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

We hope you find this information helpful, and the format easy-to-use. Our goal is to present the information you need to feel comfortable with your current investments.
We welcome your feedback.

How To Read Your Financial Statement

This guide will assist you in extracting information from the report which is most important to you. The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements.


Statements of Assets and Liabilities

Presents all of the assets and liabilities of each mutual Fund. This is each individual Fund's "balance sheet" as of the date of the statement.

1. Summary of the mutual fund's assets stated at market value including investments owned, dividends, interest and other amounts owed to each Fund by outside parties, and other assets owned by each fund.

2. Summary of all amounts owed by each Fund including distributions declared but not yet paid to shareholders and other amounts due to outside parties.

3. Summary of the amounts that comprise each Fund's net assets including capital, undistributed net investment income, unrealized gains from investments owned and realized gains from investments sold.

4. The number of shares owned by shareholders of each Fund.

5. The market worth of each mutual fund's total net assets divided by the number of outstanding shares.

6. The net asset value per share plus sales charges.


Statements of Operations

Presents the results of operating activities during the period.

1. Investment income includes dividend and interest income earned from holding investments.

2. Summary of expenses incurred by each Fund from its operations.

3. Summary of realized gains or losses from selling each Fund's investments and the change during the period in unrealized gains or losses from holding each Fund's investments.

4. Net change due to mutual fund operations.

Statements of Changes in Net Assets

Presents the activity that affects the value of total net assets of each Fund during the two most recent reporting periods.

1. See Statement of Operations.

2. Distributions declared to shareholders from net investment income or from net realized gains during the periods. Each Fund declares distributions based on investment income and taxable realized gains, which may differ from the Fund's operations for financial statement purposes. Thus, distributions may exceed net investment income or realized gains.

3. Dollar amount of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.

4. Compares total net assets as of the end of the current and prior periods.

5. Number of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.


Financial Highlights

Present changes in net asset value per share as well as certain ratios and supplementary data for the five most recent reporting periods.

1. The table presents changes in the net asset value per share caused by the Fund's investment activities and distributions

2. Total return presents the historical return on an investment in the Fund throughout the period including changes in net asset value per share and reinvestment of dividends. The total return presented excludes sales charges.

3. Actual ratios of expenses and net investment income to average net assets during the period.

4. Hypothetical ratios of expenses and net investment income to average net assets during the period assuming no fee waivers or expense reimbursements had occurred.

5. Portfolio turnover presents the rate of investment activity. Higher turnover indicates more active investment purchases and sales.

The Notes to Financial Statements provide explanatory information to the financial statements. These include information on accounting methods used by the mutual Fund, contractual arrangements between the Fund and its service providers, certain transactions affecting the Fund, and other general information about the Fund.

THE VICTORY PORTFOLIOS                                  Schedules of Investments
Value Fund                                                      October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (2.8%)

General Electric Capital Corp.,
   1.90%, 11/1/02                       $    9,266  $    9,266

Total Commercial Paper (Cost $9,266)                     9,266

Common Stocks (97.1%)

Advertising (0.3%):
Interpublic Group of Cos., Inc.             88,050       1,054

Aerospace/Defense (2.5%):
Boeing Co.                                 128,500       3,823
Honeywell International, Inc.              189,190       4,529

                                                         8,352

Aluminum (1.0%):
Alcoa, Inc.                                146,200       3,225

Apparel (1.1%):
Jones Apparel Group, Inc. (b)              104,100       3,606

Automotive Parts (0.8%):
Eaton Corp.                                 37,500       2,565

Banks (9.8%):
Bank of America Corp.                      161,774      11,293
Comerica, Inc.                             118,700       5,182
FleetBoston Financial Corp.                210,100       4,914
PNC Financial Services Group, Inc.         116,500       4,737
SouthTrust Corp.                           259,100       6,639

                                                        32,765

Beverages (1.6%):
Anheuser-Busch Cos., Inc.                   29,600       1,562
PepsiCo, Inc.                               85,100       3,753

                                                         5,315

Brokerage Services (0.6%):
Morgan Stanley Dean Witter & Co.            50,830       1,978

Chemicals-- General (2.9%):
Dow Chemical Co.                            67,100       1,744
E.I. Du Pont de Nemours                     80,100       3,304
Praxair, Inc.                               81,900       4,464

                                                         9,512

Computers & Peripherals (3.6%):
Cisco Systems, Inc. (b)                    301,000       3,365
Dell Computer Corp. (b)                     44,500       1,273
Hewlett-Packard Co.                        264,700       4,183
International Business Machines Corp.       30,700       2,423
Sun Microsystems, Inc. (b)                 222,200         658

                                                        11,902

Consulting Services (0.3%):
BearingPoint, Inc. (b)                     121,400         947

Consumer Products (1.1%):
Fortune Brands, Inc.                        39,200       1,962
Procter & Gamble Co.                        17,150       1,517

                                                         3,479

Security Description                      Shares       Value

Cosmetics & Toiletries (0.7%):
Kimberly-Clark Corp.                        45,100  $    2,323

Electrical Equipment (1.9%):
Emerson Electric Co.                       132,300       6,374

Electronic & Electrical -- General (2.3%):
General Electric Co.                       295,700       7,466

Electronics (0.5%):
Johnson Controls, Inc.                      22,315       1,741

Entertainment (0.7%):
Brunswick Corp.                            115,654       2,380

Financial Services (7.1%):
American Express Co.                       210,500       7,656
Citigroup, Inc.                            201,500       7,445
Fannie Mae                                 127,400       8,518

                                                        23,619

Food Processing & Packaging (1.2%):
Sara Lee Corp.                             176,900       4,039

Forest Products--
   Lumber & Paper (1.9%):
International Paper Co.                     90,450       3,159
MeadWestvaco Corp.                         152,300       3,191

                                                         6,350

Health Care (3.3%):
HCA, Inc.                                  177,200       7,707
Health Management Associates, Inc.,
   Class A (b)                             170,300       3,256

                                                        10,963

Heavy Machinery (0.7%):
Deere & Co.                                 47,100       2,185

Insurance-- Multi-Line (5.4%):
Allstate Corp.                             112,551       4,477
American International Group, Inc.         169,500      10,602
Lincoln National Corp.                      47,649       1,454
MetLife, Inc.                               51,600       1,232

                                                        17,765

Insurance -- Property, Casualty,
   Health (1.7%):
St. Paul Cos., Inc.                        171,199       5,615

Manufacturing-- Miscellaneous (0.4%):
Textron, Inc.                               31,968       1,311

Media (3.6%):
AOL Time Warner, Inc. (b)                  292,400       4,313
Viacom, Inc., Class B (b)                  168,908       7,535

                                                        11,848

Newspapers (1.3%):
Gannett Co., Inc.                           56,600       4,298


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Value Fund                                                     October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Oil & Gas Exploration,
   Production & Services (3.0%):
Amerada Hess Corp.                          63,301  $    3,247
ENSCO International, Inc.                  155,900       4,216
Kerr-McGee Corp.                            53,750       2,338

                                                         9,801

Oil Marketing & Refining (0.9%):
Valero Energy Corp.                         82,800       2,915

Oil-Integrated Companies (2.9%):
ChevronTexaco Corp.                         39,000       2,638
ConocoPhillips                             108,291       5,251
Unocal Corp.                                59,100       1,634

                                                         9,523

Oilfield Services & Equipment (1.2%):
Schlumberger Ltd.                          102,800       4,123

Pharmaceuticals (9.3%):
Abbott Laboratories                        167,500       7,013
Johnson & Johnson, Inc.                     22,500       1,322
Merck & Co., Inc.                           88,400       4,795
Pfizer, Inc.                               270,250       8,586
Pharmacia Corp.                            111,400       4,790
Wyeth                                      123,700       4,144

                                                        30,650

Railroads (1.1%):
Union Pacific Corp.                         63,800       3,767

Restaurants (0.7%):
Wendy's International, Inc.                 75,950       2,406

Retail (1.3%):
Target Corp.                               139,750       4,209

Retail-- Department Stores (0.7%):
May Department Stores Co.                   99,000       2,312

Retail -- Specialty Stores (1.4%):
Home Depot, Inc.                           156,700       4,525

Semiconductors (1.0%):
Intel Corp.                                118,400       2,048
LSI Logic Corp. (b)                        202,500       1,195

                                                         3,243

Security Description                      Shares       Value

Software & Computer Services (2.8%):
BMC Software, Inc. (b)                     125,800  $    2,005
Microsoft Corp. (b)                        133,200       7,122

                                                         9,127

Telecommunications -- Equipment (0.9%):
Motorola, Inc.                             331,349       3,038

Tobacco & Tobacco Products (1.0%):
Philip Morris Cos., Inc.                    84,900       3,460

Utilities -- Electric (4.6%):
Cinergy Corp.                               74,200       2,308
Constellation Energy Group, Inc.            65,799       1,683
Duke Energy Corp.                          166,500       3,412
Exelon Corp.                                80,399       4,052
FPL Group, Inc.                             62,900       3,710

                                                        15,165

Utilities -- Telecommunications (6.0%):
Alltel Corp.                               147,300       7,322
SBC Communications, Inc.                   142,338       3,652
Verizon Communications                     231,106       8,727

                                                        19,701

Total Common Stocks (Cost $346,548)                    320,942

Total Investments (Cost $355,814) (a)-- 99.9%          330,208

Other assets in excess of liabilities-- 0.1%               182

NET ASSETS-- 100.0%                                   $330,390



(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $ 37,247

     Unrealized depreciation                           (62,853)

     Net unrealized depreciation                      $(25,606)

(b)  Non-income producing securities.

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Diversified Stock Fund                                         October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (2.0%)

General Electric Capital Corp.,
   1.90%, 11/1/02                        $  22,612$     22,612

Total Commercial Paper (Cost $22,612)                   22,612

Common Stocks (97.3%)

Aerospace/Defense (3.0%):
Boeing Co.                                 825,000      24,544
Honeywell International, Inc.              380,000       9,097

                                                        33,641

Aluminum (3.2%):
Alcoa, Inc.                              1,609,032      35,495

Automotive Parts (1.4%):
Eaton Corp.                                220,000      15,046

Banks (6.5%):
FleetBoston Financial Corp.                750,000      17,543
Mellon Financial Corp.                     650,000      18,389
PNC Financial Services Group, Inc.         820,000      33,340
Wachovia Corp.                              75,000       2,609

                                                        71,881

Beverages (0.5%):
Anheuser-Busch Cos., Inc.                  100,000       5,276

Biotechnology (3.7%):
Amgen, Inc. (b)                            520,000      24,211
Genentech, Inc. (b)                        500,000      17,045

                                                        41,256

Computers & Peripherals (6.9%):
Cisco Systems, Inc. (b)                  1,850,000      20,683
Hewlett-Packard Co.                        641,000      10,128
International Business Machines Corp.      400,400      31,607
Unisys Corp. (b)                         1,545,000      13,488

                                                        75,906

Consulting Services (0.7%):
BearingPoint, Inc. (b)                   1,025,000       7,995

Cosmetics & Toiletries (3.9%):
Avon Products, Inc.                        225,000      10,910
Kimberly-Clark Corp.                       625,000      32,188

                                                        43,098

Electrical Equipment (1.5%):
Emerson Electric Co.                       337,500      16,261

Electronic & Electrical --
  General (3.1%):
General Electric Co.                     1,350,000      34,088

Electronics (1.1%):
Thermo Electron Corp. (b)                  670,000      12,321

Entertainment (2.5%):
Walt Disney Co.                          1,675,000      27,973

Financial Services (0.8%):
Franklin Resources, Inc.                   255,000       8,412


Security Description                      Shares       Value

Forest Products --
   Lumber & Paper (2.5%):
International Paper Co.                    780,000$     27,245

Health Care (3.1%):
HCA, Inc.                                  325,000      14,134
Medtronic, Inc.                            450,000      20,160

                                                        34,294

Heavy Machinery (2.9%):
Caterpillar, Inc.                          775,000      31,659

Insurance-- Multi-Line (2.6%):
Allstate Corp.                             200,000       7,956
American International Group, Inc.         338,609      21,180

                                                        29,136

Insurance -- Property, Casualty,
   Health (1.3%):
St. Paul Cos., Inc.                        450,000      14,760

Manufacturing-- Miscellaneous (1.2%):
3M Co.                                     100,000      12,694

Media (2.2%):
Viacom, Inc., Class B (b)                  550,000      24,536

Office Equipment & Supplies
   (Non-Computer Related) (1.7%):
Staples, Inc. (b)                        1,230,000      18,967

Oil & Gas Exploration,
   Production & Services (3.2%):
Anadarko Petroleum Corp.                   100,000       4,454
Kerr-McGee Corp.                           385,000      16,748
Transocean Sedco Forex, Inc.               650,000      14,287

                                                        35,489

Oil Marketing & Refining (1.5%):
Valero Energy Corp.                        466,500      16,425

Oilfield Services & Equipment (0.9%):
Schlumberger Ltd.                          239,000       9,586

Pharmaceuticals (12.3%):
Abbott Laboratories                        610,000      25,541
Bristol-Myers Squibb Co.                 1,225,000      30,147
Eli Lilly & Co.                            325,000      18,038
Merck & Co., Inc.                          750,000      40,679
Pharmacia Corp.                            325,000      13,975
Wyeth                                      200,000       6,700

                                                       135,080

Railroads (2.7%):
Norfolk Southern Corp.                   1,480,000      29,896

Retail (1.2%):
Target Corp.                               450,000      13,554

Retail -- Specialty Stores (1.9%):
Tiffany & Co.                              800,000      20,944


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Diversified Stock Fund                                         October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Semiconductors (5.4%):
Intel Corp.                              1,200,000$     20,760
LSI Logic Corp. (b)                      2,975,600      17,556
Texas Instruments, Inc.                  1,315,000      20,856

                                                        59,172

Software & Computer Services (4.0%):
BMC Software, Inc. (b)                     650,001      10,361
Microsoft Corp. (b)                        625,200      33,429

                                                        43,790

Telecommunications -- Equipment (1.3%):
Motorola, Inc.                           1,550,000      14,214

Tobacco & Tobacco Products (2.8%):
Philip Morris Cos., Inc.                   750,000      30,563

Utilities -- Electric (1.5%):
Duke Energy Corp.                          800,000      16,392

Utilities-- Telecommunications (2.3%):
SBC Communications, Inc.                   400,000      10,264
Verizon Communications                     400,000      15,104

                                                        25,368

Total Common Stocks (Cost $1,220,307)                1,072,413

Total Investments (Cost $1,242,919) (a) -- 99.3%      1,095,025

Other assets in excess of liabilities -- 0.7%             8,230

NET ASSETS -- 100.0%                                 $1,103,255

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                        $   50,895

     Unrealized depreciation                          (198,789)

     Net unrealized depreciation                     $(147,894)

(b)  Non-income producing securities.

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (4.6%)

General Electric Capital Corp.,
   1.90%, 11/1/02                        $  16,449   $  16,449

Total Commercial Paper (Cost $16,449)                   16,449

Common Stocks (88.3%)

Advertising (0.2%):
Interpublic Group of Cos., Inc.             14,816         177
Omnicom Group, Inc.                          7,260         419

                                                           596

Aerospace/Defense (1.6%):
B.F. Goodrich Co.                            3,945          60
Boeing Co.                                  32,399         964
General Dynamics Corp.                       7,802         617
Honeywell International, Inc.               31,631         757
Lockheed Martin Corp.                       17,564       1,017
Northrop Grumman Corp.                       4,365         450
Raytheon Co., Class B                       15,554         459
Rockwell Collins, Inc.                       7,066         159
United Technologies Corp.                   18,212       1,123

                                                         5,606

Airlines (0.1%):
AMR Corp. (b)                                5,991          28
Delta Air Lines, Inc.                        4,760          48
Southwest Airlines Co.                      29,838         436

                                                           512

Aluminum (0.2%):
Alcoa, Inc.                                 32,590         719

Apparel (0.1%):
Jones Apparel Group, Inc. (b)                4,976         172
Liz Claiborne, Inc.                          4,121         122
VF Corp.                                     4,227         156

                                                           450

Apparel/Footwear (0.2%):
Nike, Inc., Class B                         10,302         486
Reebok International Ltd. (b)                2,306          65

                                                           551

Automotive (0.4%):
Ford Motor Co.                              70,369         595
General Motors Corp.                        21,632         719
Navistar International Corp.                 2,336          52
PACCAR, Inc.                                 4,477         198

                                                         1,564

Automotive Parts (0.2%):
Dana Corp.                                   5,739          57
Delphi Automotive Systems Corp.             21,599         150
Eaton Corp.                                  2,725         186
Genuine Parts Co.                            6,747         199
TRW, Inc.                                    4,966         266
Visteon Corp.                                5,048          33

                                                           891

Security Description                      Shares       Value

Banks (6.8%):
AmSouth Bankcorp                            13,846 $       271
Bank of America Corp.                       58,006       4,049
Bank of New York Co., Inc.                  28,038         729
Bank One Corp.                              45,303       1,747
BB & T Corp.                                18,667         677
Comerica, Inc.                               6,752         295
Fifth Third Bancorp                         22,409       1,423
First Tennessee National Corp.               4,885         181
FleetBoston Financial Corp.                 40,445         946
Huntington Bancshares, Inc.                  9,289         176
J.P. Morgan Chase & Co.                     76,965       1,597
KeyCorp (d)                                 16,467         402
Marshall & Ilsley Corp.                      8,119         229
Mellon Financial Corp.                      16,800         475
National City Corp.                         23,591         640
North Fork Bancorporation, Inc.              6,311         243
Northern Trust Corp.                         8,559         298
PNC Financial Services Group, Inc.          10,964         446
Regions Financial Corp.                      8,540         289
SouthTrust Corp.                            13,388         343
State Street Corp.                          12,512         518
SunTrust Banks, Inc.                        11,005         670
Synovus Financial Corp.                     11,443         234
U.S. Bancorp                                73,903       1,559
Union Planters Corp.                         7,723         218
Wachovia Corp.                              52,939       1,842
Wells Fargo Co.                             65,577       3,310
Zions Bancorporation                         3,542         142

                                                        23,949

Beverages (2.9%):
Anheuser-Busch Cos., Inc.                   33,531       1,769
Brown-Forman Corp., Class B                  2,643         191
Coca Cola Enterprises, Inc.                 17,311         413
Coca-Cola Co.                               95,824       4,453
Coors (Adolph) Co.                           1,401          96
Pepsi Bottling Group, Inc.                  11,008         297
PepsiCo, Inc.                               68,413       3,017

                                                        10,236

Biotechnology (0.9%):
Amgen, Inc. (b)                             49,344       2,298
Biogen, Inc. (b)                             5,736         210
Chiron Corp. (b)                             7,298         289
Genzyme Corp. (b)                            8,274         230
MedImmune, Inc. (b)                          9,677         247

                                                         3,274

Brokerage Services (1.1%):
Charles Schwab Corp.                        52,688         484
Lehman Brothers Holdings, Inc.               9,393         500
Merrill Lynch & Co., Inc.                   33,406       1,268
Morgan Stanley Dean Witter & Co.            42,308       1,646
Stilwell Financial, Inc.                     8,588         101

                                                         3,999

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Building Materials (0.3%):
American Standard Cos., Inc. (b)             2,776 $       185
Centex Corp.                                 2,380         108
KB Home                                      1,924          91
Masco Corp.                                 19,153         394
Vulcan Materials Co.                         3,921         132

                                                           910

Chemicals -- General (1.3%):
Air Products & Chemicals, Inc.               8,773         388
Ashland, Inc.                                2,666          70
Dow Chemical Co.                            35,158         913
E.I. Du Pont de Nemours                     38,346       1,581
Eastman Chemical Co.                         2,987         109
Englehard Corp.                              4,967         110
Great Lakes Chemical Corp.                   1,939          47
Hercules, Inc. (b)                           4,218          40
Monsanto Co.                                10,086         167
PPG Industries, Inc.                         6,539         308
Praxair, Inc.                                6,233         340
Rohm & Haas Co.                              8,536         284
Sigma-Aldrich Corp.                          2,831         130

                                                         4,487

Commercial Services (0.6%):
Cendant Corp. (b)                           40,156         461
Cintas Corp.                                 6,561         310
Concord EFS, Inc. (b)                       19,806         283
Convergys Corp. (b)                          6,687         100
Ecolab, Inc.                                 4,994         241
Moody's, Corp.                               6,001         283
Paychex, Inc.                               14,512         418
Quintiles Transnational Corp. (b)            4,543          49

                                                         2,145

Computers & Peripherals (4.4%):
Apple Computer, Inc. (b)                    13,856         223
Cisco Systems, Inc. (b)                    282,435       3,158
Computer Sciences Corp. (b)                  6,625         214
Dell Computer Corp. (b)                    100,151       2,865
Electronic Data Systems Corp.               18,543         279
EMC Corp. (b)                               85,064         435
Gateway, Inc. (b)                           12,511          38
Hewlett-Packard Co.                        117,794       1,861
International Business Machines Corp.       65,407       5,163
Lexmark International Group, Inc. (b)        4,871         289
NCR Corp. (b)                                3,788          84
Network Appliance, Inc. (b)                 12,993         117
Sun Microsystems, Inc. (b)                 125,313         371
Symbol Technologies, Inc.                    8,860          77
Unisys Corp. (b)                            12,478         109

                                                        15,283

Construction (0.0%):
Fluor Corp.                                  3,117          74


Security Description                      Shares       Value

Consumer Producuts (1.9%):
American Greetings Corp., Class A            2,543$         38
Clorox Co.                                   8,894         400
Colgate-Palmolive Co.                       20,946       1,152
Fortune Brands, Inc.                         5,796         290
Newell Rubbermaid, Inc.                     10,316         334
Procter & Gamble Co.                        50,168       4,438
Tupperware Corp.                             2,252          36

                                                         6,688

Containers & Packaging (0.1%):
Ball Corp.                                   2,192         106
Bemis, Inc.                                  2,046         107
Pactiv Corp. (b)                             6,121         121
Sealed Air Corp. (b)                         3,243          50

                                                           384

Cosmetics & Toiletries (0.8%):
Alberto Culver Co.                           2,244         116
Avon Products, Inc.                          9,112         442
Gillette Co.                                40,834       1,219
International Flavor & Fragance, Inc.        3,661         123
Kimberly-Clark Corp.                        19,953       1,028

                                                         2,928

Distribution/Wholesale (0.2%):
Costco Wholesale Corp. (b)                  17,559         596

E-Commerce and Services (0.0%):
TMP Worldwide, Inc. (b)                      4,315          67

Electrical Equipment (0.3%):
Emerson Electric Co.                        16,256         783
W.W. Grainger, Inc.                          3,596         174

                                                           957

Electronic & Electrical -- General (2.7%):
General Electric Co.                       384,069       9,698

Electronics (0.4%)::
American Power Conversion Corp. (b)          7,570          98
Applied Biosystems Group                     8,202         166
JDS Uniphase Corp. (b)                      52,562         118
Johnson Controls, Inc.                       3,428         267
Millipore Corp.                              1,868          64
Molex, Inc.                                  7,474         197
Parker-Hannifin Corp.                        4,559         199
PerkinElmer, Inc.                            4,828          34
Power-One, Inc. (b)                          3,084          17
Sanmina Corp. (b)                           20,253          62
Solectron Corp. (b)                         31,807          72
Tektronix, Inc. (b)                          3,449          61
Thermo Electron Corp. (b)                    6,429         118
Thomas & Betts Corp. (b)                     2,252          37

                                                         1,510

Entertainment (0.5%)::
Brunswick Corp.                              3,481          72
International Game Technology (b)            3,348         252
Walt Disney Co.                             78,786       1,315

                                                         1,639

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Environmental Control (0.2%):
Allied Waste Industries, Inc. (b)            7,613$         62
Waste Management, Inc.                      23,615         544

                                                           606

Financial & Insurance (0.1%):
AMBAC Financial Group, Inc.                  4,091         253
MBIA, Inc.                                   5,680         248

                                                           501

Financial Services (5.3%):
American Express Co.                        51,302       1,866
Bear Stearns Cos., Inc.                      3,813         233
Capital One Financial Corp.                  8,554         261
Citigroup, Inc.                            195,365       7,218
Countrywide Credit Industries, Inc.          4,849         244
Deluxe Corp.                                 2,417         112
Equifax, Inc.                                5,553         131
Fannie Mae                                  38,411       2,567
Federal Home Loan Mortgage Corp.            26,858       1,654
Franklin Resources, Inc.                    10,036         331
Goldman Sachs Group, Inc.                   18,592       1,331
H&R Block, Inc.                              6,977         310
Household International, Inc.               17,559         417
MBNA Corp.                                  49,323       1,002
Providian Financial Corp.                   11,157          50
SLM Corp.                                    5,973         614
T. Rowe Price Group, Inc.                    4,730         134

                                                        18,475

Food Distributors, Supermarkets
   & Wholesalers (0.6%):
Albertsons, Inc.                            15,715         351
Kroger Co. (b)                              30,448         452
Safeway, Inc. (b)                           18,010         416
SUPERVALU, Inc.                              5,165          87
Sysco Corp.                                 25,609         810
Winn-Dixie Stores, Inc.                      5,430          82

                                                         2,198

Food Processing & Packaging (1.2%):
Archer Daniels Midland Co.                  25,151         343
Campbell Soup Co.                           15,836         334
ConAgra, Inc.                               20,738         503
General Mills, Inc.                         14,199         587
H.J. Heinz Co.                              13,551         436
Hershey Foods Corp.                          5,275         343
Kellogg Co.                                 15,831         504
Sara Lee Corp.                              30,285         691
Wm. Wrigley Jr. Co.                          8,703         459

                                                         4,200

Forest Products --
   Lumber & Paper (0.5%):
Boise Cascade Corp.                          2,251          54
Georgia Pacific Corp.                        8,892         108
International Paper Co.                     18,601         650
Louisiana Pacific Corp.                      4,040          27
Plum Creek Timber Co., Inc.                  7,138         161
MeadWestvaco Corp.                           7,723         162


Security Description                      Shares       Value

Temple-Inland, Inc.                          2,071$         85
Weyerhauser Co.                              8,454         383

                                                         1,630

Health Care (1.2%):
Anthem, Inc. (b)                             5,443         343
HCA, Inc.                                   20,012         870
Health Management Associates, Inc.,
   Class A (b)                               9,205         176
Humana, Inc. (b)                             6,546          80
Manor Care, Inc. (b)                         3,799          75
McKesson HBOC, Inc.                         11,197         334
Medtronic, Inc.                             46,840       2,098
Wellpoint Health Networks, Inc. (b)          5,626         423

                                                         4,399

Heavy Machinery (0.3%):
Caterpillar, Inc.                           13,288         542
Deere & Co.                                  9,206         427
Ingersoll-Rand Co.                           6,531         255
McDermott International, Inc. (b)            2,447           9

                                                         1,233

Homebuilders (0.0%):
Pulte Homes, Inc.                            2,365         109

Hotels & Motels (0.2%):
Hilton Hotels Corp.                         14,518         179
Marriott International, Inc., Class A        9,337         289
Starwood Hotels & Resorts
   Worldwide, Inc.                           7,701         179

                                                           647

Household Goods -- Appliances,
   Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.                        7,561         157
Maytag Corp.                                 3,011          78
Whirlpool Corp.                              2,636         123

                                                           358

Instruments -- Scientific (0.0%):
Waters Corp. (b)                             5,064         128

Insurance-- Multi-Line (4.1%):
ACE Ltd.                                    10,131         312
Aetna, Inc.                                  5,806         234
Aflac, Inc.                                 19,966         608
Allstate Corp.                              27,242       1,084
American International Group, Inc.         100,780       6,305
Aon Corp.                                   10,531         193
CIGNA Corp.                                  5,411         196
Cincinnati Financial Corp.                   6,255         238
Hartford Financial Services Group, Inc.      9,562         378
Jefferson-Pilot Corp.                        5,709         229
John Hancock Financial Services, Inc.       11,208         328
Lincoln National Corp.                       7,113         217
Loews Corp.                                  7,187         310
Marsh & McLennan Cos., Inc.                 20,682         966
MetLife, Inc.                               27,096         647
MGIC Investment Corp.                        3,967         166
Principal Financial Group (b)               13,394         376


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Progressive Corp.                            8,408 $       462
Prudential Financial, Inc. (b)              22,400         654
Safeco Corp.                                 4,935         175
Torchmark Corp.                              4,603         165
UnumProvident Corp.                          9,321         191
XL Capital Ltd.                              5,243         399

                                                        14,833

Insurance -- Property, Casualty, Health (0.3%):
Chubb Corp.                                  6,632         374
St. Paul Cos., Inc.                          8,737         287
Travelers Property & Casualty Corp.,
   Class B (b)                              38,604         522

                                                         1,183

Internet Business Services (0.2%):
eBay, Inc. (b)                              11,892         752

Internet Service Provider (0.1%):
Yahoo, Inc. (b)                             23,185         346

Leisure -- Recreation, Gaming (0.2%):
Carnival Corp.                              22,651         592
Harrah's Entertainment, Inc. (b)             4,317         181

                                                           773

Machine -- Diversified (0.1%):
Cummins Engine, Inc.                         1,598          38
Dover Corp.                                  7,829         196
Rockwell International Corp.                 7,175         119

                                                           353

Manufacturing -- Capital Goods (0.2%):
Cooper Industries Ltd.                       3,602         113
Illinois Tool Works, Inc.                   11,830         727

                                                           840

Manufacturing -- Miscellaneous (1.1%):
3M Co.                                      15,058       1,911
Corning, Inc. (b)                           36,743          69
Crane Co.                                    2,311          42
Danaher Corp.                                5,840         338
ITT Industries, Inc.                         3,541         230
Pall Corp.                                   4,740          82
Textron, Inc.                                5,333         219
Tyco International Ltd.                     77,020       1,114

                                                         4,005

Media (1.6%):
AOL Time Warner, Inc. (b)                  172,294       2,541
Univision Communications, Inc. (b)           8,848         229
Viacom, Inc., Class B (b)                   68,120       3,039

                                                         5,809

Medical Services (0.4%):
Tenet Healthcare Corp. (b)                  18,871         543
UnitedHealth Group, Inc.                    11,714       1,065
                                                         1,608

Security Description                      Shares       Value

Medical Supplies (0.9%):
Bausch & Lomb, Inc.                          2,083$         65
Baxter International, Inc.                  23,283         583
Becton Dickinson & Co.                       9,913         293
Biomet, Inc.                                10,166         299
Boston Scientific Corp. (b)                 15,708         591
C.R. Bard, Inc.                              1,992         111
Guidant Corp. (b)                           11,804         349
St. Jude Medical, Inc. (b)                   6,831         243
Stryker Corp.                                7,633         482
Zimmer Holdings, Inc. (b)                    7,523         310

                                                         3,326

Medical -- Information Systems (0.0%):
IMS Health, Inc.                            10,956         165

Metals-- Fabrication (0.0%):
Worthington Industries, Inc.                 3,306          62

Mining (0.1%):
Newmont Mining Corp.                        15,500         383

Motorcycles (0.2%):
Harley-Davidson, Inc.                       11,670         610

Newspapers (0.5%):
Gannett Co., Inc.                           10,301         782
Knight-Ridder, Inc.                          3,216         194
New York Times Co., Class A                  5,852         283
Tribune Co.                                 11,664         560

                                                         1,819

Office Equipment & Supplies
   (Non-Computer Related) (0.3%):
Avery Dennison Corp.                         4,243         264
Office Depot, Inc. (b)                      11,937         172
Pitney Bowes, Inc.                           9,205         309
Staples, Inc. (b)                           18,050         278
Xerox Corp. (b)                             28,188         187

                                                         1,210

Oil & Gas Exploration,
   Production & Services (0.9%):
Amerada Hess Corp.                           3,448         177
Anadarko Petroleum Corp.                     9,595         427
Apache Corp.                                 5,553         300
BJ Services Co. (b)                          6,053         184
Burlington Resource, Inc.                    7,775         320
Devon Energy Corp.                           6,042         305
EOG Resources, Inc.                          4,488         166
Kerr-McGee Corp.                             3,878         169
Nabors Industries Ltd. (b)                   5,577         195
Noble Corp. (b)                              5,182         167
Occidental Petroleum Corp.                  14,531         415
Rowan Cos., Inc.                             3,623          74
Transocean Sedco Forex, Inc.                12,325         271

                                                         3,170

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Oil-Integrated Companies (3.8%):
ChevronTexaco Corp.                         41,233  $    2,789
ConocoPhillips                              26,119       1,267
Exxon Mobil Corp.                          260,853       8,781
Marathon Oil Corp.                          11,962         250
Sunoco, Inc.                                 2,948          88
Unocal Corp.                                 9,953         275

                                                        13,450

Oilfield Services & Equipment (0.4%):
Baker Hughes, Inc.                          13,030         379
Halliburton Co.                             16,847         273
Schlumberger Ltd.                           22,294         893

                                                         1,545

Paint, Varnishes, Enamels (0.0%):
Sherwin-Williams Co.                         5,811         159

Pharmaceuticals (9.5%):
Abbott Laboratories                         60,308       2,525
Allergan, Inc.                               4,992         272
AmerisourceBergen Corp.                      4,092         291
Bristol-Myers Squibb Co.                    74,776       1,840
Cardinal Health, Inc.                       17,438       1,207
Eli Lilly & Co.                             43,370       2,407
Forest Laboratories, Inc. (b)                6,939         680
Johnson & Johnson, Inc.                    114,858       6,748
King Pharmaceuticals, Inc. (b)               9,411         144
Merck & Co., Inc.                           86,840       4,710
Pfizer, Inc.                               238,935       7,592
Pharmacia Corp.                             49,806       2,142
Schering-Plough Corp.                       56,608       1,209
Watson Pharmaceuticals, Inc. (b)             4,127         113
Wyeth                                       51,156       1,714

                                                        33,594

Photography (0.1%):
Eastman Kodak Co.                           11,264         371

Physical Therapy (0.0%):
Healthsouth Corp. (b)                       15,303          67

Pipelines (0.1%):
El Paso Corp.                               22,580         176
Kinder Morgan, Inc.                          4,706         172
Williams Cos., Inc.                         19,940          37

                                                           385

Primary Metal & Mineral
   Production (0.0%):
Freeport-McMoRan Copper & Gold, Inc.,
   Class B (b)                               5,595          68
Phelps Dodge Corp.                           3,435         107

                                                           175

Publishing (0.2%):
Dow Jones & Co., Inc.                        3,248         114
McGraw-Hill Cos., Inc.                       7,494         483
Meredith Corp.                               1,916          87
R.R. Donnelley & Sons Co.                    4,378          88

                                                           772

Security Description                      Shares       Value

Radio & Television (0.5%):
Clear Channel Communications, Inc. (b)      23,644 $       876
Comcast Corp.,
   Class A Special Shares (b)               36,550         841

                                                         1,717

Railroads (0.4%):
Burlington Northern/Santa Fe, Inc.          14,692         378
CSX Corp.                                    8,221         227
Norfolk Southern Corp.                      14,996         303
Union Pacific Corp.                          9,759         576

                                                         1,484

Real Estate Investment Trusts (0.2%):
Equity Office Properties Trust              16,168         389
Equity Residential Properties Trust         10,638         252
Simon Property Group, Inc.                   7,164         245

                                                           886

Restaurants (0.5%):
Darden Restaurants, Inc.                     6,614         126
McDonald's Corp.                            49,231         891
Starbucks Corp. (b)                         14,992         357
Wendy's International, Inc.                  4,467         142
Yum! Brands, Inc. (b)                       11,464         258

                                                         1,774

Retail (3.0%):
Best Buy Co., Inc. (b)                      12,408         256
Dollar General Corp.                        12,867         180
Target Corp.                                35,023       1,055
Wal-Mart Stores, Inc.                      171,705       9,194

                                                        10,685

Retail -- Discount (0.1%):
Big Lots, Inc. (b)                           4,481          74
Family Dollar Stores, Inc.                   6,690         206

                                                           280

Retail -- Department Stores (0.5%):
Dillard's, Inc., Class A                     3,259          54
Federated Department Stores, Inc. (b)        7,782         239
J.C. Penney Co., Inc.                       10,321         197
Kohls Corp. (b)                             13,000         759
May Department Stores Co.                   11,125         260
Nordstrom, Inc.                              5,216         104
Sears, Roebuck & Co.                        12,200         320

                                                         1,933

Retail -- Drug Stores (0.5%):
CVS Corp.                                   15,158         420
Walgreen Co.                                39,547       1,335

                                                         1,755

Retail -- Specialty Stores (1.8%):
AutoZone, Inc. (b)                           4,074         349
Bed Bath & Beyond, Inc. (b)                 11,276         400
CarMax, Inc. (b)                             3,072          50
Circuit City Stores, Inc.                    8,109          80
Gap, Inc.                                   33,579         395
Home Depot, Inc.                            90,952       2,628


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Limited, Inc.                               20,122 $       315
Lowe's Cos., Inc.                           30,044       1,254
Radioshack Corp.                             6,623         138
Tiffany & Co.                                5,626         147
TJX Cos., Inc.                              20,837         428
Toys "R" Us, Inc. (b)                        8,201          82

                                                         6,266

Rubber & Rubber Products (0.0%):
Cooper Tire & Rubber Co.                     2,841          37
Goodyear Tire & Rubber Co.                   6,305          45

                                                            82

Savings & Loans (0.6%):
Charter One Financial, Inc.                  8,864         268
Golden West Financial Corp.                  5,969         412
Washington Mutual, Inc.                     37,347       1,336

                                                         2,016

Schools & Educational Services (0.1%):
Apollo Group, Inc. (b)                       6,699         278

Semiconductors (2.7%):
Advanced Micro Devices, Inc. (b)            13,217          81
Altera Corp. (b)                            14,746         173
Analog Devices, Inc. (b)                    14,119         378
Applied Materials, Inc. (b)                 63,505         954
Applied Micro Circuits Corp. (b)            11,625          45
Broadcom Corp. (b)                          10,578         127
Intel Corp.                                257,285       4,452
KLA-Tencor Corp. (b)                         7,304         260
Linear Technology Corp.                     12,255         339
LSI Logic Corp. (b)                         14,358          85
Maxim Integrated Products, Inc. (b)         12,469         397
Micron Technology, Inc. (b)                 23,304         373
National Semiconductor Corp. (b)             6,981          93
Novellus Systems, Inc. (b)                   5,602         177
NVIDIA Corp. (b)                             5,909          70
PMC-Sierra, Inc. (b)                         6,458          31
QLogic Corp. (b)                             3,608         126
Teradyne, Inc. (b)                           7,068          86
Texas Instruments, Inc.                     66,925       1,061
Xilinx, Inc. (b)                            13,032         247

                                                         9,555

Software & Computer Services (5.2%):
Adobe Systems, Inc.                          9,267         219
Autodesk, Inc.                               4,431          52
Automatic Data Processing, Inc.             23,941       1,018
BMC Software, Inc. (b)                       9,308         148
Citrix Systems, Inc. (b)                     6,755          51
Computer Associates International, Inc.     22,305         331
Compuware Corp. (b)                         14,512          70
Electronic Arts, Inc. (b)                    5,377         350
First Data Corp.                            29,228       1,022
Fiserv, Inc. (b)                             7,425         232
Intuit, Inc. (b)                             8,172         424
Mercury Interactive Corp. (b)                3,247          86
Microsoft Corp. (b)                        209,050      11,178
Novell, Inc. (b)                            14,065          34


Security Description                      Shares       Value

Oracle Corp. (b)                           209,734  $    2,138
Parametric Technology Corp. (b)             10,085          23
Peoplesoft, Inc. (b)                        12,055         218
Rational Software Corp. (b)                  7,460          49
Siebel Systems, Inc. (b)                    18,450         139
SunGard Data Systems, Inc. (b)              10,911         242
VERITAS Software Corp. (b)                  15,847         242

                                                        18,266

Staffing (0.0%):
Robert Half International, Inc. (b)          6,761         113

Steel (0.1%):
Allegheny Technologies, Inc.                 3,116          21
Nucor Corp.                                  3,019         127
United States Steel Corp.                    3,933          51

                                                           199

Telecommunications (0.1%):
Citizens Communications Co. (b)             10,897          91
Qwest Communications
   International, Inc.                      64,735         219

                                                           310

Telecommunications -- Cellular (0.2%):
AT&T Wireless Services, Inc. (b)           104,522         718
Sprint PCS Group (b)                        38,488         134

                                                           852

Telecommunications -- Equipment (0.8%):
ADC Telecommunications, Inc. (b)            30,745          49
Agilent Technologies, Inc. (b)              17,923         246
Andrew Corp. (b)                             3,789          33
Avaya, Inc. (b)                             13,973          28
Comverse Technology, Inc. (b)                7,223          53
Jabil Circuit, Inc. (b)                      7,632         118
Lucent Technologies, Inc. (b)              132,509         163
Motorola, Inc.                              88,749         813
QUALCOMM, Inc. (b)                          30,004       1,035
Scientific-Atlanta, Inc.                     6,048          74
Tellabs, Inc. (b)                           15,882         122

                                                         2,734

Telecommunications --
  Services & Equipment (0.0%):
CIENA Corp. (b)                             16,665          61

Tobacco & Tobacco
   Products (1.0%):
Philip Morris Cos., Inc.                    81,600       3,325
R.J. Reynolds Tobacco Holdings, Inc.         3,459         140
UST, Inc.                                    6,534         200

                                                         3,665

Tools & Hardware
   Manufacturing (0.1%):
Black & Decker Corp.                         3,111         145
Snap-on, Inc.                                2,254          59
Stanley Works                                3,308         107

                                                           311

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Toys (0.1%):
Hasbro, Inc.                                 6,686$         68
Mattel, Inc.                                16,865         310

                                                           378

Transportation Services (0.9%):
FedEx Corp.                                 11,489         611
United Parcel Service, Inc.                 43,097       2,586

                                                         3,197

Travel Services (0.0%):
Sabre Holdings Corp. (b)                     5,594         107

Trucking & Leasing (0.0%):
Ryder Systems, Inc.                          2,404          55

Utilities -- Electric (2.1%):
AES Corp. (b)                               20,952          37
Allegheny Energy, Inc.                       4,854          28
Ameren Corp.                                 5,597         226
American Electric Power Co.                 13,083         335
Calpine Corp. (b)                           14,542          29
CenterPoint Energy, Inc.                    12,030          85
Cinergy Corp.                                6,473         201
CMS Energy Corp.                             5,556          44
Consolidated Edison
   Co. of New York, Inc.                     8,230         350
Constellation Energy Group, Inc.             6,346         162
Detroit Edison Co.                           6,465         292
Dominion Resources, Inc.                    11,998         576
Duke Energy Corp.                           34,271         702
Dynergy, Inc.                               14,259          10
Edison International (b)                    12,581         126
Entergy Corp.                                8,650         381
Exelon Corp.                                12,433         627
FirstEnergy Corp.                           11,490         373
FPL Group, Inc.                              7,033         415
Mirant Corp. (b)                            15,518          33
NiSource, Inc.                               8,020         132
PG&E Corp. (b)                              15,181         165
Pinnacle West Capital Corp.                  3,274          93
PPL Corp.                                    6,254         216
Progress Energy, Inc.                        8,542         356
Public Service Enterprise Group              7,980         229
Southern Co.                                27,358         814
TECO Energy, Inc.                            6,680          99
TXU Corp.                                   10,748         154
Xcel Energy, Inc.                           15,367         160

                                                         7,450

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Utilities -- Natural Gas (0.1%):
KeySpan Corp.                                5,462 $       199
NICOR, Inc.                                  1,699          53
Peoples Energy Corp.                         1,371          50
Sempra Energy                                7,911         175

                                                           477

Utilities -- Telecommunications (3.4%):
Alltel Corp.                                12,009         597
AT&T Corp.                                 148,431       1,936
BellSouth Corp.                             72,253       1,889
CenturyTel, Inc.                             5,478         155
SBC Communications, Inc.                   128,359       3,294
Sprint FON Group                            34,464         428
Verizon Communications                     105,324       3,977

                                                        12,276

Wireless Communications (0.1%):
Nextel Communications, Inc.,
   Class A (b)                              35,156         397

Total Common Stocks (Cost $286,823)                    315,521

U.S. Treasury Bills (0.6%)

1.56%, 12/19/02 (c)                     $    2,200       2,195

Total U.S. Treasury Bills (Cost $2,195)                  2,195

Total Investments (Cost $305,467) (a)-- 93.5%          334,165

Other assets in excess of liabilities-- 6.5%            23,291

NET ASSETS-- 100.0%                                   $357,456



(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $ 94,716

     Unrealized depreciation                           (66,018)

     Net unrealized appreciation                      $ 28,698

(b)  Non-income producing securities

(c)  Serves as collateral for futures contracts.

(d)  Investment in affiliate

                                           Number of
                                           Contracts    Value

Futures Contracts
S & P 500 Index,
   face amount $27,037,
   expiring December 20, 2002                  126     $27,890

Total Futures (Cost $27,037)                           $27,890


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Growth Fund                                                    October 31, 2002

(Amounts in Thousands, Except Shares)


                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (2.7%)

General Electric Capital Corp.,
   1.90%, 11/1/02                       $    7,924  $    7,924

Total Commercial Paper (Cost $7,924)                     7,924

Common Stocks (97.0%)

Aluminum (0.3%):
Alcoa, Inc.                                 38,800         856

Automotive Parts (1.1%):
Eaton Corp.                                 49,100       3,358

Banks (2.5%):
Bank of America Corp.                       42,500       2,967
Mellon Financial Corp.                      55,400       1,567
Wells Fargo Co.                             55,000       2,776

                                                         7,310

Beverages (7.2%):
Anheuser-Busch Cos., Inc.                  118,300       6,242
Coca-Cola Co.                              191,200       8,886
PepsiCo, Inc.                              141,400       6,236

                                                        21,364

Biotechnology (2.4%):
Amgen, Inc. (b)                            152,900       7,119

Brokerage Services (0.4%):
Morgan Stanley Dean Witter & Co.            27,400       1,066

Chemicals -- General (0.5%):
Praxair, Inc.                               25,700       1,401

Computers & Peripherals (6.0%):
Cisco Systems, Inc. (b)                    606,100       6,776
Dell Computer Corp. (b)                    266,500       7,625
International Business Machines Corp.       41,600       3,284

                                                        17,685

Consulting Services (0.5%):
BearingPoint, Inc. (b)                     175,567       1,369

Consumer Products (3.9%):
Colgate-Palmolive Co.                       61,300       3,370
Procter & Gamble Co.                        93,200       8,244

                                                        11,614

Cosmetics & Toiletries (1.5%):
Kimberly-Clark Corp.                        86,700       4,465

Electrical Equipment (0.5%):
Emerson Electric Co.                        30,000       1,445

Electronic & Electrical -- General (4.3%):
General Electric Co.                       502,900      12,698

Financial Services (5.1%):
American Express Co.                       118,900       4,324
Citigroup, Inc.                             59,200       2,187
Fannie Mae                                  66,500       4,447
Goldman Sachs Group, Inc.                   12,300         881
MBNA Corp.                                 166,000       3,371

                                                        15,210

Security Description                      Shares       Value

Forest Products --
   Lumber & Paper (0.4%):
International Paper Co.                     35,600  $    1,244

Health Care (3.8%):
HCA, Inc.                                  105,800       4,601
Medtronic, Inc.                            151,400       6,783

                                                        11,384

Insurance -- Multi-Line (2.4%):
American International Group, Inc.          61,000       3,816
Marsh & McLennan Cos., Inc.                 68,600       3,204

                                                         7,020

Manufacturing -- Miscellaneous (2.2%):
3M Co.                                      51,400       6,525

Media (1.2%):
Viacom, Inc., Class B (b)                   82,000       3,658

Medical Supplies (0.8%):
Zimmer Holdings, Inc. (b)                   55,000       2,267

Office Equipment & Supplies
   (Non-Computer Related) (1.4%):
Pitney Bowes, Inc.                          58,000       1,946
Staples, Inc. (b)                          136,600       2,106

                                                         4,052

Oil & Gas Exploration,
   Production & Services (1.6%):
Anadarko Petroleum Corp.                    34,800       1,550
ENSCO International, Inc.                  117,800       3,185

                                                         4,735

Oilfield Services & Equipment (0.5%):
Schlumberger Ltd.                           33,900       1,360

Pharmaceuticals (18.8%):
Abbott Laboratories                        159,600       6,682
Cardinal Health, Inc.                       55,200       3,820
Eli Lilly & Co.                            104,301       5,789
Johnson & Johnson, Inc.                    216,800      12,737
Pfizer, Inc.                               445,400      14,150
Pharmacia Corp.                            175,800       7,559
Wyeth                                      146,500       4,908

                                                        55,645

Retail (5.9%):
Target Corp.                               123,100       3,708
Wal-Mart Stores, Inc.                      255,100      13,660

                                                        17,368

Retail -- Drug Stores (0.8%):
Walgreen Co.                                69,100       2,332

Retail-- Specialty Stores (2.3%):
Home Depot, Inc.                           235,100       6,790


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Growth Fund                                                    October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Semiconductors (3.9%):
Altera Corp. (b)                           102,700  $    1,204
Analog Devices, Inc. (b)                    70,500       1,889
Intel Corp.                                302,800       5,239
Texas Instruments, Inc.                    119,500       1,895
Xilinx, Inc. (b)                            75,300       1,430

                                                        11,657

Software & Computer Services (8.9%):
Adobe Systems, Inc.                         70,700       1,671
Automatic Data Processing, Inc.             60,800       2,586
First Data Corp.                            69,500       2,428
Microsoft Corp. (b)                        285,700      15,277
Oracle Corp. (b)                           443,800       4,522

                                                        26,484

Telecommunications -- Equipment (0.9%):
Nokia Corp.-- ADR                          156,900       2,608

Tobacco & Tobacco Products (2.3%):
Philip Morris Cos., Inc.                   167,800       6,838

Transportation Services (1.1%):
United Parcel Service, Inc.                 55,800       3,349

Utilities-- Telecommunications (1.6%):
SBC Communications, Inc.                    85,000       2,181
Verizon Communications                      71,100       2,685

                                                         4,866

Total Common Stocks (Cost $311,530)                    287,142

Total Investments (Cost $319,454) (a)-- 99.7%          295,066

Other assets in excess of liabilities-- 0.3%               983

NET ASSETS-- 100.0%                                   $296,049



(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $ 30,915

     Unrealized depreciation                           (55,303)

     Net unrealized depreciation                      $(24,388)

(b)  Non-income producing securities.

ADR -- American Depositary Receipts

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Established Value Fund                                         October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (3.3%)

General Electric Capital Corp.,
   1.90%, 11/1/02                       $    9,293  $    9,293

Total Commercial Paper (Cost $9,293)                     9,293

Common Stocks (96.7%)

Advertising (1.2%):
Harte-Hanks, Inc.                          180,000       3,434

Aerospace/Defense (1.3%):
General Dynamics Corp.                      48,000       3,798

Airlines (0.5%):
Southwest Airlines Co.                     105,000       1,533

Apparel (2.8%):
Jones Apparel Group, Inc. (b)              100,000       3,464
Liz Claiborne, Inc.                        122,000       3,626
VF Corp.                                    22,600         832

                                                         7,922

Automotive Parts (2.0%):
BorgWarner, Inc.                           100,000       4,498
Eaton Corp.                                 17,000       1,163

                                                         5,661

Banks (5.4%):
Cullen/Frost Bankers, Inc.                  48,900       1,693
First Tennessee National Corp.             130,000       4,821
Popular, Inc.                              119,400       3,867
Regions Financial Corp.                     93,800       3,177
Union Planters Corp.                        60,100       1,698

                                                        15,256

Beverages (3.8%):
Constellation Brands, Inc. (b)             160,000       4,053
Coors (Adolph) Co.                          97,000       6,642

                                                        10,695

Biotechnology (0.8%):
Invitrogen Corp. (b)                        82,700       2,306

Chemicals (1.2%):
Lubrizol Corp.                             116,000       3,364

Chemicals -- General (2.0%):
Englehard Corp.                            255,000       5,648

Commercial Services (1.7%):
Cintas Corp.                                47,600       2,250
Convergys Corp. (b)                        164,700       2,451

                                                         4,701

Computers & Peripherals (1.4%):
Lexmark International Group, Inc. (b)       66,200       3,934

Consumer Products (2.9%):
Fortune Brands, Inc.                       162,000       8,110

Containers & Packaging (0.9%):
Pactiv Corp. (b)                           124,800       2,476

Electronics (2.3%):
Johnson Controls, Inc.                      84,000       6,552


Security Description                      Shares       Value

Financial & Insurance (4.0%):
AMBAC Financial Group, Inc.                135,000  $    8,343
PMI Group, Inc.                            100,000       2,980

                                                        11,323

Financial Services (1.2%):
Citigroup, Inc.                             90,000       3,326

Health Care (5.5%):
Anthem, Inc. (b)                            34,939       2,201
Oxford Health Plans, Inc. (b)              110,100       3,915
Universal Health Services, Inc. (b)        120,000       5,817
Wellpoint Health Networks, Inc. (b)         51,100       3,843

                                                        15,776

Homebuilders (1.6%):
Pulte Homes, Inc.                           96,800       4,445

Insurance-- Multi-Line (4.0%):
Hartford Financial Services Group, Inc.     84,000       3,318
Jefferson-Pilot Corp.                       71,800       2,883
Old Republic International Corp.           171,000       5,097

                                                        11,298

Insurance -- Property,
   Casualty, Health (0.1%):
Travelers Property & Casualty Corp.,
   Class A (b)                               3,888          52
Travelers Property & Casualty Corp.,
   Class B (b)                               7,988         108

                                                           160

Manufacturing -- Miscellaneous (4.7%):
ITT Industries, Inc.                       124,000       8,058
Textron, Inc.                              125,000       5,125

                                                        13,183

Medical Supplies (2.6%):
Bausch & Lomb, Inc.                         40,200       1,250
Becton Dickinson & Co.                      86,900       2,564
C.R. Bard, Inc.                             65,000       3,636

                                                         7,450

Metals -- Fabrication (0.7%):
Kennametal, Inc.                            64,300       2,004

Newspapers (1.4%):
New York Times Co., Class A                 82,000       3,970

Oil & Gas Exploration,
   Production & Services (5.3%):
Apache Corp.                                25,500       1,379
Equitable Resources, Inc.                  131,000       4,663
Helmerich & Payne, Inc.                    113,400       3,210
Occidental Petroleum Corp.                 203,000       5,791

                                                        15,043

Oil Marketing & Refining (1.2%):
Valero Energy Corp.                         94,000       3,310

Paint, Varnishes, Enamels (1.4%):
Sherwin-Williams Co.                       140,000       3,829


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Established Value Fund                                         October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Pharmaceuticals (2.0%):
Mylan Laboratories, Inc.                    54,600  $    1,718
Watson Pharmaceuticals, Inc. (b)           139,300       3,830

                                                         5,548

Publishing (0.7%):
R.R. Donnelley & Sons Co.                   94,500       1,895

Real Estate Investment Trusts (4.2%):
Duke Realty Corp.                          164,100       3,988
Equity Residential Properties Trust        150,800       3,577
iStar Financial, Inc.                      151,900       4,314

                                                        11,879

Restaurants (2.9%):
Darden Restaurants, Inc.                   141,000       2,676
Wendy's International, Inc.                175,000       5,544

                                                         8,220

Retail (0.5%):
Target Corp.                                48,000       1,446

Retail-- Apparel/Shoe (1.0%):
Abercrombie & Fitch Co. (b)                 60,800       1,083
Talbots, Inc.                               64,700       1,794

                                                         2,877

Retail -- Specialty Stores (2.4%):
Borders Group, Inc. (b)                    173,000       2,981
Lowe's Cos., Inc.                           43,000       1,794
Zale Corp. (b)                              69,700       2,035

                                                         6,810

Savings & Loans (3.5%):
Charter One Financial, Inc.                113,715       3,443
Golden West Financial Corp.                 55,000       3,799
GreenPoint Financial Corp.                  61,600       2,684

                                                         9,926

Semiconductors (2.2%):
Altera Corp. (b)                           301,600       3,535
Fairchild Semiconductor
   International, Inc. (b)                 216,400       2,575

                                                         6,110


Security Description                      Shares       Value

Software & Computer Services (5.6%):
First Data Corp.                           120,000  $    4,193
Fiserv, Inc. (b)                            60,000       1,874
Intuit, Inc. (b)                            54,400       2,824
Reynolds & Reynolds Co., Class A            64,800       1,534
Storage Technology Corp. (b)               167,100       2,954
Sybase, Inc. (b)                           177,000       2,267

                                                        15,646

Telecommunications -- Equipment (0.7%):
Harris Corp.                                73,300       1,934

Toys (1.4%):
Action Performance Cos., Inc.               73,000       1,507
Mattel, Inc.                               131,000       2,405

                                                         3,912

Utilities -- Electric (5.1%):
Energy East Corp.                          200,000       4,260
Exelon Corp.                               104,400       5,262
FPL Group, Inc.                             80,500       4,748

                                                        14,270

Utilities -- Telecommunications (0.6%):
CenturyTel, Inc.                            55,000       1,558

Total Common Stocks (Cost $213,015)                    272,538

Total Investments (Cost $222,308) (a)-- 100.0%         281,831

Liabilities in excess of other assets-- 0.0%              (45)

NET ASSETS-- 100.0%                                   $281,786


(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $64,532

     Unrealized depreciation                            (5,009)

     Net unrealized appreciation                       $59,523

(b)  Non-income producing securities.

                     See notes to financial statements.



                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                          Diversified       Stock                      Established
                                                               Value         Stock          Index         Growth          Value
                                                               Fund          Fund           Fund           Fund           Fund

ASSETS:
Investments, at value (Cost $355,814; $1,242,919;
   $305,467; $319,454; $222,308)                             $330,208     $1,095,025       $334,165      $295,066       $281,831
Collateral received for securities on loan                     88,105        318,916        103,820        82,034         53,962
Cash                                                               10             10             --            10             10
Interest and dividends receivable                                 454          1,445            421           262            176
Receivable for capital shares issued                               --             25             --            --             --
Receivable from brokers for investments sold                       --         15,295         23,684           973             --
Receivable from distributor                                         4              1             14            10             10
Prepaid expenses and other assets                                  15              5              3            15             19

         Total Assets                                         418,796      1,430,722        462,107       378,370        336,008

LIABILITIES:
Payable to custodian                                               --             --            389            --             --
Payable to brokers for investments purchased                       --          7,430             15            --             --
Payable for capital shares redeemed                                --              3             --            --             --
Net payable for variation margin on futures contracts              --             --            137            --             --
Payable for return of collateral received                      88,105        318,916        103,820        82,034         53,962
Accrued expenses and other payables:
     Investment advisory fees                                     204            577            150           184            131
     Administration fees                                            3             11             --             3              1
     Custodian fees                                                 9             25             72            10              8
     Accounting fees                                               --              1             --            --             --
     Transfer agent fees                                           15            186             26            24             88
     Shareholder service fees-- Class A                            61            144             --            58              3
     Shareholder service and 12b-1 fees-- Class B                  --             33             --            --             --
     12b-1 fees-- Class G                                           4             62              1             3              3
     Other                                                          5             79             41             5             26

         Total Liabilities                                     88,406        327,467        104,651        82,321         54,222

NET ASSETS:
Capital                                                       397,635      1,398,129        412,029       372,824        222,263
Accumulated net investment income                                 246            727            370            --             --
Net unrealized appreciation (depreciation)
   from investments and futures                               (25,606)      (147,894)        29,551       (24,388)        59,523
Accumulated undistributed net realized losses
   from investment transactions and futures                   (41,885)      (147,707)       (84,494)      (52,387)            --

         Net Assets                                          $330,390     $1,103,255       $357,456      $296,049       $281,786

Net Assets
     Class A                                                 $319,613     $  905,116       $338,588      $288,983      $  35,586
     Class B                                                       --         37,204             --            --             --
     Class C                                                       --          2,193             --            --             --
     Class G                                                   10,777        158,742         18,868         7,066        246,200

         Total                                               $330,390     $1,103,255       $357,456      $296,049       $281,786

Outstanding units of beneficial interest (shares)
     Class A                                                   33,116         82,745         25,797        20,424          1,672
     Class B                                                       --          3,617             --            --             --
     Class C                                                       --            201             --            --             --
     Class G                                                    1,118         14,611          1,438           505         11,590

         Total                                                 34,234        101,174         27,235        20,929         13,262

Net asset value
     Redemption price per share-- Class A                    $   9.65     $    10.94       $  13.12      $  14.15       $  21.28
     Offering and redemption price per share-- Class B             --     $    10.29             --            --             --
     Offering and redemption price per share-- Class C             --     $    10.90             --            --             --
     Offering and redemption price per share-- Class G       $   9.64     $    10.86       $  13.12      $  13.99       $  21.24

Maximum sales charge-- Class A                                   5.75%          5.75%          5.75%         5.75%          5.75%

Maximum offering price per share
   (100%/(100%-maximum sales charge)of net asset value
   adjusted to nearest cent)-- Class A                       $  10.24     $    11.61       $  13.92      $  15.01       $  22.58


                     See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2002

(Amounts in Thousands)


                                                                          Diversified        Stock                     Established
                                                               Value         Stock           Index        Growth          Value
                                                               Fund          Fund            Fund          Fund           Fund

Investment Income:
Interest income                                              $     54      $     610       $    109      $     43        $   127
Dividend income                                                 8,470         18,811          7,449         4,441          5,279
Foreign tax withholding                                            --             --             (4)           --             (3)
Income from securities lending                                     78            260            127            65             61

     Total Income                                               8,602         19,681          7,681         4,549          5,464

Expenses:
Investment advisory fees                                        3,173          8,243          2,520         2,688          1,782
Administration fees                                               545          1,520            622           464            429
Shareholder service fees-- Class A                              1,045          2,685             --           876             98
Shareholder service and 12b-1 fees-- Class B                       --            503             --            --             --
12b-1 fees-- Class C                                               --              9             --            --             --
12b-1 fees-- Class G                                               46            872             58            41          1,452
Accounting fees                                                    87            128            182            85             81
Custodian fees                                                     90            267            347            84             71
Legal and audit fees                                               39            144             56            38             37
Trustees' fees and expenses                                        15             48             18            13             13
Transfer agent fees                                               116          1,611            222           161            600
Registration and filing fees                                       28             69             26            28             32
Printing fees                                                       5            119             17             9             34
Other                                                              25             58             69            24             21

     Total Expenses                                             5,214         16,276          4,137         4,511          4,650

Expenses voluntarily reduced                                       --            (91)          (719)           --           (391)

     Expenses before reimbursement from distributor             5,214         16,185          3,418         4,511          4,259
     Expenses reimbursed by distributor                          (175)            (3)          (135)         (145)           (12)

     Net Expenses                                               5,039         16,182          3,283         4,366          4,247

Net Investment Income                                           3,563          3,499          4,398           183          1,217

Realized/Unrealized Gains (Losses)
   from Investments and Futures:
Net realized gains (losses) from
   investment transactions and futures                        (41,857)      (145,373)       (73,524)      (52,512)         3,792
Net change in unrealized appreciation/depreciation
   from investment transactions and futures                   (35,964)      (112,947)        (8,566)       (7,310)        (3,238)

Net realized/unrealized gains (losses)
   from investments and futures                               (77,821)      (258,320)       (82,090)      (59,822)           554

Change in net assets resulting from operations               $(74,258)     $(254,821)      $(77,692)     $(59,639)       $ 1,771



                     See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                          Value                 Diversified Stock                 Stock Index
                                                          Fund                        Fund                           Fund

                                                   Year          Year          Year           Year           Year           Year
                                                   Ended         Ended         Ended          Ended          Ended          Ended
                                                 October 31,   October 31,   October 31,    October 31,    October 31,   October 31,
                                                   2002          2001          2002           2001           2002           2001

From Investment Activities:
Operations:
     Net investment income                      $   3,563      $   3,432     $    3,499    $    2,252      $   4,398      $   5,091
     Net realized gains (losses) from
       investment transactions and futures        (41,857)        44,119       (145,373)       35,582        (73,524)        42,930
     Net change in unrealized
       appreciation (depreciation) from
       investments and futures                    (35,964)      (133,251)      (112,947)     (191,722)        (8,566)      (263,568)

Change in net assets resulting from operations    (74,258)       (85,700)      (254,821)     (153,888)       (77,692)      (215,547)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                   (3,427)        (3,240)        (3,018)       (1,968)        (4,226)        (4,992)
         Class C                                       --             --             (1)           --             --             --
         Class G                                      (66)           (16)           (31)           (6)          (159)          (142)
     From net realized gains from investment
       transactions and futures                   (44,121)       (80,237)       (36,273)     (170,791)       (47,430)       (20,186)

Change in net assets from
   distributions to shareholders                  (47,614)       (83,493)       (39,323)     (172,765)       (51,815)       (25,320)

Capital Transactions:
     Proceeds from shares issued                   95,594         81,005        467,985       423,749         56,236         82,414
     Dividends reinvested                          44,172         76,574         34,674       152,603         47,395         23,137
     Cost of shares redeemed                     (144,030)       (98,894)      (306,533)     (250,818)      (163,253)      (200,839)

Change in net assets
from capital transactions                          (4,264)        58,685        196,126       325,534        (59,622)       (95,288)

Change in net assets                             (126,136)      (110,508)       (98,018)       (1,119)      (189,129)      (336,155)

Net Assets:
     Beginning of period                          456,526        567,034      1,201,273     1,202,392        546,585        882,740

     End of period                              $ 330,390      $ 456,526     $1,103,255    $1,201,273      $ 357,456      $ 546,585

Share Transactions:
     Issued                                         8,513          5,529         34,991        27,939          3,562          4,149
     Reinvested                                     3,556          5,126          2,478        10,303          2,825          1,082
     Redeemed                                     (13,143)        (6,737)       (25,114)      (16,933)       (11,122)       (10,473)

Change in Shares                                   (1,074)         3,918         12,355        21,309         (4,735)        (5,242)



                     See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                                            Growth                            Established
                                                                             Fund                             Value Fund

                                                                    Year              Year             Year               Year
                                                                    Ended             Ended            Ended              Ended
                                                                  October 31,       October 31,      October 31,       October 31,
                                                                    2002              2001             2002               2001

From Investment Activities:
Operations:
     Net investment income                                         $    183        $    (977)        $   1,217        $   1,302
     Net realized gains (losses) from
       investment transactions                                      (52,512)           2,293             3,792           67,342
     Net change in unrealized
       appreciation (depreciation)
       from investments                                              (7,310)        (157,223)           (3,238)        (119,116)

Change in net assets resulting from operations                      (59,639)        (155,907)            1,771          (50,472)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                                       (183)              --              (272)            (153)
         Class G                                                         --               --            (1,057)          (1,349)
     Tax return of capital                                              (40)              --                --               --
     From net realized gains from
       investment transactions                                       (1,719)         (32,477)          (67,141)         (31,269)

Change in net assets from
   distributions to shareholders                                     (1,942)         (32,477)          (68,470)         (32,771)

Capital Transactions:
     Proceeds from shares issued                                     59,149          250,257            63,853           48,055
     Dividends reinvested                                             1,742           29,295            63,413           32,663
     Cost of shares redeemed                                        (84,369)        (119,468)         (110,815)         (80,399)

Change in net assets from capital transactions                      (23,478)         160,084            16,451              319

Change in net assets                                                (85,059)         (28,300)          (50,248)         (82,924)

Net Assets:
     Beginning of period                                            381,108          409,408           332,034          414,958

     End of period                                                 $296,049        $ 381,108         $ 281,786        $ 332,034

Share Transactions:
     Issued                                                           3,564           10,690             2,614            1,558
     Reinvested                                                          96            1,298             2,806            1,066
     Redeemed                                                        (5,154)          (6,053)           (4,545)          (2,575)

Change in Shares                                                     (1,494)           5,935               875               49


                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                    Value Fund

                                                                   Class A Shares


                                             Year         Year         Year          Year           Year
                                            Ended        Ended        Ended         Ended          Ended
                                          October 31,  October 31,  October 31,  October 31,    October 31,
                                             2002         2001         2000          1999           1999

Net Asset Value,
   Beginning of Period                     $  12.93    $  18.06     $  18.84     $  18.81       $  17.07

Investment Activities
     Net investment income                     0.10        0.10         0.09         0.04           0.09
     Net realized and unrealized
       gain (loss) on investments             (2.04)      (2.58)        1.37         3.16           3.16

         Total from Investment
           Activities                         (1.94)      (2.48)        1.46         3.20           3.25

Distributions
     Net investment income                    (0.09)      (0.09)       (0.09)       (0.04)         (0.10)
     In excess of net investment
       income                                    --          --<F7>       --           --             --
     Net realized gains                       (1.25)      (2.56)       (2.15)       (3.13)         (1.41)

         Total Distributions                  (1.34)      (2.65)       (2.24)       (3.17)         (1.51)

Net Asset Value, End of Period             $   9.65    $  12.93     $  18.06     $  18.84       $  18.81

Total Return (excludes sales charge)         (17.21)%    (15.61)%       8.33%       20.02%         20.46%

Ratios/Supplemental Data:
Net Assets at end of period (000)          $319,613    $451,545     $564,111     $611,483       $517,313
Ratio of expenses to
   average net assets <F6>                     1.17%       1.15%        1.19%        1.40%          1.34%
Ratio of net investment income
   to average net assets <F6>                  0.84%       0.66%        0.49%        0.20%          0.54%
Ratio of expenses to
   average net assets<F1>                      1.20%       1.21%        1.24%        1.45%          1.46%
Ratio of net investment income
   to average net assets<F1>                   0.81%       0.60%        0.44%        0.15%          0.42%
Portfolio turnover <F5>                          40%         51%          34%          36%            40%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund do not exceed 2.00% until at least February 28, 2012.

<F7> Less than $0.01 per share





The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                  Value Fund

                                                Class G Shares

                                                              December 15,
                                         Year        Year         1999
                                        Ended       Ended       through
                                     October 31,  October 31,  October 31,
                                         2002        2001       2000<F2>

Net Asset Value,
   Beginning of Period                 $ 12.93     $ 18.06     $16.73

Investment Activities
     Net investment income                0.06        0.05       0.04
     Net realized and unrealized
       gain (loss) on investments        (2.04)      (2.57)      1.35

         Total from Investment
           Activities                    (1.98)      (2.52)      1.39

Distributions
     Net investment income               (0.06)      (0.05)     (0.06)
     In excess of net investment
       income                               --          --         --<F7>
     Net realized gains                  (1.25)      (2.56)        --

         Total Distributions             (1.31)      (2.61)     (0.06)

Net Asset Value, End of Period         $  9.64     $ 12.93     $18.06

Total Return (excludes sales charge)    (17.50)%    (15.87)%     8.34%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)      $10,777     $ 4,981     $2,923
Ratio of expenses to
   average net assets <F6>                1.50%       1.49%      1.44%<F4>
Ratio of net investment income
   to average net assets <F6>             0.57%       0.32%      0.14%<F4>
Ratio of expenses to
   average net assets<F1>                 1.91%       1.89%      2.27%<F4>
Ratio of net investment income
   to average net assets<F1>              0.16%      (0.08)%    (0.69)%<F4>
Portfolio turnover <F5>                     40%         51%        34%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund do not exceed 2.00% until at least February 28, 2012.

<F7> Less than $0.01 per share



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                     Diversified Stock Fund

                                                                         Class A Shares

                                               Year         Year             Year          Year           Year
                                              Ended         Ended            Ended        Ended           Ended
                                           October 31,   October 31,     October 31,    October 31,     October 31,
                                               2002         2001             2000          1999           1998<F2>

Net Asset Value, Beginning of Period      $  13.56      $    17.85       $  17.96       $  18.85       $  17.76

Investment Activities
     Net investment income (loss)             0.05            0.04           0.03           0.06           0.11
     Net realized and unrealized
       gain (loss) on investments            (2.22)          (1.87)          2.71           2.92           3.07

         Total from Investment
           Activities                        (2.17)          (1.83)          2.74           2.98           3.18

Distributions
     Net investment income                   (0.04)          (0.03)         (0.02)         (0.06)         (0.11)
     Net realized gains                      (0.41)          (2.43)         (2.83)         (3.81)         (1.98)

         Total Distributions                 (0.45)          (2.46)         (2.85)         (3.87)         (2.09)

Net Asset Value, End of Period            $  10.94      $    13.56       $  17.85       $  17.96       $  18.85

Total Return (excludes sales charge)        (16.76)%        (11.43)%        16.88%         19.39%         19.60%

Ratios/Supplemental Data:
Net Assets at end of period (000)         $905,116      $1,005,730       $993,383       $957,001       $993,158
Ratio of expenses to
   average net assets                         1.12%           1.09%          1.10%          1.06%          1.02%
Ratio of net investment income
   (loss) to average net assets               0.39%           0.28%          0.19%          0.34%          0.64%
Ratio of expenses to
   average net assets<F1>                     <F4>            1.11%          1.11%          1.10%          1.13%
Ratio of net investment income
   (loss) to average net assets<F1>           <F4>            0.26%          0.18%          0.30%          0.53%
Portfolio turnover <F3>                         85%             88%            94%            83%            84%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F4> There were no voluntary waivers during the period.




The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                       Diversified Stock Fund

                                                            Class B Shares

                                        Year         Year        Year        Year        Year
                                        Ended       Ended       Ended       Ended       Ended
                                     October 31, October 31, October 31,  October 31, October 31,
                                        2002         2001        2000        1999      1998<F2>

Net Asset Value, Beginning of Period   $ 12.89     $ 17.21     $ 17.55     $ 18.60     $ 17.62

Investment Activities
     Net investment income (loss)        (0.19)      (0.11)      (0.15)      (0.08)      (0.08)
     Net realized and unrealized
       gain (loss) on investments        (2.00)      (1.78)       2.64        2.84        3.04

         Total from Investment
           Activities                    (2.19)      (1.89)       2.49        2.76        2.96

Distributions
     Net investment income                  --          --          --          --          --
     Net realized gains                  (0.41)      (2.43)      (2.83)      (3.81)      (1.98)

         Total Distributions             (0.41)      (2.43)      (2.83)      (3.81)      (1.98)

Net Asset Value, End of Period         $ 10.29     $ 12.89     $ 17.21     $ 17.55     $ 18.60

Total Return (excludes sales charge)    (17.77)%    (12.31)%     15.63%      18.24%      18.34%

Ratios/Supplemental Data:
Net Assets at end of period (000)      $37,204     $54,749     $72,178     $71,122     $50,962
Ratio of expenses to
   average net assets                     2.35%       2.07%       2.20%       2.06%       2.08%
Ratio of net investment income
   (loss) to average net assets          (0.86)%     (0.70)%     (0.91)%     (0.68)%     (0.42)%
Ratio of expenses to
   average net assets<F1>                 <F4>        2.07%       2.21%       2.10%       2.18%
Ratio of net investment income
   (loss) to average net assets<F1>       <F4>       (0.70)%     (0.92)%     (0.72)%     (0.52)%
Portfolio turnover <F3>                     85%         88%         94%         83%         84%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F4> There were no voluntary waivers during the period.


                     See notes to financial statements.

                                      51




The Victory Portfolios                          Financial Highlights--continued

For a Share Outstanding Throughout Each Period


                                                                         Diversified Stock Fund

                                               Class C Shares                            Class G Shares

                                                  March 1,                                                            March 26,
                                                   2002            Year             Year            Year                1999
                                                  through          Ended            Ended           Ended              through
                                                 October 31,     October 31,      October 31,     October 31,        October 31,
                                                  2002<F2>          2002             2001            2000            1999<F2><F3>

Net Asset Value, Beginning of Period              $ 14.31         $  13.51         $  17.83         $  17.95        $  17.14

Investment Activities
     Net investment (loss)                             --<F4>        (0.01)           (0.02)           (0.01)          (0.01)
     Net realized and unrealized
       gains (losses) on investments                (3.40)           (2.23)           (1.87)            2.72            0.82

         Total from Investment Activities           (3.40)           (2.24)           (1.89)            2.71            0.81

Distributions
     Net investment income                          (0.01)              --<F4>           --<F4>           --<F4>          --
     Net realized gains                                --            (0.41)           (2.43)           (2.83)             --

         Total Distributions                        (0.01)           (0.41)           (2.43)           (2.83)             --

Net Asset Value, End of Period                    $ 10.90         $  10.86         $  13.51         $  17.83        $  17.95

Total Return (excludes sales charge)               (23.76)%<F5>     (17.30)%         (11.81)%          16.65%           4.73%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)                 $ 2,193         $158,742         $140,794         $136,831        $106,592
Ratio of expenses to
   average net assets <F7>                           1.90%<F6>        1.69%            1.51%            1.33%           1.35%<F6>
Ratio of net investment loss
   to average net assets <F7>                       (0.16)%<F6>      (0.16)%          (0.14)%          (0.05)%         (0.07)%<F6>
Ratio of expenses to
   average net assets<F1>                            2.25%<F6>        <F9>             1.51%            1.35%           1.38%<F6>
Ratio of net investment loss
   to average net assets<F1>                        (0.51)%<F6>       <F9>            (0.14)%          (0.07)%         (0.10)%<F6>
Portfolio turnover <F8>                                85%              85%              88%              94%             83%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Growth and Income Fund merged into the Victory Diversified Stock Fund.

<F4> Less than $0.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> Effective March 1, 2002, the Advisor agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund do not exceed 1.90%, until at least February 28, 2005 and 2.00% until at least February 28, 2012.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9> There were no voluntary waivers during the period.



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                  Stock Index Fund

                                                                    Class A Shares

                                              Year         Year         Year           Year         Year
                                             Ended        Ended        Ended          Ended        Ended
                                          October 31,  October 31,  October 31,    October 31,   October 31,
                                             2002         2001         2000           1999         1998<F2>

Net Asset Value, Beginning of Period     $  17.10      $  23.72      $  23.46      $  21.03      $  18.75

Investment Activities
     Net investment income                   0.14          0.14          0.21          0.28          0.37
     Net realized and unrealized
       gain (loss) on investments
       and futures transactions             (2.49)        (6.08)         1.05          4.47          3.37

         Total from Investment
           Activities                       (2.35)        (5.94)         1.26          4.75          3.74

Distributions
     Net investment income                  (0.14)        (0.14)        (0.22)        (0.29)        (0.36)
     Net realized gains                     (1.49)        (0.54)        (0.78)        (2.03)        (1.10)

         Total Distributions                (1.63)        (0.68)        (1.00)        (2.32)        (1.46)

Net Asset Value, End of Period           $  13.12      $  17.10      $  23.72      $  23.46      $  21.03

Total Return (excludes sales charge)       (15.75)%      (25.57)%        5.38%        24.91%        20.99%

Ratios/Supplemental Data:
Net Assets at end of period (000)        $338,588      $521,754      $854,203      $858,235      $627,147
Ratio of expenses to
   average net assets                        0.66%         0.62%         0.59%         0.58%         0.57%
Ratio of net investment income
   to average net assets                     0.90%         0.72%         0.87%         1.28%         1.83%
Ratio of expenses to
   average net assets<F1>                    0.81%         0.84%         0.81%         0.81%         0.84%
Ratio of net investment income
   to average net assets<F1>                 0.75%         0.50%         0.65%         1.05%         1.56%
Portfolio turnover <F6>                         8%           10%           11%            3%            8%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the Key Stock Index Fund merged into the
     Victory Stock Index Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                       Stock Index Fund

                                                                        Class G Shares

                                                                                   July 2,
                                          Year          Year           Year         1999
                                         Ended         Ended          Ended       through
                                       October 31,   October 31,   October 31,    October 31,
                                          2002          2001           2000       1999<F3>

Net Asset Value, Beginning of Period    $ 17.09       $ 23.72       $ 23.46        $23.96

Investment Activities
     Net investment income                 0.11          0.10          0.15          0.06
     Net realized and unrealized
       gain (loss) on investments
       and futures transactions           (2.49)        (6.09)         1.06         (0.50)

         Total from Investment
           Activities                     (2.38)        (5.99)         1.21         (0.44)

Distributions
     Net investment income                (0.10)        (0.10)        (0.17)        (0.06)
     Net realized gains                   (1.49)        (0.54)        (0.78)           --

         Total Distributions              (1.59)        (0.64)        (0.95)        (0.06)

Net Asset Value, End of Period          $ 13.12       $ 17.09       $ 23.72        $23.46

Total Return (excludes sales charge)     (15.88)%      (25.79)%        5.17%        (1.83)%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)       $18,868       $24,831       $28,537        $9,382
Ratio of expenses to
   average net assets                      0.86%         0.84%         0.82%         0.80%<F5>
Ratio of net investment income
   to average net assets                   0.70%         0.50%         0.59%         0.85%<F5>
Ratio of expenses to
   average net assets<F1>                  1.58%         1.31%         1.18%         1.02%<F5>
Ratio of net investment income
   to average net assets<F1>              (0.02)%        0.03%         0.23%         0.63%<F5>
Portfolio turnover <F6>                       8%           10%           11%            3%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the Key Stock Index Fund merged into the
     Victory Stock Index Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                     Growth Fund

                                                                    Class A Shares


                                          Year           Year           Year              Year          Year
                                          Ended          Ended          Ended            Ended         Ended
                                        October 31,   October 31,    October 31,       October 31,   October 31,
                                          2002           2001           2000              1999          1998

Net Asset Value,
   Beginning of Period                 $  17.00       $  24.83        $  24.71        $  21.62       $  18.01

Investment Activities
     Net investment income (loss)          0.01          (0.04)          (0.09)          (0.04)         (0.03)
     Net realized and unrealized
       gain (loss) on investments         (2.77)         (6.45)           1.44            4.90           4.88

         Total from Investment
           Activities                     (2.76)         (6.49)           1.35            4.86           4.85

Distributions
     Net investment income                (0.01)            --              --              --             --
     Tax return of capital                   --<F6>         --              --              --             --
     Net realized gains                   (0.08)         (1.34)          (1.23)          (1.77)         (1.24)

         Total Distributions              (0.09)         (1.34)          (1.23)          (1.77)         (1.24)

Net Asset Value, End of Period         $  14.15       $  17.00        $  24.83        $  24.71       $  21.62

Total Return (excludes sales charge)     (16.36)%       (27.47)%          5.52%          24.25%         28.59%

Ratios/Supplemental Data:
Net Assets at end of period (000)      $288,983       $373,901        $400,813        $417,417       $269,476
Ratio of expenses to
   average net assets                      1.21%          1.20%           1.22%           1.41%          1.35%
Ratio of net investment income
   (loss) to average net assets            0.06%         (0.21)%         (0.33)%         (0.21)%        (0.13)%
Ratio of expenses to
   average net assets<F1>                  1.23%          1.22%           1.25%           1.49%          1.49%
Ratio of net investment income
   (loss) to average net assets<F1>        0.04%         (0.23)%         (0.36)%         (0.29)%        (0.27)%
Portfolio turnover <F5>                      34%            50%             34%             33%            29%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Less than $0.01 per share.




The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period

                                                     Growth Fund

                                                    Class G Shares

                                        December 15,
                                           Year        Year          1999
                                          Ended       Ended         through
                                        October 31,  October 31,   October 31,
                                           2002        2001         2000<F2>

Net Asset Value,
   Beginning of Period                   $ 16.88      $24.77         $24.53

Investment Activities
     Net investment income (loss)          (0.04)      (0.09)         (0.09)
     Net realized and unrealized
       gain (loss) on investments          (2.77)      (6.46)          0.33

         Total from Investment
           Activities                      (2.81)      (6.55)          0.24

Distributions
     Net investment income                    --          --             --
     Tax return of capital                    --          --             --
     Net realized gains                    (0.08)      (1.34)            --

         Total Distributions               (0.08)      (1.34)            --

Net Asset Value, End of Period           $ 13.99      $16.88         $24.77

Total Return (excludes sales charge)      (16.77)%    (27.80)%         0.98%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)        $ 7,066      $7,207         $8,595
Ratio of expenses to
   average net assets                       1.50%       1.48%          1.45%<F4>
Ratio of net investment income
   (loss) to average net assets            (0.22)%     (0.49)%        (0.63)%<F4>
Ratio of expenses to
   average net assets<F1>                   2.47%       1.94%          1.76%<F4>
Ratio of net investment income
   (loss) to average net assets<F1>        (1.19)%     (0.95)%        (0.94)%<F4>
Portfolio turnover <F5>                       34%         50%            34%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Less than $0.01 per share.



                     See notes to financial statements.


The Victory Portfolios              Financial Highlights
For a Share Outstanding Throughout Each Period


                                               Established Value Fund

                                                  Class A Shares

                                                     May 5,
                                          Year       Year       2000
                                          Ended      Ended     through
                                       October 31,  October 31,  October 31,
                                          2002       2001     2000<F2>

Net Asset Value, Beginning of Period     $ 26.84    $ 33.65    $ 30.54

Investment Activities
     Net investment income                  0.16       0.17       0.07
     Net realized and unrealized gain
       (loss) on investments                0.07      (4.25)      3.11

         Total from Investment
           Activities                       0.23      (4.08)      3.18

Distributions
     Net investment income                 (0.17)     (0.18)     (0.06)
     In excess of net investment income       --         --      (0.01)
     Net realized gains                    (5.62)     (2.55)        --

         Total Distributions               (5.79)     (2.73)     (0.07)

Net Asset Value, End of Period           $ 21.28    $ 26.84    $ 33.65

Total Return (excludes sales charge)       (0.32)%   (13.07)%    10.44%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)        $35,586    $30,931    $15,005
Ratio of expenses to
   average net assets                       0.99%      0.99%      0.87%<F5>
Ratio of net investment income
   to average net assets                    0.66%      0.45%      0.43%<F5>
Ratio of expenses to
   average net assets<F1>                   1.06%      1.14%      1.46%<F5>
Ratio of net investment income
   to average net assets<F1>                0.59%      0.30%     (0.16)%<F5>
Portfolio turnover <F6>                       74%        58%        28%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective April 1, 1999, the Gradison Established Value Fund became the
     Victory Established Value Fund. Financial highlights prior to April 1, 1999 represent the Gradison Established Value Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no fee reductions during the period.




The Victory Portfolios              Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                   Established Value Fund

                                                                        Class G Shares

                                                                                 April 1,
                                             Year        Year         Year         1999           Year         Year
                                            Ended       Ended        Ended          to            Ended       Ended
                                         October 31,  October 31,  October 31,  October 31,     March 31,    March 31,
                                             2002        2001         2000       1999<F3>         1999         1998

Net Asset Value, Beginning of Period     $  26.80     $  33.63     $  34.31     $  31.34       $  33.94     $  28.83

Investment Activities
     Net investment income                   0.07         0.09         0.06         0.02           0.29         0.46
     Net realized and unrealized gain
       (loss) on investments                 0.07        (4.26)        3.43         2.98          (0.71)        7.70

         Total from Investment
           Activities                        0.14        (4.17)        3.49         3.00          (0.42)        8.16

Distributions
     Net investment income                  (0.08)       (0.11)       (0.06)       (0.03)         (0.30)       (0.48)
     In excess of net investment income        --           --        (0.01)          --             --           --
     Net realized gains                     (5.62)       (2.55)       (4.10)          --          (1.88)       (2.57)

         Total Distributions                (5.70)       (2.66)       (4.17)       (0.03)         (2.18)       (3.05)

Net Asset Value, End of Period           $  21.24     $  26.80     $  33.63     $  34.31       $  31.34     $  33.94

Total Return (excludes sales charge)        (0.67)%     (13.35)%      11.26%        9.59%<F4>     (1.01)%      29.67%

Ratios/Supplemental Data:
Net Assets at end of period (000)        $246,200     $301,103     $399,953     $469,288       $478,984     $567,255
Ratio of expenses to
   average net assets                        1.33%        1.19%        1.10%        1.10%<F5>      1.09%        1.10%
Ratio of net investment income
   to average net assets                     0.33%        0.32%        0.20%        0.03%<F5>      0.92%        1.44%
Ratio of expenses to
   average net assets<F1>                    1.46%        1.35%        1.26%        1.27%<F5>      <F7>         <F7>
Ratio of net investment income
   to average net assets<F1>                 0.20%        0.16%        0.04%       (0.14)%<F5>     <F7>         <F7>
Portfolio turnover <F6>                        74%          58%          28%          11%            37%          20%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective April 1, 1999, the Gradison Established Value Fund became the
     Victory Established Value Fund. Financial highlights prior to April 1, 1999 represent the Gradison Established Value Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no fee reductions during the period.



                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Special Value Fund                                             October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (5.7%)

General Electric Capital Corp.,
   1.90%, 11/1/02                        $  11,791   $  11,791

Total Commercial Paper (Cost $11,791)                   11,791

Common Stocks (89.8%)

Apparel (1.8%):
Jones Apparel Group, Inc. (b)              109,950       3,809

Automotive Parts (2.6%):
BorgWarner, Inc.                            40,900       1,840
Lear Corp. (b)                              41,100       1,502
Tower Automotive, Inc. (b)                 390,000       2,067

                                                         5,409

Banks (6.2%):
City National Corp.                         64,251       2,907
Greater Bay Bancorp                        182,017       2,774
Mercantile Bankshares Corp.                 76,400       2,975
North Fork Bancorporation, Inc.            105,100       4,042

                                                        12,698

Brokerage Services (0.4%):
A. G. Edwards, Inc.                         23,100         760

Building Materials (0.9%):
American Standard Cos., Inc. (b)            28,300       1,888

Chemicals (3.2%):
Lubrizol Corp.                              67,900       1,969
Minerals Technologies, Inc.                 55,400       2,433
RPM, Inc.                                  151,400       2,280

                                                         6,682

Commercial Services (0.5%):
Plexus Corp. (b)                           101,508       1,089

Computers-- Integrated Systems (1.3%):
Diebold, Inc.                               77,102       2,749

Consulting Services (0.9%):
BearingPoint, Inc. (b)                     225,000       1,755

Electronic & Electrical-- General (1.0%):
Vishay Intertechnology, Inc. (b)           194,662       2,005

Electronics (1.7%):
Mettler-Toledo International, Inc. (b)      72,075       2,158
Parker-Hannifin Corp.                       32,100       1,401

                                                         3,559

Entertainment (0.7%):
Brunswick Corp.                             69,000       1,420

Financial & Insurance (5.6%):
AMBAC Financial Group, Inc.                 70,168       4,336
Fidelity National Financial, Inc.           80,325       2,426
PMI Group, Inc.                            162,348       4,838

                                                        11,600

Security Description                        Shares       Value

Food Processing & Packaging (3.0%):
McCormick & Co., Inc. (non voting)         163,300  $    3,632
Sensient Technologies Corp.                105,700       2,574

                                                         6,206

Forest Products -- Lumber & Paper (1.2%):
Bowater, Inc.                               70,300       2,382

Health Care (5.8%):
Health Management Associates, Inc.,
   Class A (b)                             171,849       3,286
Omnicare, Inc.                             210,548       4,575
Steris Corp. (b)                           152,499       4,046

                                                        11,907

Home Furnishings (1.2%):
Furniture Brands International, Inc. (b) 111,540         2,522

Instruments-- Scientific (0.7%):
Waters Corp. (b)                            54,000       1,360

Insurance -- Multi-Line (4.4%):
Horace Mann Educators Corp.                171,840       2,579
Principal Financial Group (b)               70,799       1,986
Protective Life Corp.                      160,484       4,587

                                                         9,152

Insurance -- Property,
   Casualty, Health (0.2%):
Platinum Underwriters Holdings Ltd. (b)     15,000         377

Manufacturing-- Miscellaneous (1.3%):
Pentair, Inc.                               81,056       2,678

Medical Equipment & Supplies (2.1%):
Dentsply International, Inc.               117,000       4,320

Metals-- Fabrication (1.9%):
Kennametal, Inc.                            75,505       2,353
Worthington Industries, Inc.                88,000       1,658

                                                         4,011

Newspapers (2.4%):
A.H. Belo Corp.                            216,800       5,008

Office Equipment & Supplies (1.2%):
Herman Miller, Inc.                        138,600       2,502

Oil & Gas Exploration,
   Production & Services (6.8%):
Apache Corp.                                55,760       3,013
BJ Services Co. (b)                         95,698       2,903
Cooper Cameron Corp. (b)                    42,895       2,000
Noble Energy, Inc.                          98,000       3,565
Transocean Sedco Forex, Inc.               103,618       2,278

                                                        13,759

Oil Marketing & Refining (1.9%):
Valero Energy Corp.                        113,466       3,995

Pipelines (1.7%):
Questar Corp.                              138,900       3,584

Radio (1.2%):
Westwood One, Inc. (b)                      66,000       2,396


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Special Value Fund                                             October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Railroads (1.2%):
Norfolk Southern Corp.                     121,450  $    2,453

Real Estate Investment Trusts (2.5%):
Duke Realty Corp.                          135,000       3,280
Simon Property Group, Inc.                  56,600       1,933

                                                         5,213

Restaurants (2.3%):
Brinker International, Inc. (b)            170,530       4,841

Retail-- Apparel/Shoe (2.0%):
Abercrombie & Fitch Co. (b)                 90,900       1,620
Talbots, Inc.                               88,500       2,453

                                                         4,073

Semiconductors (2.7%):
Integrated Device Technology, Inc. (b)     175,250       1,731
International Rectifier Corp. (b)          120,200       2,076
LSI Logic Corp. (b)                        285,725       1,686

                                                         5,493

Software & Computer Services (2.9%):
BMC Software, Inc. (b)                     157,375       2,509
Jack Henry & Associates, Inc.              140,000       1,439
MTC Technologies, Inc. (b)                  42,400       1,038
Veridian Corp. (b)                          41,685         999

                                                         5,985

Staffing (1.1%):
Manpower, Inc.                              64,500       2,199

Steel (1.0%):
AK Steel Holding Corp. (b)                 287,800       2,084

Telecommunications -- Equipment (2.3%):
ADC Telecommunications, Inc. (b)           950,000       1,501
Harris Corp.                               119,600       3,155

                                                         4,656

Tools & Hardware Manufacturing (0.7%):
Snap-on, Inc.                               56,300       1,467

Trucking & Leasing (0.7%):
CNF Transportation, Inc.                    44,714       1,439

Utilities -- Electric (4.2%):
Cinergy Corp.                              120,400       3,746
DPL, Inc.                                   88,951       1,228
SCANA Corp.                                129,358       3,774

                                                         8,748

Utilities -- Natural Gas (2.4%):
KeySpan Corp.                              134,750       4,922

Total Common Stocks (Cost $180,680)                    185,155


Security Description                      Shares       Value

Depositary Receipts (2.7%)

Biotech Holders Trust                       39,000  $    3,354
Midcap Spyder Trust Series 1                28,000       2,173

Total Depositary Receipts (Cost $7,099)                  5,527

Mutual Funds (1.4%)

i Shares S&P 400 MidCap BARRA
   Value Index Fund                         37,300       2,923

Total Mutual Funds (Cost $3,167)                         2,923

Total Investments (Cost $202,737) (a)-- 99.6%          205,396

Other assets in excess of liabilities-- 0.4%               797

NET ASSETS-- 100.0%                                   $206,193

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $ 22,984

     Unrealized depreciation                           (20,325)

     Net unrealized appreciation                     $   2,659

(b)  Non-income producing securities

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Small Company Opportunity Fund                                 October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (6.0%)

American General Financial Corp.,
   1.85%, 11/1/02                       $    3,000  $    3,000
General Electric Capital Corp.,
   1.90%, 11/1/02                            3,838       3,838

Total Commercial Paper (Cost $6,838)                     6,838

Common Stocks (94.0%)

Aerospace/Defense Equipment (1.8%):
Curtiss-Wright Corp.                        18,725       1,158
Triumph Group, Inc. (b)                     37,950         934

                                                         2,092

Apparel (1.7%):
Phillips-Van Heusen Corp.                  140,350       1,898

Apparel/Footwear (1.5%):
Timberland Co. (b)                          53,000       1,684

Automotive (1.1%):
Dura Automotive Systems, Inc. (b)           51,000         432
Group 1 Automotive, Inc. (b)                36,350         768

                                                         1,200

Automotive Parts (0.8%):
BorgWarner, Inc.                            21,100         949

Banks (10.0%):
Chemical Financial Corp.                    26,530         710
Chittenden Corp.                            67,300       1,841
Irwin Financial Corp.                       52,100         755
Mercantile Bankshares Corp.                 35,400       1,378
National Penn Bancshares, Inc.              37,350       1,013
R&G Financial Corp.                         93,150       2,225
Sandy Spring Bancorp, Inc.                  39,750       1,267
Sterling Bancshares, Inc.                   47,700         585
Texas Regional Bancshares, Inc.             20,700         682
UMB Financial Corp.                         27,600       1,078

                                                        11,534

Biotechnology (1.0%):
Bio-Rad Laboratories, Inc., Class A (b)     28,001       1,193

Building Materials (4.4%):
ABM Industries, Inc.                       123,500       1,815
Genlyte Group, Inc. (b)                     43,600       1,628
Universal Forest Products, Inc.             85,700       1,531

                                                         4,974

Chemicals (2.7%):
Quaker Chemical Corp.                       77,000       1,652
Spartech Corp.                              76,900       1,403

                                                         3,055

Computers & Peripherals (2.5%):
Avocent Corp. (b)                           62,400       1,248
Imation Corp. (b)                           40,300       1,649

                                                         2,897

Construction (1.6%):
EMCOR Group, Inc. (b)                       37,600       1,828


Security Description                      Shares       Value

Consulting Services (1.2%):
Maximus, Inc. (b)                           67,450  $    1,375

Consumer Products (1.5%):
American Greetings Corp., Class A          112,150       1,687

Distribution/Wholesale (2.2%):
Advanced Marketing Services, Inc.           39,200         684
United Stationers, Inc. (b)                 60,200       1,790

                                                         2,474

Electrical Equipment (0.5%):
Franklin Electric Co., Inc.                 12,100         532

Electronics (2.7%):
Benchmark Electronics, Inc. (b)             50,100       1,116
C&D Technologies, Inc.                      52,000         829
Methode Electronics, Inc., Class A          62,900         578
Technitrol, Inc.                            42,000         614

                                                         3,137

Food Distributors, Supermarkets
   & Wholesalers (1.0%):
Ruddick Corp.                               73,100       1,095

Food Processing & Packaging (2.3%):
Interstate Bakeries Corp.                   44,500       1,108
J & J Snack Foods Corp. (b)                 39,900       1,477

                                                         2,585

Forest Products --
   Lumber & Paper (0.4%):
Chesapeake Corp.                            28,700         439

Health Care (3.6%):
Coventry Health Care, Inc. (b)              52,100       1,744
Sunrise Assisted Living, Inc. (b)           40,500         842
Universal Health Services, Inc. (b)         31,750       1,539

                                                         4,125

Home Building (0.9%):
Meritage Corp. (b)                          26,300       1,052

Insurance (6.4%):
Alfa Corp.                                 147,300       1,812
Delphi Financial Group, Inc.                46,650       1,808
Philadelphia Consolidated Holding
   Corp. (b)                                15,450         518
State Auto Financial Corp.                  94,858       1,511
Triad Guaranty, Inc. (b)                    49,900       1,829

                                                         7,478

Machine -- Diversified (2.6%):
Briggs & Stratton Corp.                     33,800       1,300
Thomas Industries, Inc.                     60,000       1,727

                                                         3,027

Medical Equipment & Supplies (1.0%):
PolyMedica Corp. (b)                        40,100       1,127

Metals-- Fabrication (2.0%):
CIRCOR International, Inc.                  76,200       1,055
Mueller Industries, Inc. (b)                45,600       1,220

                                                         2,275

                     See notes to financial statements.

THE  VICTORY PORTFOLIOS                     Schedules of Investments--continued
Small Company Opportunity Fund                                 October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Networking Products (1.2%):
Anixter International, Inc. (b)             60,500  $    1,396

Office Equipment & Supplies (3.3%):
Global Imaging Systems, Inc. (b)            72,100       1,326
John H. Harland Co.                         48,700         933
New England Business Service, Inc.          68,750       1,548

                                                         3,807

Oil & Gas Exploration,
   Production & Services (1.6%):
Patina Oil & Gas Corp.                      61,300       1,787

Oil Marketing & Refining (1.2%):
Frontier Oil Corp.                          91,250       1,370

Oilfield Services & Equipment (1.0%):
Lufkin Industries, Inc.                     44,350       1,138

Pharmaceuticals (1.2%):
Medicis Pharmaceutical Corp.,
   Class A (b)                              28,800       1,322

Real Estate Investment Trusts (5.4%):
Bedford Property Investors, Inc.            62,200       1,549
Brandywine Realty Trust                     40,200         804
Mid-Atlantic Realty Trust                   58,400         961
The Mills Corp.                             30,500         846
Parkway Properties, Inc.                    37,150       1,245
PS Business Parks, Inc.                     26,301         833

                                                         6,238

Restaurants (1.5%):
Papa John's International, Inc. (b)         64,000       1,666

Retail-- Department Stores (0.8%):
Stage Stores, Inc. (b)                      40,000         864

Rubber & Rubber Products (0.7%):
Bandag, Inc.                                20,000         765

Savings & Loans (7.7%):
Downey Financial Corp.                      19,000         735
FirstFed Financial Corp. (b)                47,550       1,289
Flagstar Bancorp, Inc.                      87,950       1,693
ITLA Capital Corp. (b)                      63,500       1,942
PFF Bancorp, Inc.                           60,000       1,849
Roslyn Bancorp, Inc.                        82,400       1,364

                                                         8,872

Security Description                      Shares       Value

Software & Computer Services (3.7%):
Inter-Tel, Inc.                             83,050  $    2,245
SERENA Software, Inc. (b)                   30,275         483
Syntel, Inc. (b)                            81,600       1,498

                                                         4,226

Steel Producers (0.9%):
Reliance Steel & Aluminum Co.               48,700       1,020

Telecommunications (1.0%):
Commonwealth Telephone Enterprises,
   Inc. (b)                                 30,000       1,108

Telecommunications-- Equipment (0.6%):
Tollgrade Communications, Inc. (b)          64,800         685

Trucking & Leasing (1.4%):
Landstar System, Inc. (b)                   32,800       1,599

Utilities-- Electric (0.6%):
Cleco Corp.                                 46,500         649

Utilities -- Natural Gas (2.8%):
Cascade Natural Gas Corp.                   89,400       1,725
Energen Corp.                               53,950       1,505

                                                         3,230

Total Common Stocks (Cost $95,641)                     107,454

Total Investments (Cost $102,479) (a)-- 100.0%         114,292

Liabilities in excess of other assets-- 0.0%              (42)

NET ASSETS-- 100.0%                                   $114,250


(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $16,880

     Unrealized depreciation                            (5,067)

     Net unrealized appreciation                       $11,813

(b)  Non-income producing securities.

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
International Fund                                             October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Common Stocks (97.4%)

Australia (2.3%):
Commercial Services (0.9%):
Mayne Group Ltd.                           262,480   $     524

Mining (1.4%):
BHP Billiton Ltd.                          161,634         870

Total Australia                                          1,394

Brazil (1.0%):
Commercial Banking (0.1%):
Unibanco, GDR                                9,500          86

Mining (0.9%):
Compenhia Vale do Rio Doce, ADR             20,230         516

Total Brazil                                               602

Britain (19.1%):
Advertising (0.4%):
WPP Group PLC                               36,000         244

Aerospace/Defense (1.1%):
BAE Systems PLC                            222,600         649

Banks (3.0%):
Abbey National PLC                          78,650         812
Lloyds TSB Group PLC                       110,890         954

                                                         1,766

Building Materials (0.8%):
Hanson PLC                                 112,000         508

Chemicals-- Diversified (0.5%):
Imperial Chemical Industries PLC            79,400         312

Food Distributors, Supermarkets
   & Wholesalers (1.6%):
J Sainsbury PLC                            217,800         963

Manufacturing (1.8%):
Unilever PLC                               107,000       1,057

Manufacturing -- Diversified (1.5%):
Invensys PLC                               280,000         280
Smiths Group PLC                            52,400         602

                                                           882

Medical Products (1.4%):
Amersham PLC                                91,000         821

Oil-Integrated Companies (1.4%):
Shell Transport &Trading Co. PLC           129,400         832

Pharmaceuticals (1.4%):
Shire Pharmaceuticals Group PLC (b)        106,430         858

Publishing (1.0%):
United Business Media PLC                  152,290         610

Retail (1.4%):
Marks & Spencer Group PLC                  140,300         821

Safety Products (1.0%):
Kidde PLC                                  558,480         585

Telecommunications (0.8%):
Cable & Wireless PLC                       208,670         483

Total Britain                                           11,391


Security Description                        Shares       Value

Canada (5.1%):
Aluminum (0.7%):
Alcan, Inc.                                 14,000   $     392

Electronic & Electrical-- General (0.6%):
Celestica, Inc. (b)                         27,000         371

Mining (1.0%):
Barrick Gold Corp.                          41,200         617

Oil-Integrated Companies (1.2%):
Husky Energy, Inc.                          71,640         729

Telecommunications (1.6%):
BCE, Inc.                                   53,910         930

Total Canada                                             3,039

Cayman Islands (2.6%):
Insurance (2.6%):
ACE Ltd.                                    23,310         717
XL Capital Ltd.-- A Shares                  10,780         821

Total Cayman Islands                                     1,538

Chile (0.5%):
Utilities -- Telecommunications (0.5%):
Compania de Telecomunicaciones
   de Chile SA, ADR                         34,600         301

Total Chile                                                301

Finland (3.9%):
Oil-Integrated Companies (1.3%):
Fortum Oyj                                 126,600         759

Paper and Forest Products (2.6%):
Stora Enso Oyj-- R Shares                   72,290         753
UPM-Kymmene Oyj                             24,720         802

                                                         1,555

Total Finland                                            2,314

France (8.7%):
Aluminum (0.8%):
Pechiney SA-- A Shares                      16,320         504

Automotive (1.1%):
Valeo SA                                    22,700         669

Banks (1.3%):
Banque Nationale de Paris                   20,000         797

Insurance (1.1%):
Axa                                         45,580         680

Machinery (0.3%):
Alstom                                      36,000         188

Oil & Gas Exploration,
   Production & Services (1.5%):
Total Fina SA, Class B                       6,157         848

Pharmaceuticals (1.7%):
Aventis SA                                  16,240         972

Rubber -- Tires (0.9%):
Compagnie Generale des
   Etablissements Michelin                  19,400   $     564

Total France                                             5,222


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
International Fund                                             October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Germany (7.7%):
Automotive (1.3%):
Volkswagen AG                               21,110         798

Chemicals-- Diversified (2.3%):
BASF AG                                     19,600         729
Bayer AG                                    30,450         582

                                                         1,311

Financial Services (0.9%):
Muenchener Rueckver AG                       4,300         554

Software & Computer Services (0.7%):
SAP AG, ADR                                 23,400         448

Transportation (1.0%):
Deutsche Post AG                            58,140         584

Utilities-- Electric (1.5%):
E.ON AG                                     19,900         901

Total Germany                                            4,596

Hong Kong (5.0%):
Banks (1.3%):
HSBC Holdings                               79,200         873

Diversified (1.2%):
Hutchison Whampoa Ltd.                     118,000         726

Electric Integrated (0.7%):
Hongkong Electric Holdings Ltd.             97,500         396

Real Estate (1.5%):
Cheung Kong Holdings Ltd.                  135,000         896

Telecommunications (0.3%):
China Mobile Ltd. (b)                       73,000         179

Total Hong Kong                                          3,070

Israel (0.6%):
Internet Security (0.6%):
Check Point Software
   Technologies Ltd. (b)                    24,500         338

Total Israel                                               338

Italy (2.5%):
Banks (0.8%):
Sanpaolo IMI SPA                            80,200         500

Oil-Integrated Companies (1.7%):
ENI SPA                                     71,000         986

Total Italy                                              1,486

Japan (11.6%):
Automotive (1.5%):
Denso Corp.                                 57,800         921

Brokerage Services (0.8%):
Nomura Securities Co. Ltd.                  41,000         472


Security Description                      Shares       Value

Electronic & Electrical -- General (2.3%):
Hitachi Ltd.                               148,000   $     579
NEC Corp.                                  108,000         397
Sony Corp.                                  10,500         452

                                                         1,428

Insurance (1.5%):
Sompo Japan Insurance, Inc.                168,000         878

Pharmaceuticals (1.3%):
Ono Pharmaceutical Co. Ltd.                 25,000         788

Railroads (1.4%):
East Japan Railway Co.                         179         815

Transportation (1.4%):
Nippon Express Co. Ltd.                    211,000         861

Utilities -- Telecommunications (1.4%):
Nippon Telegraph & Telephone Corp.             227         832

Total Japan                                              6,995

Korea (1.7%):
Banks (0.5%):
Kookmin Bank, ADR                            8,634         279

Utilities-- Telecommunications (1.2%):
KT Corp., ADR                               34,850         716

Total Korea                                                995

Mexico (1.4%):
Utilities -- Telecommunications (1.4%):
Telefonos de Mexico SA, ADR                 26,790         817

Total Mexico                                               817

Netherlands (6.2%):
Chemicals -- Diversified (1.3%):
Akzo Nobel NV                               25,279         756

Diversified Operations (0.9%):
IHC Caland NV                               12,600         559

Electronic & Electrical -- General (1.5%):
Philips Electronics NV                      50,450         904

Financial Services (1.1%):
ING Groep N.V.                              38,330         641

Publishing (1.4%):
Wolters Kluwer NV                           48,750         855

Total Netherlands                                        3,715

New Zealand (1.7%):
Telecommunications (1.7%):
Telecom Corp. of New Zealand Ltd.          415,420       1,022

Total New Zealand                                        1,022

Singapore (0.8%):
Banks (0.8%):
DBS Group Holdings Ltd.                     65,000         456

Total Singapore                                            456

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
International Fund                                             October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

South Korea (1.8%):
Electronic & Electrical -- General (1.8%):
Samsung Electronics, GDR                     3,880   $     554
Samsung Electronics, GDR                     3,810         544

Total South Korea                                        1,098

Spain (4.8%):
Oil-Integrated Companies (1.2%):
Repsol YPF SA, ADR                          64,100         709

Utilities-- Electric (2.3%):
Endesa SA, ADR                              60,080         616
Iberdrola SA                                68,020         808

                                                         1,424

Utilities -- Telecommunications (1.3%):
Telefonica SA, ADR (b)                      27,100         766

Total Spain                                              2,899

Sweden (2.5%):
Automotive (1.2%):
Volvo AB, B Shares                          48,780         735

Banks (1.3%):
Nordea AB                                  190,550         771

Total Sweden                                             1,506

Switzerland (5.9%):
Banks (1.2%):
UBS AG, Registered (b)                      15,100         720

Chemical-- Specialty (0.7%):
Clariant AG                                 26,300         414

Food Processing & Packaging (1.1%):
Nestle SA, Registered                        3,210         688

Insurance (1.6%):
Swiss Re                                    13,460         935

Machinery (1.3%):
Atlas Copco AB, A Shares                    38,000         796

Total Switzerland                                        3,553

Total Common Stocks (Cost $68,293)                      58,347


                                        Principal
Security Description                      Amount       Value

Time Deposit (2.3%)

Deutsche Bank,
   1.81%, 11/1/02                       $    1,350    $  1,350

Total Time Deposit (Cost $1,350)                         1,350

Total Investments (Cost $69,643) (a)-- 99.7%            59,697

Other assets in excess of liabilities-- 0.3%               152

NET ASSETS-- 100.0%                                    $59,849

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                         $   1,530

     Unrealized depreciation                           (11,476)

     Net unrealized depreciation                     $  (9,946)

(b)  Non-income producing securities.

Securities in this portfolio may be restricted as to resale to institutional investors only, in accordance with the Securities Act of 1933.

ADR -- American Depositary Receipts

GDR -- Global Depositary Receipts

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Nasdaq-100 Index(R) Fund                                       October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (13.5%)

General Electric Capital Corp.,
   1.90%, 11/1/02                         $  1,524    $  1,524

Total Commercial Paper (Cost $1,524)                     1,524

Common Stocks (77.4%)

Automotive (0.6%):
PACCAR, Inc.                                 1,574          69

Biotechnology (8.6%):
Abgenix, Inc. (b)                            1,006           7
Amgen, Inc. (b)                              7,222         335
Biogen, Inc. (b)                             2,212          81
Chiron Corp. (b)                             3,204         127
Genzyme Corp. (b)                            3,257          91
Gilead Sciences, Inc. (b)                    2,338          81
Human Genome Sciences, Inc. (b)              1,551          15
IDEC Pharmaceuticals Corp. (b)               2,012          93
ImClone Systems, Inc. (b)                      913           7
Invitrogen Corp. (b)                           605          17
MedImmune, Inc. (b)                          3,254          83
Millennium Pharmaceuticals, Inc. (b)         3,781          28
Protein Design Labs, Inc. (b)                1,037           9

                                                           974

Chemicals -- General (0.3%):
Sigma-Aldrich Corp.                            853          39

Commercial Services (3.0%):
Cintas Corp.                                 2,474         117
Concord EFS, Inc. (b)                        7,016         100
Paychex, Inc.                                4,324         125

                                                           342

Computers & Peripherals (7.7%):
Apple Computer, Inc. (b)                     6,068          98
Cisco Systems, Inc. (b)                     31,687         354
Dell Computer Corp. (b)                     11,570         331
Network Appliance, Inc. (b)                  4,265          38
Sun Microsystems, Inc. (b)                  17,118          51

                                                           872

Distribution/Wholesale (0.9%):
Costco Wholesale Corp. (b)                   2,904          99

E-Commerce and Services (0.2%):
TMP Worldwide, Inc. (b)                      1,452          22

Electronic & Electrical -- General (0.7%):
Flextronics International Ltd. (b)           6,795          57
Gemstar-TV Guide International, Inc. (b)                 5,271         19

                                                            76

Electronics (0.8%):
JDS Uniphase Corp. (b)                      17,378          39
Molex, Inc.                                  1,184          31
Sanmina Corp. (b)                            6,788          21
                                                            91

Security Description                      Shares       Value

Forest Products --
   Lumber & Paper (0.3%):
Smurfit-Stone Container Corp. (b)            2,907  $       38

Health Care (0.8%):
Express Scripts, Inc., Class A (b)             852          47
Lincare Holdings, Inc. (b)                   1,243          42

                                                            89

Health Care Products (0.1%):
Cytyc Corp. (b)                              1,572          16

Internet Business Services (1.8%):
BEA Systems, Inc. (b)                        4,561          37
eBay, Inc. (b)                               2,708         171

                                                           208

Internet Service Provider (0.5%):
Yahoo, Inc. (b)                              3,499          52

Internet Services/Software (1.4%):
Amazon.com, Inc. (b)                         3,062          59
Symantec Corp. (b)                           1,808          72
VeriSign, Inc. (b)                           2,705          22

                                                           153

Medical Supplies (1.1%):
Biomet, Inc.                                 4,297         127

Networking Products (0.2%):
Juniper Networks, Inc. (b)                   2,950          17

Office Equipment & Supplies
   (Non-Computer Related) (0.5%):
Staples, Inc. (b)                            3,821          59

Pharmaceuticals (0.6%):
Andrx Corp. (b)                                845          13
Cephalon, Inc. (b)                             611          31
ICOS Corp. (b)                                 729          18
Sepracor, Inc. (b)                           1,027           9

                                                            71

Radio & Television (2.3%):
Charter Communications, Inc. (b)             3,708           4
Comcast Corp.,
   Class A Special Shares (b)                5,445         125
USA Networks, Inc. (b)                       5,310         135

                                                           264

Restaurants (1.4%):
Starbucks Corp. (b)                          6,546         156

Retail-- Discount (0.3%):
Dollar Tree Stores, Inc. (b)                 1,331          35

Retail -- Specialty Stores (2.0%):
Bed Bath & Beyond, Inc. (b)                  4,761         169
CDW Computer Centers, Inc. (b)               1,061          56

                                                           225

Schools & Educational Services (0.8%):
Apollo Group, Inc. (b)                       2,127          88


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Nasdaq-100 Index(R) Fund                                       October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Semiconductors (13.3%):
Altera Corp. (b)                             6,512  $       76
Applied Materials, Inc. (b)                 10,331         155
Applied Micro Circuits Corp. (b)             4,234          17
Atmel Corp. (b)                              4,244           7
Broadcom Corp. (b)                           2,224          27
Conexant Systems, Inc. (b)                   3,536           4
Integrated Device Technology, Inc. (b)       1,190          12
Intel Corp.                                 28,291         488
KLA-Tencor Corp. (b)                         2,778          99
Linear Technology Corp.                      5,142         142
Maxim Integrated Products, Inc. (b)          5,485         175
Microchip Technology, Inc. (b)               2,035          50
Novellus Systems, Inc. (b)                   1,773          56
NVIDIA Corp. (b)                             1,996          24
PMC-Sierra, Inc. (b)                         2,236          11
QLogic Corp. (b)                             1,154          40
RF Micro Devices, Inc. (b)                   2,325          20
Vitesse Semiconductor Corp. (b)              2,639           5
Xilinx, Inc. (b)                             5,428         103

                                                         1,511

Software & Computer Services (20.4%):
Adobe Systems, Inc.                          2,852          67
Brocade Communications
   Systems, Inc. (b)                         2,889          20
Check Point Software
   Technologies Ltd. (b)                     2,908          40
Citrix Systems, Inc. (b)                     2,520          19
Compuware Corp. (b)                          2,811          14
Electronic Arts, Inc. (b)                    1,702         111
Fiserv, Inc. (b)                             2,916          91
i2 Technologies, Inc. (b)                    5,621           4
Intuit, Inc. (b)                             3,231         168
Mercury Interactive Corp. (b)                1,084          29
Microsoft Corp. (b)                         22,440       1,199
Oracle Corp. (b)                            27,209         277
Peoplesoft, Inc. (b)                         5,347          97
Rational Software Corp. (b)                  2,447          16
Siebel Systems, Inc. (b)                     6,786          51
Synopsys, Inc. (b)                             853          32
VERITAS Software Corp. (b)                   5,086          78

                                                         2,313

Telecommunications -- Satellite (1.0%):
EchoStar Communications Corp.,
   Class A (b)                               3,031          62
PanAmSat Corp. (b)                           2,450          48

                                                           110

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Telecommunications -- Equipment (4.1%):
ADC Telecommunications, Inc. (b)            12,053  $       19
Comverse Technology, Inc. (b)                2,354          17
LM Ericsson Telephone
   Company, ADR (b)                          1,734          14
QUALCOMM, Inc. (b)                          11,362         392
Tellabs, Inc. (b)                            2,843          22

                                                           464

Telecommunications --
   Services & Equipment (0.2%):
CIENA Corp. (b)                              6,212          23

Wireless Communications (1.5%):
Nextel Communications, Inc., Class A (b)    15,346         173

Total Common Stocks (Cost $10,933)                       8,776

Depositary Receipts (0.2%)

Nasdaq-100 Shares (b)                          886          22

Total Depositary Receipts (Cost $34)                        22

U.S. Treasury Bills (8.8%)

1.60% 12/19/02 (c)                        $  1,000         998

Total U.S. Treasury Bills (Cost $998)                      998

Total Investments (Cost $13,489) (a)-- 99.9%            11,320

Other assets in excess of liabilities-- 0.1%                 7

NET ASSETS-- 100.0%                                    $11,327

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $    646

     Unrealized depreciation                            (2,815)

     Net unrealized depreciation                       $(2,169)

(b)  Non-income producing securities.

(c)  Serves as collateral for futures contracts.

ADR -- American Depositary Receipts

                                           Number of
                                           Contracts    Value

Futures Contracts
Nasdaq-100 Index,
   face amount $2,134,
   expiring December 20, 2002                   24      $2,380

Total Futures (Cost $2,134)                             $2,380


                     See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                                        Small                             Nasdaq-
                                                                       Special         Company                              100
                                                                        Value       Opportunity      International        Index(R)
                                                                        Fund            Fund             Fund              Fund

ASSETS:
Investments, at value (Cost $202,737; $102,479; $69,643; $13,489)      $205,396        $114,292        $ 59,697          $11,320
Collateral received for securities on loan                               55,435          27,422              --               --
Cash                                                                         10              10              13               10
Interest and dividends receivable                                           176              97              58                1
Receivable from brokers for investments sold                              2,880              --              --               --
Receivable from distributor                                                   4               2               8               16
Net receivable for variation margin on open futures contracts                --              --              --                1
Reclaims receivable                                                          --              --             210               --
Prepaid expenses and other assets                                            15              66              17                4

         Total Assets                                                   263,916         141,889          60,003           11,352

LIABILITIES:
Payable to brokers for investments purchased                              2,051              --              --               --
Payable for return of collateral received                                55,435          27,422              --               --
Accrued expenses and other payables
     Investment advisory fees                                               127              59              70               --
     Administration fees                                                      2              --               1               --
     Custodian fees                                                          12               5              43                9
     Accounting fees                                                          1               9              --               --
     Transfer agent fees                                                     10              44              33               11
     Shareholder service fees-- Class A                                      44               4              --               --
     Shareholder service fees and 12b-1 fees-- Class G                        1              90               5                1
     Other                                                                   40               6               2                4

         Total Liabilities                                               57,723          27,639             154               25

Net Assets:
Capital                                                                 209,256         103,460         107,285           27,260
Accumulated net investment income                                            72              --              --               --
Net unrealized appreciation (depreciation)
   from investments and futures                                           2,659          11,813         (12,824)          (1,923)
Net unrealized appreciation from translation
   of assets and liabilities in foreign currencies                           --              --           2,894               --
Accumulated undistributed net realized losses from
   investments, futures and foreign currency transactions                (5,794)         (1,023)        (37,506)         (14,010)

         Net Assets                                                    $206,193        $114,250        $ 59,849          $11,327

Net Assets
     Class A                                                           $204,547        $ 43,769        $ 47,331          $ 7,085
     Class C                                                                 --              --              --              203
     Class G                                                              1,646          70,481          12,518            4,039

         Total                                                         $206,193        $114,250        $ 59,849          $11,327

Outstanding units of beneficial interest (shares)
     Class A                                                             17,878           2,085           6,609            2,535
     Class C                                                                 --              --              --               73
     Class G                                                                145           3,393           1,767            1,448

         Total                                                           18,023           5,478           8,376            4,056

Net Asset Value
     Redemption price per share-- Class A                              $  11.44        $  20.99        $   7.16          $  2.79
     Offering and redemption price per share-- Class C                       --              --              --          $  2.79
     Offering and redemption price per share-- Class G                 $  11.37        $  20.77        $   7.08          $  2.79

Maximum sales charge-- Class A                                             5.75%           5.75%           5.75%            5.75%

Maximum offering price per share
   (100%/(100%-maximum sales charge) of net
   asset value adjusted to nearest cent)-- Class A                     $  12.14        $  22.27        $   7.60          $  2.96



                     See notes to financial statements.


Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2002

(Amounts in Thousands)


                                                                                           Small                          Nasdaq-
                                                                          Special         Company                           100
                                                                           Value        Opportunity   International       Index(R)
                                                                           Fund            Fund           Fund             Fund

Investment Income:
Interest income                                                          $   161        $     87        $     57          $    45
Dividend income                                                            2,961           1,585           1,447                8
Foreign tax withholding                                                       --              (1)           (167)              --
Income from securities lending                                                63             109              --               --

     Total Income                                                          3,185           1,780           1,337               53

Expenses:
Investment advisory fees                                                   1,714             792             874               84
Administration fees                                                          296             165             106               19
Shareholder service fees-- Class A                                           562             109             156               --
12b-1 fees-- Class C                                                          --              --              --                1
Shareholder service fees and 12b-1 fees-- Class G                              6             410              84               12
Accounting fees                                                               82              61              95               62
Custodian fees                                                                77              37             300               38
Legal and audit fees                                                          24              13              40                4
Trustees' fees and expenses                                                    8               5               3               --
Transfer agent fees                                                           65             276             193               81
Registration and filing fees                                                  23              37              25               23
Printing fees                                                                  1              --               5                7
Other                                                                         13               8               7               13

     Total Expenses                                                        2,871           1,913           1,888              344

Expenses voluntarily reduced                                                  --            (113)           (143)            (102)

     Expenses before reimbursement from distributor                        2,871           1,800           1,745              242
     Expenses reimbursed by distributor                                      (26)             --            (120)            (148)

     Net Expenses                                                          2,845           1,800           1,625               94

Net Investment Income (Loss)                                                 340             (20)           (288)             (41)

Realized/Unrealized Gains (Losses)
   from Investments and Foreign Currencies:
Net realized gains (losses) from
   investment transactions and futures                                    (3,436)          1,229         (10,981)          (6,858)
Net realized losses from foreign currency transactions                        --              --            (952)              --
Net change in unrealized appreciation/depreciation
   from investments and futures                                           (4,012)         (2,121)           (408)           1,990
Net change in unrealized appreciation/depreciation from
   translation of assets and liabilities in foreign currencies                --              --              22               --

Net realized/unrealized losses from investments,
   futures and foreign currencies                                         (7,448)           (892)        (12,319)          (4,868)

Change in net assets resulting from operations                           $(7,108)       $   (912)       $(12,607)         $(4,909)


                     See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                   Special Value            Small Company
                                                        Fund              Opportunity Fund

                                                Year          Year         Year        Year
                                                Ended         Ended        Ended       Ended
                                             October 31,   October 31,  October 31,  October 31,
                                                2002          2001         2002         2001

From Investment Activities:
Operations:
     Net investment income (loss)            $     340     $    477    $     (20)    $     67
     Net realized gains (losses) from
       investment transactions and futures      (3,436)      21,692        1,229       13,599
     Net realized losses from foreign
       currency transactions                        --           --           --           --
     Net change in unrealized appreciation/
       depreciation from investments
       and futures                              (4,012)     (30,420)      (2,121)     (24,702)
     Net change in unrealized appreciation/
       depreciation from translation of assets
       and liabilities in foreign currencies        --           --           --           --

Change in net assets resulting
     from operations                            (7,108)      (8,251)        (912)     (11,036)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                  (346)        (570)         (11)         (51)
         Class G                                    --<F1>      --           --           (5)
     From net realized gains from investment
       transactions and foreign currencies     (21,685)     (33,394)     (10,489)      (6,569)
     Tax return of capital                         (70)          --           --           --

Change in net assets from
     distributions to shareholders             (22,101)     (33,964)     (10,500)      (6,625)

Capital Transactions:
     Proceeds from shares issued               219,313       64,047      141,789       36,989
     Dividends reinvested                       18,523       28,532        8,491        5,701
     Cost of shares redeemed                  (204,842)     (62,382)    (142,745)     (30,846)

Change in net assets from
     capital transactions                       32,994       30,197        7,535       11,844

Change in net assets                             3,785      (12,018)      (3,877)      (5,817)

Net Assets:
     Beginning of period                       202,408      214,426      118,127      123,944

     End of period                           $ 206,193     $202,408    $ 114,250     $118,127

Share Transactions:
     Issued                                     17,264        4,557        6,220        1,464
     Reinvested                                  1,514        2,160          395          232
     Redeemed                                  (16,345)      (4,512)      (6,310)      (1,239)

Change in Shares                                 2,433        2,205          305          457


<F1> Rounds to less than $1,000.




The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                       International             Nasdaq-100
                                                           Fund                Index(R) Fund

                                                      Year         Year         Year        Year
                                                      Ended        Ended        Ended       Ended
                                                   October 31,  October 31,  October 31,  October 31,
                                                       2002         2001        2002        2001

From Investment Activities:
Operations:
     Net investment income (loss)                 $    (288)   $    (337)     $   (41)    $     53
     Net realized gains (losses) from
       investment transactions and futures          (10,981)     (24,729)      (6,858)      (6,932)
     Net realized losses from foreign
       currency transactions                           (952)        (532)          --           --
     Net change in unrealized appreciation/
       depreciation from investments
       and futures                                     (408)     (15,768)       1,990       (3,410)
     Net change in unrealized appreciation/
       depreciation from translation of assets
       and liabilities in foreign currencies             22           24           --           --

Change in net assets resulting
     from operations                                (12,607)     (41,342)      (4,909)     (10,289)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                         --           --           --          (44)
         Class G                                         --           --           --          (29)
     From net realized gains from investment
       transactions and foreign currencies               --      (21,132)          --           --
     Tax return of capital                               --           --           --           --

Change in net assets from
     distributions to shareholders                       --      (21,132)          --          (73)

Capital Transactions:
     Proceeds from shares issued                    165,978      246,916        9,520       20,032
     Dividends reinvested                                --       13,102           --           49
     Cost of shares redeemed                       (191,023)    (275,052)      (6,258)      (4,053)

Change in net assets from
     capital transactions                           (25,045)     (15,034)       3,262       16,028

Change in net assets                                (37,652)     (77,508)      (1,647)       5,666

Net Assets:
     Beginning of period                             97,501      175,009       12,974        7,308

     End of period                                $  59,849    $  97,501      $11,327     $ 12,974

Share Transactions:
     Issued                                          19,119       24,725        2,609        3,391
     Reinvested                                          --        1,106           --            9
     Redeemed                                       (22,010)     (27,188)      (1,923)        (822)

Change in Shares                                     (2,891)      (1,357)         686        2,578


<F1> Rounds to less than $1,000.



                     See notes to financial statements.



The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                       Special Value Fund

                                                                        Class A Shares


                                              Year             Year          Year          Year           Year
                                              Ended            Ended         Ended         Ended          Ended
                                            October 31,    October 31,    October 31,   October 31,    October 31,
                                               2002            2001          2000          1999            1998

Net Asset Value, Beginning of Period        $  12.98       $  16.02       $  13.09       $  13.64      $  16.68

Investment Activities
     Net investment income (loss)               0.02           0.03           0.06           0.07          0.09
     Net realized and unrealized gains
       (losses) on investments                 (0.13)         (0.60)          3.68           0.04         (1.79)

         Total from Investment Activities      (0.11)         (0.57)          3.74           0.11         (1.70)

Distributions
     Net investment income                     (0.02)         (0.04)         (0.06)         (0.08)        (0.09)
     Net realized gains                        (1.41)         (2.43)         (0.75)         (0.58)        (1.25)
     Tax return of capital                        --<F5>         --             --             --            --

         Total Distributions                   (1.43)         (2.47)         (0.81)         (0.66)        (1.34)

Net Asset Value, End of Period              $  11.44       $  12.98       $  16.02       $  13.09      $  13.64

Total Return (excludes sales charges)          (1.57)%        (3.79)%        29.94%          0.80%       (11.22)%

Ratios/Supplemental Data:
Net Assets at end of period (000)           $204,547       $201,734       $214,293       $232,272      $346,962
Ratio of expenses to
   average net assets <F4>                      1.26%          1.30%          1.32%          1.43%         1.40%
Ratio of net investment income
   (loss) to average net assets <F4>            0.15%          0.22%          0.43%          0.51%         0.56%
Ratio of expenses to
   average net assets<F1>                       <F9>           <F9>           1.38%          1.53%         1.51%
Ratio of net investment income
   (loss) to average net assets<F1>             <F9>           <F9>           0.37%          0.41%         0.45%
Portfolio turnover <F8>                           82%            89%            65%            43%           44%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund do not exceed 2.00% until at least February 28, 2012.

<F5> Less than $0.01 per share.

<F6> Not annualized.

<F7> Annualized.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9> There were no voluntary fee reductions during the period.





The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                          Special Value Fund

                                                            Class G Shares

                                                                              December 21,
                                                 Year            Year            1999
                                                 Ended           Ended          through
                                              October 31,     October 31,     October 31,
                                                 2002            2001           2000<F3>

Net Asset Value, Beginning of Period            $12.93         $ 15.97         $ 12.48

Investment Activities
     Net investment income (loss)                (0.01)          (0.02)<F2>       0.02
     Net realized and unrealized gains
       (losses) on investments                   (0.14)          (0.58)           3.51

         Total from Investment Activities        (0.15)          (0.60)           3.53

Distributions
     Net investment income                          --<F5>       (0.01)          (0.04)
     Net realized gains                          (1.41)          (2.43)             --
     Tax return of capital                          --              --              --

         Total Distributions                     (1.41)          (2.44)          (0.04)

Net Asset Value, End of Period                  $11.37         $ 12.93         $ 15.97

Total Return (excludes sales charges)            (1.90)%         (3.99)%         28.34%<F6>

Ratios/Supplemental Data:
Net Assets at end of period (000)               $1,646         $   674         $   133
Ratio of expenses to
   average net assets <F4>                        1.60%           1.60%           1.59%<F7>
Ratio of net investment income
   (loss) to average net assets <F4>             (0.19)%         (0.16)%          0.08%<F7>
Ratio of expenses to
   average net assets<F1>                         3.67%           5.34%          23.11%<F7>
Ratio of net investment income
   (loss) to average net assets<F1>              (2.26)%         (3.90)%        (21.44)%<F7>
Portfolio turnover <F8>                             82%             89%             65%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund do not exceed 2.00% until at least February 28, 2012.

<F5> Less than $0.01 per share.

<F6> Not annualized.

<F7> Annualized.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9> There were no voluntary fee reductions during the period.



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                          Small Company Opportunity Fund

                                                                                  Class A Shares

                                                                                                     April 1,         March 26,
                                                    Year             Year             Year             1999             1999
                                                    Ended            Ended            Ended             to             through
                                                  October 31,      October 31,      October 31,      October 31,      March 31,
                                                    2002             2001             2000             1999         1999<F2><F3>

Net Asset Value, Beginning of Period               $ 22.92          $ 26.34          $ 21.08          $ 20.71          $ 20.23

Investment Activities
     Net investment income (loss)                     0.09             0.07            (0.03)           (0.01)              --
     Net realized and unrealized
       gains (losses) on investments                  0.04            (2.09)            5.29             0.38             0.48

         Total from Investment Activities             0.13            (2.02)            5.26             0.37             0.48

Distributions
     Net investment income                           (0.01)           (0.03)              --               --               --
     Net realized gains                              (2.05)           (1.37)              --               --               --

         Total Distributions                         (2.06)           (1.40)              --               --               --

Net Asset Value, End of Period                     $ 20.99         $  22.92         $  26.34         $  21.08         $  20.71

Total Return (excludes sales charges)                 0.29%           (8.01)%          24.95%            1.79%<F5>        2.37%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)                  $43,769          $36,312          $28,545          $51,599          $64,587
Ratio of expenses to
   average net assets                                 1.09%            0.96%            1.15%            0.98%<F6>        0.98%<F6>
Ratio of net investment income
   (loss) to average net assets                       0.34%            0.30%           (0.14)%           0.09%<F6>        1.50%<F6>
Ratio of expenses to
   average net assets<F1>                             1.17%            1.18%            1.25%            1.17%<F6>        1.19%<F6>
Ratio of net investment income
   (loss) to average net assets<F1>                   0.26%            0.08%           (0.24)%          (0.28)%<F6>       1.29%<F6>
Portfolio turnover <F4>                                 60%              58%              28%              16%              30%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Not annualized.

<F6> Annualized.



                     See notes to financial statements.


The Victory Portfolios                          Financial Highlights--continued

For a Share Outstanding Throughout Each Period


                                                                       Small Company Opportunity Fund

                                                                               Class G Shares

                                                                                            April 1,
                                                   Year           Year           Year         1999           Year          Year
                                                  Ended          Ended          Ended          to            Ended         Ended
                                               October 31,    October 31,   October 31,    October 31,     March 31,     March 31,
                                                   2002           2001          2000          1999         1999<F2>        1998

Net Asset Value, Beginning of Period             $ 22.80        $ 26.26       $ 21.04       $  20.71       $  27.89      $  22.77

Investment Activities
     Net investment income (loss)                  (0.05)         (0.01)        (0.08)         (0.06)          0.10          0.23
     Net realized and unrealized
       gains (losses) on investments                0.07          (2.08)         5.30           0.39          (6.06)         8.72

         Total from Investment Activities           0.02          (2.09)         5.22           0.33          (5.96)         8.95

Distributions
     Net investment income                            --             --<F3>        --             --          (0.14)        (0.27)
     Net realized gains                            (2.05)         (1.37)           --             --          (1.08)        (3.56)

         Total Distributions                       (2.05)         (1.37)           --             --          (1.22)        (3.83)

Net Asset Value, End of Period                   $ 20.77        $ 22.80       $ 26.26       $  21.04       $  20.71      $  27.89

Total Return (excludes sales charges)              (0.21)%        (8.32)%       24.81%          1.59%<F5>    (22.08)%       42.02%

Ratios/Supplemental Data:
Net Assets at end of period (000)                $70,481        $81,815       $95,399       $105,415       $125,761      $175,684
Ratio of expenses to
   average net assets                               1.61%          1.31%         1.30%          1.29%<F6>      1.30%         1.31%
Ratio of net investment income
   (loss) to average net assets                    (0.20)%        (0.05)%       (0.29)%         0.39%<F6>      0.41%         0.86%
Ratio of expenses to
   average net assets<F1>                           1.70%          1.52%         1.40%          1.47%<F6>      <F4>          <F4>
Ratio of net investment income
   (loss) to average net assets<F1>                (0.29)%        (0.26)%       (0.39)%        (0.58)%<F6>     <F4>          <F4>
Portfolio turnover <F7>                               60%            58%           28%            16%            30%           42%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund. Financial highlights prior to March 26, 1999 represent the Gradison Opportunity Value Fund.

<F3> Less than $0.01 per share.

<F4> There were no fee reductions during the period.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                  International Fund

                                                                   Class A Shares


                                            Year         Year          Year         Year           Year
                                           Ended        Ended         Ended         Ended          Ended
                                         October 31,  October 31,   October 31,  October 31,    October 31,
                                            2002         2001          2000         1999           1998

Net Asset Value, Beginning of Period     $  8.67       $ 13.88      $  16.51     $  13.19       $  13.31

Investment Activities
     Net investment income (loss)          (0.03)        (0.02)        (0.03)       (0.05)          0.07<F2>
     Net realized and unrealized gains
       (losses) on investments and
       foreign currency transactions       (1.48)        (3.51)        (0.76)        3.85           0.65

         Total from Investment
           Activities                      (1.51)        (3.53)        (0.79)        3.80           0.72

Distributions
     Net investment income                    --            --            --           --          (0.06)
     Net realized gains                       --          (1.68)       (1.84)       (0.48)         (0.78)

         Total Distributions                  --         (1.68)        (1.84)       (0.48)         (0.84)

Net Asset Value, End of Period           $  7.16       $  8.67      $  13.88     $  16.51       $  13.19

Total Return (excludes sales charges)     (17.42)%     (28.70)%        (6.20)%      29.43%          5.79%

Ratios/Supplemental Data:
Net Assets at end of period (000)        $47,331       $74,977      $139,389     $149,193       $134,491
Ratio of expenses to
   average net assets                       2.01%         1.82%         1.77%        1.75%          1.71%
Ratio of net investment income
   (loss) to average net assets            (0.32)%       (0.22)%       (0.17)%      (0.32)%         0.55%
Ratio of expenses to
   average net assets<F1>                   2.19%         1.92%         1.82%        1.88%          1.82%
Ratio of net investment income
   (loss) to average net assets<F1>        (0.50)%       (0.32)%       (0.22)%      (0.45)%         0.44%
Portfolio turnover <F7>                      283%          124%           91%         106%            86%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 26, 1999, the Gradison International Fund merged into the Victory International Growth Fund.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                               International Fund

                                                                Class G Shares

                                                                            March 26,
                                                Year           Year           Year         1999
                                                Ended          Ended          Ended       through
                                             October 31,    October 31,    October 31,  October 31,
                                                2002            2001           2000      1999<F3><F4>

Net Asset Value, Beginning of Period         $  8.60        $ 13.80        $ 16.48        $ 13.73

Investment Activities
     Net investment income (loss)              (0.05)         (0.04)         (0.05)         (0.03)
     Net realized and unrealized gains
       (losses) on investments and
       foreign currency transactions           (1.47)         (3.48)         (0.79)          2.78

         Total from Investment
           Activities                          (1.52)         (3.52)         (0.84)          2.75

Distributions
     Net investment income                        --             --             --             --
     Net realized gains                           --          (1.68)         (1.84)            --

         Total Distributions                      --          (1.68)         (1.84)            --

Net Asset Value, End of Period               $  7.08        $  8.60        $ 13.80        $ 16.48

Total Return (excludes sales charges)         (17.67)%       (28.80)%        (6.55)%        20.03%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)            $12,518        $22,524        $35,620        $37,322
Ratio of expenses to
   average net assets                           2.18%          2.00%          2.00%          2.00%<F6>
Ratio of net investment income
   (loss) to average net assets                (0.51)%        (0.40)%        (0.39)%        (1.79)%<F6>
Ratio of expenses to
   average net assets<F1>                       3.06%          2.37%          2.06%          2.24%<F6>
Ratio of net investment income
   (loss) to average net assets<F1>            (1.39)%        (0.77)%        (0.45)%        (2.03)%<F6>
Portfolio turnover <F7>                          283%           124%            91%           106%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 26, 1999, the Gradison International Fund merged into the Victory International Growth Fund.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                     Nasdaq-100 Index(R) Fund

                                              Class A Shares              Class C Shares              Class G Shares

                                                                 August 1,       March 1,                                 August 1,
                                       Year          Year         2000            2002          Year         Year           2000
                                       Ended         Ended       through         through        Ended        Ended         through
                                    October 31,   October 31,   October 31,    October 31,   October 31,  October 31,   October 31,
                                       2002          2001       2000<F3>        2002<F3>        2002         2001         2000<F3>

Net Asset Value,
   Beginning of Period                $  3.85      $  9.23       $10.00        $   3.86       $  3.85      $  9.22      $10.00

Investment Activities
     Net investment income (loss)       (0.01)        0.02         0.02<F2>       (0.01)        (0.01)        0.01        0.02<F2>
     Net realized and unrealized
       losses on investments
       and futures transactions         (1.05)       (5.36)       (0.79)          (1.06)        (1.05)       (5.35)      (0.80)

         Total from Investment
           Activities                   (1.06)       (5.34)       (0.77)          (1.07)        (1.06)       (5.34)      (0.78)

Distributions
     Net investment income                 --        (0.04)          --              --            --        (0.03)         --

         Total Distributions               --        (0.04)          --              --            --        (0.03)         --

Net Asset Value, End of Period        $  2.79      $  3.85       $ 9.23        $   2.79       $  2.79      $  3.85      $ 9.22

Total Return (excludes sales charges)  (27.53)%     (57.99)%      (7.70)%<F5>    (27.72)%<F5>  (27.53)%     (58.00)%     (7.80)%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)     $ 7,085      $ 8,063       $3,132        $    203       $ 4,039      $ 4,911      $4,176
Ratio of expenses to
   average net assets <F4>               0.60%        0.60%        0.60%<F6>       1.40%<F6>     0.80%        0.80%       0.80%<F6>
Ratio of net investment income
   (loss) to average net assets <F4>    (0.22)%       0.46%        0.98%<F6>      (0.97)%<F6>   (0.42)%       0.36%       0.74%<F6>
Ratio of expenses to
   average net assets<F1>                1.93%        1.99%        3.88%<F6>       6.15%<F6>     3.38%        2.59%       3.46%<F6>
Ratio of net investment income
   (loss) to average net assets<F1>     (1.55)%      (0.93)%      (2.30)%<F6>     (5.72)%<F6>   (3.00)%      (1.43)%     (1.92)%<F6>
Portfolio turnover <F7>                    62%          39%        1.17%             62%           62%          39%       1.17%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class A and Class G Shares of the Nasdaq-100 Index Fund do not exceed 0.60% and 0.80%, respectively, until at least February 28, 2003. Also, the Adviser agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund do not exceed 1.40%, until at least February 28, 2005 and 1.55% until at least February 28, 2012.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
LifeChoice Conservative Investor Fund                          October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                        Shares       Value

Mutual Funds (100.0%)

Equity Funds (38.4%):
Victory Value Fund, Class A*               103,733      $1,002
Victory Diversified Stock Fund, Class A*    74,942         820
Victory Growth Fund, Class A*               19,511         276
Victory Special Value Fund, Class A*        22,659         259
INVESCO Dynamics Fund                       17,260         185
Victory Small Company Opportunity Fund,
   Class A*                                 16,590         348
Dreyfus International Value Fund            21,249         257
Victory International Fund, Class A* (b)    24,708         177

                                                         3,324

Fixed Income/Specialty Funds (58.9%):
Victory Real Estate Fund, Class A*          33,413         398
Victory Convertible Fund, Class A*         146,113       1,467
Loomis Sayles Bond Fund,
   Institutional Class                      73,595         771
Victory Intermediate Income Fund,
   Class A*                                 93,009         928
Victory Fund For Income, Class A*          113,097       1,520

                                                         5,084

Money Market Funds (2.7%):
Victory Financial Reserves Fund*           234,870         235

Total Mutual Funds (Cost $9,558)                         8,643

Total Investments (Cost $9,558) (a) -- 100.0%            8,643

Other assets in excess of liabilities -- 0.0%                4

NET ASSETS -- 100.0%                                    $8,647

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation       $  169

     Unrealized depreciation       (1,084)

     Net unrealized depreciation   $ (915)


(b)  Non-income producing securities.

*    Investment in affiliate

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
LifeChoice Moderate Investor Fund                              October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                        Shares       Value

Mutual Funds (100.0%)

Equity Funds (57.8%):
Victory Value Fund, Class A*               449,461   $  14,338
Victory Diversified Stock Fund, Class A*   286,622       3,136
Victory Growth Fund, Class A*               86,022       1,217
Victory Special Value Fund, Class A*        80,149         917
INVESCO Dynamics Fund                       68,450         734
Victory Small Company Opportunity Fund,
   Class A*                                 66,136       1,388
Dreyfus International Value Fund            93,842       1,135
Victory International Fund, Class A* (b)   130,961         938

                                                        13,803

Fixed Income/Specialty Funds (36.7%):
Victory Real Estate Fund, Class A*          89,000       1,061
Victory Convertible Fund, Class A*         251,234       2,522
Loomis Sayles Bond Fund,
   Institutional Class                     130,620       1,368
Victory Intermediate Income Fund,
   Class A*                                180,144       1,798
Victory Fund For Income, Class A*          150,516       2,023

                                                         8,772

Money Market Funds (5.5%):
Victory Financial Reserves Fund*         1,316,417       1,316

Total Mutual Funds (Cost $27,907)                       23,891

Total Investments (Cost $27,907) (a) -- 100.0%          23,891

Other assets in excess of liabilities -- 0.0%                4

NET ASSETS -- 100.0%                                   $23,895

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):


     Unrealized appreciation                           $   376

     Unrealized depreciation                            (4,392)

     Net unrealized depreciation                       $(4,016)

(b)  Non-income producing securities.

*    Investment in affiliate

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
LifeChoice Growth Investor Fund                                October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                        Shares       Value

Mutual Funds (100.0%)

Equity Funds (84.2%):
Victory Value Fund, Class A*               309,939   $  12,990
Victory Diversified Stock Fund, Class A*   202,213       2,212
Victory Growth Fund, Class A*               64,947         919
Victory Special Value Fund, Class A*        86,597         991
INVESCO Dynamics Fund                       73,904         793
Victory Small Company Opportunity Fund,
   Class A*                                 47,649       1,000
Dreyfus International Value Fund            81,168         982
Victory International Fund, Class A* (b)   106,092         760

                                                        10,647

Fixed Income/Specialty Funds (13.3%):
Victory Real Estate Fund, Class A*          48,184         574
Victory Convertible Fund, Class A*          74,060         744
Victory Intermediate Income Fund,
   Class A*                                 36,537         365
                                                         1,683
Money Market Funds (2.5%):
Victory Financial Reserves Fund*           314,778         315

Total Mutual Funds (Cost $15,913)                       12,645

Total Investments (Cost $15,913) (a) -- 100.0%          12,645

Other assets in excess of liabilities -- 0.0%                2

NET ASSETS -- 100.0%                                   $12,647

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $   145

     Unrealized depreciation                            (3,413)

     Net unrealized depreciation                       $(3,268)

(b)  Non-income producing securities.

*    Investment in affiliate

                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                       LifeChoice             LifeChoice              LifeChoice
                                                                      Conservative             Moderate                 Growth
                                                                      Investor Fund          Investor Fund           Investor Fund

ASSETS:
Investments, at value (Cost $1,322; $3,678; $2,154)                      $ 1,213                $ 3,237                 $ 1,775
Investments in affiliates, at value (Cost $8,236; $24,229; $13,759)        7,430                 20,654                  10,870

         Total Investments                                                 8,643                 23,891                  12,645

Dividends receivable                                                          --                      1                      --
Receivable from distributor                                                    4                      3                       6
Prepaid expenses and other assets                                              4                      7                       4

         Total Assets                                                      8,651                 23,902                  12,655

LIABILITIES:
     Custodian fees                                                            1                      1                       1
     Transfer agent fees                                                      --                     --                       2
     Shareholder service fees                                                 --                      1                      --
     Other                                                                     3                      5                       5

         Total Liabilities                                                     4                      7                       8

NET ASSETS:
Capital                                                                   10,409                 31,642                  19,146
Accumulated net investment income                                             11                     12                      --
Net unrealized depreciation from investments                                (915)                (4,016)                 (3,268)
Accumulated undistributed net realized losses
   from investment transactions                                             (858)                (3,743)                 (3,231)

         Net Assets                                                      $ 8,647                $23,895                 $12,647

Outstanding units of beneficial interest (shares)                            955                  2,785                   1,677
Net asset value
     Offering and redemption price per share                             $  9.06                $  8.58                 $  7.54



                      See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands)


                                                                       LifeChoice             LifeChoice              LifeChoice
                                                                      Conservative             Moderate                 Growth
                                                                      Investor Fund          Investor Fund           Investor Fund

Investment Income:
Dividend income from affiliates                                           $ 233                  $  448                 $  121
Dividend income                                                              77                     186                     17

     Total Income                                                           310                     634                    138

Expenses:
Investment advisory fees                                                     19                      58                     31
Administration fees                                                          12                      12                     12
Shareholder service fees                                                      1                       4                      3
Accounting fees                                                              26                      26                     26
Custodian fees                                                                3                       2                      3
Legal and audit fees                                                          4                       5                      4
Amortization of organization costs                                            2                       2                      2
Trustees' fees and expenses                                                  --                       1                      1
Transfer agent fees                                                           7                      15                     23
Registration and filing fees                                                 14                      14                     14
Printing fees                                                                --                       1                      3
Other                                                                         1                       2                      1

     Total Expenses                                                          89                     142                    123

Expenses voluntarily reduced                                                (19)                    (58)                   (31)

     Expenses before reimbursement from distributor                          70                      84                     92
     Expenses reimbursed from distributor                                   (51)                    (27)                   (61)

     Net Expenses                                                            19                      57                     31

Net Investment Income                                                       291                     577                    107

Realized/Unrealized Gains/(Losses) from Investments:
Net realized losses on investment transactions with affiliates             (407)                 (2,106)                (1,546)
Net realized losses on investment transactions
   with underlying funds                                                   (267)                 (1,927)                (1,484)
Net change in unrealized appreciation/depreciation
   from investments                                                        (155)                    151                    321

Net realized/unrealized losses from investments                            (829)                 (3,006)                (2,278)

Change in net assets resulting from operations                            $(538)                $(2,429)               $(2,171)


                      See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                        LifeChoice                   LifeChoice                    LifeChoice
                                                       Conservative                   Moderate                       Growth
                                                       Investor Fund                Investor Fund                 Investor Fund

                                                   Year           Year          Year           Year          Year           Year
                                                   Ended          Ended         Ended          Ended         Ended          Ended
                                                October 31,    October 31,   October 31,    October 31,   October 31,    October 31,
                                                   2002           2001          2002           2001          2002           2001

Operations:
     Net investment income                     $    291      $    366     $      577     $      995     $     107      $     359
     Net realized gains (losses) from
       investment activities                       (674)          194         (3,157)           921        (2,599)           691
     Net change in unrealized appreciation/
       depreciation from investments               (155)         (925)           151         (4,954)          321         (4,231)

Change in net assets resulting
   from operations                                 (538)         (365)        (2,429)        (3,038)       (2,171)        (3,181)

Distributions to Shareholders:
     From net investment income                    (304)         (361)          (635)          (958)         (126)          (362)
     From net realized gains from
       investment transactions                     (297)         (170)        (1,206)        (1,695)       (1,162)        (1,643)

Change in net assets from
   distributions to shareholders                   (601)         (531)        (1,841)        (2,653)       (1,288)        (2,005)

Capital Transactions:
     Proceeds from shares issued                  3,792         3,195          6,829         13,115         5,623          3,669
     Dividends reinvested                           600           531          1,839          2,652         1,287          2,004
     Cost of shares redeemed                     (3,123)       (1,866)       (10,072)        (5,345)       (5,535)        (3,169)

Change in net assets from
   capital transactions                           1,269         1,860         (1,404)        10,422         1,375          2,504

Change in net assets                                130           964         (5,674)         4,731        (2,084)        (2,682)

Net Assets:
     Beginning of period                          8,517         7,553         29,569         24,838        14,731         17,413

     End of period                              $ 8,647       $ 8,517       $ 23,895        $29,569       $12,647        $14,731

Share Transactions:
     Issued                                         387           301            710          1,202           629            339
     Reinvested                                      61            50            189            243           140            178
     Redeemed                                      (332)         (176)        (1,085)          (494)         (649)          (297)

Change in Shares                                    116           175           (186)           951           120            220


                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                     LifeChoice Conservative Investor Fund

                                                                                                         December 1,   December 1,
                                                  Year           Year           Year           Year         1997          1996
                                                  Ended          Ended          Ended          Ended       through       through
                                               October 31,    October 31,    October 31,    October 31,  October 31,  November 30,
                                                  2002           2001           2000           1999       1998<F3>      1997<F2>

Net Asset Value, Beginning of Period             $10.15         $11.37        $10.78         $10.72       $10.89        $10.00

Investment Activities
     Net investment income                         0.29           0.48          0.53           0.45         0.37          0.31
     Net realized and unrealized gains/
       (losses) from investments                  (0.72)         (0.97)         0.69           0.41        (0.12)         0.84<F7>

         Total from Investment Activities         (0.43)         (0.49)         1.22           0.86         0.25          1.15

Distributions
     Net investment income                        (0.31)         (0.48)        (0.53)         (0.58)       (0.39)        (0.26)
     Net realized gains                           (0.35)         (0.25)        (0.10)         (0.22)       (0.03)        --

         Total Distributions                      (0.66)         (0.73)        (0.63)         (0.80)       (0.42)        (0.26)

Net Asset Value, End of Period                    $ 9.06        $10.15        $11.37         $10.78       $10.72        $10.89

Total Return                                      (4.61)%        (4.44)%       11.56%          8.24%        2.29%<F4>    11.62%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)                $8,647         $8,517        $7,553         $6,686       $7,633        $9,137
Ratio of expenses to
   average net assets <F6>                         0.20%          0.20%         0.20%          0.19%        0.23%<F5>     0.29%<F5>
Ratio of net investment income
   to average net assets <F6>                      3.05%          4.35%         4.74%          3.97%        3.72%<F5>     3.41%<F5>
Ratio of expenses to
   average net assets<F1>                          0.93%          1.27%         1.46%          1.46%        1.50%<F5>     5.18%<F5>
Ratio of net investment income
   to average net assets<F1>                       2.32%          3.28%         3.48%          2.70%        2.45%<F5>    (1.48)%<F5>
Portfolio turnover                                   48%            36%           56%            57%          78%           19%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Income & Growth Fund became the
     Victory LifeChoice Conservative Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Income & Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses (excluding certain items)of the Fund at a maximum of 0.20% until at least February 28, 2003.

<F7>The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                        LifeChoice Moderate Investor Fund

                                                                                                      December 1,    December 1,
                                               Year          Year           Year           Year          1997           1996
                                               Ended         Ended          Ended          Ended        through        through
                                            October 31,   October 31,    October 31,    October 31,   October 31,    November 30,
                                               2002          2001           2000           1999        1998<F3>       1997<F2>

Net Asset Value, Beginning of Period        $  9.95        $ 12.30       $ 11.66        $ 10.94       $ 11.19         $10.00

Investment Activities
     Net investment income                     0.19           0.33          0.43           0.30          0.24           0.20
     Net realized and unrealized gains/
       (losses) from investments              (0.93)         (1.50)         1.02           1.03         (0.14)          1.16

         Total from Investment Activities     (0.74)         (1.17)         1.45           1.33          0.10           1.36

Distributions
     Net investment income                    (0.21)         (0.33)        (0.42)         (0.36)        (0.26)         (0.17)
     Net realized gains                       (0.42)         (0.85)        (0.39)         (0.25)        (0.09)            --

         Total Distributions                  (0.63)         (1.18)        (0.81)         (0.61)        (0.35)         (0.17)

Net Asset Value, End of Period              $  8.58        $  9.95       $ 12.30        $ 11.66       $ 10.94         $11.19

Total Return                                  (8.14)%       (10.17)%       12.92%         12.42%         0.90%<F4>     13.64%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)           $23,895        $29,569       $24,838        $22,798       $19,128         $7,728
Ratio of expenses to
   average net assets <F6>                     0.20%          0.20%         0.20%          0.20%         0.22%<F5>      0.27%<F5>
Ratio of net investment income
   to average net assets <F6>                  2.00%          3.19%         3.58%          2.53%         2.32%<F5>      2.26%<F5>
Ratio of expenses to
   average net assets<F1>                      0.50%          0.60%         0.64%          0.71%         0.93%<F5>      3.32%<F5>
Ratio of net investment income
   to average net assets<F1>                   1.70%          2.79%         3.14%          2.02%         1.61%<F5>     (0.79)%<F5>
Portfolio turnover                               49%            43%           48%            69%           42%            50%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Moderate Growth Fund became the
     Victory LifeChoice Moderate Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Moderate Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses (excluding certain items)of the Fund at a maximum of 0.20% until at least February 28, 2003.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                       LifeChoice Growth Investor Fund

                                                                                                      December 1,    December 1,
                                               Year          Year           Year           Year          1997           1996
                                               Ended         Ended          Ended          Ended        through        through
                                            October 31,   October 31,    October 31,    October 31,   October 31,    November, 30,
                                               2002          2001           2000           1999        1998<F3>       1997<F2>

Net Asset Value, Beginning of Period         $  9.46        $ 13.02       $ 12.19        $ 11.08       $ 11.44         $10.00

Investment Activities
     Net investment income                      0.06           0.24          0.32           0.16          0.13           0.11
     Net realized and unrealized gains/
       (losses) from investments               (1.13)         (2.36)         1.35           1.51         (0.07)          1.43

         Total from Investment Activities      (1.07)         (2.12)         1.67           1.67          0.06           1.54

Distributions
     Net investment income                     (0.07)         (0.24)        (0.31)         (0.25)        (0.14)         (0.10)
     Net realized gains                        (0.78)         (1.20)        (0.53)         (0.31)        (0.28)            --

         Total Distributions                   (0.85)         (1.44)        (0.84)         (0.56)        (0.42)         (0.10)

Net Asset Value, End of Period               $  7.54        $  9.46       $ 13.02        $ 12.19       $ 11.08         $11.44

Total Return                                  (12.82)%       (17.88)%       14.23%         15.33%         0.52%<F4>     15.46%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)            $12,647        $14,731       $17,413        $16,114       $12,018         $7,515
Ratio of expenses to
   average net assets <F6>                      0.20%          0.20%         0.20%          0.20%         0.23%<F5>      0.30%<F5>
Ratio of net investment income
    to average net assets <F6>                  0.69%          2.18%         2.48%          1.31%         1.19%<F5>      0.81%<F5>
Ratio of expenses
   to average net assets<F1>                    0.80%          0.90%         0.88%          1.01%         1.16%<F5>      3.67%<F5>
Ratio of net investment income
   to average net assets<F1>                    0.09%          1.48%         1.80%          0.50%         0.26%<F5>     (2.56)%<F5>
Portfolio turnover                                49%            39%           62%            52%           30%           106%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Growth Fund became the Victory
     LifeChoice Growth Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses (excluding certain items)of the Fund at a maximum of 0.20% until at least February 28, 2003.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Balanced Fund                                                  October 31, 2002

(Amounts in Thousands, Except Shares)

                                            Principal
Security Description                         Amount       Value

Asset Backed Securities (2.5%)

CIT Equipment Collateral,
   Series 2001-A, Class A4,
   4.84%, 9/20/12                          $   679     $   712
Citibank Credit Card Issuance Trust,
   Series 2002-A1, Class A1,
   4.95%, 2/9/09                               500         534
CPL Transition Funding LLC,
   Series 2002-1, Class A1,
   3.54%, 1/15/07                              739         753
DVI Receivables Corp.,
   Series 2001-2, Class A4,
   4.61%, 11/11/09                           1,295       1,359
Harley-Davidson Motorcycle Trust,
   Series 2002-1, Class A2,
   4.50%, 1/15/10                              750         785
Harley-Davidson Motorcycle Trust,
   Series 2002-2, Class A2,
   3.09%, 6/15/10                              390         395
Honda Auto Receivables Owner Trust,
   Series 2001-2, Class A4,
   5.09%, 10/18/06                             830         867
Norwest Asset Securities Corp.,
   Series 1998-8, Class A1,
   6.50%, 4/25/13                            1,376       1,417
Residential Asset Securities Corp.,
   Series 1999-KS3, Class AI3,
   7.18%, 1/25/25                              280         284
Structured Asset Securities Corp.,
   Series 2001-8A, Class 1A1,
   8.00%, 5/25/31                              460         477

Total Asset Backed Securities (Cost $7,340)              7,583

Collateralized Mortgage Obligations (5.1%)

Bank of America -- First Union National
   Bank Commercial Mortgage,
   Series 2001-3, Class A2,
   5.46%, 4/11/37                              776         819
Bank of America Commercial Mortgage,
   Inc., Series 2001-PB1, Class A2,
   5.79%, 5/11/35                            1,414       1,522
Federal National Mortgage Association,
   Series 2002-T16, Class A3,
   7.50%, 7/25/42                            1,085       1,176
Federal National Mortgage Association,
   Series 2002-W7, Class A5,
   7.50%, 2/25/29                            1,495       1,615
Federal National Mortgage Association,
   Series 2001-T12, Class A2,
   7.50%, 8/25/41                              553         597
Federal National Mortgage Association,
   Series 2002-T4, Class A3,
   7.50%, 12/25/41                           1,687       1,821
Federal Home Loan Mortgage Corp.,
   Series T-42, Class A5,
   7.50%, 2/25/42                            1,959       2,108


                                            Shares or
                                           Principal
Security Description                         Amount       Value

First Union National Bank Commercial
   Mortgage, Series 2001-C2, Class A1,
   6.20%, 1/12/43                          $   881     $   957
GMAC Commercial Mortgage Securities,
   Inc., Series 2001-C1, Class A1,
   5.99%, 4/15/34                              978       1,065
Government National Mortgage
   Association, Series 2001-12, Class B,
   6.09%, 6/16/21                              735         798
LB Commercial Conduit Mortgage
   Trust, Series 1999-C1, Class A1,
   6.41%, 6/15/31                              660         714
Morgan Stanley Capital,
   Series 1998-HF1, Class A2,
   6.52%, 3/15/30                            1,045       1,172
Wachovia Asset Securitization, Inc.,
   Series 2002-1, Class 1A1,
   6.25%, 10/25/33                           1,131       1,163

Total Collateralized Mortgage
  Obligations (Cost $14,908)                            15,527

Commercial Paper (2.2%)

General Electric Capital Corp.,
   1.90%, 11/1/02                            6,761       6,761

Total Commercial Paper (Cost $6,761)                     6,761

Common Stocks (57.6%)

Advertising (0.2%):
Interpublic Group Cos., Inc.                57,000         682

Aerospace/Defense (0.7%):
Boeing Co.                                  66,300       1,972

Aluminum (0.5%):
Alcoa, Inc.                                 71,800       1,584

Apparel (0.6%):
Jones Apparel Group, Inc. (b)               51,000       1,767

Automotive Parts (0.3%):
Eaton Corp. (b)                             15,000       1,026

Banks (4.1%):
Bank of America Corp.                       81,090       5,659
FleetBoston Financial Corp.                107,000       2,503
J.P. Morgan Chase & Co.                     29,000         602
Mellon Financial Corp.                      65,000       1,839
PNC Financial Services Group, Inc.          20,000         813
SouthTrust Corp. (b)                        30,000         769

                                                        12,185

Beverages (1.2%):
Anheuser-Busch Cos., Inc.                   20,000       1,055
PepsiCo, Inc.                               57,000       2,514

                                                         3,569

Chemicals -- General (1.0%):
E.I. du Pont de Nemours & Co.               15,000         619
Praxair, Inc.                               46,000       2,507

                                                         3,126

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Balanced Fund                                                  October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Computers & Peripherals (1.8%):
Cisco Systems, Inc. (b)                    174,000  $    1,945
Hewlett-Packard Co.                        163,600       2,586
International Business Machines Corp.       11,000         868

                                                         5,399

Consumer Products (1.1%):
Fortune Brands, Inc. (b)                    15,000         751
Newell Rubbermaid, Inc.                     39,600       1,284
Procter & Gamble Co.                        15,000       1,326

                                                         3,361

Cosmetics & Toiletries (0.7%):
Kimberly-Clark Corp.                        41,300       2,127

Electrical Equipment (1.6%):
Emerson Electric Co.                        76,200       3,671
Johnson Controls, Inc.                      14,000       1,092

                                                         4,763

Electronic & Electrical -- General (1.6%):
Cinergy Corp.                               35,000       1,089
General Electric Co.                       150,000       3,787

                                                         4,876

Financial Services (3.4%):
American Express Co.                        90,000       3,273
Citigroup, Inc.                             78,333       2,894
Fannie Mae                                  63,200       4,226

                                                        10,393

Food Processing & Packaging (1.3%):
General Mills, Inc.                         25,000       1,033
Sara Lee Corp.                             131,000       2,991

                                                         4,024

Forest Products --
   Lumber & Paper (0.6%):
MeadWestvaco Corp.                          80,000       1,676

Health Care (2.1%):
HCA, Inc.                                   97,500       4,240
Health Management Associates, Inc. (b)     105,000       2,008

                                                         6,248

Heavy Machinery (0.3%):
Deere & Co.                                 20,000         928

Insurance-- Property, Casualty,
   Health (0.7%):
St. Paul Cos., Inc.                         65,000       2,132

Insurance-- Multi-Line (3.1%):
Allstate Corp.                              55,884       2,223
American International Group, Inc.          85,030       5,319
Lincoln National Corp.                      63,000       1,922

                                                         9,464

Internet Service Provider (0.8%):
AOL Time Warner, Inc. (b)                  171,200       2,525

Leisure (0.5%):
Brunswick Corp. (b)                         80,000       1,646


Security Description                        Shares       Value

Manufacturing -- Miscellaneous (1.6%):
Honeywell International, Inc.              147,400       3,529
Textron, Inc.                               30,800       1,263

                                                         4,792

Media (1.4%):
Viacom, Inc. (b)                            92,400       4,122

Newspapers (0.3%):
Gannett Co., Inc. (b)                       12,000         911

Oil & Gas Exploration,
   Production & Services (3.1%):
Amerada Hess Corp.                          35,400       1,816
Anadarko Petroleum Corp.                    38,000       1,693
ENSCO International, Inc. (b)               90,000       2,433
Kerr-McGee Corp.                            35,000       1,523
Transocean Sedco Forex, Inc.                51,500       1,132
Valero Energy Corp. (b)                     25,000         880

                                                         9,477

Oil-Integrated Companies (3.0%):
ChevronTexaco Corp.                         24,921       1,685
ConocoPhillips                              46,769       2,268
Exxon Mobil Corp.                          108,790       3,662
Unocal Corp.                                51,000       1,410

                                                         9,025

Oilfield Services & Equipment (1.2%):
Baker Hughes, Inc.                          39,600       1,150
Schlumberger Ltd.                           62,000       2,487

                                                         3,637

Paper Products (0.7%):
International Paper Co.                     61,000       2,131

Pharmaceuticals (6.1%):
Abbott Laboratories                         85,000       3,559
Johnson & Johnson, Inc. (b)                 22,500       1,322
Merck & Co., Inc.                           51,000       2,766
Pfizer, Inc.                               159,600       5,070
Pharmacia Corp.                             62,500       2,688
Schering-Plough Corp.                       20,000         427
Wyeth                                       70,800       2,372

                                                        18,204

Railroads (0.7%):
Union Pacific Corp.                         36,800       2,173

Retail (0.6%):
Target Corp.                                55,400       1,669

Retail -- Department Stores (0.3%):
May Department Stores Co.                   34,500         806

Retail-- Specialty Stores (0.9%):
Home Depot, Inc. (b)                        90,000       2,599

Semiconductors (0.4%):
Intel Corp.                                 45,600         789
LSI Logic Corp. (b)                         69,000         407

                                                         1,196

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Balanced Fund                                                  October 31, 2002

(Amounts in Thousands, Except Shares)

                                           Shares or
                                          Principal
Security Description                        Amount       Value

Software & Computer Services (2.1%):
BMC Software, Inc. (b)                      65,000  $    1,036
Microsoft Corp. (b)                         88,000       4,706
Oracle Corp. (b)                            55,000         560

                                                         6,302

Telecommunication Services (1.7%):
Verizon Communications, Inc.               135,310       5,109

Telecommunications-- Equipment (0.5%):
Motorola, Inc.                             165,000       1,513

Tobacco & Tobacco Products (0.8%):
Philip Morris Cos., Inc.                    60,000       2,445

Utilities-- Electric (1.7%):
Constellation Energy Group, Inc.            25,000         640
Duke Energy Corp.                           70,000       1,434
Exelon Corp.                                38,000       1,915
FPL Group, Inc.                             20,000       1,180

                                                         5,169

Utilities -- Telecommunications (2.3%):
Alltel Corp.                                83,000       4,126
SBC Communications, Inc.                   106,856       2,742

                                                         6,868

Total Common Stocks (Cost $185,376)                    173,621

Corporate Bonds (11.9%)

Banks (2.4%):
Bank of America Corp.,
   7.80%, 2/15/10                         $    730         860
Bank One Corp.,
   6.88%, 8/1/06                               260         291
BB&T Corp.,
   4.75%, 10/1/12                              600         593
European Investment Bank,
   7.13%, 9/18/06                              695         797
First Union National Bank,
   7.80%, 8/18/10                              968       1,162
Inter-American Development Bank,
   7.00%, 6/15/25                              640         758
International Bank for
   Reconstruction & Development,
   4.13%, 8/12/09                              880         904
Marshall & Ilsley Bank,
   4.13%, 9/4/07                               295         303
PNC Funding Corp.,
   5.75%, 8/1/06                               590         619
US Bancorp,
   5.10%, 7/15/07, MTN                         260         277
Wells Fargo Financial, Inc.,
   6.13%, 4/18/12                              910         993

                                                         7,557

Beverages (0.2%):
Anheuser-Busch Cos., Inc.,
   5.95%, 1/15/33                              490         496


                                          Principal
Security Description                        Amount       Value

Cable Television (0.1%):
TCI Communications, Inc.,
   6.38%, 5/1/03                           $   340     $   339

Chemicals (0.2%):
Praxair, Inc.,
   6.38%, 4/1/12                               450         492

Computers & Peripherals (0.2%):
International Business Machines Corp.,
   8.38%, 11/1/19                              445         546

Consumer Products (0.1%):
Procter & Gamble Co.,
   4.30%, 8/15/08                              295         306

Electronic & Electrical -- General (0.2%):
Texas Instruments, Inc.,
   7.00%, 8/15/04                              624         667

Entertainment (0.1%):
Walt Disney Co.,
   5.38%, 6/1/07                               270         282

Financial Services (1.9%):
Boeing Capital Corp.,
   6.50%, 2/15/12                              695         711
Ford Motor Credit Co.,
   6.50%, 1/25/07                              740         670
General Electric Capital Corp.,
   6.75%, 3/15/32, MTN                         530         555
General Motors Acceptance Corp.,
   6.75%, 1/15/06                              970         961
Goldman Sachs Group, Inc.,
   5.70%, 9/1/12                               395         404
John Deere BV,
   5.88%, 4/6/06                               520         560
John Deere Capital Corp.,
   7.00%, 3/15/12                              760         863
Lehman Brothers Holdings, Inc.,
   7.88%, 8/15/10                              280         324
Morgan Stanley Group, Inc.,
   6.88%, 3/1/07                               190         211
National Rural Utilities
   Cooperative Finance Corp.,
   8.00%, 3/1/32, MTN                          490         552

                                                         5,811

Food -- Retail (0.2%):
Albertson's, Inc.,
   6.55%, 8/1/04                               601         639

Food Processing & Packaging (0.5%):
Kellogg Co.,
   6.60%, 4/1/11                               445         500
Kraft Foods Inc.,
   6.25%, 6/1/12                               460         510
Sara Lee Corp.,
   6.13%, 11/1/32                              440         449

                                                         1,459


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Balanced Fund                                                  October 31, 2002

(Amounts in Thousands, Except Shares)

                                          Principal
Security Description                        Amount       Value

Forest & Paper Products (0.4%):
International Paper Co.,
   8.13%, 7/8/05                         $     760   $     855
International Paper Co.,
   6.75%, 9/1/11                               445         487

                                                         1,342

Governments -- Foreign (0.6%):
Province of Manitoba,
   4.25%, 11/20/06                           1,085       1,132
Province of Ontario,
   3.50%, 9/17/07                              610         613

                                                         1,745
Insurance (0.7%):
Allstate Corp.,
   5.38%, 12/1/06                              710         752
St. Paul Cos., Inc.,
   5.75%, 3/15/07                            1,330       1,366

                                                         2,118

Internet Service Providers (0.1%):
AOL Time Warner, Inc.,
   6.88%, 5/1/12                               445         440

Media (0.4%):
Time Warner, Inc.,
   8.11%, 8/15/06                              310         319
Viacom, Inc.,
   7.88%, 7/30/30                              870       1,032

                                                         1,351

Oil & Gas -- Exploration
   & Production (0.6%):
Kerr-McGee Corp.,
   6.88%, 9/15/11                              510         572
Union Oil Co. of California,
   7.50%, 2/15/29                              585         642
Valero Energy Corp.,
   7.50%, 4/15/32                              700         628

                                                         1,842

Pharmaceuticals (0.2%):
Wyeth, 7.90%, 2/15/05                          450         491

Pipelines (0.3%):
Kinder Morgan Energy Partners LP,
   8.00%, 3/15/05                              735         804

Railroads (0.4%):
Norfolk Southern Corp.,
   7.35%, 5/15/07                              960       1,095

Retail (0.1%):
Target Corp.,
   5.38%, 6/15/09                              230         244

Telecommunications (0.4%):
AT&T Corp.,
   7.30%, 11/15/11                             810         794
Citizens Communications Co.,
   8.50%, 5/15/06                              370         374

                                                         1,168


                                            Shares or
                                           Principal
Security Description                         Amount       Value

Telecommunications -- Equipment (0.1%):
Motorola, Inc.,
   8.00%, 11/1/11                          $   296     $   291

Utilities-- Electric (0.8%):
Constellation Energy Group, Inc.,
   7.00%, 4/1/12                                90          89

Constellation Energy Group, Inc.,
   7.60%, 4/1/32                               405         372
FirstEnergy Corp.,
   6.45%, 11/15/11                             330         308
Progress Energy, Inc.,
   6.55%, 3/1/04                               345         352
Progress Energy, Inc.,
   7.00%, 10/30/31                             220         197
Wisconsin Energy Corp.,
   5.88%, 4/1/06                               990       1,071

                                                         2,389

Utilities -- Telephone (0.7%):
SBC Communications, Inc.,
   6.25%, 3/15/11                              405         439
Sprint Capital Corp.,
   5.70%, 11/15/03                             655         629
Verizon Global Funding Corp.,
   7.25%, 12/1/10                              175         189
Verizon Global Funding Corp.,
   7.75%, 12/1/30                              795         853

                                                         2,110

Total Corporate Bonds (Cost $34,959)                    36,024

Foreign Common Stocks (0.0%)

Brazil (0.0%):
Utilities -- Telecommunications (0.0%):
Telefonica Data Brasil
   Holding SA, ADR                              20           0

Total Foreign Common Stocks (Cost $1)                        0

U.S. Government Agencies (1.0%)

Federal Home Loan Mortgage Corp. (0.3%):
4.00%, 10/29/07,
   Callable 10/29/04 @ 100                  $  885         894

Federal National Mortgage
   Association (0.5%):
2.88%, 10/15/05                                565         570
6.38%, 6/15/09                                 895       1,027

                                                         1,597

U.S. Government Loan Trust (0.2%):
U.S. Government Loan Trust -- Israel,
   Series 1-B, 8.50%, 4/1/06                   425         492

Total U.S. Government Agencies (Cost $2,902)             2,983


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Balanced Fund                                                  October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

U.S. Government Mortgage Backed (14.9%)

Federal Home Loan
   Mortgage Corp. (3.3%):
5.50%, 10/1/17                          $    1,154  $    1,192
6.00%, 3/1/13-2/1/32                         3,425       3,540
6.50%, 5/1/26-7/1/32                         3,460       3,596
7.00%, 10/1/28-4/1/32                        1,490       1,556
7.50%, 11/1/29                                  31          32
8.50%, 7/1/21-4/1/29                           186         201

                                                        10,117

Federal National Mortgage
   Association (9.7%):
5.91%, 2/1/12                                  988       1,067
5.95%, 3/1/12                                  957       1,044
6.00%, 8/1/16-3/1/32                         4,544       4,689
6.50%, 8/1/17-7/1/32                         9,352       9,724
7.00%, 5/1/22-9/1/31                         3,924       4,119
7.50%, 3/1/27-5/1/29                         1,474       1,572
8.00%, 6/1/12-3/1/30                         5,561       5,979
8.50%, 11/1/17                                  49          54
9.50%, 10/1/21                                 137         152
10.00%, 11/1/13 (c)                            284         317
10.50%, 11/1/13                                285         320
11.00%, 11/1/13                                348         395

                                                        29,432

Government National Mortgage
   Association (1.9%):
6.50%, 7/15/28-10/15/31                      2,242       2,335
7.00%, 9/15/23-4/15/28                       2,057       2,175
8.50%, 12/15/17                                542         596
9.50%, 7/15/09-7/15/25                         442         496

                                                         5,602

Total U.S. Government Mortgage Backed (Cost $43,527)    45,151

                                          Principal
Security Description                        Amount       Value

U.S. Treasury Obligations (4.3%)

U.S. Treasury Bonds (2.1%):
7.50%, 11/15/16                            $   630     $   812
8.75%, 8/15/20                                 718       1,040
8.00%, 11/15/21                              1,397       1,908
7.13%, 2/15/23                                 970       1,223
5.38%, 2/15/31                               1,194       1,260

                                                         6,243

U.S. Treasury Notes (2.2%):
3.63%, 3/31/04                                  19          20
5.88%, 11/15/04                              1,495       1,620
3.25%, 8/15/07                               1,582       1,618
4.38%, 8/15/12                               3,262       3,386

                                                         6,644

Total U.S. Treasury Obligations (Cost $12,151)          12,887

Total Investments (Cost $307,925) (a)-- 99.5%          300,537

Other assets in excess of liabilities-- 0.5%             1,647

NET ASSETS-- 100.0%                                   $302,184



(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $ 26,214

     Unrealized depreciation                           (33,602)

     Net unrealized depreciation                      $ (7,388)

(b)  Non-income producing securities.

(c) Segregated as collateral for securities purchased on a "when-issued" basis.

ADR -- American Depositary Receipts

MTN -- Medium Term Note

                      See notes to financial statements.

THE VICTORY PORTFOLIO                                  Schedules of Investments
Convertible Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (0.9%)

General Electric Capital Corp.,
   1.90%, 11/1/02                        $     543   $     543

Total Commercial Paper (Cost $543)                         543

Common Stocks (0.4%)

Savings & Loans (0.4%):
Washington Mutual, Inc.                      7,500         268

Total Common Stocks (Cost $137)                            268

Convertible Bonds (59.5%)

Advertising (1.4%):
Interpublic Group Cos., Inc.,
   Convertible Subordinated Notes,
   1.87%, 6/1/06,
   Callable 6/5/02 @ 89.67               $   1,325         850

Aerospace/Defense (0.6%):
Kaman Corp.,
   Convertible Subordinated Notes,
   6.00%, 3/15/12, Continuously
   Callable @ 100                              350         336

Apparel (1.5%):
Jones Apparel Group, Inc.,
   Convertible Subordinated Notes,
   0.00%, 2/1/21,
   Callable 2/1/04 @ 55.44                     800         429
Jones Apparel Group, Inc.,
   Convertible Subordinated Notes,
   0.00%, 2/1/21,
   Callable 2/1/04 @ 55.44                     900         483

                                                           912

Automotive (0.9%):
Navistar Financial Corp.,
   Convertible Subordinated Notes,
   4.75%, 4/1/09,
   Callable 4/1/05 @ 102.04                    200         147
Navistar Financial Corp.,
   Convertible Subordinated Notes,
   4.75%, 4/1/09,
   Callable 4/1/05 @ 100                       500         368

                                                           515

Biotechnology (0.9%):
Amgen, Inc.,
   Convertible Subordinated Notes,
   0.00%, 3/1/32,
   Callable 3/1/07 @ 75.54                     315         225
Human Genome Sciences, Inc.,
   Convertible Subordinated Notes,
   3.75%, 3/15/07,
   Callable 3/21/03 @ 101.88                   500         313

                                                           538


                                         Principal
Security Description                        Amount       Value

Broadcasting/Cable (2.5%):
Liberty Media Group,
   Convertible Subordinated Notes,
   4.00%, 11/15/29,
   Callable 11/15/03 @ 100               $     800   $     400
Liberty Media Group,
   Convertible Subordinated Notes,
   4.00%, 11/15/29,
   Callable 11/15/03 @ 100                     900         450
Liberty Media Group,
   Convertible Subordinated Notes,
   3.50%, 1/15/31,
   Callable 1/15/06 @ 100                    1,055         636

                                                         1,486

Computers & Peripherals (0.7%):
Hewlett-Packard Co.,
   Convertible Subordinated Notes,
   0.00%, 10/14/17,
   Callable 10/14/02 @ 62.81                 1,000         409

Electronics (2.0%):
Agilent Technologies, Inc.,
   Convertible Subordinated Notes,
   3.00%, 12/1/21,
   Callable 12/6/04 @ 100                      325         280
Agilent Technologies, Inc.,
   Convertible Subordinated Notes,
   3.00%, 12/1/21,
   Callable 12/6/04 @ 100                       25          22
Cymer, Inc.,
   Convertible Subordinated Notes,
   3.50%, 2/15/09,
   Callable 2/20/05 @ 101.75                   200         174
Cymer, Inc.,
   Convertible Subordinated Notes,
   3.50%, 2/15/09,
   Callable 2/20/05 @ 101.75                   550         477
Thermo Electron Corp.,
   Convertible Subordinated Notes,
   4.00%, 1/15/05,
   Callable 11/29/02 @ 100                     250         241

                                                         1,194

Entertainment (0.7%):
AOL Time Warner, Inc.,
   Convertible Subordinated Notes,
   0.00%, 12/6/19,
   Callable 12/6/04 @ 63.98                    745         393

Financial & Insurance (1.6%):
PMI Group, Inc.,
   Convertible Subordinated Notes,
   2.50%, 7/15/21,
   Callable 7/15/06 @ 100                      900         952


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Convertible Fund                                               October 31, 2002

(Amounts in Thousands)

                                        Principal
Security Description                      Amount       Value

Financial Services (3.5%):
First American Corp.,
   Convertible Subordinated Notes,
   4.50%, 4/15/08,
   Callable 4/15/04 @ 102.25             $     675   $     705
First American Corp.,
   Convertible Subordinated Notes,
   4.50%, 4/15/08,
   Callable 4/15/04 @ 102.25                   100         104
Goldman Sachs Group, Inc.,
   Convertible Subordinated Notes,
   1.00%, 5/24/08,
   Callable 5/24/03 @ 100, MTN                 900         787
JMH Finance Ltd.,
   Convertible Subordinated Notes,
   4.75%, 9/6/07                               480         466

                                                         2,062

Health Care (1.5%):
Health Management Associates, Inc.,
   Convertible Subordinated Notes,
   0.25%, 8/16/20,
   Callable 8/16/03 @ 63.59                  1,300         873

Insurance-- Multi-Line (4.3%):
American International Group, Inc.,
   Convertible Subordinated Notes,
   0.50%, 5/15/07,
   Callable 5/15/03 @ 100                      900         830
Loews Corp.,
   Convertible Subordinated Notes,
   3.13%, 9/15/07,
   Callable 9/15/02 @ 101.56                 1,000         872
Ohio Casualty Corp.,
   Convertible Subordinated Notes,
   5.00%, 3/19/22,
   Callable 3/23/05 @ 102.00                    80          76
Ohio Casualty Corp.,
   Convertible Subordinated Notes,
   5.00%, 3/19/22,
   Callable 3/23/05 @ 100                      170         162
USF&G Corp.,
   Convertible Subordinated Notes,
   0.00%, 3/3/09,
   Callable 3/3/03 @ 76.57                     850         640

                                                         2,580

Machinery (1.0%):
Brooks Automation, Inc.,
   Convertible Subordinated Notes,
   4.75%, 6/1/08,
   Callable 6/6/04 @ 100                       800         595

Medical Equipment & Supplies (0.5%):
Apogent Technologies, Inc.,
   Convertible Subordinated Notes,
   2.25%, 10/15/21,
   Callable 10/20/04 @ 100                     300         296


                                          Principal
Security Description                        Amount       Value

Oil & Gas Exploration,
   Production & Services (6.3%):
Anadarko Petroleum Corp.,
   Convertible Subordinated Notes,
   0.00%, 3/7/20,
   Callable 3/7/03 @ 55.44               $     500   $     303
Devon Energy Corp.,
   Convertible Subordinated Notes,
   4.90%, 8/15/08,
   Callable 8/15/02 @ 103                    1,600       1,593
Kerr-McGee Corp.,
   Convertible Subordinated Notes,
   5.25%, 2/15/10,
   Callable 2/15/05 @ 102.63                 1,150       1,237
Pogo Producing Co.,
   Convertible Subordinated Notes,
   5.50%, 6/15/06,
   Callable 6/15/02 @ 102.20                   350         368
Sunoco, Inc.,
   Convertible Subordinated Notes,
   6.75%, 6/15/12,
   Continuously Callable @ 100                 242         244

                                                         3,745

Pharmaceuticals (6.3%):
Alpharma, Inc.,
   Convertible Subordinated Notes,
   3.00%, 6/1/06,
   Callable 6/16/02 @ 112.67                   500         361
Alza Corp.,
   Convertible Subordinated Notes,
   0.00%, 7/14/14,
   Callable 7/14/02 @ 53.69                    280         420
Alza Corp.,
   Convertible Subordinated Notes,
   0.00%, 7/28/20,
   Callable 7/28/03 @ 60.28                    400         338
Alza Corp.,
   Convertible Subordinated Notes,
   0.00%, 7/28/20,
   Callable 7/28/03 @ 60.28                    250         211
Cephalon, Inc.,
   Convertible Subordinated Notes,
   2.50%, 12/15/06,
   Callable 12/20/04 @ 100                     500         462
Isis Pharmaceuticals, Inc.,
   Convertible Subordinated Notes,
   5.50%, 5/1/09,
   Callable 5/1/05 @ 103.14                    450         395
Teva Pharmaceutical Finance LLC,
   Convertible Subordinated Notes,
   1.50%, 10/15/05,
   Callable 10/15/03 @ 100.38                  900         992
Vertex Pharmaceuticals, Inc.,
   Convertible Subordinated Notes,
   5.00%, 9/19/07,
   Callable 9/19/03 @ 102.86                   500         372


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Convertible Fund                                               October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

Vertex Pharmaceuticals, Inc.,
   Convertible Subordinated Notes,
   5.00%, 9/19/07,
   Callable 9/19/03 @ 102.86             $     250   $     186

                                                         3,737
Real Estate (0.9%):
EOP Operating LP,
   Convertible Subordinated Notes,
   7.25%, 11/15/08,
   Callable 11/15/04 @ 100                     500         518

Restaurants (0.3%):
Brinker International Inc.,
   Convertible Subordinated Notes,
   0.00%, 10/10/21,
   Callable 10/10/04 @ 62.86                   275         178

Retail-- Discount (0.7%):
Costco Wholesale Corp.,
   Convertible Subordinated Notes,
   0.00%, 8/19/17,
   Callable 8/19/02 @ 59.43                    500         401

Retail-- Drug Stores (0.4%):
Duane Reade, Inc.,
   Convertible Subordinated Notes,
   2.15%, 4/16/22,
   Callable 4/16/07 @ 100                      500         241

Retail-- Specialty Stores (1.8%):
TJX Cos., Inc.,
   Convertible Subordinated Notes,
   0.00%, 2/13/21,
   Callable 2/13/07 @ 75.68                  1,300       1,069

Semiconductors (6.1%):
Burr-Brown Corp.,
   Convertible Subordinated Notes,
   4.25%, 2/15/07,
   Callable 2/20/03 @ 102.43                 1,000         994
Burr-Brown Corp.,
   Convertible Subordinated Notes,
   4.25%, 2/15/07,
   Callable 2/20/03 @ 102.43                   300         299
Cypress Semiconductor Corp.,
   Convertible Subordinated Notes,
   4.00%, 2/1/05,
   Callable 2/5/03 @ 101                       900         636
International Rectifier Corp.,
   Convertible Subordinated Notes,
   4.25%, 7/15/07,
   Callable 7/18/03 @ 102.43                   250         199
International Rectifier Corp.,
   Convertible Subordinated Notes,
   4.25%, 7/15/07,
   Callable 7/18/03 @ 102.43                   250         199
LSI Logic Corp.,
   Convertible Subordinated Notes,
   4.25%, 3/15/04,
   Callable 3/15/03 @ 100.85                   900         851


                                          Principal
Security Description                        Amount       Value

LTX Corp.,
   Convertible Subordinated Notes,
   4.25%, 8/15/06,
   Callable 8/19/04 @ 101.70             $     100  $       56
Veeco Instruments, Inc.,
   Convertible Subordinated Notes,
   4.13%, 12/21/08,
   Callable 12/21/04 @ 102.36                  600         426

                                                         3,660

Software & Computer Services (6.5%):
ASML Holding NV,
   Convertible Subordinated Notes,
   4.25%, 11/30/04,
   Callable 12/5/02 @ 101.70                   500         409
First Data Corp.,
   Convertible Subordinated Notes,
   2.00%, 3/1/08,
   Callable 3/1/04 @ 100                     1,195       1,354
Mercury Interactive Corp.,
   Convertible Subordinated Notes,
   4.75%, 7/1/07,
   Callable 7/1/03 @ 102.71                  1,000         851
Rational Software Corp.,
   Convertible Subordinated Notes,
   5.00%, 2/1/07,
   Callable 2/5/03 @ 102.86                  1,000         830
Siebel Systems, Inc.,
   Convertible Subordinated Notes,
   5.50%, 9/15/06,
   Callable 9/15/02 @ 103.14                   350         334
Siebel Systems, Inc.,
   Convertible Subordinated Notes,
   5.50%, 9/15/06,
   Callable 9/15/02 @ 103.14                   100          96

                                                         3,874

Telecommunications (0.8%):
Cox Communications, Inc.,
   Convertible Subordinated Notes,
   3.00%, 3/14/30,
   Callable 3/17/04 @ 100                      200          74
Juniper Networks, Inc.,
   Convertible Subordinated Notes,
   4.75%, 3/15/07,
   Callable 3/15/03 @ 102.71                   600         425

                                                           499

Telecommunications --
   Services & Equipment (3.3%):
CommScope, Inc.,
   Convertible Subordinated Notes,
   4.00%, 12/15/06,
   Callable 12/15/02 @ 102.29                  900         676
CommScope, Inc.,
   Convertible Subordinated Notes,
   4.00%, 12/15/06,
   Callable 12/15/02 @ 102.29                  600         452


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Convertible Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

                                           Shares or
                                           Principal
Security Description                         Amount       Value

Verizon Global Funding Corp.,
   Convertible Subordinated Notes,
   5.75%, 4/1/03,
   Callable 11/29/02 @ 101.15            $     310   $     312
Verizon Global Funding Corp.,
   Convertible Subordinated Notes,
   5.75%, 4/1/03,
   Callable 11/29/02 @ 101.15                  550         553

                                                         1,993

Transportation Services (2.5%):
GATX Corp.,
   Convertible Subordinated Notes,
   7.50%, 2/1/07                               410         401
United Parcel Service, Inc.,
   Convertible Subordinated Notes,
   1.75%, 9/27/07,
   Callable 9/27/03 @ 100                    1,070       1,113

                                                         1,514

Total Convertible Bonds (Cost $39,849)                  35,420

Convertible Preferred Stock (37.9%)

Automotive (5.1%):
Ford Motor Co. Capital Trust II, 6.50%      46,300       1,699
General Motors Corp., Series B, 5.25%       67,100       1,399

                                                         3,098

Banks (1.9%):
Commerce Bancorp, Inc., 5.95%                7,500         420
Commerce Capital Trust II, 5.95%             5,000         280
Washington Mutual, Inc., 5.38%               8,000         419

                                                         1,119

Building Materials (0.9%):
Texas Industries, Inc., 5.50%               17,000         527

Commercial Services (1.8%):
Cendant Corp., 7.75%                        31,000       1,053

Food Products (1.0%):
Suiza Capital Trust II, 5.50%               10,800         575

Household Goods-- Appliances,
   Furnishings & Electronics (2.7%):
Newell Financial Trust I, 5.25%             34,200       1,586

Insurance-- Multi-Line (4.3%):
ACE Ltd., 8.25%                             18,500       1,165
Metlife Capital Trust I, 8.00%              11,550         873
Travelers Property
   Casualty Corp., 4.50%                    26,900         572

                                                         2,610

Mining (0.3%):
Freeport-McMoRan Copper
   & Gold, Inc., 7.00%                      11,500         178

Oil-Integrated Companies (3.7%):
Unocal Capital Trust, 6.25%                 34,000       1,628
Vec Trust I, 7.75%                          19,350         553

                                                          2,181

Security Description                        Shares       Value

Oilfield Services & Equipment (2.8%):
EVI, Inc., 5.00%                            34,000    $  1,696

Paper & Forest Products (2.3%):
International Paper
   Capital Trust, 5.25%                     29,700       1,359

Pipelines (0.7%):
Western Gas Resources, Inc., 2.63%           8,800         429

Publishing (1.7%):
Tribune Co., 2.00%                          14,000         998

Railroads (2.6%):
Union Pacific Capital Trust, 6.25%          30,000       1,523

Real Estate Investment Trusts (2.1%):
Equity Residential Properties Trust,
   Series E, 7.00%                          16,000         428
Simon Property Group, Inc.,
   Series B, 6.50%                           9,000         828

                                                         1,256

Retail -- Specialty Stores (0.3%):
Toys "R" Us, Inc., 6.25%                     5,390         183

Telecommunications (1.5%):
Citizens Communications Co., 6.75%          30,000         556
Motorola, Inc., 7.00%                       10,050         337

                                                           893

Utilities -- Electric (2.2%):
Duke Energy Corp., 8.00%                    10,900         178
FPL Group, Inc., 8.50%                      19,000       1,048
Sempra Energy, 8.50%                         5,000         113

                                                         1,339

Total Convertible Preferred Stock (Cost $24,265)        22,603

RIGHTS (0.0%)

Savings & Loans (0.0%):
Bank United Corp.                           10,017           1

Total RIGHTS (Cost $0)                                       1

Total Investments (Cost $64,794) (a) -- 98.7%           58,835

Other assets in excess of liabilities -- 1.3%              797

NET ASSETS -- 100.0%                                   $59,632

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                             $2,749

     Unrealized depreciation                             (8,708)

     Net unrealized depreciation                        $(5,959)

     Securities in this portfolio may be restricted as to resale to institutional investors only, in accordance with the Securities Act of 1933.

MTN -- Medium Term Note

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Real Estate Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                        Shares       Value

Common Stock (88.8%)

Real Estate Development (1.5%):
St. Joe Co.                                 14,000   $     409

Real Estate Investment Trusts (87.3%):
Apartments (17.9%):
Apartment Investment & Management
   Co., Class A                             15,727         553
Archstone-- Smith Trust                     31,600         725
AvalonBay Communities, Inc.                 30,000       1,130
BRE Properties, Inc.                        15,000         431
Equity Residential Properties Trust         32,000         759
Gables Residential Trust                    17,000         385
Home Properties of New York, Inc.           20,000         634
Post Properties, Inc.                        5,000         117
Summit Properties, Inc.                     15,500         281

                                                         5,015

Diversified (8.5%):
Cousins Properties, Inc.                    15,500         347
Crescent Real Estate Equities Co.           15,000         221
Duke Realty Corp.                            5,000         122
Highwoods Properties, Inc.                  10,000         200
Vornado Realty Trust                        41,000       1,507

                                                         2,397

Forest Products (1.6%):
Plum Creek Timber Co., Inc.                 20,000         452

Health Care (3.2%):
Health Care Property Investors, Inc.        21,000         907

Hotels (2.1%):
Host Marriott Corp.                         35,000         287
Meristar Hospitality Corp.                  40,000         304

                                                           591

Industrial Development (8.7%):
AMB Property Corp.                          40,000       1,072
EastGroup Properties, Inc.                  10,000         243
ProLogis                                    47,000       1,137

                                                         2,452

Office (34.0%):
Alexandria Real Estate Equities, Inc.       21,000         882
AmeriVest Properties, Inc.                 133,500         748
Arden Realty, Inc.                          25,000         535
Boston Properties, Inc.                     48,000       1,713
Brandywine Realty Trust                     58,000       1,159
CarrAmerica Realty Corp.                    28,000         665
Corporate Office Properties Trust           30,000         404
Equity Office Properties Trust              79,000       1,901
Keystone Property Trust                     30,000         497
Parkway Properties, Inc.                     8,000         268
SL Green Realty Corp.                       25,000         730

                                                         9,502

                                          Shares or
                                         Principal
Security Description                        Amount       Value

Shopping Centers (11.3%):
General Growth Properties, Inc.             20,000   $     962
Kimco Realty Corp.                          33,000       1,000
Simon Property Group, Inc.                  35,000       1,195

                                                         3,157

Total Common Stocks (Cost $25,481)                      24,882

Convertible Preferred Stock (3.7%)

Real Estate Investment Trusts (3.7%):
Apartments (1.5%):
Equity Residential Properties
   Trust, Series G, 7.25%                   18,000         426

Diversified (1.7%):
Crescent Real Estate Equities Co.,
   Series A, 6.75%                          10,000         176
Reckson Associates Realty Corp.,
   Series A, 7.63%                          13,000         279

                                                           455

Shopping Centers (0.5%):
General Growth Properties, Inc.,
   Series A, 7.25%                           5,000         154

Total Convertible Preferred Stock (Cost $1,102)          1,035

Preferred Stocks (0.9%)

Real Estate Investment Trusts (0.9%):
Apartments (0.9%):
BRE Properties, Inc.                        10,000         256

Total Preferred Stocks (Cost $257)                         256

U.S. Government Agencies (6.6%)

Student Loan Marketing Assoc. (6.6%):
1.52%, 11/1/02                            $  1,854       1,854

Total U.S. Government Agencies (Cost $1,854)             1,854

Total Investments (Cost $28,694) (a) -- 100.0%          28,027

Other assets in excess of liabilities -- 0.0%               10

NET ASSETS -- 100.0%                                   $28,037

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $ 1,525

     Unrealized depreciation                            (2,192)

     Net unrealized depreciation                      $   (667)

                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                     Balanced          Convertible      Real Estate
                                                                       Fund               Fund             Fund

ASSETS:
Investments, at value (Cost $307,925; $64,794; $28,694)               $300,537           $58,835          $28,027
Collateral received for securities on loan                              84,258                --               --
Cash                                                                        10                10               10
Interest and dividends receivable                                        1,388               415               20
Receivable from brokers for investments sold                             2,949               421               --
Receivable from distributor                                                 --                 2                5
Reclaims receivable                                                          6                --               --
Prepaid expenses and other assets                                           18                11               16

         Total Assets                                                  389,166            59,694           28,078

LIABILITIES:
Payable to brokers for investments purchased                             2,404                --               --
Payable for return of collateral received                               84,258                --               --
Accrued expenses and other payables:
     Investment advisory fees                                              178                38               15
     Administration fees                                                     2                 1               --
     Custodian fees                                                         42                 4                3
     Transfer agent fees                                                    13                 5                3
     Shareholder service fees-- Class A                                     64                 8               --
     12b-1 Fees-- Class G                                                    1                 1                2
     Other                                                                  20                 5               18

         Total Liabilities                                              86,982                62               41

NET ASSETS:
Capital                                                                327,424            72,534           29,331
Accumulated net investment income                                           97                96              274
Net unrealized (depreciation) from investments                          (7,851)           (5,959)            (667)
Net unrealized appreciation from translation of assets
   and liabilities in foreign currencies                                   465                --               --
Accumulated undistributed net realized losses from
   investment transactions and foreign currency transactions           (17,951)           (7,039)            (901)

         Net Assets                                                   $302,184           $59,632          $28,037

Net Assets
     Class A                                                          $298,643           $58,115          $23,754
     Class C                                                                --                --              242
     Class G                                                             3,541             1,517            4,041

         Total                                                        $302,184           $59,632          $28,037

Outstanding units of beneficial interest (shares)
     Class A                                                            28,490             5,789            1,993
     Class C                                                                --                --               20
     Class G                                                               337               150              340

         Total                                                          28,827             5,939            2,353

Net asset value
     Redemption price per share-- Class A                             $  10.48           $ 10.04          $ 11.92
     Offering and redemption price per share-- Class C                      --                --          $ 11.91
     Offering and redemption price per share-- Class G                $  10.49           $ 10.09          $ 11.89

Maximum sales charge-- Class A                                            5.75%             5.75%            5.75%

Maximum offering price per share (100%/(100%-maximum sales charge)
   of net asset value adjusted to nearest cent)-- Class A             $  11.12           $ 10.65          $ 12.65


                      See notes to financial statements.


                                                      Statements of Operations
The Victory Portfolios                     For the Year Ended October 31, 2002

(Amounts in Thousands)

                                                                                                               Real
                                                                         Balanced         Convertible         Estate
                                                                           Fund              Fund              Fund

Investment Income:
Interest income                                                         $   7,991           $ 1,397         $      53
Dividend income                                                             3,897             1,811             1,172
Foreign tax withholding                                                       (26)               --                --
Income from securities lending                                                 88                --                --

     Total Income                                                          11,950             3,208             1,225

Expenses:
Investment advisory fees                                                    2,504               546               193
Administration fees                                                           452                96                31
Shareholder service fees-- Class A                                            863               177                49
12b-1 fees-- Class C                                                           --                --                 1
12b-1 fees-- Class G                                                           16                 9                15
Accounting fees                                                               136                60                56
Custodian fees                                                                196                25                14
Legal and audit fees                                                           35                 8                 5
Trustees' fees and expenses                                                    13                 3                 1
Transfer agent fees                                                           102                38                22
Registration and filing fees                                                   28                24                21
Printing fees                                                                   9                 9                 2
Other                                                                          24                 5                 2

     Total Expenses                                                         4,378             1,000               412

Expenses voluntarily reduced                                                 (243)               (9)              (43)

     Expenses before reimbursement from distributor                         4,135               991               369
     Expenses reimbursed by distributor                                       (18)              (25)              (21)

     Net Expenses                                                           4,117               966               348

Net Investment Income                                                       7,833             2,242               877

Realized/Unrealized Gains (Losses) from Investments
   and Foreign Currencies:
Net realized gains (losses) from investment transactions                  (15,541)           (6,800)               62
Net realized losses from foreign currency transactions                        (44)               --                --
Net change in unrealized appreciation/depreciation from investments       (20,039)           (1,928)           (1,615)
Net change in unrealized appreciation/depreciation from translation
   of assets and liabilities in foreign currencies                              6                --                --

Net realized/unrealized losses from investments and foreign currencies    (35,618)           (8,728)           (1,553)

Change in net assets resulting from operations                          $ (27,785)          $(6,486)        $    (676)


                      See notes to financial statements.



The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                      Balanced                    Convertible                   Real Estate
                                                        Fund                         Fund                          Fund

                                                Year           Year           Year           Year          Year           Year
                                                Ended          Ended          Ended          Ended         Ended          Ended
                                             October 31,    October 31,    October 31,    October 31,   October 31,    October 31,
                                                2002           2001           2002           2001          2002           2001

From Investment Activities:
Operations:
     Net investment income                   $   7,833        $  9,514      $  2,242       $  2,494      $    877        $   771
     Net realized gains (losses) from
       investment transactions                 (15,541)         21,125        (6,800)          (239)           62          1,043
     Net realized losses from
       foreign currency transactions               (44)            (75)           --             --            --             --
     Net change in unrealized appreciation/
       (depreciation) from investments         (20,039)        (58,116)       (1,928)        (9,725)       (1,615)          (438)
     Net change in unrealized appreciation/
       (depreciation) from translation
       of assets and liabilities
       in foreign currencies                         6              (1)           --             --            --             --

Change in net assets resulting
   from operations                             (27,785)        (27,553)       (6,486)        (7,470)         (676)         1,376

Distributions to Shareholders:
     From net investment income by class:
         Class A                                (8,488)         (9,311)       (2,132)        (2,595)         (625)          (587)
         Class C                                    --              --            --             --            (2)            --
         Class G                                   (69)            (34)          (45)           (24)          (74)           (12)
     From net realized gains from
       investment transactions
       and foreign currencies                  (21,283)        (27,017)           --        (10,650)           --             --

Change in net assets from
   distributions to shareholders               (29,840)        (36,362)       (2,177)       (13,269)         (701)          (599)

Capital Transactions:
     Proceeds from shares issued                51,697          69,858        18,703         47,217        25,167          7,086
     Dividends reinvested                       27,798          33,818         1,505          9,533           324            290
     Cost of shares redeemed                  (108,165)        (65,029)      (29,204)       (55,458)      (13,423)        (4,746)

Change in net assets
   from capital transactions                   (28,670)         38,647        (8,996)         1,292        12,068          2,630

Change in net assets                           (86,295)        (25,268)      (17,659)       (19,447)       10,691          3,407

Net Assets:
     Beginning of period                       388,479         413,747        77,291         96,738        17,346         13,939

     End of period                           $ 302,184        $388,479      $ 59,632       $ 77,291      $ 28,037        $17,346

Share Transactions:
     Issued                                      4,399           5,287         1,690          3,825         1,949            584
     Reinvested                                  2,360           2,549           138            775            25             24
     Redeemed                                   (9,400)         (4,954)       (2,703)        (4,558)       (1,051)          (391)

Change in Shares                                (2,641)          2,882          (875)            42           923            217


                      See notes to financial statements.



The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                             Balanced Fund

                                                            Class A Shares


                                        Year        Year        Year         Year        Year
                                        Ended       Ended       Ended        Ended       Ended
                                      October 31, October 31, October 31,  October 31, October 31,
                                        2002        2001        2000         1999        1998

Net Asset Value,
   Beginning of Period               $  12.35    $  14.47    $  15.10     $  14.67    $  13.87

Investment Activities
     Net investment income               0.26        0.30        0.33         0.32        0.37
     Net realized and unrealized
       gain (loss) on investments
       and foreign currency
       transactions                     (1.17)      (1.17)       0.62         1.34        1.54

         Total from
         Investment Activities          (0.91)      (0.87)       0.95         1.66        1.91

Distributions
     Net investment income              (0.28)      (0.30)      (0.34)       (0.31)      (0.37)
     In excess of net
       investment income                   --          --       (0.01)          --          --
     Net realized gains                 (0.68)      (0.95)      (1.23)       (0.92)      (0.74)

         Total Distributions            (0.96)      (1.25)      (1.58)       (1.23)      (1.11)

Net Asset Value, End of Period       $  10.48    $  12.35    $  14.47     $  15.10    $  14.67

Total Return (excludes sales charge)    (8.05)%     (6.50)%      6.74%       11.73%      14.55%

Ratios/Supplemental Data:
Net Assets at end of period (000)    $298,643    $386,284    $412,606     $422,586    $418,807
Ratio of expenses to
   average net assets <F6>               1.17%       1.25%       1.27%        1.27%       1.27%
Ratio of net investment income
   to average net assets <F6>            2.25%       2.30%       2.36%        2.13%       2.54%
Ratio of expenses to
   average net assets<F1>                1.24%       1.32%       1.35%        1.50%       1.50%
Ratio of net investment income
   to average net assets<F1>             2.18%       2.23%       2.28%        1.90%       2.31%
Portfolio turnover <F7>                   103%        116%        140%         177%        231%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Less than $0.01 per share.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses (excluding certain items) of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2012.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                   Balanced Fund

                                                  Class G Shares

                                                                December 15,
                                        Year         Year          1999
                                        Ended        Ended        through
                                      October 31,  October 31,   October 31,
                                        2002         2001        2000<F2>

Net Asset Value,
   Beginning of Period                 $12.36       $14.49      $13.92

Investment Activities
     Net investment income               0.20         0.26        0.30
     Net realized and unrealized
       gain (loss) on investments
       and foreign currency
       transactions                     (1.15)       (1.18)       0.57

         Total from
         Investment Activities          (0.95)       (0.92)       0.87

Distributions
     Net investment income              (0.24)       (0.26)      (0.30)
     In excess of net
       investment income                   --           --          --<F3>
     Net realized gains                 (0.68)       (0.95)         --

         Total Distributions            (0.92)       (1.21)      (0.30)

Net Asset Value, End of Period         $10.49       $12.36      $14.49

Total Return (excludes sales charge)    (8.40)%      (6.86)%      6.32%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)      $3,541       $2,195      $1,141
Ratio of expenses to
   average net assets <F6>               1.58%        1.59%       1.57%<F5>
Ratio of net investment income
   to average net assets <F6>            1.87%        1.95%       2.04%<F5>
Ratio of expenses to
   average net assets<F1>                2.21%        2.42%       3.95%<F5>
Ratio of net investment income
   to average net assets<F1>             1.24%        1.12%      (0.34)%<F5>
Portfolio turnover <F7>                   103%         116%        140%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Less than $0.01 per share.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses (excluding certain items) of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2012.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                                      Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                             Convertible Fund

                                                                              Class A Shares
                                                                                                      Eleven
                                             Year          Year           Year          Year          Months               Year
                                             Ended         Ended          Ended         Ended         Ended               Ended
                                          October 31,   October 31,    October 31,   October 31,    October 31,       November 30,
                                             2002          2001           2000          1999          1998<F2>            1997

Net Asset Value, Beginning of Period       $ 11.34       $ 14.29       $ 12.99       $ 12.22       $  14.33           $  13.55

Investment Activities
     Net investment income                    0.34          0.33          0.54          0.67           0.58               0.62
     Net realized and unrealized gain
       (loss) on investments                 (1.31)        (1.40)         1.97          0.83          (1.08)              1.43

         Total from Investment
           Activities                        (0.97)        (1.07)         2.51          1.50          (0.50)              2.05

Distributions
     Net investment income                   (0.33)        (0.35)        (0.58)        (0.70)         (0.54)             (0.65)
     Net realized gains                         --         (1.53)        (0.63)        (0.03)         (1.07)             (0.62)

         Total Distributions                 (0.33)        (1.88)        (1.21)        (0.73)         (1.61)             (1.27)

Net Asset Value, End of Period             $ 10.04       $ 11.34       $ 14.29       $ 12.99       $  12.22           $  14.33

Total Return (excludes sales charge)         (8.74)%       (8.22)%       20.57%        12.46%         (3.69)%<F4>        16.26%

Ratios/Supplemental Data:
Net Assets at end of period (000)          $58,115       $74,930       $96,451       $79,655       $108,069           $104,982
Ratio of expenses to
   average net assets <F6>                    1.32%         1.26%         1.24%         1.24%          1.20%<F5>          1.34%
Ratio of net investment income
   to average net assets <F6>                 3.08%         2.76%         4.01%         4.94%          4.60%<F5>          4.75%
Ratio of expenses to
   average net assets<F1>                     1.34%         1.32%         1.24%         <F8>           <F8>               <F8>
Ratio of net investment income
    to average net assets<F1>                 3.06%         2.70%         4.01%         <F8>           <F8>               <F8>
Portfolio turnover <F7>                         50%           72%           95%           73%            77%                77%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the Advisor has agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund will not exceed 2.00% until at least February 28, 2012.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no voluntary fee reductions during the period.





The Victory Portfolios                                      Financial Highlights

For a Share Outstanding Throughout Each Period


                                                       Convertible Fund

                                                        Class G Shares
                                                                         December 21,
                                               Year         Year            1999
                                              Ended        Ended          through
                                           October 31,  October 31,     October 31,
                                              2002          2001          2000<F3>

Net Asset Value, Beginning of Period      $11.38         $14.34         $12.56

Investment Activities
     Net investment income                  0.31           0.30           0.54
     Net realized and unrealized gain
       (loss) on investments               (1.30)         (1.41)          1.82

         Total from Investment
           Activities                      (0.99)         (1.11)          2.36

Distributions
     Net investment income                 (0.30)         (0.32)         (0.58)
     Net realized gains                       --          (1.53)            --

         Total Distributions               (0.30)         (1.85)         (0.58)

Net Asset Value, End of Period            $10.09         $11.38         $14.34

Total Return (excludes sales charge)       (8.90)%        (8.48)%        19.07%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)         $1,517         $2,361         $  287
Ratio of expenses to
   average net assets <F6>                  1.60%          1.59%          1.55%<F5>
Ratio of net investment income
   to average net assets <F6>               2.81%          2.06%          3.18%<F5>
Ratio of expenses to
   average net assets<F1>                   2.39%          2.81%         13.40%<F5>
Ratio of net investment income
    to average net assets<F1>               2.02%          0.84%         (8.67)%<F5>
Portfolio turnover <F7>                       50%            72%            95%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the Advisor has agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund will not exceed 2.00% until at least February 28, 2012.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no voluntary fee reductions during the period.


                      See notes to financial statements.



The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                 Real Estate Fund

                                                                  Class A Shares

                                                Year           Year          Year         Year         Year
                                                Ended          Ended         Ended        Ended        Ended
                                             October 31,     October 31,  October 31,  October 31,  October 31,
                                                2002           2001          2000         1999         1998

Net Asset Value, Beginning of Period          $ 12.13       $ 11.49       $  9.70       $ 10.19       $ 12.07

Investment Activities
     Net investment income                       0.41          0.55          0.57          0.52          0.50
     Net realized and unrealized gain
       (loss) on investments                    (0.22)         0.54          1.63         (0.50)        (1.90)

         Total from Investment
           Activities                            0.19          1.09          2.20          0.02         (1.40)

Distributions
     Net investment income                      (0.40)        (0.45)        (0.41)        (0.51)        (0.44)
     Net realized gains                            --            --            --            --         (0.04)

         Total Distributions                    (0.40)        (0.45)        (0.41)        (0.51)        (0.48)

Net Asset Value, End of Period                $ 11.92       $ 12.13       $ 11.49       $  9.70       $ 10.19

Total Return (excludes sales charge)             1.37%         9.48%        23.04%         0.03%       (11.91)%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $23,754       $16,660       $13,864       $14,205       $16,624
Ratio of expenses to
   average net assets <F5>                       1.40%         1.39%         1.40%         1.16%         0.83%
Ratio of net investment income
   to average net assets <F5>                    3.68%         4.83%         4.92%         4.92%         4.95%
Ratio of expenses to
   average net assets<F1>                        1.61%         1.77%         1.77%         1.91%         1.95%
Ratio of net investment income
    to average net assets<F1>                    3.47%         4.45%         4.55%         4.17%         3.83%
Portfolio turnover <F6>                            23%           75%           73%           62%           53%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Fund will not exceed 2.00% until at least February 28,2012. Also, the Advisor has agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.20%, until at least February 28, 2005 and 2.50% until at least February 28, 2012.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                             Real Estate Fund

                                                   Class C Shares          Class G Shares

                                                March 1,                           December 15,
                                                 2002       Year          Year        1999
                                                through     Ended         Ended      through
                                             October 31,  October 31,  October 31,  October 31,
                                               2002<F2>     2002          2001       2000<F2>

Net Asset Value, Beginning of Period          $12.80       $12.10       $11.49       $  9.18

Investment Activities
     Net investment income                      0.32         0.47         0.45          0.46
     Net realized and unrealized gain
       (loss) on investments                   (0.99)       (0.31)        0.58          2.25

         Total from Investment
           Activities                          (0.67)        0.16         1.03          2.71

Distributions
     Net investment income                     (0.22)       (0.37)       (0.42)        (0.40)
     Net realized gains                           --           --           --            --

         Total Distributions                   (0.22)       (0.37)       (0.42)        (0.40)

Net Asset Value, End of Period                $11.91       $11.89       $12.10       $11.49

Total Return (excludes sales charge)           (5.39)%<F3>   1.11%        8.97%        29.92%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)             $  242       $4,041       $  686       $    75
Ratio of expenses to
   average net assets <F5>                      2.15%<F4>    1.75%        1.75%         1.65%<F4>
Ratio of net investment income
   to average net assets <F5>                   3.36%<F4>    3.31%        4.58%         4.40%<F4>
Ratio of expenses to
   average net assets<F1>                       3.38%<F4>    2.35%        6.78%        31.78%<F4>
Ratio of net investment income
    to average net assets<F1>                   2.13%<F4>    2.71%       (0.45)%      (25.73)%<F4>
Portfolio turnover <F6>                           23%          23%          75%           73%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Fund will not exceed 2.00% until at least February 28,2012. Also, the Advisor has agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.20%, until at least February 28, 2005 and 2.50% until at least February 28, 2012.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Intermediate Income Fund                      October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

Asset Backed Securities (8.3%)

American Housing Trust,
   Series VIII, Class K,
   9.00%, 1/25/21                          $   560    $    584
Bank One Issuance Trust,
   Series 2002-A2, Class A2,
   4.16%, 1/15/08                              810         845
Caterpillar Financial Asset Trust,
   Series 2001-A, Class A3,
   4.85%, 4/25/07                            3,231       3,316
Chase Manhattan Auto Owner Trust,
   Series 2001-A, Class A4,
   5.07%, 2/15/08                            1,512       1,598
CIT Equipment Collateral,
   Series 2001-A, Class A4,
   4.84%, 9/20/12                              660         692
Citibank Credit Card Issuance Trust,
   Series 2002-A1, Class A1,
   4.95%, 2/9/09                               970       1,036
Daimler Chrysler Auto Trust,
   Series 2000-C, Class A3,
   6.82%, 9/6/04                               967         981
Discover Card Master Trust I,
   Series 2001-6, Class A,
   5.75%, 12/15/08                           1,360       1,482
DVI Receivables Corp.,
   Series 2001-2, Class A4,
   4.61%, 11/11/09                           1,350       1,415
Ford Credit Auto Owner Trust,
   Series 2000-F,
   6.56%, 5/15/04                            1,120       1,144
Ford Credit Auto Owner Trust,
   Series 2001-B, Class A5,
   5.36%, 6/15/05                            3,410       3,559
Honda Auto Receivables Owner Trust,
   Series 2001-1, Class A4,
   5.56%, 6/19/06                              758         790
JCP&L Transition Funding LLC,
   Series 2002-A, Class A1,
   4.19%, 12/5/09                            1,950       2,032
MBNA Credit Card Master Note Trust,
   Series 2001-A1, Class A1,
   5.75%, 10/15/08                           2,185       2,390
MBNA Master Credit Card Trust,
   Series 1999-M, Class A,
   6.60%, 4/16/07                            1,380       1,502
Residential Asset Securities Corp.,
   Series 1999- KS3, Class A4,
   7.38%, 12/25/25                           1,200       1,252
Structured Asset Securities Corp.,
   Series 2001-8A, Class 1A1,
   8.00%, 5/25/31                            2,283       2,372

Total Asset Backed Securities (Cost $25,799)            26,990


                                          Principal
Security Description                        Amount       Value

Collateralized Mortgage Obligations (16.4%)

Banc of America Commercial Mortgage,
   Inc., Series 2001-1, Class A2,
   6.50%, 4/15/36                          $ 5,000    $  5,601
Commercial Mortgage Acceptance Corp.,
   Series 1998-C2, Class A2,
   6.03%, 9/15/30                            5,400       5,913
CS First Boston Mortgage Securities Corp.,
   Series 2001-CP4, Class A4,
   6.18%, 12/15/35                           5,000       5,491
Fannie Mae Grantor Trust,
   Series 2002-T16, Class A3,
   7.50%, 7/25/42                            1,637       1,775
Fannie Mae Whole Loan,
   Series 2002-W7, Class A5,
   7.50%, 2/25/29                            2,651       2,864
First Union National Bank Commercial
   Mortgage, Series 2001-C2, Class A1,
   6.20%, 1/12/43                            1,557       1,692
GE Capital Commercial Mortgage Corp.,
   Series 2001-2, Class A3,
   6.03%, 8/11/33                            5,000       5,499
Government National Mortgage Association,
   Series 2002-53, Class AH,
   8.00%, 1/16/17                            2,128       2,399
Government National Mortgage Association,
   Series 2001-12, Class B,
   6.09%, 6/16/21                            9,530      10,353
Government National Mortgage Association,
   Series 2001-34, Class A,
   5.48%, 11/16/15                           4,735       4,990
LB Commercial Conduit Mortgage Trust,
   Series 1999-C1, Class A1,
   6.41%, 6/15/31                              905         979
Mortgage Capital Funding, Inc.,
   Series 1998-MC2, Class A2,
   6.42%, 6/18/30                            2,917       3,247
Wachovia Asset Securitization, Inc.,
   Series 2002-1, Class 1A1,
   6.25%, 10/25/33                           2,746       2,825

Total Collateralized Mortgage
Obligations (Cost $50,666)                              53,628

Commercial Paper (2.7%)

General Electric Capital Corp.,
   1.90%, 11/1/02                            8,859       8,859

Total Commercial Paper (Cost $8,859)                     8,859

Corporate Bonds (43.7%)

Banks (8.1%):
Bank of America Corp.,
   7.80%, 2/15/10                            2,560       3,015
Bank One Corp.,
   6.88%, 8/1/06                             2,010       2,252
BB&T Corp.,
   4.75%, 10/1/12                            3,538       3,495


                      See notes to financial statements.

Intermediate Income Fund                      October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

European Investment Bank,
   7.13%, 9/18/06                          $ 5,658    $  6,490
First Union National Bank,
   7.80%, 8/18/10                            2,138       2,568
International Bank for Reconstruction
   and Development, 4.13%, 8/12/09           2,017       2,071
Marshall & Ilsley Bank,
   4.13%, 9/4/07                             2,827       2,899
US Bancorp,
   5.10%, 7/15/07, MTN                       3,250       3,459

                                                        26,249
Chemicals -- General (0.6%):
Praxair, Inc., 6.63%, 10/15/07               1,650       1,863

Computers & Peripherals (0.6%):
International Business Machines Corp.,
   4.25%, 9/15/09                            2,045       2,030

Cosmetics & Toiletries (0.5%):
Proctor & Gamble Co., 4.30%, 8/15/08         1,618       1,681

Financial Services (12.7%):
Boeing Capital Corp.,
   5.65%, 5/15/06                            4,300       4,407
Caterpillar Financial Services Corp.,
   5.95%, 5/1/06                             2,455       2,664
Ford Motor Credit Co.,
   6.13%, 4/28/03                            3,815       3,816
Ford Motor Credit Co.,
   6.50%, 1/25/07                            3,630       3,288
General Electric Capital Corp.,
   5.88%, 2/15/12, MTN                       1,895       1,994
General Motors Acceptance Corp.,
   6.75%, 1/15/06                            2,625       2,600
Goldman Sachs Group, Inc.,
   5.70%, 9/1/12                             2,425       2,481
John Deere BV,
   5.88%, 4/6/06                             2,290       2,464
John Deere Capital Corp.,
   7.00%, 3/15/12                            3,759       4,271
Lehman Brothers Holdings, Inc.,
   7.88%, 8/15/10                            1,355       1,568
Morgan Stanley Group, Inc.,
   6.88%, 3/1/07                             2,162       2,406
National Rural Utilities,
   5.75%, 8/28/09                            2,910       2,990
Verizon Global Funding Corp.,
   7.25%, 12/1/10                            2,306       2,496
Wells Fargo Financial, Inc.,
   6.13%, 4/18/12                            3,783       4,132

                                                        41,577
Food -- Retail (0.7%):
Albertson's, Inc., 6.55%, 8/1/04 (b)         2,091       2,222

Food Products (1.6%):
Kellogg Co., 6.60%, 4/1/11                   3,417       3,835
Kraft Foods, Inc., 6.25%, 6/1/12             1,195       1,326

                                                         5,161


                                          Principal
Security Description                        Amount       Value

Governments -- Foreign (2.1%):
Province of Manitoba, 4.25%, 11/20/06      $ 3,682    $  3,842
Province of Ontario, 3.50%, 9/17/07          2,850       2,865

                                                         6,707

Insurance (2.0%):
Allstate Corp., 5.38%, 12/1/06               2,445       2,589
St. Paul Cos., Inc., 5.75%, 3/15/07          3,911       4,018

                                                         6,607

Media (2.3%):
AOL Time Warner, Inc., 6.13%, 4/15/06          813         804
TCI Communications, Inc., 6.38%, 5/1/03      2,020       2,012
Time Warner, Inc., 8.11%, 8/15/06            1,273       1,311
Viacom, Inc., 5.63%, 5/1/07                  2,420       2,596
Walt Disney Co., 5.38%, 6/1/07                 725         757

                                                         7,480

Oil & Gas Exploration,
   Production & Services (1.5%):
Kerr-McGee Corp., 6.88%, 9/15/11               940       1,053
Union Oil Co. of California,
   7.20%, 5/15/05                            2,230       2,448
Valero Energy Corp., 6.88%, 4/15/12          1,580       1,523

                                                         5,024

Paper & Forest Products (2.3%):
International Paper Co., 8.13%, 7/8/05       6,565       7,387

Pharmaceuticals (1.3%):
Wyeth, 7.90%, 2/15/05                        4,000       4,361

Pipelines (0.4%):
Kinder Morgan Energy Partners LP,
   8.00%, 3/15/05                            1,045       1,143

Railroads (0.9%):
Norfolk Southern Corp., 7.35%, 5/15/07       2,580       2,943

Retail (0.7%):
Target Corp., 5.38%, 6/15/09                 2,075       2,200

Semiconductors (0.6%):
Texas Instruments, Inc., 7.00%, 8/15/04      1,691       1,806

Telecommunications (2.2%):
AT&T Corp., 7.30%, 11/15/11                  2,390       2,342
Citizens Communications Co.,
   8.50%, 5/15/06                              755         763
SBC Communications, Inc.,
   6.25%, 3/15/11                            1,283       1,391
Sprint Capital Corp., 5.70%, 11/15/03        2,925       2,810

                                                         7,306

Telecommunications -- Equipment (0.2%):
Motorola, Inc., 8.00%, 11/1/11                 670         659

Utilities -- Electric (2.4%):
Constellation Energy Group, Inc.,
   6.35%, 4/1/07                             1,630       1,642
Constellation Energy Group, Inc.,
   7.00%, 4/1/12                               550         542
FirstEnergy Corp., 6.45%, 11/15/11             820         764
Progress Energy, Inc., 6.55%, 3/1/04           970         990


                      See notes to financial statements.

Intermediate Income Fund                      October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

Progress Energy, Inc., 7.10%, 3/1/11       $ 1,257    $  1,288
Wisconsin Energy Corp., 5.88%, 4/1/06        2,371       2,568

                                                         7,794

Total Corporate Bonds (Cost $138,546)                  142,200

U.S. Government Agencies (9.3%)

Federal Home Loan Bank (4.2%):
4.50%, 7/7/03                                8,320       8,487
3.25%, 8/15/05                               5,000       5,110

                                                        13,597

Federal National Mortgage
   Association (4.5%):
3.13%, 8/15/05, Callable 8/15/03 @ 100       1,155       1,164
2.88%, 10/15/05                              1,505       1,519
5.00%, 3/12/07, Callable 3/12/03 @ 100       2,910       2,947
5.25%, 3/22/07, Callable 3/22/04 @ 100       3,947       4,131
5.25%, 1/15/09                               1,000       1,083
4.00%, 2/14/13, Callable 2/14/03 @ 100       3,987       4,007

                                                        14,851

Small Business Administration (0.4%):
Small Business Administration,
   Series 1999-20D, Class 1,
   6.15%, 4/1/19                             1,156       1,263

U.S. Government Loan Trust (0.2%):
U.S. Government Loan Trust -- Israel,
   Series 1-B, 8.50%, 4/1/06                   425         492

Total U.S. Government Agencies (Cost $29,681)           30,203

U.S. Government Mortgage Backed (9.1%)

Federal Home Loan Mortgage Corp. (1.0%):
6.00%, 2/1/13                                  625         656
8.00%, 6/1/17, POOL# 555381                  1,512       1,630
8.50%, 7/1/21                                  103         112
7.50%, 4/1/28                                  191         203
7.00%, 10/1/28                                  79          82
8.50%, 4/1/29                                   15          17
7.50%, 11/1/29                                  21          23
7.00%, 1/1/30                                  398         421
7.50%, 8/1/30                                    9          10

                                                         3,154

Federal National Mortgage
   Association (6.7%):
6.00%, 9/1/11                               10,489      11,516
8.00%, 11/1/12                                 333         356
10.00%, 11/1/13                                564         629
10.50%, 11/1/13                                198         223
11.00%, 11/1/13                                320         363
8.00%, 11/1/19                                 709         760
9.50%, 10/1/21                                 395         438
7.00%, 10/1/26                                 423         444
7.50%, 3/1/27                                  594         634


                                          Principal
Security Description                        Amount       Value

7.50%, 11/1/27                             $   792    $    844
6.50%, 9/1/28                                  139         145
6.00%, 12/1/28                                 315         325
7.50%, 12/1/28                                 106         112
7.50%, 5/1/29                                  124         131
7.50%, 11/1/29                                  37          40
7.00%, 12/1/29                                 368         385
8.00%, 2/1/30                                  511         550
8.00%, 3/1/30                                  228         246
8.50%, 4/1/31                                  440         471
7.00%, 7/1/31                                1,733       1,818
7.00%, 9/1/31                                1,641       1,721

                                                        22,151

Government National Mortgage
   Association (1.4%):
9.50%, 12/15/09                              1,338       1,479
9.00%, 2/15/17                                 219         243
8.50%, 12/15/17                                472         519
8.50%, 12/15/17                                 75          82
7.00%, 9/15/23                                  51          55
7.00%, 11/15/23                                 60          64
7.00%, 12/15/23                                779         826
9.50%, 7/15/25                                 530         596
7.00%, 12/15/25                                484         511
7.50%, 12/15/27                                 28          30
7.50%, 4/15/29                                  61          65

                                                         4,470


Total U.S. Government Mortgage Backed (Cost $28,302)    29,775

U.S. Treasury Obligations (9.5%)

U.S. Treasury Notes (9.5%):
5.75%, 4/30/03                               2,596       2,653
3.63%, 3/31/04                               6,000       6,179
5.88%, 11/15/04                              6,260       6,782
4.63%, 5/15/06                               1,400       1,508
3.25%, 8/15/07                               8,097       8,283
4.38%, 8/15/12                               5,420       5,627

Total U.S. Treasury Obligations (Cost $30,674)          31,032

Total Investments (Cost $312,527) (a) -- 99.0%         322,687

Other assets in excess of liabilities -- 1.0%            3,347

NET ASSETS -- 100.0%                                  $326,034


(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $11,040

     Unrealized depreciation                              (880)

     Net unrealized appreciation                       $10,160

(b) Segregated as collateral for securities purchased on a "when-issued" basis.

MTN -- Medium Term Note


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Fund for Income                               October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

Government National Mortgage Assoc. (93.0%)

Collateralized Mortgage
   Obligations (6.9%):
Government National Mortgage Assoc.,
   Series 1996-21, Class J,
   7.00%, 7/16/13                         $  2,147    $  2,287
Government National Mortgage Assoc.,
   Series 1999-22, Class VB,
   7.00%, 11/20/14                           3,000       3,252
Government National Mortgage Assoc.,
   Series 1998-4, Class P,
   9.00%, 3/20/22                              155         156
Government National Mortgage Assoc.,
   Series 1998-13, Class DB,
   9.00%, 4/20/22                              121         122
Government National Mortgage Assoc.,
   Series 1999-41, Class PB,
   7.25%, 7/16/22                            1,000       1,031
Government National Mortgage Assoc.,
   Series, 1995-4, Class CQ,
   8.00%, 6/20/25                              109         117
Government National Mortgage Assoc.,
   Series 1996-9, Class PE,
   7.00%, 10/20/25                           3,261       3,470
Government National Mortgage Assoc.,
   Series 1998-9, Class P,
   9.00%, 12/20/25                              65          66
Government National Mortgage Assoc.,
   Series 1997-2, Class E,
   7.50%, 2/20/27                              509         548
Government National Mortgage Assoc.,
   Series 2000-24, Class AE,
   7.50%, 8/20/27                              384         384
Government National Mortgage Assoc.,
   Series 2000-5, Class PC,
   7.50%, 11/16/27                           5,000       5,210
Government National Mortgage Assoc.,
   Series 1999-6, Class AB,
   8.00%, 3/16/28                            1,383       1,444
Government National Mortgage Assoc.,
   Series 2001-1, Class TA,
   9.00%, 2/20/29                              432         461
Government National Mortgage Assoc.,
   Series 2001-15, Class GK,
   8.50%, 10/20/29                           3,469       3,640
Government National Mortgage Assoc.,
   Series 2000-9, Class PB,
   7.50%, 6/16/26                            5,000       5,474
Government National Mortgage Assoc.,
   Series 2002-53, Class AH,
   8.00%, 1/16/17                           11,726      13,218

                                                        40,880


                                          Principal
Security Description                        Amount       Value

U.S. Government Mortgage
   Backed (86.1%):
6.50%, 11/15/23-9/15/32 (b)               $108,621    $113,342
6.88%, 10/15/28-2/15/37                      5,115       5,595
7.00%, 4/15/16-7/15/39 (b)                 100,185     106,063
7.05%, 7/15/31                               1,359       1,534
7.09%, 7/15/27                               1,605       1,813
7.13%, 7/15/07                               6,157       6,905
7.22%, 5/15/31                               1,373       1,565
7.25%, 4/15/36                               1,514       1,735
7.29%, 12/20/21-11/20/22                     4,082       4,349
7.31%, 2/15/37                               2,377       2,725
7.40%, 1/15/21                                 864         987
7.50%, 8/15/10-5/15/36 (b)                  33,801      36,339
7.60%, 2/20/22                                 654         700
7.65%, 9/20/21-7/20/22 (b)                   3,268       3,500
7.71%, 10/15/03                              4,548       5,280
7.73%, 5/15/41                              11,006      12,671
7.75%, 8/20/20-11/15/38                      9,553      10,650
7.88%, 7/15/21-12/15/32 (b)                  9,163      10,447
7.92%, 7/15/23                                 784         902
7.95%, 7/20/20-4/15/25                       4,687       5,093
8.00%, 8/15/06-3/15/35                      44,389      48,419
8.13%, 7/15/38-6/15/41                       5,430       6,363
8.15%, 3/15/19-6/15/42                      23,755      27,855
8.25%, 12/20/19-10/15/31                     7,442       8,482
8.34%, 6/15/35                               4,776       5,608
8.50%, 3/15/05-8/15/29                      15,958      17,427
8.60%, 5/15/27                                 586         681
8.62%, 5/15/35                               1,066       1,245
8.75%, 3/20/17-4/15/22                       2,608       2,871
8.85%, 5/15/18-12/15/18                      3,783       4,189
9.00%, 9/15/06-6/20/30                      45,063      50,844
9.50%, 7/15/04-6/15/21                       1,029       1,149
10.00%, 5/15/12-8/15/25                        489         558

                                                       507,886

Total Government National Mortgage Assoc.
(Cost $531,023)                                        548,766


                      See notes to financial statements.

Fund for Income                               October 31, 2002

(Amounts in Thousands, Except Shares)

                                          Shares or
                                          Principal
Security Description                        Amount       Value

U.S. Treasury Obligations (7.0%)

U.S. Treasury Bills (3.7%):
1.62%, 12/26/02                           $ 22,285    $ 22,231

U.S. Treasury Bonds (3.3%):
9.38%, 2/15/06                               4,067       4,981
12.00%, 8/15/13                              7,419      10,829
11.75%, 11/15/14                             2,250       3,381

                                                        19,191

Total U.S. Treasury Obligations (Cost $39,827)          41,422

Investment Companies (0.2%)

Federated U.S. Treasury
   Cash Reserve Fund                     1,279,570       1,280

Total Investment Companies (Cost $1,280)                 1,280

Total Investments (Cost $572,130) (a) -- 100.2%        591,468

Liabilities in excess of other assets -- (0.2)%        (1,280)

NET ASSETS -- 100.0%                                  $590,188


(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $20,246

     Unrealized depreciation                              (908)

     Net unrealized appreciation                       $19,338

(b) All or a portion of this security is segregated as collateral for securities purchased on a "when-issued" basis.

                      See notes to financial statements.


                                         Statements of Assets and Liabilities
The Victory Portfolios                                       October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                                     Intermediate
                                                                                        Income              Fund for
                                                                                         Fund                Income

ASSETS:
Investments, at value (Cost $312,527; $572,130)                                        $322,687             $591,468
Collateral received for securities on loan                                               86,495                   --
Cash                                                                                         10                   10
Interest and dividends receivable                                                         3,176                3,523
Receivable for capital shares issued                                                         --                   16
Receivable from brokers for investments sold                                             10,640                   --
Receivable from distributor                                                                   6                    8
Prepaid expenses and other assets                                                            16                   97

         Total Assets                                                                   423,030              595,122

LIABILITIES:
Payable to brokers for investments purchased                                             10,239                4,387
Payable for return of collateral received                                                86,495                   --
Accrued expenses and other payables:
     Investment advisory fees                                                               160                  248
     Administration fees                                                                      3                   32
     Custodian fees                                                                          11                   25
     Transfer agent fees                                                                      9                   35
     Shareholder service fees -- Class A                                                     69                   26
     12b-1 Fees -- Class G                                                                   --                  152
     Other                                                                                   10                   29

         Total Liabilities                                                               96,996                4,934

NET ASSETS:
Capital                                                                                 331,873              583,559
Accumulated net investment income                                                            62                  188
Net unrealized appreciation from investments                                             10,160               19,338
Accumulated undistributed net realized losses from investment transactions              (16,061)             (12,897)

         Net Assets                                                                    $326,034             $590,188

Net Assets
     Class A                                                                           $323,146             $243,889
     Class C                                                                                 --                1,155
     Class G                                                                              2,888              345,144

         Total                                                                         $326,034             $590,188

Outstanding units of beneficial interest (shares)
     Class A                                                                             32,385               18,149
     Class C                                                                                 --                   86
     Class G                                                                                291               25,682

         Total                                                                           32,676               43,917

Net asset value
     Redemption price per share -- Class A                                             $   9.98             $  13.44
     Offering price per share -- Class C                                                     --             $  13.43
     Offering price per share -- Class G                                               $   9.93             $  13.44

Maximum sales charge -- Class A                                                            2.00%                2.00%

Maximum offering price per share (100%/(100%-maximum sales charge)
   of net asset value adjusted to nearest cent) -- Class A                             $  10.18             $  13.71



                      See notes to financial statements.


                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 2002

(Amounts in Thousands)


                                                                               Intermediate
                                                                                   Income              Fund for
                                                                                    Fund                Income

Investment Income:
Interest income                                                                    $16,750              $27,504
Dividend income                                                                          2                   17
Income from securities lending                                                          61                   --

     Total Income                                                                   16,813               27,521

Expenses:
Investment advisory fees                                                             2,387                2,411
Administration fees                                                                    416                  610
Shareholder service fees -- Class A                                                    791                  529
12b-1 fees -- Class C                                                                   --                    3
12b-1 fees -- Class G                                                                    5                  675
Accounting fees                                                                         92                  149
Custodian fees                                                                          81                  152
Legal and audit fees                                                                    47                   45
Trustees' fees and expenses                                                             12                   18
Transfer agent fees                                                                     77                  355
Registration and filing fees                                                            34                   46
Printing fees                                                                           17                   27
Other                                                                                   14                   22

     Total Expenses                                                                  3,973                5,042

Expenses voluntarily reduced                                                          (567)                 (15)

     Expenses before reimbursement from distributor                                  3,406                5,027
     Expenses reimbursed by distributor                                                (13)                  (3)

     Net Expenses                                                                    3,393                5,024

Net Investment Income                                                               13,420               22,497

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) on investment transactions                                 (99)               2,263
Net change in unrealized appreciation/depreciation from investments                    829                3,668

Net realized/unrealized gains from investments                                         730                5,931

Change in net assets resulting from operations                                     $14,150              $28,428



                      See notes to financial statements.


The Victory Portfolios                    Statements of Changes in Net Assets

(Amounts in Thousands)


                                                                          Intermediate                    Fund for
                                                                           Income Fund                     Income

                                                                     Year            Year           Year             Year
                                                                     Ended           Ended          Ended            Ended
                                                                  October 31,     October 31,    October 31,      October 31,
                                                                     2002          2001<F1>         2002             2001

From Investment Activities:
Operations:
     Net investment income                                         $  13,420       $ 11,354       $  22,497        $ 19,906
     Net realized gains (losses) from investment activities              (99)         8,007           2,263            (691)
     Net change in unrealized appreciation/depreciation
       from investments                                                  829          9,065           3,668          17,900

Change in net assets resulting from operations                        14,150         28,426          28,428          37,115

Distributions to Shareholders:
     From net investment income by class:
         Class A                                                     (15,276)       (11,828)        (12,098)         (9,235)
         Class C                                                          --             --             (13)             --
         Class G                                                         (90)           (36)        (15,216)        (10,743)

Change in net assets from distributions to shareholders              (15,366)       (11,864)        (27,327)        (19,978)

Capital Transactions:
     Proceeds from shares issued                                     130,957         82,386         313,857         229,059
     Proceeds from shares issued in connection with merger                --        100,325              --              --
     Dividends reinvested                                              9,879          7,967          19,723          14,979
     Cost of shares redeemed                                        (137,836)       (74,476)       (182,123)        (91,639)

Change in net assets from capital transactions                         3,000        116,202         151,457         152,399

Change in net assets                                                   1,784        132,764         152,558         169,536

Net Assets:
     Beginning of period                                             324,250        191,486         437,630         268,094

     End of period                                                 $ 326,034       $324,250       $ 590,188        $437,630

Share Transactions:
     Issued                                                           13,346          8,469          23,612          17,401
     Issued in connection with merger                                     --         10,144              --              --
     Reinvested                                                        1,010            824           1,490           1,143
     Redeemed                                                        (14,038)        (7,667)        (13,750)         (6,978)

Change in Shares                                                         318         11,770          11,352          11,566


<F1> Effective October 15, 2001, the Victory Investment Quality Fund merged into the Victory Intermediate Income Fund.



                      See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                  Intermediate Income Fund

                                                      Class A Shares                                 Class G Shares

                                                                                                                   December 21,
                                   Year        Year        Year       Year        Year         Year       Year        1999
                                   Ended       Ended       Ended      Ended       Ended        Ended      Ended      through
                                October 31, October 31, October 31, October 31, October 31, October 31, October 31, October 31,
                                   2002        2001        2000       1999        1998         2002       2001      2000<F2>

Net Asset Value,
   Beginning of Period          $  10.02    $   9.30    $   9.32    $   9.85    $   9.61      $ 9.97     $ 9.26     $  9.25

Investment Activities
     Net investment income          0.41        0.53        0.56        0.50        0.53        0.33       0.51        0.50
     Net realized and
       unrealized
       gains (losses)
       on investments               0.02        0.74       (0.02)      (0.52)       0.24        0.07       0.72        0.02

         Total from
           Investment
           Activities               0.43        1.27        0.54       (0.02)       0.77        0.40       1.23        0.52

Distributions
     Net investment income         (0.47)      (0.55)      (0.56)      (0.50)      (0.53)      (0.44)     (0.52)      (0.51)
     Net realized gains               --          --          --       (0.01)         --          --         --          --

         Total Distributions       (0.47)      (0.55)      (0.56)      (0.51)      (0.53)      (0.44)     (0.52)      (0.51)

Net Asset Value,
   End of Period                $   9.98    $  10.02    $   9.30    $   9.32    $   9.85      $ 9.93     $ 9.97      $ 9.26

Total Return
   (excludes sales charges)         4.54%      14.07%       6.00%      (0.18)%      8.30%       4.24%     13.61%       5.82%<F3>

Ratios/Supplementary Data:
Net Assets at end
   of period (000)              $323,146    $322,312    $190,945    $224,190    $256,267      $2,888     $1,938      $  541
Ratio of expenses to
   average net assets <F5>          1.06%       0.92%       0.92%       1.00%       0.96%       1.39%      1.36%       1.00%<F4>
Ratio of net
   investment income
   to average net assets <F5>       4.22%       5.44%       5.95%       5.26%       5.48%       3.92%      4.84%       5.95%<F4>
Ratio of expenses to
   average net assets<F1>           1.24%       1.26%       1.27%       1.26%       1.24%       2.21%      3.45%       5.06%<F4>
Ratio of net
   investment income
   to average net assets<F1>        4.04%       5.10%       5.60%       5.00%       5.20%       3.10%      2.75%       1.89%<F4>
Portfolio turnover <F6>              168%        278%        278%        303%        318%        168%       278%        278%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursed had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Effective March 1, 2002, the Advisor agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items)of Class G Shares of the Fund do not exceed 1.90% until at least February 28, 2012.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                             Fund for Income

                                                                    Class A Shares                               Class C Shares

                                                                                                 March 26,          March 1,
                                                Year             Year             Year             1999               2002
                                                Ended            Ended            Ended             to               through
                                             October 31,      October 31,      October 31,      October 31,        October 31,
                                                2002             2001             2000         1999<F2><F3>         2002<F3>

Net Asset Value, Beginning of Period          $  13.44         $  12.77         $  12.79          $ 13.14           $13.22

Investment Activities
     Net investment income                        0.65             0.80             0.81             0.46             0.42
     Net realized and unrealized
       gains (losses) on investments              0.11             0.67               --<F4>        (0.36)            0.25

         Total from Investment Activities         0.76             1.47             0.81             0.10             0.67

Distributions
     Net investment income                       (0.76)           (0.80)           (0.83)           (0.45)           (0.46)

         Total Distributions                     (0.76)           (0.80)           (0.83)           (0.45)           (0.46)

Net Asset Value, End of Period                $  13.44         $  13.44         $  12.77          $ 12.79           $13.43

Total Return (excludes sales charges)             5.89%           11.84%            6.67%            0.72%<F5>        5.17%<F5>

Ratios/Supplementary Data:
Net Assets at end of period (000)             $243,889         $194,914         $124,131          $40,270           $1,155
Ratio of expenses to
   average net assets <F7>                        0.99%            0.96%            0.97%            1.00%<F6>        1.68%<F6>
Ratio of net investment income
   to average net assets <F7>                     4.72%            6.07%            6.48%            6.02%<F6>        3.75%<F6>
Ratio of expenses to
   average net assets<F1>                         0.99%            1.04%            1.09%            1.22%<F6>        2.23%<F6>
Ratio of net investment income
   to average net assets<F1>                      4.72%            5.99%            6.36%            5.80%<F6>        3.20%<F6>
Portfolio turnover <F8>                             53%              20%              25%              24%              53%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursed had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund For Income. Financial highlights prior to March 26, 1999, represent the Gradison Government Income Fund.

<F3> Period from commencement of operations.

<F4> Less than $.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> Effective March 1, 2002, the Advisor agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of the Class C Shares of the Fund do not exceed 1.70%, until at least February 28, 2005 and 1.82% until at least February 28, 2012.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




                      See notes to financial statements.


The Victory Portfolios                        Financial Highlights--continued

For a Share Outstanding Throughout Each Period


                                                                             Fund for Income

                                                                             Class G Shares

                                                                                         January 1,
                                                Year           Year          Year           1999           Year          Year
                                                Ended          Ended         Ended           to            Ended         Ended
                                             October 31,    October 31,   October 31,    October 31,   December 31,  December 31,
                                                2002           2001          2000         1999<F2>         1998          1997

Net Asset Value, Beginning of Period          $  13.44       $  12.77      $  12.78       $  13.32       $  13.14      $  12.88

Investment Activities
     Net investment income                        0.64           0.79          0.84           0.66           0.77          0.78
     Net realized and unrealized
       gains (losses) on investments              0.11           0.68         (0.01)         (0.54)          0.17          0.26

         Total from Investment Activities         0.75           1.47          0.83           0.12           0.94          1.04

Distributions
     Net investment income                       (0.75)         (0.80)        (0.84)         (0.66)         (0.76)        (0.78)

         Total Distributions                     (0.75)         (0.80)        (0.84)         (0.66)         (0.76)        (0.78)

Net Asset Value, End of Period                $  13.44       $  13.44      $  12.77       $  12.78       $  13.32      $  13.14

Total Return (excludes sales charges)             5.80%         11.84%         6.74%          0.94%<F3>      7.37%         8.36%

Ratios/Supplementary Data:
Net Assets at end of period (000)             $345,144       $242,716      $143,963       $192,422       $159,712      $155,072
Ratio of expenses to
   average net assets                             1.08%          0.97%         0.89%          0.88%<F4>      0.89%         0.90%
Ratio of net investment income
   to average net assets                          4.62%          6.05%         6.55%          6.12%<F4>      5.79%         6.04%
Ratio of expenses to
   average net assets<F1>                         1.08%          1.07%         1.04%          1.04%<F4>      0.90%         <F5>
Ratio of net investment income
   to average net assets<F1>                      4.62%          5.95%         6.40%          5.96%<F4>      5.78%         <F5>
Portfolio turnover <F6>                             53%            20%           25%            24%            36%           12%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursed had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund For Income. Financial highlights prior to March 26, 1999, represent the Gradison Government Income Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> There were no voluntary fee reductions during the period.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
National Municipal Bond Fund                                   October 31, 2002

(Amounts in Thousands)

                                            Principal
Security Description                          Amount       Value

Municipal Bonds (95.0%)

Alabama (3.6%):
Birmingham Waterworks and Sewer Board,
   Series A, Revenue,
   2.50%, 1/1/04, MBIA                     $   495   $     499
Huntsville Health Care Authority,
   Series A, Revenue,
   2.45%, 6/1/03, MBIA                       1,550       1,555
Roanoke, GO,
   4.90%, 5/1/32, AMBAC                        825         814

                                                         2,868

Arizona (19.9%):
Coconino & Yavapai Counties School
   District Number 9, Sedona, GO,
   4.00%, 7/1/04, FSA                        1,325       1,375
Coconino & Yavapai Counties School
   District Number 9, Sedona, GO,
   4.00%, 7/1/06, FSA                          400         423
Coconino & Yavapai Counties School
   District Number 9, Sedona, GO,
   4.00%, 7/1/07, FSA                          350         369
Gilbert, GO,
   4.00%, 7/1/09, FGIC                       1,000       1,044
Maricopa County School District
   Number 11, Peoria, GO,
   3.50%, 7/1/11, FSA                        2,000       1,983
Maricopa County School District
   Number 41, Gilbert, GO,
   4.25%, 7/1/10, FSA                          750         793
Maricopa County School District
   Number 48, Scottsdale, GO,
   4.00%, 7/1/07, FSA                        1,000       1,058
Maricopa County School District
   Number 48, Scottsdale, GO,
   4.25%, 7/1/08, FSA                          800         852
Maricopa County School District
   Number 6, Washington Elementary
   School Improvements,
   4.75%, 7/1/17,
   Callable 7/1/12 @ 100                       500         515
Maricopa County School District
   Number 68, Alahambra, GO,
   5.00%, 7/1/10, FSA                        1,500       1,657
Maricopa County School District
   Number 69, Paradise Valley, GO,
   4.63%, 7/1/11, FGIC                         270         291
Maricopa County School District
   Number 69, Paradise Valley, GO,
   4.00%, 7/1/12, FSA                          320         329
Maricopa County School District
   Number 93, Cave Creek , GO,
   4.00%, 7/1/06, FGIC                       1,000       1,059
Maricopa County School District
   Number 98, Fountain Hills University,
   GO, 5.00%, 7/1/10, FSA                    1,000       1,102
Northern Arizona University, Revenue,
   3.00%, 6/1/05, FGIC                         275         282



                                           Principal
Security Description                         Amount       Value

University of Arizona,
   Series A, 4.00%, 6/1/06, AMBAC           $2,740    $  2,895

                                                        16,027

California (4.0%):
ABC School District, Capital
   Appreciation, Series B, GO,
   0.00%, 8/1/24, FGIC                         500         157
Centinela Valley Union High School
   District, Series A, GO,
   3.90%, 2/1/11, MBIA                         440         450
Glendale Community College District,
   Series A, GO, 3.50%, 10/1/11, MBIA          325         323
Placentia-Yorba Linda Unified School
   District, Series A, GO,
   4.00%, 8/1/11, FGIC                         800         826
Salinas Union High School District,
   Series A, GO, 4.25%, 6/1/11, MBIA           250         262
San Mateo County Community College
   District, Election of 2001, Series A, GO,
   4.00%, 9/1/11, FGIC                         500         516
San Mateo Union High School District,
   Election of 2000, Series B, GO,
   0.00%, 9/1/23, FGIC                       2,000         659

                                                         3,193

Colorado (2.6%):
Department of Transportation,
   Series B, Revenue,
   4.00%, 6/15/11, MBIA                      2,000       2,057

Connecticut (1.3%):
Stamford, GO, 4.00%, 7/15/03                 1,000       1,017

Florida (2.4%):
Hillsborough County Utility, Revenue,
   4.25%, 8/1/09, AMBAC                      1,000       1,057
JEA Electrical Systems, Series 3-B,
   Revenue, 4.00%, 10/1/12,
   Callable 10/1/07 @ 100                      850         851

                                                         1,908

Illinois (7.2%):
Moline, GO, Series B,
   4.13%, 11/1/10, MBIA                        220         228
Moline, GO, Series B,
   4.25%, 11/1/11, MBIA                        205         214
Ogle Lee & De Kalb Counties Township
   High School District Number 212, GO,
   5.25%, 12/1/21, MBIA                      1,500       1,548
Regional Transportation Authority,
   Series A, GO, 5.00%, 7/1/03, MBIA         2,240       2,289
Rockford School District
   Number 205, GO,
   5.00%, 2/1/13, FGIC                         450         488
State Educational Facility Authority,
   Robert Morris College,
   Revenue, 5.80%, 6/1/30,
   Callable 12/1/07 @ 100, MBIA              1,000       1,078

                                                         5,845


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
National Municipal Bond Fund                                   October 31, 2002

(Amounts in Thousands)

                                           Principal
Security Description                         Amount       Value

Indiana (3.7%):
Hamilton Southeastern Cumberland
   Campus School Building Corp.,
   3.50%, 1/10/12, FSA                      $1,080    $  1,044
Knox County Hospital
   Association, Revenue,
   1.50%, 7/1/03, MBIA                         455         454
Knox County Hospital
   Association, Revenue,
   1.85%, 1/1/04, MBIA                         300         300
Kosciusko County Justice Building
   Corp., Revenue,
   3.00%, 2/1/03, FSA                          290         291
Kosciusko County Justice Building
   Corp., Revenue,
   3.00%, 8/1/03, FSA                          595         601
Northern Wells Community School
   Building Corp., Revenue,
   4.60%, 1/15/11, FGIC                        285         302

                                                         2,992

Iowa (2.2%):
Indianola Community School District,
   GO, 3.60%, 6/1/09, FGIC                     550         559
Indianola Community School District,
   GO, 3.80%, 6/1/10, FGIC                     560         569
Indianola Community School District,
   GO, 4.00%, 6/1/11, FGIC                     580         595

                                                         1,723

Louisianna (1.9%):
New Orleans Finance Authority,
   Xavier University Project,
   Revenue, 5.00%, 6/1/20,
   Callable 6/1/12 @ 100, MBIA               1,000       1,016
Public Facilities Authority, Dillard
   University Project, Series A,
   Revenue, 5.00%, 8/1/19,
   Callable 8/1/12 @ 100, AMBAC                515         529

                                                         1,545

Maine (2.0%):
Westbrook, GO, 5.75%, 10/1/19,
   Callable 10/1/10 @ 101, AMBAC (b)           715         783
Westbrook, GO, 5.75%, 10/1/20,
   Callable 10/1/10 @ 101, AMBAC               730         798

                                                         1,581

Massachusetts (3.7%):
Pittsfield, GO, 5.50%, 4/15/15,
   Callable 4/15/12 @ 101, MBIA              2,655       2,966

Michigan (3.8%):
Municipal Bond Authority, Revenue,
   6.80%, 11/1/07,
   Callable 11/1/04 @ 102                      275         304
Wayne County Community College,
   GO, 5.00%, 7/1/06, FGIC                   2,500       2,727

                                                         3,031


                                          Principal
Security Description                        Amount       Value

Missouri (2.7%):
Excelsior Springs School District
   Building Corp., Leasehold Revenue,
   6.50%, 3/1/09,
   Callable 3/1/04 @ 100, FSA (b)          $   500   $     531
Kearney Public Improvements, GO,
   5.50%, 3/1/16, AMBAC                      1,000       1,095
St. Louis Municipal Finance Corp.,
   Lease Revenue, 5.00%, 2/15/19,
   Callable 2/15/12 @ 100, FGIC                250         257
St. Louis Municipal Finance Corp.,
   Series A, Lease Revenue,
   5.00%, 2/15/18,
   Callable 2/15/12 @ 100, FGIC                250         259

                                                         2,142

Montana (1.1%):
Facility Finance Authority, Revenue,
   4.50%, 12/1/17,
   Callable 12/1/12 @ 100, MBIA                875         879

New Hampshire (0.5%):
Stafford County, GO,
   4.00%, 7/1/12, AMBAC                        375         386

New Jersey (1.8%):
New Brunswick Packaging Authority
   Revenue, Series A, 4.63%, 9/1/19,
   Callable 9/1/12 @ 100, MBIA                 500         501
State Educational Facilities Authority
   Revenue, Series H, 4.50%, 7/1/27,
   Callable 7/1/12 @ 100, FGIC               1,000         934

                                                         1,435

New Mexico (1.3%):
State Highway Commission,
   Series B, Revenue,
   5.00%, 6/15/04, AMBAC                     1,000       1,051

New York (4.5%):
Clifton Fine Central School District,
   GO, 2.00%, 6/15/03, FGIC                    225         226
Hudson Falls Central School District,
   GO, 4.00%, 6/15/10, FGIC                    350         361
Hudson Falls Central School District,
   GO, 4.00%, 6/15/11, FGIC                    350         360
New Paltz Central School District, GO,
   4.00%, 6/1/11, FGIC                       1,100       1,112
South Seneca Central School District,
   GO, 2.60%, 6/15/06, MBIA                    250         252
South Seneca Central School District,
   GO, 3.00%, 6/15/07, MBIA                    250         253
State Dormitory Authority,
   University of Rochester,
   Series A, 5.00%, 7/1/23,
   Callable 7/1/08 @ 101, MBIA               1,000       1,007

                                                         3,571

North Carolina (1.0%):
East Carolina University, Series A,
   Revenue, 5.25%, 11/1/21, AMBAC              750         780


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
National Municipal Bond Fund                                   October 31, 2002

(Amounts in Thousands, Except Shares)

                                           Principal
Security Description                         Amount       Value

Ohio (6.5%):
Hamilton County Sewer System
   Improvements, Metropolitan Sewer
   District, Series A, 5.75%, 12/1/25,
   Callable 6/1/10 @ 101, MBIA             $   450   $     484
Harrison, GO, 5.45%, 12/1/10, FGIC             150         171
Harrison, GO, 5.90%, 12/1/18,
   Callable 12/1/10 @ 100, FGIC                250         275
McDonald School District,
   GO, 6.00%, 12/1/22,
   Callable 12/1/10 @ 100, AMBAC             1,000       1,106
State Higher Education Capital Facilities,
   Series A, GO, 5.00%, 2/1/03                 470         474
State Highway Capital Improvements,
   Series F, GO, 5.25%, 5/1/11               1,000       1,122
State Special Obligation, Elementary
   and Secondary School Facilities,
   Series A, 5.80%, 6/1/03, AMBAC              500         512
University of Cincinnati,
   Series A, Revenue,
   5.50%, 6/1/05, FGIC                       1,000       1,085

                                                         5,229

Oklahoma (0.6%):
Tulsa County Independent School
   District Number 9, GO,
   4.00%, 5/1/07, FGIC                         450         473
Pennsylvania (2.8%):
Bensalem Township School District,
   GO, 3.50%, 8/15/13,
   Callable 8/15/12 @ 100, FGIC                720         686
Bensalem Township School District,
   GO, 4.00%, 8/15/15,
   Callable 8/15/12 @ 100, FGIC              1,000         975
Erie School District, GO,
   5.80%, 9/1/29,
   Callable 9/1/10 @ 100, AMBAC                250         290
Mountaintop Area Joint Sanitation
   Authority, 5.65%, 12/15/30,
   Callable 12/15/10 @ 100, MBIA               250         264

                                                         2,215

South Carolina (0.7%):
University of South Carolina,
   Series A, 5.75%, 6/1/30,
   Callable 6/1/20 @ 100, FGIC                 500         546

Texas (7.2%):
Austin, Public Improvements,
   GO, 5.25%, 9/1/18,
   Callable 9/1/10 @ 100, FGIC                 750         789
Harris County, Revenue,
   4.65%, 8/15/03, AMBAC                     3,905       3,996
University of Houston,
   Series A, 4.25%, 2/15/18,
   Callable 2/15/12 @ 100, FSA               1,000         953

                                                         5,738

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Utah (0.3%):
Sandy, Suburban Improvements,
   GO, 4.00%, 5/1/05, AMBAC                $   250   $     261

Virginia (2.1%):
Nelson County Industrial Development
   Authority, Revenue, 5.00%, 8/15/22,
   Callable 8/15/12 @ 102, AMBAC               675         682
Richmond Public Utilities,
   Revenue, 5.00%, 1/15/33,
   Callable 1/15/12 @ 100, FSA               1,000       1,001

                                                         1,683

Washington (3.6%):
Cowlitz County Wastewater Treatment,
   Revenue, 2.50%, 11/1/03, FGIC               650         655
King County Sewer Revenue,
   Series B, 4.00%, 1/1/12, FSA              1,000       1,012
Whitman County School District
   Number 267, Pullman, GO,
   5.63%, 12/1/17,
   Callable 6/1/12 @ 100, FSA                1,115       1,224

                                                         2,891

Total Municipal Bonds (Cost $73,499)                    76,033

Investment Companies (7.1%)

Blackrock Provident
   Institutional MuniFund                3,681,670       3,682
Merrill Lynch Institutional
   Tax Exempt Fund                       1,960,261       1,960

Total Investment Companies (Cost $5,642)                 5,642

Total Investments (Cost $79,141) (a) -- 102.1%           81,675

Liabilities in excess of other assets -- (2.1)%         (1,686)

NET ASSETS -- 100.0%                                    $79,989

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                            $2,627

     Unrealized depreciation                               (93)

     Net unrealized appreciation                        $2,534

(b) Segregated as collateral for securities purchased on a "when-issued" basis.

AMBAC -- Insured by American Municipal Bond Assurance Corp.

FGIC -- Insured by Financial Guaranty Insurance Co.

FSA -- Insured by Financial Security Assurance

GO -- General Obligation

MBIA -- Insured by Municipal Bond Insurance Assoc.

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
New York Municipal Bond Fund                                   October 31, 2002

(Amounts in Thousands)

                                            Principal
Security Description                          Amount       Value

New York Municipal Bonds (96.6%)

Albany Municipal Water Finance Authority,
   Water & Sewer System Revenue,
   0.00%, 12/1/18, FGIC                     $1,000   $     468
Albany Municipal Water Finance Authority,
   Water & Sewer System Revenue,
   0.00%, 12/1/19, FGIC                      1,000         439
Albany Municipal Water Finance Authority,
   Water & Sewer System Revenue,
   0.00%, 12/1/21, FGIC                      1,000         385
Amherst Industrial Development Agency,
   UBF Student Housing Creekside
   Project, Series A, 5.00%, 8/1/32,
   Callable 8/1/12 @ 101, AMBAC                500         501
Brockport Central School District, GO,
   5.75%, 6/15/16, FGIC                        710         821
Canandaigua City School District,
   Series A, GO, 5.38%, 4/1/16,
   Callable 4/1/12 @ 101, FSA                1,000       1,099
Catskill Central School District,
   5.13%, 6/15/16,
   Callable 6/15/09 @ 101, FGIC                300         317
Clifton Park Water System,
   5.00%, 10/1/19,
   Callable 10/1/09 @ 101, FGIC                310         320
Clifton Park Water System,
   5.00%, 10/1/29,
   Callable 10/1/09 @ 101, FGIC                630         632
Dutchess County, Water &
   Wastewater Authority,
   5.00%, 10/1/21,
   Callable 10/1/11 @ 100, MBIA                535         542
Eastport South Manor Central School
   District, GO, 5.00%, 6/15/30,
   Callable 6/15/13 @ 100, FGIC                500         502
Ilion Central School District,
   Series B, GO, 5.50%, 6/15/16,
   Callable 6/15/12 @ 101, FGIC                500         554
Longwood Central School District, GO,
   4.75%, 6/15/21,
   Callable 6/15/12 @ 101, MBIA                750         820
Mahopac Central School District,
   Series C, 5.38%, 6/1/19,
   Callable 6/1/10 @ 101, FSA                  560         597
Metropolitan Transportation Authority
   Revenue, Series I,
   7.00%, 7/1/09, AMBAC                        250         297
Monroe County Industrial Development
   Agency, Civic Facilities Revenue,
   Nazareth College of Rochester Project,
   5.00%, 10/1/31,
   Callable 10/1/11 @ 101, MBIA                250         251
Nassau County Industrial Development
   Agency, Civic Facilities Revenue,
   Hofstra University Project,
   5.00%, 7/1/23,
   Callable 7/1/08 @ 102, MBIA                 150         151


                                        Principal
Security Description                      Amount       Value

New York City Industrial Development
   Agency, Civic Facilities,
   USTA National Tennis Center Project,
   6.38%, 11/15/14,
   Callable 11/15/04 @ 102, FSA            $   200   $     221
New York City Municipal Water
   Finance Authority, Water
   & Sewer System Revenue,
   0.00%, 6/15/19, MBIA                      3,000       1,338
New York City Transitional Finance
   Authority Revenue,
   Series C, 5.00%, 5/1/29,
   Callable 5/1/09 @ 101, MBIA                 380         380
New York City Transitional Finance
   Authority Revenue, Series C,
   5.00%, 5/1/29,
   Prerefunded 5/1/09 @ 101, MBIA              120         134
New York City, Series A-10, GO,
   1.95%*, 11/1/02**,
   LOC Morgan Guaranty Trust                 1,000       1,000
New York City, Series B, GO,
   7.00%, 10/1/18,
   Callable 10/1/02 @ 100, FSA                 300         306
New York City, Series C, GO,
   7.00%, 2/1/12,
   Callable 8/1/02 @ 100, FGIC                  60          61
Newburgh City School District, GO,
   3.50%, 6/15/11, FGIC                        530         524
North Hempstead, 4.75%, 1/15/23,
   Callable 1/15/08 @ 101, FGIC                750         735
Rome City School District, GO,
   5.50%, 6/15/18,
   Callable 6/15/09 @ 101, FSA                 335         359
Southwestern Central School District,
   5.00%, 6/15/21,
   Callable 6/15/10 @ 101, FSA                 500         510
State Dormitory Authority, 0.00%,
   7/1/18, MBIA                              1,010         480
State Dormitory Authority Revenue,
   Canisius College, 5.25%, 7/1/30,
   Callable 7/1/11 @ 101, MBIA                 750         772
State Dormitory Authority Revenue,
   Hamilton College, 5.00%, 7/1/28,
   Callable 7/1/09 @ 101, MBIA                 500         502
State Dormitory Authority Revenue,
   Mental Health Service Facilities,
   Series C, 4.75%, 8/15/19,
   Callable 2/15/09 @ 101, MBIA                250         251
State Dormitory Authority Revenue,
   State University Educational Facilities,
   Series A, 4.75%, 5/15/25,
   Callable 5/15/08 @ 100                      750         732
State Dormitory Authority,
   City University, Series 2, 6.75%, 7/1/24,
   Prerefunded 7/1/04 @ 102, MBIA              700         771
State Dormitory Authority,
   Yeshiva University, 5.00%, 7/1/26,
   Callable 7/1/11 @ 100, AMBAC                500         503


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
New York Municipal Bond Fund                                   October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

State Local Government Assistance,
   Series B, 4.88%, 4/1/20,
   Callable 4/1/08 @ 101, MBIA             $   500   $     506
State Tollway Authority,
   Series C, 6.00%, 1/1/25,
   Prerefunded 1/1/05 @ 102, FGIC              550         608
Taconic Hills Central School District
   at Craryville, GO, 4.50%, 6/15/21,
   Callable 6/15/12 @ 100, FGIC              1,000         963
Webster Central School District,
   5.13%, 6/15/16,
   Callable 6/15/09 @ 101, FGIC                300         317
William Floyd School District,
   Series B, GO, 5.00%, 6/15/24,
   Callable 6/15/12 @ 101, MBIA              1,000       1,009
Yonkers,
   5.25%, 10/1/19,
   Callable 10/1/10 @ 101, FGIC                500         527

Total New York Municipal Bonds (Cost $20,846)           22,205

Investment Companies (2.1%)

Blackrock Institutional Municipal Fund     481,506         482

Total Investment Companies (Cost $482)                     482

Total Investments (Cost $21,328) (a) -- 98.7%            22,687

Other assets in excess of liabilities -- 1.3%               303

NET ASSETS -- 100.0%                                    $22,990

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                            $1,370

     Unrealized depreciation                               (11)

     Net unrealized appreciation                        $1,359

* Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2002.

**   The rate reflects the next rate change date.

AMBAC -- Insured by American Municipal Bond Assurance Corp.

FGIC -- Financial Guaranty Insurance Company

FSA -- Insured by Financial Securities Assurance

GO -- General Obligation

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Association

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands)

                                        Principal
Security Description                      Amount       Value

Ohio Municipal Bonds (95.5%)

General Obligations (58.7%):
Business & Public Services (0.1%):
Mount Vernon Knox County
   Public Library District,
   5.15%, 12/1/09                          $   220 $       245

County, City & Special District (4.7%):
Butler County,
   5.60%, 12/1/09,
   Callable 12/1/06 @ 101, AMBAC               180         200
Butler County,
   3.25%, 12/1/11, MBIA                        500         481
Columbus,
   5.25%, 1/1/11                             1,000       1,117
Crawford County Capital Appreciation,
   0.00%, 12/1/13, AMBAC                       500         308
Erie County,
   5.50%, 10/1/20,
   Callable 10/1/10 @ 100, FGIC                250         271
Madison County,
   7.00%, 12/1/19,
   Prerefunded 12/1/04 @ 102, AMBAC            600         677
Monroe Falls,
   Series A, 6.95%, 12/1/14,
   Callable 12/1/04 @ 101, AMBAC (b)         1,000       1,117
Newark Capital Appreciation,
   0.00%, 12/1/16, FGIC                      1,490         778
Summit County,
   Series A, 6.90%, 8/1/12,
   Prerefunded 8/1/03 @ 100, AMBAC             230         239
Summit County,
   Series R, 3.00%, 12/1/02, FGIC              800         801
Summit County,
   Series R, 5.50%, 12/1/13, FGIC              250         286
Summit County,
   Series R, 5.50%, 12/1/16, FGIC              535         607
Summit County,
   Series R, 5.50%, 12/1/17, FGIC              930       1,052
Summit County,
   Series R, 5.50%, 12/1/18, FGIC            1,095       1,230
Warren County Special Assesment,
   6.55%, 12/1/14                              725         868

                                                        10,032

Education (43.8%):
Anthony Wayne Local School District,
   5.75%, 12/1/30,
   Callable 12/1/10 @ 101, FSA (b)           2,215       2,382
Ashtabula Area City School,
   Construction Improvement,
   Series A, 4.75%, 12/1/22,
   Callable 12/1/12 @ 100, FGIC              4,000       3,934
Ashtabula Area City School,
   Construction Improvement,
   Series A, 5.00%, 12/1/30,
   Callable 12/1/12 @ 100, FGIC              2,000       2,003


                                        Principal
Security Description                      Amount       Value

Avon Local School District,
   5.50%, 12/1/04, AMBAC                   $   465 $       500
Avon Local School District,
   5.55%, 12/1/05, AMBAC                       250         276
Barnesville Village School District,
   District Credit Program,
   5.75%, 12/1/22,
   Callable 12/1/10 @ 101                      500         535
Batavia Local School District,
   7.00%, 12/1/14,
   Prerefunded 12/1/05 @ 102, MBIA           1,500       1,752
Brecksville-Broadview Heights
   City School District,
   6.50%, 12/1/16,
   Callable 12/1/06 @ 102, FGIC              1,000       1,159
Brunswick City School
   District Improvements,
   6.00%, 12/1/26,
   Callable 12/1/09 @ 101, FGIC                500         564
Dublin City School District,
   Capital Appreciation,
   0.00%, 12/1/09, MBIA                      1,000         768
East Holmes Local School District,
   6.13%, 12/1/20,
   Callable 12/1/10 @ 102, FGIC                500         565
Edgewood City School District,
   Capital Appreciation, Series A,
   0.00%, 12/1/15, MBIA                      1,610         894
Fairfield City School District,
   7.45%, 12/1/14, FGIC                      1,000       1,304
Grandview Heights City School District,
   3.00%, 12/1/02, FSA                         485         486
Grandview Heights City School District,
   0.00%, 12/1/14, FSA                         540         315
Hamilton City School
   District Improvements,
   Series A, 5.38%, 12/1/16,
   Callable 12/1/11 @ 100, FGIC              1,200       1,306
Hamilton City School
   District Improvements,
   Series A, 6.15%, 12/1/16,
   State Aid Withholding                       600         719
Hilliard School District,
   0.00%, 12/1/16, FGIC                      3,720       1,942
Hilliard School District,
   0.00%, 12/1/17, FGIC                      3,720       1,827
Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/12, AMBAC                       250         164
Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/14, AMBAC                       250         146
Indian Lake Local School District,
   Capital Appreciation,
   7.00%, 12/1/14,
   Callable 12/1/05 @ 102, AMBAC (b)         2,500       2,894


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands)

                                        Principal
Security Description                      Amount       Value

Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/15, AMBAC                   $   250 $       137
Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/16, AMBAC                       250         129
Jackson Local School District,
   5.63%, 12/1/25,
   Callable 12/1/10 @ 100, FSA               1,500       1,584
La Brae Local School District,
   Classroom Facilities Improvement,
   4.20%, 12/1/11, AMBAC                       320         334
La Brae Local School District,
   Classroom Facilities Improvement,
   4.30%, 12/1/12, AMBAC                       285         298
Lake Local School District,
   Wood County,
   4.60%, 12/1/11, MBIA                        450         484
Lake Local School District,
   Wood County,
   5.30%, 12/1/21,
   Callable 12/1/11 @ 101, MBIA              1,575       1,647
Lakeview Local School District,
   6.95%, 12/1/19                            1,250       1,408
Liberty Benton Local School District,
   Capital Appreciation,
   0.00%, 12/1/15, AMBAC                       570         313
Liberty Benton Local School District,
   Capital Appreciation,
   0.00%, 12/1/16, AMBAC                       285         147
Lima City School District,
   5.20%, 12/1/06, AMBAC                       255         281
Lima City School District,
   5.00%, 12/1/07, AMBAC                       405         446
Lima City School District,
   5.00%, 12/1/08, AMBAC                       400         440
Lima City School District,
   0.00%, 12/1/12, AMBAC                       520         342
Lima City School District,
   0.00%, 12/1/13, AMBAC                       520         323
Lima City School District,
   0.00%, 12/1/14, AMBAC                       520         304
Lima City School District,
   6.00%, 12/1/22,
   Callable 12/1/10 @ 102, AMBAC             2,000       2,212
London City School District,
   2.20%, 12/1/02, FGIC                        200         200
London City School District,
   2.35%, 12/1/03, FGIC                        250         252
London City School District,
   School Facilities Construction
   and Improvement,
   5.50%, 12/1/16,
   Callable 12/1/11 @ 100, FGIC              1,250       1,373
Marion Local School District,
   5.75%, 12/1/22,
   Callable 12/1/10 @ 101, MBIA                230         249



                                        Principal
Security Description                      Amount       Value

Marysville Exempt Village School District,
   0.00%, 12/1/13, AMBAC                   $   555 $       342
Marysville Exempt Village School District,
   0.00%, 12/1/16, MBIA                        500         272
Marysville Exempt Village School District,
   0.00%, 12/1/17, AMBAC                       955         469
Marysville Exempt Village School District,
   5.25%, 12/1/18,
   Callable 12/1/12 @ 100, MBIA                605         646
Marysville Exempt Village School District,
   6.00%, 12/1/24,
   Callable 12/1/10 @ 101, AMBAC               725         860
Minerva Local School District,
   Classroom Facilities,
   5.13%, 12/1/20,
   Callable 12/1/12 @ 100, MBIA              2,700       2,800
Mount Vernon City School District,
   7.50%, 12/1/14,
   Callable 12/1/04 @ 101, FGIC                500         561
Newcomerstown Exempt
   Village School Facilities,
   6.25%, 12/1/23,
   Callable 12/1/10 @ 102, MBIA                900       1,013
Nordonia Hills City School District,
   5.45%, 12/1/25,
   Callable 12/1/10 @ 101, AMBAC             1,500       1,572
Nordonia Hills Local School District,
   5.38%, 12/1/20,
   Callable 12/1/10 @ 101, AMBAC             1,500       1,597
North Canton City School District,
   5.90%, 12/1/14,
   Prerefunded 12/1/04 @ 102, AMBAC          2,000       2,209
Northwest Local School District,
   Capital Appreciation,
   0.00%, 12/1/13, AMBAC                       280         174
Northwest Local School District,
   Capital Appreciation,
   0.00%, 12/1/14, AMBAC                       280         164
Olentangy Local School District,
   Series A, 6.25%, 12/1/14,
   Prerefunded 12/1/04 @ 102                   500         556
Pickerington Local School District,
   Capital Appreciation,
   0.00%, 12/1/12, AMBAC                       870         569
Sidney City School District,
   4.70%, 12/1/11, FGIC                        200         217
South-Western City School District,
   4.75%, 12/1/26,
   Callable 12/1/09 @ 100, AMBAC             5,000       4,880
Springfield City School District,
   Capital Appreciation,
   0.00%, 12/1/11, AMBAC                     1,715       1,182
Springfield City School District,
   Capital Appreciation,
   4.50%, 12/1/11, FGIC                        500         533
Springfield City School District,
   Capital Appreciation,
   0.00%, 12/1/14, FGIC                      1,800       1,061


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands)

                                        Principal
Security Description                      Amount       Value

Springfield City School District,
   Capital Appreciation,
   5.00%, 12/1/17,
   Callable 12/1/11 @ 102, FGIC            $   500 $       528
State Community Schools,
   Capital Facilities Improvements,
   Series A, 4.75%, 6/15/19,
   Callable 6/15/10 @ 100                    1,500       1,519
State Higher Education,
   Capital Facility,
   Series A, 4.00%, 2/1/04                     260         267
State Higher Education,
   Capital Facility,
   Series A, 5.25%, 2/1/09                     230         256
State Higher Education,
   Series A, 3.50%, 8/1/03                   3,000       3,042
State Higher Education,
   Series A, 3.00%, 8/1/05                     715         733
State Higher Education,
   Series A, 4.25%, 8/1/06                   3,155       3,366
State Higher Education,
   Series A, 4.25%, 8/1/07                   2,250       2,399
State Higher Education,
   Series A, 5.38%, 8/1/15                   5,585       6,154
State Higher Education,
   Series B, 4.00%, 11/1/05                  1,000       1,055
State Higher Education,
   Series B, 4.25%, 11/1/11                    550         577
Wadsworth City School District,
   Capital Appreciation,
   0.00%, 12/1/08, FGIC                        555         449
Wadsworth City School District,
   Capital Appreciation,
   0.00%, 12/1/11, FGIC                        555         383
West Clermont Local School District,
   3.25%, 12/1/10, FSA                         250         244
West Clermont Local School District,
   3.25%, 12/1/11, FSA                         650         625
West Clermont Local School District,
   0.00%, 12/1/13, FSA                         400         244
West Clermont Local School District,
   0.00%, 12/1/15, FSA                         870         472
Woodridge Local School District,
   6.00%, 12/1/19,
   Prerefunded 12/1/04 @ 102, AMBAC          1,000       1,106
Worthington City School District,
   5.90%, 6/1/07, FGIC                       1,000       1,134
Worthington City School District,
   5.90%, 12/1/08, FGIC                      1,945       2,244
Worthington City School District,
   6.00%, 12/1/10, FGIC                      2,175       2,550
Worthington City School District,
   6.00%, 12/1/11, FGIC                      2,255       2,665

                                                        93,027



                                        Principal
Security Description                      Amount       Value

Housing (0.6%):
Cincinnati,
   6.30%, 12/1/15,
   Callable 6/1/05 @ 101, AMT               $1,250  $    1,321

Public Facilities (Convention, Sport,
   Public Buildings): (1.2%):
Athens Recreation Facilities,
   4.75%, 12/1/08, FGIC                        200         217
Hilliard,
   5.25%, 12/1/27,
   Callable 12/1/12 @ 100                      625         644
Lorain County Justice Center,
   3.00%, 12/1/03, FGIC                        200         203
Lorain County Justice Center,
   3.05%, 12/1/05, FGIC                        155         159
Lorain County Justice Center,
   3.30%, 12/1/06, FGIC                        180         186
Lorain County Justice Center,
   4.20%, 12/1/11, FGIC                        385         402
Lorain County Justice Center,
   4.25%, 12/1/12, FGIC                        250         260
Medina,
   4.45%, 12/1/16,
   Callable 12/1/12 @ 100                      400         405

                                                         2,476

Public Improvements (4.1%):
Akron,
   5.50%, 12/1/21,
   Callable 12/1/10 @ 101                      510         538
Cincinnati,
   5.00%, 12/1/09                            2,455       2,720
Cincinnati,
   5.00%, 12/1/10                            2,955       3,268
Columbus,
   Series 1, 5.50%, 11/15/08                 1,000       1,134
Columbus,
   Series 1, 5.50%, 11/15/10                 1,000       1,142

                                                         8,802

Transportation (2.4%):
State Highway Capital Improvements,
   Series C, 4.50%, 5/1/03                   1,400       1,420
State Highway Capital Improvements,
   Series E, 5.25%, 5/1/04                   1,750       1,841
State Highway Capital Improvements,
   Series F, 5.25%, 5/1/10                     500         559
State Infrastructure Improvement,
   5.25%, 2/1/03                             1,250       1,261

                                                         5,081

Utilities (Sewers, Telephone,
   Electric): (1.8%):
Avon Route 83 Sewer Improvements,
   6.50%, 12/1/15                              335         406
Canton, Waterworks System,
   5.75%, 12/1/10,
   Callable 12/1/05 @ 102, AMBAC               500         555


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands)

                                            Principal
Security Description                          Amount       Value

Huron County, Landfill Issue II,
   5.40%, 12/1/07, MBIA                    $   285 $       320
Huron County, Landfill Issue II,
   5.60%, 12/1/09,
   Callable 12/1/07 @ 102, MBIA                320         360
Toledo, Sewer Improvements,
   6.10%, 12/1/14,
   Callable 12/1/04 @ 102, AMBAC             1,000       1,108
Toledo, Street Improvements,
   5.00%, 12/1/16,
   Callable 12/1/11 @ 100, MBIA              1,050       1,106

                                                         3,855

Total General Obligations                              124,839

Revenue Bonds (36.8%):
County, City & Special District (0.6%):
Hamilton County Sales Tax,
   Series B, 5.25%, 12/1/32,
   Callable 12/1/10 @ 100, AMBAC             1,250       1,277

Education (11.6%):
Bowling Green State University
   General Receipts,
   5.00%, 6/1/03, FGIC                       1,000       1,019
Bowling Green State University
   General Receipts,
   4.80%, 6/1/10, FGIC                       1,000       1,085
Cincinnati Technical College,
   3.30%, 10/1/08, AMBAC                       250         253
Cincinnati Technical College,
   3.50%, 10/1/09, AMBAC                       250         253
Cincinnati Technical College,
   5.00%, 10/1/10, AMBAC                       500         551
Cincinnati Technical College,
   5.00%, 10/1/12, AMBAC                       650         717
Cincinnati Technical College,
   5.00%, 10/1/28,
   Callable 10/1/13 @ 100, AMBAC               750         753
State Building Authority,
   5.00%, 6/1/08                             1,000       1,098
State Higher Education Capital Facilities,
   Series II-A, 5.25%, 12/1/06               1,400       1,554
State Higher Education Capital Facilities,
   Series II-A, 5.50%, 12/1/08               5,000       5,661
State Higher Education Facility Revenue,
   5.13%, 11/1/21,
   Callable 11/1/11 @ 101                    2,000       2,045
State Higher Education Facility Revenue,
   Denison University Project,
   4.25%, 11/1/02                              335         335
State Higher Education Facility Revenue,
   Denison University Project,
   4.75%, 11/1/05                            1,285       1,384
State Higher Education Facility Revenue,
   Xavier University,
   6.00%, 5/15/08,
   Callable 5/15/07 @ 102, MBIA                500         570


                                        Principal
Security Description                      Amount       Value

State Public Facility Commission,
   Higher Educational Facilities Revenue,
   Series II-A, 4.50%, 12/1/03             $   500 $       515
State Special Obligation,
   Elementary & Secondary
   Education Facilities,
   Series A, 5.00%, 6/1/07, AMBAC            1,100       1,206
State Special Obligation,
   Elementary & Secondary
   Education Facilities,
   Series B, 5.00%, 12/1/06, FSA             1,550       1,705
State University General Receipts,
   Series A, 5.75%, 12/1/24,
   Callable 12/1/09 @ 101                    1,250       1,340
University Cincinnati General Receipts,
   Series F, 5.00%, 6/1/23,
   Callable 6/1/12 @ 100                     1,700       1,712
University Cincinnati General Receipts,
   Series F, 5.00%, 6/1/24,
   Callable 6/1/12 @ 100                     1,000       1,005

                                                        24,761

Hospitals, Nursing Homes
   & Health Care (1.3%):
Cuyahoga County Hospital,
   Fairview General Hospital Project,
   6.25%, 8/15/10,
   Callable 2/15/03 @ 102                      500         515
Lake County Hospital,
   Improvement Facilities,
   6.38%, 8/15/03, AMBAC                       300         311
Lucas County Hospital Revenue,
   5.75%, 11/15/14,
   Prerefunded 11/15/06 @ 102, MBIA          1,785       1,935

                                                         2,761

Housing (3.2%):
Capital Corp. for Housing Management,
   Springhill Homes,
   Series C, 6.50%, 7/1/24,
   Callable 1/1/03 @ 103, MBIA                 920         949
Cuyahoga County Multifamily,
   Water Street Assoc.,
   5.60%, 6/20/08, GNMA AMT                    370         395
Greater Cincinnati Elderly Housing
   Finance Corp., Walnut Towers,
   Series A, 6.90%, 8/1/25,
   Callable 8/1/04 @ 102, FHA                2,020       2,160
Housing Finance Agency,
   Residential, Series A-1,
   5.70%, 9/1/09, GNMA AMT                     885         953
Housing Finance Agency,
   Residential, Series A-1,
   6.35%, 9/1/31,
   Callable 9/1/09 @ 100, GNMA AMT           1,290       1,368


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands)

                                        Principal
Security Description                      Amount       Value

Ohio Capital Corp. for Housing
   Management, Kent Gardens,
   Series LL, 6.35%, 7/1/15,
   Callable 1/1/03 @ 101, MBIA              $1,000  $    1,012

                                                         6,837

Public Facilities (Convention, Sport,
   Public Buildings): (1.2%):
Crawford County Correctional Facilities,
   6.75%, 12/1/19,
   Prerefunded 12/1/04 @ 102, AMBAC          1,385       1,554
State Building Authority,
   Adult Correctional Facilities,
   Series A, 6.13%, 10/1/12,
   Prerefunded 10/1/03 @ 102                 1,000       1,061

                                                         2,615

Public Improvements (4.2%):
Franklin County Development,
   American Chemical Society Project,
   5.00%, 10/1/06                            1,350       1,451
State Air Quality Development
   Authority Revenue,
   Cincinnati Gas & Electric,
   Series B, 1.95%*, 11/1/02**               1,500       1,500
State Building Authority, State
   Facilities, Administration
   Building Funding Project B,
   4.00%, 10/1/11, FSA                       1,500       1,543
State Building Authority, State
   Facilities, Administration
   Building Funding Project B,
   4.00%, 10/1/12, FSA                         300         306
State Economic Development,
   ABS Industries Inc. Project,
   6.00%, 6/1/04, AMT                          210         217
State Pollution Control Revenue,
   Sohio Air Project,
   1.95%*, 11/1/02**                         3,300       3,300
Twinsburg,
   5.50%, 12/1/15,
   Callable 12/1/11 @ 100, FGIC                600         665

                                                         8,982

Transportation (5.9%):
State Infrastructure Revenue,
   5.00%, 12/15/02                           5,000       5,021
State Infrastructure Revenue,
   5.00%, 12/15/07                           1,175       1,298
State Turnpike Commission,
   Series A, 5.50%, 2/15/26,
   Prerefunded 2/15/06 @ 102, MBIA           5,500       6,152

                                                        12,471

Utilities (Sewers, Telephone,
   Electric): (4.8%):
Akron Sewer System Revenue,
   4.95%, 12/1/10, AMBAC                       300         328



                                        Principal
Security Description                      Amount       Value

Cleveland Public Power Systems,
   Series A, 7.00%, 11/15/16,
   Prerefunded 11/15/04 @ 102, MBIA        $   410 $       461
Cleveland Public Power Systems,
   Series A, 7.00%, 11/15/16,
   Prerefunded 11/15/04 @ 102, MBIA            340         382
Cleveland Public Power Systems,
   Series A, 7.00%, 11/15/24,
   Prerefunded 11/15/04 @ 102, MBIA          1,985       2,232
Cuyahoga County Utility System,
   Medical Center Co. Project,
   Series B, 5.85%, 8/15/10,
   Callable 8/15/05 @ 102, MBIA AMT          1,500       1,601
Hamilton County Sewer Systems Revenue,
   Series A, 6.00%, 12/1/05, FGIC            1,080       1,204
Municipal Electric Generation Agency,
   0.00%, 2/15/29, AMBAC                     2,500         624
State Water Development Authority,
   Dayton Power & Light,
   Series A, 6.40%, 8/15/27,
   Callable 12/19/02 @ 102                   3,250       3,311

                                                        10,143

Utilities -- Water (4.0%):
Akron Waterworks Revenue,
   5.63%, 12/1/20,
   Callable 6/1/10 @ 100, AMBAC              1,250       1,364
Avon Lake Water System Revenue,
   Series A, 5.50%, 10/1/17,
   Callable 10/1/10 @ 100, AMBAC               420         454
Avon Lake Water System Revenue,
   Series A, 5.50%, 10/1/18,
   Callable 10/1/10 @ 100, AMBAC               445         478
Cleveland Waterworks,
   5.75%, 1/1/21,
   Prerefunded 1/1/06 @ 102, MBIA              940       1,056
Cleveland Waterworks,
   Series J, 5.00%, 1/1/04                   1,000       1,038
Huber Heights Water Systems,
   Capital Appreciation,
   0.00%, 12/1/24, MBIA                      1,000         314
Huber Heights Water Systems,
   Capital Appreciation,
   0.00%, 12/1/25, MBIA                      1,000         298
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/15,
   Callable 12/1/12 @ 101, FSA                 615         660
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/16,
   Callable 12/1/12 @ 101, FSA                 645         685
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/17,
   Callable 12/1/12 @ 101, FSA                 680         715

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands, Except Shares)

                                          Shares/
                                        Principal
Security Description                      Amount       Value

Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/18,
   Callable 12/1/12 @ 101, FSA             $   710 $       741
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/19,
   Callable 12/1/12 @ 101, FSA                 745         770

                                                         8,573

Total Revenue Bonds                                     78,420

Total Ohio Municipal Bonds (Cost $192,901)             203,259

Investment Companies (4.1%)

Blackrock Ohio Money Market              3,000,000       3,000
Touchstone Ohio Money Market             5,813,179       5,813

Total Investment Companies (Cost $8,813)                 8,813

Total Investments (Cost $201,714) (a) -- 99.6%          212,072

Other assets in excess of liabilities -- 0.4%               774

NET ASSETS -- 100.0%                                   $212,846

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $10,554

     Unrealized depreciation                              (196)

     Net unrealized appreciation                       $10,358

(b) Segregated as collateral for securities purchased on a "when-issued" basis.

* Variable rate securities having liquidity sources through bank letters of credit and/ or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2002.

**   The date reflects the next rate change date.

AMBAC -- Insured by American Municipal Bond Assurance Corp.

AMT -- Alternative Minimum Tax

FGIC -- Financial Guaranty Insurance Co.

FHA -- Federal Home Association

FSA -- Insured by Financial Security Assurance

GNMA -- Insured by Government National Mortgage Association

MBIA -- Municipal Bond Insurance Association


                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                                     National         New York            Ohio
                                                                                     Municipal        Municipal         Municipal
                                                                                       Bond             Bond              Bond
                                                                                       Fund             Fund              Fund

ASSETS:
Investments, at value (Cost $79,141; $21,328; $201,714)                              $81,675           $22,687          $212,072
Cash                                                                                      10                15                10
Interest and dividends receivable                                                        912               278             3,461
Receivable from brokers for investments sold                                             845                --                --
Receivable from distributor                                                               32                 6                 3
Prepaid expenses and other assets                                                         18                18                 6

         Total Assets                                                                 83,492            23,004           215,552

LIABILITIES:
Payable to brokers for investments purchased                                           3,449                --             2,498
Accrued expenses and other payables
     Investment advisory fees                                                             31                 8               109
     Administration fees                                                                   1                --                 2
     Custodian fees                                                                        5                 2                 6
     Transfer agent fees                                                                   5                 3                14
     Shareholder service fees--Class A                                                     9                 1                13
     12b-1 Fees--Class G                                                                  --                --                37
     Other                                                                                 3                --                27

         Total Liabilities                                                             3,503                14             2,706

NET ASSETS:
Capital                                                                               76,413            21,656           200,847
Accumulated net investment income                                                         17                19                33
Net unrealized appreciation from investments                                           2,534             1,359            10,358
Accumulated undistributed net realized gains
   (losses) from investment transactions                                               1,025               (44)            1,608

         Net Assets                                                                  $79,989           $22,990          $212,846

Net Assets
     Class A                                                                         $65,976           $17,314          $ 74,453
     Class G                                                                          14,013             5,676           138,393

         Total                                                                       $79,989           $22,990          $212,846

Outstanding units of beneficial interest (shares)
     Class A                                                                           6,021             1,349             6,173
     Class G                                                                           1,278               444            11,492

         Total                                                                         7,299             1,793            17,665

Net asset value
     Redemption price per share-- Class A                                            $ 10.96           $ 12.84          $  12.06
     Offering and redemption price per share-- Class G                               $ 10.97           $ 12.77          $  12.04

Maximum sales charge-- Class A                                                          2.00%             2.00%             2.00%

Maximum offering price per share (100%/(100%-maximum sales charge)
   of net asset value adjusted to nearest cent)-- Class A                            $ 11.18           $ 13.10          $  12.31



                      See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2002

(Amounts in Thousands)


                                                                                      National          New York           Ohio
                                                                                     Municipal          Municipal        Municipal
                                                                                        Bond              Bond             Bond
                                                                                        Fund              Fund             Fund

Investment Income:
Interest income                                                                        $2,552            $1,048            $9,051
Dividend income                                                                            71                 7                91

     Total Income                                                                       2,623             1,055             9,142

Expenses:
Investment advisory fees                                                                  403               117             1,199
Administration fees                                                                        95                28               261
Shareholder service fees-- Class A                                                        153                37               179
12b-1 fees-- Class G                                                                       29                12               319
Accounting fees                                                                            68                52                89
Custodian fees                                                                             29                 8                48
Legal and audit fees                                                                        8                 5                21
Trustees' fees and expenses                                                                 3                 1                 7
Transfer agent fees                                                                        46                21                90
Registration and filing fees                                                               26                21                27
Printing fees                                                                               4                 2                10
Other                                                                                       4                 1                10

     Total Expenses                                                                       868               305             2,260

Expenses voluntarily reduced                                                             (129)              (63)               --

     Expenses before reimbursement from distributor                                       739               242             2,260
     Expenses reimbursed by distributor                                                   (75)              (40)               --

     Net Expenses                                                                         664               202             2,260

Net Investment Income                                                                   1,959               853             6,882

Realized/unrealized gains (losses) from investments:
Net realized gains (losses) from investment transactions                                1,273               (61)            1,568
Net change in unrealized appreciation/depreciation from investments                       687               358             1,007

Net realized/unrealized gains from investments                                          1,960               297             2,575

Change in net assets resulting from operations                                         $3,919            $1,150            $9,457



                      See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                     National Municipal          New York Municipal           Ohio Municipal
                                                          Bond Fund                   Bond Fund                  Bond Fund

                                                     Year          Year          Year          Year         Year          Year
                                                     Ended         Ended         Ended         Ended        Ended         Ended
                                                  October 31,   October 31,   October 31,   October 31,  October 31,   October 31,
                                                     2002          2001          2002          2001         2002          2001

From Investment Activities:
Operations:
     Net investment income                         $  1,959      $  1,660       $   853       $   801      $  6,882      $  7,477
     Net realized gains (losses) from
       investment transactions                        1,273         2,756           (61)           97         1,568         4,404
     Net change in unrealized appreciation/
       depreciation from investments                    687         1,272           358           555         1,007         6,155

Change in net assets resulting from operations        3,919         5,688         1,150         1,453         9,457        18,036

Distributions to Shareholders:
     From net investment income by class:
         Class A                                     (1,671)       (1,507)         (651)         (653)       (2,463)       (2,898)
         Class G                                       (295)         (150)         (184)         (131)       (4,312)       (4,622)
     From net realized gains from
       investment transactions                       (2,756)         (762)          (48)           --        (3,670)           --

Change in net assets from distributions
   to shareholders                                   (4,722)       (2,419)         (883)         (784)      (10,445)       (7,520)

Capital Transactions:
     Proceeds from shares issued                     58,194        31,837         6,668         7,192        46,559        39,911
     Dividends reinvested                             2,960         1,522           484           505         5,572         4,422
     Cost of shares redeemed                        (44,396)      (10,219)       (4,698)       (4,433)      (31,200)      (32,940)

Change in net assets from capital transactions       16,758        23,140         2,454         3,264        20,931        11,393

Change in net assets                                 15,955        26,409         2,721         3,933        19,943        21,909

Net Assets:
     Beginning of period                             64,034        37,625        20,269        16,336       192,903       170,994

     End of period                                 $ 79,989      $ 64,034       $22,990       $20,269      $212,846      $192,903

Share Transactions:
     Issued                                           5,422         2,952           526           573         3,930         3,369
     Reinvested                                         276           143            39            41           471           375
     Redeemed                                        (4,123)         (948)         (374)         (355)       (2,638)       (2,789)

Change in Shares                                      1,575         2,147           191           259         1,763           955



                      See notes to financial statements.



The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                National Municipal Bond Fund

                                                                      Class A Shares


                                              Year           Year          Year           Year           Year
                                              Ended          Ended         Ended          Ended          Ended
                                           October 31,    October 31,   October 31,    October 31,    October 31,
                                              2002           2001          2000           1999          1998

Net Asset Value, Beginning of Period         $ 11.19       $ 10.52        $ 10.17        $ 10.92       $ 10.51

Investment Activities
     Net investment income                      0.29          0.36           0.40           0.41          0.43
     Net realized and unrealized gains
       (losses) from investments                0.25          0.87           0.40          (0.51)         0.41

         Total from Investment Activities       0.54          1.23           0.80          (0.10)         0.84

Distributions
     Net investment income                     (0.29)        (0.36)         (0.40)         (0.41)        (0.43)
     Net realized gains                        (0.48)        (0.20)         (0.05)         (0.24)           --

         Total Distributions                   (0.77)        (0.56)         (0.45)         (0.65)        (0.43)

Net Asset Value, End of Period               $ 10.96       $ 11.19        $ 10.52        $ 10.17       $ 10.92

Total Return (excludes sales charges)           5.10%        12.09%          8.07%         (0.99)%        8.15%

Ratios/Supplementary Data:
Net Assets at end of period (000)            $65,976       $55,279        $36,516        $37,579       $47,296
Ratio of expenses to
   average net assets <F6>                      0.88%         1.05%          1.04%          0.86%         0.67%
Ratio of net investment income
   to average net assets <F6>                   2.70%         3.28%          3.93%          3.80%         4.02%
Ratio of expenses to
   average net assets<F1>                       1.18%         1.21%          1.33%          1.24%         1.22%
Ratio of net investment income
   to average net assets<F1>                    2.40%      3.12%       3.64%       3.42%      3.47%
Portfolio turnover <F5>                          330%       472%        270%        127%       152%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain operating expenses (excluding certain items) of the Class G Shares of the Fund at a minimum of 1.90% until at least February 28, 2012.






The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                   National Municipal Bond Fund

                                                         Class G Shares

                                                                     December 17,
                                                Year         Year        1999
                                                Ended        Ended      through
                                              October 31, October 31, October 31,
                                                 2002        2001      2000<F2>

Net Asset Value, Beginning of Period            $ 11.19      $10.52      $10.13

Investment Activities
     Net investment income                         0.28        0.34        0.32
     Net realized and unrealized gains
       (losses) from investments                   0.26        0.87        0.40

         Total from Investment Activities          0.54        1.21        0.72

Distributions
     Net investment income                        (0.28)      (0.34)      (0.33)
     Net realized gains                           (0.48)      (0.20)         --

         Total Distributions                      (0.76)      (0.54)      (0.33)

Net Asset Value, End of Period                  $ 10.97      $11.19      $10.52

Total Return (excludes sales charges)              5.06%      11.90%       7.26%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)               $14,013      $8,755      $1,109
Ratio of expenses to
   average net assets <F6>                         1.03%       1.19%       1.48%<F4>
Ratio of net investment income
   to average net assets <F6>                      2.56%       3.01%       3.42%<F4>
Ratio of expenses to
   average net assets<F1>                          1.20%       1.37%       4.85%<F4>
Ratio of net investment income
   to average net assets<F1>                       2.39%       2.83%       0.05%<F4>
Portfolio turnover <F5>                             330%        472%        270%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain operating expenses (excluding certain items) of the Class G Shares of the Fund at a minimum of 1.90% until at least February 28, 2012.




                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                          New York Municipal Bond Fund

                                                                  Class A Shares

                                             Year         Year         Year         Year         Year
                                             Ended        Ended        Ended        Ended        Ended
                                          October 31,  October 31,  October 31,  October 31,  October 31,
                                             2002         2001         2000         1999         1998

Net Asset Value, Beginning of Period        $ 12.66       $ 12.17     $ 11.99      $ 12.80     $ 12.68

Investment Activities
     Net investment income                     0.51          0.59        0.61         0.61        0.61
     Net realized and unrealized gains
       (losses) from investments               0.20          0.48        0.19        (0.81)       0.14

         Total from Investment Activities      0.71          1.07        0.80        (0.20)       0.75

Distributions
     Net investment income                    (0.50)        (0.58)      (0.62)       (0.61)      (0.61)
     Net realized gains                       (0.03)           --          --           --       (0.02)

         Total Distributions                  (0.53)        (0.58)      (0.62)       (0.61)      (0.63)

Net Asset Value, End of Period              $ 12.84       $ 12.66     $ 12.17      $ 11.99     $ 12.80

Total Return (excludes sales charges)          5.80%         8.98%       7.00%       (1.74)%      6.12%

Ratios/Supplementary Data:
Net Assets at end of period (000)           $17,314       $15,458     $14,082      $14,084     $18,073
Ratio of expenses to
   average net assets <F6>                     0.88%         1.05%       0.98%        0.95%       0.94%
Ratio of net investment income
   to average net assets <F6>                  4.07%         4.80%       5.08%        4.82%       4.85%
Ratio of expenses to
   average net assets<F1>                      1.42%         1.49%       1.60%        1.42%       1.35%
Ratio of net investment income
   to average net assets<F1>                   3.53%         4.36%       4.46%        4.35%       4.44%
Portfolio turnover <F5>                          23%           45%         26%          28%         38%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain operating expenses (excluding certain items) of the Class G Shares of the Fund at a minimum of 1.90% until at least February 28, 2012.




The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                    New York Municipal Bond Fund

                                                      Class G Shares

                                                                       December 21,
                                                  Year         Year        1999
                                                  Ended        Ended      through
                                               October 31,  October 31,  October 31,
                                                  2002         2001      2000<F2>

Net Asset Value, Beginning of Period            $12.61      $12.11      $11.94

Investment Activities
     Net investment income                        0.48        0.53        0.52
     Net realized and unrealized gains
       (losses) from investments                  0.18        0.50        0.20

         Total from Investment Activities         0.66        1.03        0.72

Distributions
     Net investment income                       (0.47)      (0.53)      (0.55)
     Net realized gains                          (0.03)         --          --

         Total Distributions                     (0.50)      (0.53)      (0.55)

Net Asset Value, End of Period                  $12.77      $12.61      $12.11

Total Return (excludes sales charges)             5.38%       8.64%       6.16%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)               $5,676      $4,811      $2,254
Ratio of expenses to
   average net assets <F6>                        1.18%       1.49%       1.54%<F4>
Ratio of net investment income
   to average net assets <F6>                     3.78%       4.33%       4.42%<F4>
Ratio of expenses to
   average net assets<F1>                         1.54%       1.79%       2.96%<F4>
Ratio of net investment income
   to average net assets<F1>                      3.42%       4.03%       3.00%<F4>
Portfolio turnover <F5>                             23%         45%         26%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain operating expenses (excluding certain items) of the Class G Shares of the Fund at a minimum of 1.90% until at least February 28, 2012.



                      See notes to financial statements.



The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                              Ohio Municipal Bond Fund

                                                                  Class A Shares

                                             Year         Year         Year         Year         Year
                                             Ended        Ended        Ended        Ended        Ended
                                          October 31,  October 31,  October 31,  October 31,  October 31,
                                              2002        2001         2000         1999         1998

Net Asset Value, Beginning of Period       $ 12.14      $ 11.45      $ 11.11      $ 12.04      $ 11.72

Investment Activities
     Net investment income                    0.41         0.50         0.51         0.49         0.51
     Net realized and unrealized gains
       (losses) from investments              0.14         0.69         0.34        (0.75)        0.42

         Total from Investment
           Activities                         0.55         1.19         0.85        (0.26)        0.93

Distributions
     Net investment income                   (0.40)       (0.50)       (0.51)       (0.49)       (0.51)
     Net realized gains                      (0.23)          --           --        (0.10)       (0.10)
     In excess of net realized gains            --           --           --        (0.08)          --

         Total Distributions                 (0.63)       (0.50)       (0.51)       (0.67)       (0.61)

Net Asset Value, End of Period             $ 12.06      $ 12.14      $ 11.45      $ 11.11      $ 12.04

Total Return (excludes sales charges)         4.77%       10.55%        7.84%       (2.29)%       8.18%

Ratios/Supplementary Data:
Net Assets at end of period (000)          $74,453      $74,705      $64,414      $74,984      $82,704
Ratio of expenses to
   average net assets                         1.11%        1.03%        0.94%        0.92%        0.91%
Ratio of net investment income
   to average net assets                      3.47%        4.15%        4.52%        4.20%        4.31%
Ratio of expenses to
   average net assets<F1>                     <F7>         1.11%        1.15%        1.14%        1.13%
Ratio of net investment income
   to average net assets<F1>                  <F7>         4.07%        4.31%        3.98%        4.09%
Portfolio turnover <F6>                         83%          96%          69%         112%          95%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Ohio Tax-Free Fund merged into the Victory Ohio Municipal Bond Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no fee reductions during the period.





The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                             Ohio Municipal Bond Fund

                                                                   Class G Shares

                                                                                          March 26,
                                                 Year            Year          Year         1999
                                                 Ended           Ended         Ended        through
                                               October 31,   October 31,   October 31,    October 31,
                                                  2002           2001          2000          1999<F2><F3>

Net Asset Value, Beginning of Period            $  12.12      $  11.43      $  11.09      $  11.79

Investment Activities
     Net investment income                          0.41          0.49          0.51          0.28
     Net realized and unrealized gains
       (losses) from investments                    0.14          0.69          0.34         (0.70)

         Total from Investment
           Activities                               0.55          1.18          0.85         (0.42)

Distributions
     Net investment income                         (0.40)        (0.49)        (0.51)        (0.28)
     Net realized gains                            (0.23)           --            --            --
     In excess of net realized gains                  --            --            --            --

         Total Distributions                       (0.63)        (0.49)        (0.51)        (0.28)

Net Asset Value, End of Period                  $  12.04      $  12.12      $  11.43      $  11.09

Total Return (excludes sales charges)               4.75%        10.55%         7.89%        (3.59)%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)               $138,393      $118,198      $106,580      $122,458
Ratio of expenses to
   average net assets                               1.14%         1.04%         0.91%         0.90%<F5>
Ratio of net investment income
   to average net assets                            3.43%         4.14%         4.56%         4.18%<F5>
Ratio of expenses to
   average net assets<F1>                           <F7>          1.14%         1.13%         1.12%<F5>
Ratio of net investment income
   to average net assets<F1>                        <F7>          4.04%         4.34%         3.96%<F5>
Portfolio turnover <F6>                               83%           96%           69%          112%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Ohio Tax-Free Fund merged into the Victory Ohio Municipal Bond Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no fee reductions during the period.



                      See notes to financial statements.

Notes to Financial Statements
The Victory PortfoliosOctober 31, 2002

1.   Organization:

     The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) and a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 27 active funds. The accompanying financial statements are those of the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund (formerly the International Growth Fund), Nasdaq-100 Index(R) Fund, LifeChoice Conservative Investor Fund, LifeChoice Moderate Investor Fund, LifeChoice Growth Investor Fund, (together the LifeChoice Funds), Balanced Fund, Convertible Fund (formerly the Convertible Securities Fund), Real Estate Fund (formerly the Real Estate Investment Fund), Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund (formerly the New York Tax-Free Fund) and the Ohio Municipal Bond Fund (collectively, the "Funds").

     The Value Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Balanced Fund, Convertible Fund, Intermediate Income Fund, National Municipal Bond Fund, New York Municipal Bond Fund and the Ohio Municipal Bond Fund are authorized to issue two classes of shares: Class A Shares and Class G Shares. The Nasdaq-100 Index(R) Fund, Real Estate Fund, and Fund for Income are authorized to issue three classes of shares: Class A Shares, Class C Shares and Class G Shares. The Diversified Stock Fund is authorized to issue four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class G shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

     The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Diversified Stock Fund and the Growth Fund seek to provide long term growth of capital. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The Small Company Opportunity Fund seeks to provide capital appreciation. The International Fund seeks to provide capital growth consistent with reasonable investment risk. The Nasdaq-100 Index(R) Fund seeks to provide long-term capital appreciation. The LifeChoice Conservative Investor Fund seeks to provide current income combined with moderate growth of capital. The LifeChoice Moderate Investor Fund seeks to provide growth of capital combined with a moderate level of current income. The LifeChoice Growth Investor Fund seeks to provide growth of capital. The Balanced Fund seeks to provide income and long-term growth of capital. The Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Real Estate Fund seeks to provide total return through investments in real estate-related securities. The Intermediate Income Fund seeks to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The New York Municipal Bond Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

                                  Continued

The Victory Portfolios                                         October 31, 2002

2.   Reorganization:

     On May 23, 2001, the Board of Trustees of the Trust approved a Plan of Reorganization and Termination ("the Reorganization") to merge and transfer all of the assets and liabilities of the Class A Shares and Class G Shares of the Investment Quality Bond Fund into the Class A Shares and the Class G Shares, respectively, of the Intermediate Income Fund. The Reorganization qualified as a tax-free exchange for Federal income tax purposes and was completed on October 14, 2001, following approval by shareholders at a shareholder meeting held on September 13, 2001. The following is a summary of shares outstanding, net assets, net asset value per share and net unrealized appreciation immediately before and after the Reorganization (amounts in thousands):



                                                       Before                 After
                                                      Transfer               Transfer

                                             Victory          Victory        Victory
                                            Investment     Intermediate    Intermediate
                                             Quality          Income          Income
                                             Bond Fund         Fund            Fund

     Class A Shares (000)                      10,353          21,671           31,772
     Class G Shares (000)                          43             152              195

     Total Shares (000)                        10,396          21,823           31,967

     Class A Net Assets (000)                $ 99,906        $214,401         $314,307
     Class G Net Assets (000)                     419           1,495            1,914

     Total Net Assets (000)                  $100,325        $215,896         $316,221

     Net Asset Value
     Class A Shares                          $   9.65        $   9.89         $   9.89
     Class G Shares                          $   9.67        $   9.84         $   9.84

     Unrealized Appreciation (000)           $    230        $  5,975         $  6,205


3.   Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     Investments of the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Nasdaq-100 Index(R) Fund, Balanced Fund, Convertible Fund, Real Estate Fund, Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund, and the Ohio Municipal Bond Fund are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded or on the basis of valuation procedures approved by the Board of Trustees. For the LifeChoice Funds as well as the other Funds, investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

     Securities Transactions and Related Income:

     Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date, net of any applicable foreign taxes withheld. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds

                                  Continued

The Victory Portfolios                                         October 31, 2002

     Foreign Currency Translation:

     The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Balanced Fund and the International Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Trust isolates that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

     Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

     Repurchase Agreements:

     Each Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Trust's investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller under a repurchase agreement is required to maintain the collateral held pursuant to the agreement valued at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Forward Currency Contracts:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

     Futures Contracts:

     The Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Nasdaq-100 Index(R) Fund and the Balanced Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

                                  Continued

The Victory Portfolios                                         October 31, 2002

     Securities Purchased on a When-Issued Basis:

     All Funds except the LifeChoice Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2002, the following Funds had outstanding "when-issued" purchase commitments with corresponding assets segregated, as follows (amounts in thousands):

             Balanced Fund                               $1,192
             Intermediate Income Fund                     3,335
             Fund for Income                              4,387
             National Municipal Bond Fund                 1,603
             Ohio Municipal Bond Fund                     2,498

     Securities Lending:

     The Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Nasdaq-100 Index(R) Fund, Balanced Fund, and Intermediate Income Fund, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Trustees. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. Key Trust Company of Ohio, N.A. ("Key Trust"), an affiliate of the Adviser, serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"). Under guidelines established by the Board of Trustees, the Fund must maintain loan collateral with Key Trust at all times in an amount equal to at least 102% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Key Trust, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time. The following Funds loaned securities and held collateral with the following market values as of October 31, 2002 (amounts in thousands):

                                                Market Value      Market Value
                                            of Loaned Securities  of Collateral

            Value Fund                           $  84,697         $  88,105
            Diversified Stock Fund                 308,565           318,916
            Stock Index Fund                        96,599           103,820
            Growth Fund                             80,231            82,034
            Established Value Fund                  52,461            53,962
            Special Value Fund                      53,783            55,435
            Small Company Opportunity Fund          26,933            27,422
            Balanced Fund                           82,176            84,258
            Intermediate Income Fund                84,072            86,495

     As of October 31, 2002, each Fund's loaned securities were fully collateralized by cash, which was reinvested in over night repurchase agreements and money market funds.

                                  Continued

The Victory Portfolios                                         October 31, 2002


     Dividends to Shareholders:

     Dividends from net investment income are declared and paid quarterly for the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Nasdaq-100 Index(R) Fund, the LifeChoice Funds, Convertible Fund, and the Real Estate Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund and the Ohio Municipal Bond Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

     The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund are reclassified as an offset to capital in the accompanying statements of assets and liabilities.

     Federal Income Taxes:

     It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     Other:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or other appropriate basis. Fees paid under a Fund's shareholder servicing or distribution plans, as well as transfer agency, printing and state registration fees, are borne by the specific class of shares to which they apply.

4.   Purchases and Sales of Securities:

     Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2002 were as follows (amounts in thousands):

                                                     Purchases        Sales

          Value Fund                               $   169,089     $   224,534
          Diversified Stock Fund                     1,260,158       1,072,043
          Stock Index Fund                              37,987         176,870
          Growth Fund                                  121,043         151,410
          Established Value Fund                       238,361         280,774
          Special Value Fund                           184,872         177,480
          Small Company Opportunity Fund                72,259          78,487
          International Fund                           216,294         238,287
          Nasdaq-100 Index(R)Fund                        9,087           7,015
          LifeChoice Conservative Investor Fund          5,459           4,416
          LifeChoice Moderate Investor Fund             13,810          16,539
          LifeChoice Growth Investor Fund                8,001           7,352
          Balanced Fund                                339,348         372,901
          Convertible Fund                              35,081          45,088
          Real Estate Fund                              16,882           4,834
          Intermediate Income Fund                     519,316         519,068
          Fund for Income                              384,378         250,542
          National Municipal Bond Fund                 238,261         223,364
          New York Municipal Bond Fund                   6,586           4,441
          Ohio Municipal Bond Fund                     156,618         154,242


                                  Continued

The Victory Portfolios                                         October 31, 2002

5.   Related Party Transactions:

     Investment advisory services are provided to all the Funds by Victory Capital Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyCorp. Templeton Investment Counsel serves as a sub-adviser for the International Fund. Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The Adviser, and not the Trust, pays sub-advisory fees as applicable. Key Bank National Association serving as custodian for all of the Funds, receives custodian fees in addition to reimbursement of expenses incurred.

     Under terms of the Investment Advisory Agreement, the investment advisory fees of the Value Fund, Growth Fund and Special Value Fund are computed at the annual rate of 0.75% of the Fund's average daily net assets up to $400 million, 0.65% of the Fund's average daily net assets between $400 million and $800 million, and 0.60% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Diversified Stock Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $800 million, and 0.60% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Stock Index Fund are computed at the annual rate of 0.50% of the Fund's average daily net assets up to $400 million, 0.45% of the Fund's average daily net assets between $400 million and $800 million, and 0.40% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Established Value Fund and the Small Company Opportunity Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $100 million, 0.55% of the Fund's average daily net assets between $100 million and $200 million, and 0.45% of the Fund's average daily net assets greater than $200 million; and, the investment advisory fees of the Balanced Fund are computed at the annual rate of 0.70% of the Fund's average daily net assets up to $400 million, 0.60% of the Fund's average daily net assets between $400 million and $800 million, and 0.55% of the Fund's average daily net assets greater than $800 million.

     BISYS Fund Services, Inc. (the "Administrator"), an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator to the Trust. Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Trust for serving as officers.

     Under the terms of the Administration Agreement, prior to April 1, 2002, the Administrator's fee was computed at the annual rate of 0.15% of the Fund's average daily net assets of $300 million and less, 0.12% of the Fund's average daily net assets between $300 million and $600 million and 0.10% of the Fund's average daily net assets greater than $600 million. After April 1, 2002, the Administrator's fee is computed at the annual rate of 0.14% of the Trust's average daily net assets up to $8 billion, 0.10% of the Trust's average daily net assets between $8 billion and $25 billion, and 0.08% of the Trust's average daily net assets greater than $25 billion. Under a Sub-Administration Agreement, BISYS pays the Adviser a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds. The Administrator's fees for the LifeChoice Funds is computed at the annual rate of 0.01% of the average daily net assets of each Fund with a minimum of $12,000 per Fund per year. Under a Sub-Administration Agreement, BISYS pays the Adviser a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds.

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of BISYS, serves the Trust as Fund Accountant and Transfer Agent for the Funds. Under the terms of the Fund Accounting and Transfer Agency Agreements, BISYS Ohio is entitled to receive fees and reimbursement of out-of-pocket expenses incurred in providing fund accounting and transfer agent services.

     BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of BISYS, serves as distributor for the shares of the Trust.

     Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly service fee at an annual rate of up to 0.25% of the average daily net assets of the Class G shares of the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Nasdaq-100 Index(R) Fund, Balanced Fund, Convertible Fund, Real Estate Fund, Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund and the Ohio Municipal Bond Fund. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. The Distributor may also receive a fee for general distribution services and for its assistance in selling Class G shares of the Funds. This fee is computed and paid at an annual rate of 0.25% of the average daily net assets of the Class G shares of the Value Fund, Diversified Stock Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Balanced Fund, Convertible Fund, and the Real Estate Fund.

     The Distributor or financial institutions (directly or through the Distributors) may receive from Class A shares of all the Funds except the Stock Index Fund and Class B Shares for the Diversified Stock Fund, pursuant to a Shareholder Servicing Plan, a fee of up to 0.25% of the average daily net assets of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Advisor.

                                  Continued

The Victory Portfolios                                         October 31, 2002


     In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended October 31, 2002, the Distributor received approximately $928 from commissions earned on sales of the Class A Shares of the Funds, a portion of which the Distributor reallowed to dealers of the Funds' shares including approximately $80 to affiliates of the Funds.

     Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

     Additional information regarding related party transactions is as follows for the year ended October 31, 2002:



                                                         Investment             Administration     Shareholder
                                                        Advisory Fees                Fees        Servicing Fees

                                                Maximum
                                               Percentage
                                               of Average        Voluntary         Voluntary        Voluntary
                                                  Daily             Fee               Fee              Fee
                                               Net Assets       Reductions        Reductions       Reductions

                                                                    (000)            (000)             (000)
     Value Fund                                   0.75%               --               --                --
     Diversified Stock Fund                       0.65%               --               --                91
     Stock Index Fund                             0.50%               97              622                --
     Growth Fund                                  0.75%               --               --                --
     Established Value Fund                       0.65%               --              241               150
     Special Value Fund                           0.75%               --               --                --
     Small Company Opportunity Fund               0.65%               16               97                --
     International Fund                           1.10%              143               --                --
     Nasdaq - 100 Index(R) Fund                   0.60%               83               19                --
     LifeChoice Conservative Investor Fund        0.20%               19               --                --
     LifeChoice Moderate Investor Fund            0.20%               58               --                --
     LifeChoice Growth Investor Fund              0.20%               31               --                --
     Balanced Fund                                0.70%               --              243                --
     Convertible Fund                             0.75%               --               --                 9
     Real Estate Fund                             0.80%               43               --                --
     Intermediate Income Fund                     0.75%              567               --                --
     Fund for Income                              0.50%               --               --                15
     National Municipal Bond Fund                 0.55%              129               --                --
     New York Municipal Bond Fund                 0.55%               48               15                --
     Ohio Municipal Bond Fund                     0.60%               --               --                --



                                  Continued

The Victory Portfolios                                         October 31, 2002

6.   Capital Share Transactions:

     Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):



                                               Value                 Diversified                Stock
                                               Fund                   Stock Fund              Index Fund

                                        Year         Year         Year         Year         Year         Year
                                        Ended        Ended        Ended        Ended        Ended        Ended
                                     October 31,  October 31,  October 31,  October 31,  October 31,  October 31,
                                        2002         2001         2002         2001         2002         2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued     $   78,985     $ 77,245    $ 363,567    $ 375,833   $   50,456   $   70,080
     Dividends reinvested                43,639       76,140       28,889      124,337       45,178       22,325
     Cost of shares redeemed           (136,123)     (98,040)    (253,038)    (216,198)    (155,283)    (193,075)

     Total                           $  (13,499)    $ 55,345    $ 139,418    $ 283,972   $  (59,649)   $(100,670)

     Class B Shares:
     Proceeds from shares issued     $       --     $     --    $      51    $      64   $       --    $      --
     Dividends reinvested                    --           --        1,652        9,685           --           --
     Cost of shares redeemed                 --           --       (8,766)      (9,000)          --           --

     Total                           $       --     $     --    $  (7,063)   $     749   $       --    $      --

     Class C Shares:
     Proceeds from shares issued     $       --     $     --    $   2,572    $      --   $       --    $      --
     Dividends reinvested                    --           --            1           --           --           --
     Cost of shares redeemed                 --           --          (37)          --           --           --

     Total                           $       --     $     --    $   2,536    $      --   $       --$          --

     Class G Shares:
     Proceeds from shares issued     $   16,609     $  3,760    $ 101,795    $  47,852   $    5,780    $  12,334
     Dividends reinvested                   533          434        4,132       18,581        2,217          812
     Cost of shares redeemed             (7,907)        (854)     (44,692)     (25,620)      (7,970)      (7,764)

     Total                           $    9,235     $  3,340    $  61,235    $  40,813   $       27    $   5,382

     Share Transactions:
     Class A Shares:
     Issued                               6,998        5,276       27,177       24,712        3,188        3,529
     Reinvested                           3,513        5,097        2,065        8,372        2,693        1,044
     Redeemed                           (12,318)      (6,678)     (20,648)     (14,573)     (10,601)     (10,065)

     Total                               (1,807)       3,695        8,594       18,511       (4,720)      (5,492)

     Class B Shares:
     Issued                                  --           --            3            4           --           --
     Reinvested                              --           --          122          680           --           --
     Redeemed                                --           --         (754)        (632)          --           --

     Total                                   --           --         (629)          52           --           --

     Class C Shares:
     Issued                                  --           --          205           --           --           --
     Reinvested                              --           --           --<F1>       --           --           --
     Redeemed                                --           --           (4)          --           --           --

     Total                                   --           --          201           --           --           --

     Class G Shares:
     Issued                               1,515          253        7,606        3,223          374          620
     Reinvested                              43           29          291        1,251          132           38
     Redeemed                              (825)         (59)      (3,708)      (1,728)        (521)        (408)

     Total                                  733          223        4,189        2,746          (15)         250


<F1> Rounds to less than 1,000.





6.   Capital Share Transactions:

     Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):


                                              Growth                 Established
                                               Fund                  Value Fund

                                       Year          Year         Year         Year
                                       Ended         Ended        Ended        Ended
                                     October 31,  October 31,  October 31,   October 31,
                                       2002          2001         2002         2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued       $ 55,212     $ 246,922    $ 29,071      $ 26,126
     Dividends reinvested                 1,711        28,819       6,953      1,193
     Cost of shares redeemed            (81,907)     (117,455)    (22,787)     (5,741)

     Total                             $(24,984)    $ 158,286    $ 13,237      $ 21,578

     Class B Shares:
     Proceeds from shares issued       $     --     $      --    $     --      $     --
     Dividends reinvested                    --            --          --            --
     Cost of shares redeemed                 --            --          --            --

     Total                             $     --     $      --    $     --      $     --

     Class C Shares:
     Proceeds from shares issued       $     --     $      --    $     --      $     --
     Dividends reinvested                    --            --          --            --
     Cost of shares redeemed                 --            --          --            --

     Total                             $     --     $      --    $     --      $     --

     Class G Shares:
     Proceeds from shares issued       $  3,937     $   3,335    $ 34,782      $ 21,929
     Dividends reinvested                    31           476      56,460        31,470
     Cost of shares redeemed             (2,462)       (2,013)    (88,028)      (74,658)

     Total                             $  1,506     $   1,798    $  3,214      $(21,259)

     Share Transactions:
     Class A Shares:
     Issued                               3,335        10,523       1,188           848
     Reinvested                              94         1,277         307            39
     Redeemed                            (5,001)       (5,945)       (975)         (181)

     Total                               (1,572)        5,855         520           706

     Class B Shares:
     Issued                                  --            --          --            --
     Reinvested                              --            --          --            --
     Redeemed                                --            --          --            --

     Total                                   --            --          --            --

     Class C Shares:
     Issued                                  --            --          --            --
     Reinvested                              --            --          --            --
     Redeemed                                --            --          --            --

     Total                                   --            --          --            --

     Class G Shares:
     Issued                                 229           167       1,426           710
     Reinvested                               2            21       2,499         1,027
     Redeemed                              (153)         (108)     (3,570)       (2,394)

     Total                                   78            80         355          (657)


<F1> Rounds to less than 1,000.




                                  Continued

The Victory Portfolios                                         October 31, 2002


     Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):


                                             Special Value           Small Company
                                                Fund               Opportunity Fund

                                          Year         Year         Year         Year
                                          Ended        Ended        Ended        Ended
                                       October 31,  October 31,  October 31,  October 31,
                                          2002         2001         2002         2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued        $ 217,702    $ 63,441  $   45,795   $ 19,913
     Dividends reinvested                  18,450      28,512       1,815        804
     Cost of shares redeemed             (204,377)    (62,355)    (35,191)    (7,754)

     Total                              $  31,775    $ 29,598  $   12,419   $ 12,963

     Class C Shares:
     Proceeds from shares issued        $      --    $     --  $       --   $     --
     Dividends reinvested                      --          --          --         --
     Cost of shares redeemed                   --          --          --         --

     Total                              $      --    $     --  $       --   $     --

     Class G Shares:
     Proceeds from shares issued        $   1,611    $    606  $   95,994   $ 17,076
     Dividends reinvested                      73          20       6,676      4,897
     Cost of shares redeemed                 (465)        (27)   (107,554)   (23,092)

     Total                              $   1,219    $    599  $   (4,884)  $ (1,119)

     Share Transactions:
     Class A Shares:
     Issued                                17,138       4,513       1,977        784
     Reinvested                             1,508       2,158          84         33
     Redeemed                             (16,306)     (4,510)     (1,560)      (317)

     Total                                  2,340       2,161         501        500

     Class C Shares:
     Issued                                    --          --          --         --
     Reinvested                                --          --          --         --
     Redeemed                                  --          --          --         --

     Total                                     --          --          --         --

     Class G Shares:
     Issued                                   126          44       4,243        680
     Reinvested                                 6           2         311        199
     Redeemed                                 (39)         (2)     (4,750)      (922)

     Total                                     93          44        (196)       (43)



     Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):


                                            International              Nasdaq-100
                                             Growth Fund              Index(R) Fund

                                          Year         Year         Year         Period
                                          Ended        Ended        Ended        Ended
                                       October 31,  October 31,  October 31,  October 31,
                                          2002         2001         2002          2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued        $ 136,241    $231,717     $ 7,229       $12,720
     Dividends reinvested                      --       8,711          --            20
     Cost of shares redeemed             (153,851)   (256,402)     (4,911)       (2,198)

     Total                              $ (17,610)   $(15,974)    $ 2,318       $10,542

     Class C Shares:
     Proceeds from shares issued        $      --    $     --     $   268       $    --
     Dividends reinvested                      --          --          --            --
     Cost of shares redeemed                   --          --         (61)           --

     Total                              $      --    $     --     $   207       $    --

     Class G Shares:
     Proceeds from shares issued        $  29,737    $ 15,199     $ 2,023       $ 7,312
     Dividends reinvested                      --       4,391          --            29
     Cost of shares redeemed              (37,172)    (18,650)     (1,286)       (1,855)

     Total                              $  (7,435)   $    940     $   737       $ 5,486

     Share Transactions:
     Class A Shares:
     Issued                                15,670      23,143       1,978         2,229
     Reinvested                                --         734          --             4
     Redeemed                             (17,708)    (25,273)     (1,538)         (477)

     Total                                 (2,038)     (1,396)        440         1,756

     Class C Shares:
     Issued                                    --          --          89            --
     Reinvested                                --          --          --            --
     Redeemed                                  --          --         (16)           --

     Total                                     --          --          73            --

     Class G Shares:
     Issued                                 3,449       1,582         542         1,162
     Reinvested                                --         372          --             5
     Redeemed                              (4,302)     (1,915)       (369)         (345)

     Total                                   (853)         39         173           822



                                  Continued



                                        Notes to Financial Statements--continued
The Victory Portfolios                                          October 31, 2002


                                                Balanced                     Convertible                   Real Estate
                                                  Fund                     Securities Fund               Investment Fund

                                           Year          Year           Year           Year           Year           Year
                                           Ended         Ended          Ended          Ended          Ended          Ended
                                        October 31,   October 31,    October 31,    October 31,    October 31,    October 31,
                                           2002          2001           2002           2001           2002           2001

Capital Transactions:
Class A Shares:
Proceeds from shares issued              $ 48,734        $68,339       $17,642        $44,968        $20,798        $6,449
Dividends reinvested                       27,613         33,708         1,468          9,477            259           278
Cost of shares redeemed                  (106,856)       (64,715)      (27,437)       (55,363)       (12,947)       (4,715)

Total                                    $(30,509)       $37,332       $(8,327)       $  (918)       $ 8,110        $2,012

Class C Shares:
Proceeds from shares issued              $     --        $    --       $    --        $    --        $   270        $   --
Dividends reinvested                           --             --            --             --             --<F1>        --
Cost of shares redeemed                        --             --            --             --             (1)           --

Total                                    $     --        $    --       $    --        $    --        $   269        $   --

Class G Shares:
Proceeds from shares issued              $  2,963        $ 1,519       $ 1,061        $ 2,249        $ 4,099        $  637
Dividends reinvested                          185            110            37             56             65            12
Cost of shares redeemed                    (1,309)          (314)       (1,767)           (95)          (475)          (31)

Total                                    $  1,839        $ 1,315       $  (669)       $ 2,210        $ 3,689        $  618

Share Transactions:
Class A Shares:
Issued                                      4,136          5,172         1,596          3,634          1,612           533
Reinvested                                  2,344          2,541           135            770             20            23
Redeemed                                   (9,280)        (4,930)       (2,548)        (4,550)        (1,013)         (388)

Total                                      (2,800)         2,783          (817)          (146)           619           168

Class C Shares:
Issued                                         --             --            --             --             20            --
Reinvested                                     --             --            --             --             --<F1>        --
Redeemed                                       --             --            --             --             --<F1>        --

Total                                          --             --            --             --             20            --

Class G Shares:
Issued                                        263            115            94            191            317            51
Reinvested                                     16              8             3              5              5             1
Redeemed                                     (120)           (24)         (155)            (8)           (38)           (3)

Total                                         159             99           (58)           188            284            49


<F1> Rounds to less than 1,000.



                                  Continued



                                        Notes to Financial Statements--continued
The Victory Portfolios                                          October 31, 2002


                                                 Intermediate                   Fund for
                                                  Income Fund                    Income

                                              Year          Year           Year          Year
                                              Ended         Ended          Ended         Ended
                                           October 31,   October 31,    October 31,   October 31,
                                              2002          2001           2002          2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued            $126,373      $ 80,857       $126,084       $102,237
     Proceeds from shares issued
         in connection with merger                --        99,906             --             --
     Dividends reinvested                      9,794         7,934          7,352          5,514
     Cost of shares redeemed                (134,137)      (73,826)       (85,098)       (44,795)

     Total                                  $  2,030      $114,871       $ 48,338       $ 62,956

     Class C Shares:
     Proceeds from shares issued            $     --      $     --       $  1,208       $     --
     Dividends reinvested                         --            --              7             --
     Cost of shares redeemed                      --            --            (62)            --

     Total                                  $     --      $     --       $  1,153       $     --

     Class G Shares:
     Proceeds from shares issued            $  4,584      $  1,529       $186,565       $126,822
     Proceeds from shares issued
         in connection with merger                --           419             --             --
     Dividends reinvested                         85            33         12,364          9,465
     Cost of shares redeemed                  (3,699)         (650)       (96,963)       (46,844)

     Total                                  $    970      $  1,331       $101,966       $ 89,443

     Share Transactions:
     Class A Shares:
     Issued                                   12,878         8,310          9,498          7,765
     Issued in connection with merger             --        10,101             --             --
     Reinvested                                1,001           821            556            421
     Redeemed                                (13,658)       (7,598)        (6,410)        (3,405)

     Total                                       221        11,634          3,644          4,781

     Class C Shares:
     Issued                                       --            --             91             --
     Reinvested                                   --            --             --(a)          --
     Redeemed                                     --            --             (5)            --

     Total                                        --            --             86             --

     Class G Shares:
     Issued                                      468           159         14,023          9,636
     Issued in connection with merger             --            43             --             --
     Reinvested                                    9             3            934            722
     Redeemed                                   (380)          (69)        (7,335)        (3,573)

     Total                                        97           136          7,622          6,785



                                  Continued


                                       Notes to Financial Statements--continued
The Victory Portfolios                                         October 31, 2002


                                                 National Municipal            New York Municipal             Ohio Municipal
                                                      Bond Fund                     Bond Fund                    Bond Fund

                                                 Year           Year           Year          Year          Year           Year
                                                 Ended          Ended         Ended         Ended         Ended          Ended
                                              October 31,    October 31,    October 31,   October 31,   October 31,    October 31,
                                                 2002           2001           2002          2001          2002           2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued               $ 48,749        $22,328       $ 4,409        $ 3,164      $ 12,354       $ 16,364
     Dividends reinvested                         2,474          1,378           311            381           818            611
     Cost of shares redeemed                    (39,767)        (7,882)       (3,077)        (2,726)      (12,861)       (10,689)

     Total                                     $ 11,456        $15,824       $ 1,643        $   819      $    311       $  6,286

     Class G Shares:
     Proceeds from shares issued               $  9,445        $ 9,509       $ 2,259        $ 4,028      $ 34,205       $ 23,547
     Dividends reinvested                           486            144           173            124         4,754          3,811
     Cost of shares redeemed                     (4,629)        (2,337)       (1,621)        (1,707)      (18,339)       (22,251)

     Total                                     $  5,302        $ 7,316       $   811        $ 2,445      $ 20,620       $  5,107

     Share Transactions:
     Class A Shares:
     Issued                                       4,548          2,069           347            250         1,041          1,378
     Reinvested                                     231            130            25             31            69             52
     Redeemed                                    (3,700)          (729)         (243)          (218)       (1,090)          (902)

     Total                                        1,079          1,470           129             63            20            528

     Class G Shares:
     Issued                                         874            883           179            323         2,889          1,991
     Reinvested                                      45             13            14             10           402            323
     Redeemed                                      (423)          (219)         (131)          (137)       (1,548)        (1,887)

     Total                                          496            677            62            196         1,743            427


                                  Continued

The Victory Portfolios                                         October 31, 2002

7.   Concentration of Credit Risk:

     The New York Municipal Bond Fund and Ohio Municipal Bond Fund invest primarily in municipal debt obligations issued by the respective states and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. These Funds are more susceptible to economic and political factors which might adversely affect municipalities and companies within those states than are other types of funds which are not geographically concentrated to the same extent.

8.   Federal Income Tax Information:

     For the taxable year ended October 31, 2002, a portion of income dividends paid by the following Funds qualify for the dividends received deduction available to corporations (Unaudited):

                                                      Qualified Dividend Income

     Value Fund                                              100.00%
     Diversified Stock Fund                                  100.00%
     Stock Index Fund                                        100.00%
     Growth Fund                                             100.00%
     Established Value Fund                                  100.00%
     Special Value Fund                                      100.00%
     Small Company Opportunity Fund                          100.00%
     LifeChoice Conservative Investor Fund                    15.04%
     LifeChoice Moderate Investor Fund                        22.46%
     LifeChoice Growth Investor Fund                          59.74%
     Balanced Fund                                            45.22%
     Convertible Securities Fund                              62.78%

     Tax-exempt interest dividends are as follows for the year ended October 31, 2002 (amounts in thousands):

     National Municipal Bond Fund                            $1,966
     New York Municipal Bond Fund                               835
     Ohio Municipal Bond Fund                                 6,770

     During the year ended October 31, 2002, the following Funds paid long-term capital gain distributions (amounts in thousands):

     Value Fund                                             $44,121
     Diversified Stock Fund                                  36,273
     Stock Index Fund                                        47,431
     Growth Fund                                              1,719
     Established Value Fund                                  67,253
     Special Value Fund                                      21,755
     Small Company Opportunity Fund                          10,489
     LifeChoice Conservative Investor Fund                      297
     LifeChoice Moderate Investor Fund                        1,196
     LifeChoice Growth Investor Fund                          1,162
     Balanced Fund                                           21,283
     National Municipal Bond Fund                                58
     New York Municipal Bond Fund                                48
     Ohio Municipal Bond Fund                                 2,234


                                  Continued

The Victory Portfolios                                         October 31, 2002

     As of October 31, 2002, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any (amounts in thousands):

                                                            Amount      Expires

     Value Fund                                          $  38,413        2010
     Diversified Stock Fund                                140,229        2010
     Stock Index Fund                                       65,940        2010
     Growth Fund                                            50,893        2010
     Special Value Fund                                      2,609        2010
     Small Company Opportunity Fund                            832        2006
     International Fund                                     22,643        2009
     International Fund                                     14,129        2010
     Nasdaq 100 Index Fund                                     174        2008
     Nasdaq 100 Index Fund                                   3,446        2009
     Nasdaq 100 Index Fund                                   4,468        2010
     LifeChoice Conservative Investor Fund                     341        2010
     LifeChoice Moderate Investor Fund                       1,572        2010
     LifeChoice Growth Investor Fund                         1,639        2010
     Balanced Fund                                          16,724        2010
     Convertible Fund                                          237        2009
     Convertible Fund                                        6,782        2010
     Real Estate Fund                                          517        2007
     Real Estate Fund                                          360        2008
     Intermediate Income Fund                                3,242        2008
     Intermediate Income Fund                                1,297        2010
     Fund for Income                                           864        2003
     Fund for Income                                            62        2004
     Fund for Income                                           606        2007
     Fund for Income                                         3,017        2008
     Fund for Income                                           691        2009
     Fund for Income                                         1,886        2010
     New York Municipal Bond Fund                               61        2010

     As of October 31, 2002, the following Funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger with the Investment Quality Bond Fund and Government Mortgage Fund, respectively (amounts in thousands):

                                                            Amount      Expires

     Intermediate Income Fund                               $    6        2003
     Intermediate Income Fund                                6,428        2006
     Intermediate Income Fund                                4,270        2007
     Fund for Income                                           109        2004
     Fund for Income                                         2,523        2006
     Fund for Income                                         2,275        2007


                                  Continued

The Victory Portfolios                                         October 31, 2002

     As of October 31, 2002, cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting, realized gains for tax mark to mark accounting, REIT adjustments and amortization and accretion reclasses of approximately (amounts in thousands):

     Value Fund                                            $  3,472
     Diversified Stock Fund                                   7,478
     Stock Index Fund                                        18,554
     Growth Fund                                              1,494
     Special Value Fund                                       3,113
     Small Company Opportunity Fund                             191
     International Fund                                         734
     Nasdaq 100 Index Fund                                    5,922
     LifeChoice Conservative Investor Fund                      517
     LifeChoice Moderate Investor Fund                        2,171
     LifeChoice Growth Investor Fund                          1,592
     Balanced Fund                                            1,227
     Convertible Fund                                            20
     Real Estate Fund                                            40
     Intermediate Income Fund                                   817
     Fund for Income                                            864
     National Municipal Bond Fund                                 8
     New York Municipal Bond Fund                                17
     Ohio Municipal Bond Fund                                   113


     The tax character of dividends paid by the Funds during the fiscal year ended October 31, 2002 were as follows (amounts in thousands):


                                                 Dividends paid from

                                              Ordinary   Net Long-Term  Total Taxable  Tax Return    Tax-Exempt        Total
                                               Income    Capital Gains    Dividends    of Capital   Distributions Dividends Paid*

     Value Fund                              $  3,493      $44,121        $47,614          --              --        $47,614
     Diversified Stock Fund                     3,050       36,273         39,323          --              --         39,323
     Stock Index Fund                           4,384       47,431         51,815          --              --         51,815
     Growth Fund                                  183        1,719          1,902         $40              --          1,942
     Established Value Fund                     1,217       67,253***      68,470          --              --         68,470
     Special Value Fund                           277       21,755         22,032          70              --         22,102
     Small Company Opportunity Fund                11       10,489         10,500          --              --         10,500
     LifeChoice Conservative Investor Fund        304          297            601          --              --            601
     LifeChoice Moderate Investor Fund            645        1,196          1,841          --              --          1,841
     LifeChoice Growth Investor Fund              126        1,162          1,288          --              --          1,288
     Balanced Fund                              8,557       21,283         29,840          --              --         29,840
     Convertible Fund                           2,177           --          2,177          --              --          2,177
     Real Estate Fund                             701           --            701          --              --            701
     Intermediate Income Fund                  15,366           --         15,366          --              --         15,366
     Fund for Income                           27,327           --         27,327          --              --         27,327
     National Municipal Bond Fund               2,698           58          2,756          --          $1,966          4,722
     New York Municipal Bond Fund                  --           48             48          --             835            883
     Ohio Municipal Bond Fund                   1,441        2,234          3,675          --           6,770         10,445


                                  Continued


                                       Notes to Financial Statements--continued
The Victory Portfolios                                         October 31, 2002


As of October 31, 2002, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows (amounts in thousands):


                                                                                                                            Total
                      Undistributed  Undistributed  Undistributed                          Accumulated   Unrealized      Accumulated
                        Tax Exempt     Ordinary       Long-Term    Accumulated  Dividends  Capital and   Appreciation/     Earnings
                          Income       Income       Capital Gains   Earnings     Payable   Other Losses  Depreciation<F2>  (Deficit)

Value Fund                   --         $ 246            --          $ 246         --       $(38,413)    $(29,078)        $(67,245)
Diversified
  Stock Fund                 --           727            --            727         --       (140,229)    (155,372)        (294,874)
Stock Index Fund             --           370            --            370         --        (65,940)      10,997          (54,573)
Growth Fund                  --            --            --             --         --        (50,893)     (25,882)         (76,775)
Established
  Value Fund                 --            --            --             --         --             --       59,523           59,523
Special Value Fund           --            --            --             --         --         (2,609)        (454)          (3,063)
Small Company
  Opportunity Fund           --            --            --             --         --           (832)      11,622           10,790
International Fund           --            --            --             --         --        (36,772)     (10,664)         (47,436)
Nasdaq - 100
  Index(R)Fund               --            --            --             --         --         (8,088)      (7,845)         (15,933)
LifeChoice
  Conservative
  Investor Fund              --            11            --             11         --           (341)      (1,432)          (1,762)
LifeChoice
  Moderate
  Investor Fund              --            12            --             12         --         (1,572)      (6,187)          (7,747)
LifeChoice
  Growth
  Investor Fund              --            --            --             --         --         (1,639)      (4,860)          (6,499)
Balanced Fund                --            97            --             97         --        (16,724)      (8,613)         (25,240)
Convertible Fund             --            96            --             96         --         (7,019)      (5,979)         (12,902)
Real Estate Fund             --           290            --            290         --           (877)        (707)          (1,294)
Intermediate
  Income Fund                --            62            --             62         --        (15,243)       9,343           (5,838)
Fund for Income              --           187            --            187         --        (12,033)      18,474            6,628
National Municipal
  Bond Fund                 $17         1,017            --          1,034         --             --        2,542            3,576
New York Municipal
  Bond Fund                  19            --            --             19         --            (61)       1,376            1,334
Ohio Municipal
  Bond Fund                  33           584          $912          1,529         --             --       10,471           12,000



<F1> Total dividends paid may differ from the amount reported in the
     Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

<F2> The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

<F3> The following Fund's net long-term capital gains distribution designated for federal income tax purposes differs from the amount above due to the utilization of earnings and profits distributed to shareholders on redemption of shares:
        Established Value Fund $70,934




9.   Subsequent Events

     Distributions of short-term and long-term capital gains were paid on November 15, 2002 to shareholders of record on November 14, 2002, as follows:

                                    Short-Term     Long-Term
                                   Capital Gain  Capital Gain    Total
                                    (per share)   (per share) (per share)

     National Municipal Bond Fund     0.1406            --       0.1406
     Ohio Municipal Bond Fund         0.0330        0.0515       0.0845

                                             REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
   The Victory Portfolios:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Victory Portfolios (comprising twenty portfolios, respectively, Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Nasdaq100 Index Fund, LifeChoice Conservative Investor Fund, LifeChoice Moderate Investor Fund, LifeChoice Growth Investor Fund, Balanced Fund, Convertible Fund, Real Estate Fund, Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund and Ohio Municipal Bond Fund, hereafter referred to as the "Funds") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation and verification by examination of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The Fund for Income's financial highlights for each of the years in the period ended December 31, 1998 were audited by other auditors, whose report dated January 28, 1999, expressed an unqualified opinion on those financial highlights. The Established Value and Small Company Opportunity Funds' financial highlights for each of the periods presented through March 31, 1999 were audited by other auditors, whose report dated April 28, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 20, 2001

              OTHER INFORMATION REGARDING TRUSTEES (UNAUDITED):

     Overall responsibility for management of the Trust rests with the members of the Board of Trustees (the "Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees, their ages, addresses, and their principal occupations during the past five years are as follows:



                                  Position(s)
                                  Held with
Name,  Age and Address            the Trust     Principal Occupation During Past 5 Years


Nigel D. T. Andrews, 55           Trustee       Retired (since 2001); Managing Director (2000-2001), Internet Capital Group
c/o The Victory Portfolios                      (venture capital); Executive Vice President, (1993-2000), GE Capital
3435 Stelzer Road                               (financial services).
Columbus, OH 43219

Frankie D. Hughes, 49             Trustee       Principal and Chief Investment Officer (since 1993), Hughes Capital
c/o The Victory Portfolios                      Management, Inc. (fixed income asset management).
3435 Stelzer Road
Columbus, OH 43219


Lyn Hutton, 52                    Trustee       Vice President and Chief Financial Officer, John D. & Catherine T.
c/o The Victory Portfolios                      MacArthur Foundation (grant making);  Vice President and Treasurer
3435 Stelzer Road                               (1990-1998), Dartmouth College.
Columbus, OH 43219

Eugene J. McDonald, 69            Trustee       Principal and Chief Investment Officer, Quellos Private Capital Markets LLC;
c/o The Victory Portfolios                      Executive Vice President (since 1990), Office of Investment Counsel, Duke
3435 Stelzer Road                               University; President and CEO (1990-2000), Duke Management Company.
Columbus, OH 43219


Dr. Thomas F Morrissey, 68        Trustee       Professor (since 1970), Weatherhead School of Management, Case Western
c/o The Victory Portfolios                      Reserve University; Associate Dean (1989-1995), Weatherhead School of Management.
3435 Stelzer Road
Columbus, OH 43219

Roger Noall, 66                   Chairman      Retired (since 2000), Executive (1997-2000), Senior Executive Vice President
c/o The Victory Portfolios        and Trustee   and Chief Administrative Officer (1994-1996), Secretary (1995-1996), KeyCorp.
3435 Stelzer Road
Columbus, OH 43219


Karen F. Shepherd, 61             Trustee       Member (since 1996), Shepherd Properties, LC and Vincent Shepherd Investments,
c/o The Victory Portfolios                      LC (real estate investments); U.S. Executive Director (1996-2002), European
3435 Stelzer Road                               Bank for Reconstruction & Development; Director, Majority Council (since 2002),
Columbus, OH 43219                              Emily's List (political action committee).


Frank A. Weil, 70                 Trustee       Chairman (since 1984), Abacus & Associates, Inc. (private investment firm).
c/o The Victory Portfolios
3435 Stelzer Road
Columbus, OH 43219


Donald E. Weston, 66              Trustee       Retired (since 2000); Chairman (1998-2000), Gradison McDonald Investments, a
c/o The Victory Portfolios                      division of McDonald Investments, Inc.; Chairman (1991-1998), Gradison Division
3435 Stelzer Road                               of McDonald & Company Securities, Inc. and Director, McDonald & Company
Columbus, OH 43219                              Investments, Inc.


Leigh A. Wilson, 57               Trustee       Founder, Chairman and Chief Executive Officer (since 1989), New Century Care,
c/o The Victory Portfolios                      Inc. (formerly known as Glenleigh International Limited) (merchant bank);
3435 Stelzer Road                               Chief Executive Officer (since 2001), The Kenning Institute (developer of health
Columbus, OH 43219                              programs); Director (since 1981), Chimney Rock Vineyard and Chimney Rock Winery.



              OTHER INFORMATION REGARDING OFFICERS (UNAUDITED):

           The Officers, their ages, addresses, and their principal occupations during the past five years are as follows:


Name, Age and Address         Position(s)                 Principal Occupation During Past 5 Years
                              Held with the Trust


Jay G. Baris, 48              Assistant Secretary         Partner, Kramer Levin Naftalis & Frankel LLP; Assistant Secretary of
c/o The Victory Portfolios                                The Victory Variable Insurance Funds; Director, First Investors Life
3435 Stelzer Road                                         Insurance Company.
Columbus, OH 43219


Kathleen A. Dennis, 49        President                   Senior Managing Director, Victory Capital Management, Inc.
c/o The Victory Portfolios
3435 Stelzer Road
Columbus, OH 43219


Joel B. Engle, 36             Treasurer                   Since September 1998, Vice President of BISYS; from
c/o The Victory Portfolios                                March 1995 to September 1998, Vice President, Northern
3435 Stelzer Road                                         Trust Company.
Columbus, OH 43219


Lisa Hurley, 46               Vice President              Since May 1998, Senior Vice President and General Counsel
c/o The Victory Portfolios                                of BISYS Fund Services; General Counsel of Moore Capital Management,
3435 Stelzer Road                                         Inc. from May 1996 to May 1998; Senior Vice President & General Counsel
Columbus, OH 43219                                        of Northstar Investment Management Corporation from October 1993 to
                                                          May 1996.


Cynthia Lee Lindsey, 44       Secretary                   Since October 2002, Director of Client Services for BISYS;
c/o The Victory Portfolios                                from November 1997 to October 2002, Director of Securities Lending, Sales
3435 Stelzer Road                                         Development, Director of Client Services and Director of Financial
Columbus, OH 43219                                        Administration and Business Planning.


Irimga McKay, 41              Vice President              Since November 1998, Senior Vice President, Client Services
c/o The Victory Portfolios                                of BISYS Fund Services.
3435 Stelzer Road
Columbus, OH 43219


Alaina Metz, 34               Assistant Secretary         Since June 1995, Chief Administrative Officer of BISYS Fund Services;
c/o The Victory Portfolios                                Supervisor of Alliance Capital Management for more than five years prior
Columbus, OH 43219                                        to joining BISYS.
3435 Stelzer Road

Gary Tenkman, 31              Assistant Treasurer         Since April 1998, Vice President of Financial Services of BISYS Fund
c/o The Victory Portfolios                                Services; Audit Manager for Ernst & Young LLP for more than five years
3435 Stelzer Road                                         prior to joining BISYS.
Columbus, OH 43219


William J. Tomko, 43          Assistant Treasurer         Group President, BISYS Investment Services; employee of BISYS Fund
c/o The Victory Portfolios                                Services since 1986.
3435 Stelzer Road
Columbus, OH 43219


The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

                                                                   PRSRTSTD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                Cleveland, OH
                                                               Permit No. 1535

Victoryfunds.com

News, Information And Education 24 Hours A Day, 7 Days A Week The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

      Detailed performance records

      Up to the minute share prices

      The latest fund news

      Investment resources to help you become a better investor

      A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, Victoryfunds.com has what you're looking for. Visit us anytime. We're always open.

Victory Funds
LOGO(R)

Visit our web site at:
Victoryfunds.com

Call Victory at:
800-539-FUND (800-539-3863)

                                                               1AR-VP-001 12/02